UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-09253

Wells Fargo Funds Trust

(Exact name of registrant as specified in charter)

525 Market St., San Francisco, CA 94105

(Address of principal executive offices) (Zip code)

C. David Messman

Wells Fargo Funds Management, LLC

525 Market St., San Francisco, CA 94105

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-222-8222

Date of fiscal year end: September 30

Registrant is making a filing for 11 of its series:

Wells Fargo Diversified Capital Builder Fund, Wells Fargo Diversified Income Builder Fund, Wells Fargo Index Asset Allocation Fund, Wells Fargo International Bond Fund, Wells Fargo Strategic Income Fund, Wells Fargo C&B Mid Cap Value Fund, Wells Fargo Common Stock Fund, Wells Fargo Discovery Fund, Wells Fargo Enterprise Fund, Wells Fargo Opportunity Fund, and Wells Fargo Special Mid Cap Value Fund.

Date of reporting period: September 30, 2016

ITEM 1.	REPORT TO STOCKHOLDERS

Annual Report

September 30, 2016

Wells Fargo
Diversified Capital Builder Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Diversified Capital Builder Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Even though the Fed raised its key rate during the period as anticipated, it was a modest increase, and further rate hikes were not immediately forthcoming. As a result, market yields declined and bond prices rose.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Diversified Capital Builder Fund for the 12-month period that ended September 30, 2016. During this period, which began October 1, 2015, both stock and fixed-income markets benefited from a combination of accommodative monetary policy, continued (if low) U.S. economic growth, and a moderate high-yield default rate outside of commodity-related sectors.

The U.S. economy achieved low but continued growth over the reporting period.

Toward the beginning of the reporting period, real U.S. gross domestic product (GDP) came in at a solid 2% year-over-year growth rate for the third quarter of 2015. Real GDP growth remained positive, even as it trailed off in subsequent quarters—falling below 1% in the fourth quarter of 2015 and the first quarter of 2016 and just topping 1% in the second quarter of 2016.

Global central bank policy remained accommodative.

The U.S. economy remained strong enough that in December 2015, the Federal Reserve (Fed) raised its target interest rate by 25 basis points (bps; 100 bps equals 1.00%) after keeping it near zero for seven years. However, the Fed clarified that future interest-rate increases would be gradual; as of the end of the reporting period, the Fed remained on hold. Other major central banks continued to pressure interest rates into historically low and even negative territory. In Europe, the European Central Bank (ECB) pushed its rate for banks’ excess reserves to -0.40% in March 2016 in an effort to encourage lending. In addition, the ECB kept its main refinancing rate at zero and continued to provide liquidity through an asset-purchasing program.

As a result of the favorable macroeconomic backdrop, fixed-income markets rallied across the board.

Even though the Fed raised its key rate during the period as anticipated, it was a modest increase, and further rate hikes were not immediately forthcoming. As a result, market yields declined and bond prices rose. Since the end of the financial crisis, structural changes in the fixed-income markets have reduced trading liquidity (the degree to which assets can be bought or sold without affecting the price). New regulations and capital requirements have caused traditional liquidity suppliers (banks and broker/dealers) to be more risk averse and hold less inventory. Meanwhile, corporate debt issuance has spiked as companies finance themselves at record-low yields, bond mutual funds hold larger amounts of this new debt supply, trading volumes are lower, and large-size trades are more difficult to execute. However, fixed-income markets appeared to function well over the past year with sufficient liquidity. The Bloomberg Barclays U.S. Aggregate Bond Index,1 a proxy for the broad investment-grade market, returned 5.97%.

[1]	The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as Barclays U.S. Aggregate Bond Index) is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Diversified Capital Builder Fund	3

Low global yields and a solid U.S. economy incented investors to take on additional risk by purchasing stocks and high-yield bonds. The high-yield bond market was further helped by the fact that the high-yield default rate remained low for non-commodity-related companies. Although Moody’s Investors Service, Incorporated, projected in July 2016 that the U.S. high-yield default rate could reach 6.4% by the end of 2016, much of that number came from metals and mining firms (10.2% projected default rate) and oil and gas companies (8.6% projected default rate). The Bloomberg Barclays U.S. Corporate High Yield Bond Index2 returned 12.73% for the period, and the S&P 500 Index,3 a proxy for large-cap stocks, returned 15.43%.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Low global yields and a solid U.S. economy incented investors to take on additional risk by purchasing stocks and high-yield bonds.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

[2]	The Bloomberg Barclays U.S. Corporate High Yield Bond Index (formerly known as Barclays U.S. Corporate High Yield Bond Index) is an unmanaged, U.S. dollar–denominated, nonconvertible, non-investment-grade debt index. The index consists of domestic corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

[3]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4	Wells Fargo Diversified Capital Builder Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Margaret Patel

Average annual total returns (%) as of September 30, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKBAX)	1-20-1998	15.74	14.70	5.65	22.85	16.05	6.28	1.15	1.15
Class B (EKBBX)*	9-11-1935	17.06	14.94	5.78	22.06	15.17	5.78	1.90	1.90
Class C (EKBCX)	1-22-1998	20.96	15.15	5.49	21.96	15.15	5.49	1.90	1.90
Administrator Class (EKBDX)	7-30-2010	–	–	–	23.14	16.30	6.47	1.07	1.05
Institutional Class (EKBYX)	1-26-1998	–	–	–	23.28	16.52	6.66	0.82	0.78
Diversified Capital Builder Blended Index[4]	–	–	–	–	14.47	14.37	7.54	–	–
BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index[5]	–	–	–	–	12.79	8.19	7.51	–	–
Russell 1000® Index[6]	–	–	–	–	14.93	16.41	7.40	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, high-yield securities risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Diversified Capital Builder Fund	5

Growth of $10,000 investment as of September 30, 2016[7]

[1]	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Diversified Capital Builder Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through January 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 1.20% for Class A, 1.95% for Class B, 1.95% for Class C, 1.05% for Administrator Class, and 0.78% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[4]	Source: Wells Fargo Funds Management, LLC. The Diversified Capital Builder Blended Index is composed of the BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index (25%) and Russell 1000® Index (75%). You cannot invest directly in an index.

[5]	The BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index is an unmanaged market index that provides a broad-based performance measure of the non-investment grade U.S. domestic bond index. You cannot invest directly in an index.

[6]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[7]	The chart compares the performance of Class A shares for the most recent ten years with the Diversified Capital Builder Blended Index, BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index, and the Russell 1000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Diversified Capital Builder Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the Diversified Capital Builder Blended Index, for the 12-month period that ended September 30, 2016.

■	The Fund outperformed the benchmark in part because of its above-benchmark weighting to stocks during a period in which stocks outperformed the high-yield market. In its stock holdings, the Fund benefited from additions to the energy sector in the second half of the fiscal year, after having an underweight to the sector in the earlier part of the fiscal year. The Fund also gained relative performance from takeovers of four of its holdings. Equity detractors were primarily in the technology sector, as well as in the health care space, specifically pharmaceutical companies.

■	In the bond portfolio, holdings in basic materials companies were considerable outperformers, as were selected energy bonds. Detractors from bond performance fell in the pharmaceutical, information technology, and energy services sectors.

Stocks held up better than high-yield bonds in a volatile period.

In the stock market, the fiscal year was marked by short-term swings as measured by the Russell 1000® Index. After rising modestly through the fourth quarter of 2015, stock prices dropped sharply in the first two months of 2016, reflecting concerns about falling energy prices, lower economic growth, and the possibility of rising interest rates. After this period of uncertainty, the market advanced more or less steadily in the remainder of the fiscal year, as it became clear that the Federal Reserve was sensitive to market concerns about rising rates and would most likely move at a gradual pace. In addition, economic growth continued to advance, albeit at a relatively low rate compared to previous economic recoveries.

In the fixed-income market, fears of higher U.S. Treasury rates once again proved to be wrong, and longer-term bond yields declined in the fiscal year. To illustrate, interest rates as measured by the 10-year U.S. Treasury bond began the fiscal year at 2.04%, and ended the fiscal year at 1.60%. High-yield bond yields also fell over the period, resulting in notable capital gains for many bonds as measured by the BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index, particularly in the hard-hit energy industry. Lower-rated bonds in general produced low double-digit returns across many sectors. High-yield bonds benefited not only from lower Treasury rates, but also from diminished concerns about a slowing economy and rising defaults. Investors’ increased risk appetites caused yields on high-yield bonds to decline more than the yields on comparable Treasuries.

Ten largest holdings (%) as of September 30, 2016[8]
Kinder Morgan Incorporated	5.52
Plains All American Pipeline LP	4.89
Crown Castle International Corporation	4.15
The Williams Companies Incorporated	3.66
Tronox Finance LLC, 6.38%, 8-15-2020	3.06
John Bean Technologies Corporation	3.01
Broadcom Limited	2.96
Equinix Incorporated	2.91
Xilinx Incorporated	2.75
Tesoro Logistics LP	2.56

In the Fund’s stock portfolio, several energy-related names were major contributors to performance: Kinder Morgan, Incorporated; Plains All American Pipeline, L.P.; Williams Companies, Incorporated; and Columbia Pipeline Group, Incorporated (which was acquired by TransCanada Corporation). FEI Company, a technology company specializing in microscopes, contributed as a result of substantial price appreciation after its acquisition by Thermo Fisher Scientific Incorporated was announced. John Bean Technologies Corporation, a manufacturer of systems and products for the food-processing industry, was a significant outperformer. In the health care sector, Medtronic Plc, Mylan N.V., and Becton, Dickinson and Company also outperformed.

Detractors were primarily in the technology sector, and included Akami Technologies, Incorporated; Seagate Technology plc, and FireEye, Incorporated. In the pharmaceuticals sector, Eli Lilly and Company, AMAG Pharmaceuticals Incorporated, and McKesson Corporation were underperformers.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Diversified Capital Builder Fund	7

Portfolio allocation as of September 30, 2016[9]

Specific to the Fund’s fixed-income portfolio, we emphasized relatively high-quality high-yield bonds, believing that better-quality issues that were available for modestly lower yields represented superior investment value compared with higher-yielding, but lower-rated bonds. Fixed-income contributors included Tronox Finance LLC, Rayonier Advanced Materials Products Incorporated, and Olin Corporation. Bonds of energy companies Kinder Morgan Incorporated and Plains All American Pipeline, L.P., also contributed to outperformance. Bonds of Lear Corporation, a manufacturer of auto seating systems, were upgraded to investment grade and further aided relative results. Detractors included AMAG Pharmaceuticals Incorporated; energy services company Bristow Group Incorporated, and hard disk drive maker Seagate HDD.

We continue to focus on high-yield bonds of U.S.–based companies that have publicly issued common stock and that we judge to have competitive business positions and flexible balance sheets. We believe such companies could withstand a slowdown in their sales and profits or diminished access to credit should there be a reduction in liquidity provided by financial lenders. We continue to minimize exposure to the energy services and metals and mining sectors because these areas face continued challenges from declining demand and soft pricing for their products.

Our outlook remains one of cautious optimism.

While the pace of economic growth is low compared with previous recoveries after recessions, we believe the intrinsic dynamism, creativity, and basic strengths of the U.S. economy should provide opportunities for both the stock and high-yield bond markets over the next year. The housing and automobile sectors are on multiyear upswings. Slow but steady gains in employment should help stimulate demand for goods and services. Furthermore, the expansion of low-cost shale gas and petroleum liquids should continue to provide a boon to both businesses and consumers, improving the competitive positions of U.S. companies and offering some cost relief to consumers for utility and fuel costs. Despite current financial uncertainties, we believe the strong fundamentals of the U.S. economy will provide attractive investment potential for stocks over time.

In our view, the high-yield bond market may benefit from relatively attractive fundamentals—improving, albeit slow, business conditions, ample financial liquidity, and historically low default rates, excluding high-risk sectors such as commodities. We are cautious given that high-yield interest rates could rise against a backdrop of a slowing economy. However, with the currently wide yield differentials for high-yield versus investment grade bonds, we think high-yield bonds could provide enough income to compensate for their credit risks.

Please see footnotes on page 5.

8	Wells Fargo Diversified Capital Builder Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2016 to September 30, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2016	Ending account value 9-30-2016	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,118.58	$6.01	1.13%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.33	$5.73	1.13%
Class B
Actual	$1,000.00	$1,115.78	$9.96	1.88%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.59	$9.49	1.88%
Class C
Actual	$1,000.00	$1,114.49	$9.96	1.89%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.57	$9.50	1.89%
Administrator Class
Actual	$1,000.00	$1,120.32	$5.56	1.05%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.75	$5.30	1.05%
Institutional Class
Actual	$1,000.00	$1,121.31	$4.14	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.10	$3.94	0.78%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2016	Wells Fargo Diversified Capital Builder Fund	9

Security name	Shares	Value

Common Stocks: 75.68%

Consumer Discretionary: 5.81%

Auto Components: 1.16%
Gentex Corporation	450,000	$7,902,000

Distributors: 0.44%
Genuine Parts Company	30,000	3,013,500

Household Durables: 4.11%
Harman International Industries Incorporated	80,000	6,756,000
Leggett & Platt Incorporated	165,000	7,520,700
Newell Rubbermaid Incorporated	260,000	13,691,600

		27,968,300

Media: 0.10%
Comcast Corporation Class A	10,000	663,400

Consumer Staples: 4.86%

Food Products: 2.49%
ConAgra Foods Incorporated	360,000	16,959,600

Household Products: 0.42%
Church & Dwight Company Incorporated	60,000	2,875,200

Personal Products: 1.95%
The Estee Lauder Companies Incorporated Class A	150,000	13,284,000

Energy: 18.39%

Oil, Gas & Consumable Fuels: 18.39%
Cabot Oil & Gas Corporation	100,000	2,580,000
EOG Resources Incorporated	30,000	2,901,300
EQT Corporation	90,000	6,535,800
Kinder Morgan Incorporated	1,625,000	37,586,250
Plains All American Pipeline LP	1,060,000	33,294,600
Tesoro Logistics LP	360,000	17,438,400
The Williams Companies Incorporated	810,000	24,891,300

		125,227,650

Health Care: 6.57%

Biotechnology: 0.30%
Shire plc ADR	10,374	2,011,104

Health Care Equipment & Supplies: 2.29%
Becton Dickinson & Company	30,000	5,391,900
C.R. Bard Incorporated	20,000	4,485,600
Medtronic plc	35,000	3,024,000
West Pharmaceutical Services Incorporated	10,000	745,000
Zimmer Holdings Incorporated	15,000	1,950,300

		15,596,800

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Diversified Capital Builder Fund	Portfolio of investments—September 30, 2016

Security name	Shares	Value

Health Care Providers & Services: 0.12%
McKesson Corporation	5,000	$833,750

Life Sciences Tools & Services: 1.40%
Thermo Fisher Scientific Incorporated	10,000	1,590,600
Waters Corporation †	50,000	7,924,500

		9,515,100

Pharmaceuticals: 2.46%
Eli Lilly & Company	200,000	16,052,000
Mallinckrodt plc †	10,000	697,800

		16,749,800

Industrials: 11.61%

Aerospace & Defense: 5.46%
Huntington Ingalls Industries Incorporated	85,000	13,040,700
Lockheed Martin Corporation	13,792	3,306,218
Raytheon Company	100,000	13,613,000
TransDigm Group Incorporated †	25,000	7,228,000

		37,187,918

Building Products: 0.80%
Apogee Enterprises Incorporated	70,000	3,128,300
Lennox International Incorporated	15,000	2,355,450

		5,483,750

Electrical Equipment: 0.32%
AMETEK Incorporated	45,000	2,150,100

Machinery: 4.85%
Donaldson Company Incorporated	20,000	746,600
IDEX Corporation	80,000	7,485,600
John Bean Technologies Corporation	290,000	20,459,500
The Middleby Corporation †	35,000	4,326,700

		33,018,400

Trading Companies & Distributors: 0.18%
WESCO International Incorporated †	20,000	1,229,800

Information Technology: 16.32%

Communications Equipment: 0.07%
CommScope Holdings Incorporated †	15,000	451,650

Electronic Equipment, Instruments & Components: 2.74%
Amphenol Corporation Class A	250,000	16,230,000
Belden Incorporated	35,000	2,414,650

		18,644,650

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2016	Wells Fargo Diversified Capital Builder Fund	11

Security name	Shares	Value

Internet Software & Services: 1.29%
Akamai Technologies Incorporated †	165,000	$8,743,350

IT Services: 2.54%
Leidos Holdings Incorporated	240,000	10,387,200
NeuStar Incorporated Class A «†	260,000	6,913,400

		17,300,600

Semiconductors & Semiconductor Equipment: 7.38%
Broadcom Limited	117,000	20,184,840
Microsemi Corporation †	270,000	11,334,600
Xilinx Incorporated	345,000	18,747,300

		50,266,740

Software: 2.02%
Adobe Systems Incorporated †	100,000	10,854,000
CDK Global Incorporated	20,000	1,147,200
Splunk Incorporated †	30,000	1,760,400

		13,761,600

Technology Hardware, Storage & Peripherals: 0.28%
Diebold Incorporated	30,000	743,700
Western Digital Corporation	20,000	1,179,876

		1,923,576

Materials: 2.67%

Chemicals: 2.67%
Celanese Corporation Series A	250,000	16,640,000
Olin Corporation	75,000	1,539,000

		18,179,000

Real Estate: 8.19%

Equity REITs: 8.19%
Boston Properties Incorporated	5,000	681,450
Crown Castle International Corporation	300,000	28,263,000
Equinix Incorporated	55,000	19,813,750
Saul Centers Incorporated	105,000	6,993,000

		55,751,200

Utilities: 1.26%

Gas Utilities: 1.26%
Atmos Energy Corporation	115,000	8,564,050

Total Common Stocks (Cost $446,272,191)		515,256,588

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Diversified Capital Builder Fund	Portfolio of investments—September 30, 2016

Security name	Interest rate	Maturity date	Principal	Value

Corporate Bonds and Notes: 21.10%

Consumer Discretionary: 1.57%

Auto Components: 0.08%
Dana Holding Corporation	5.50%	12-15-2024	$500,000	$508,750

Hotels, Restaurants & Leisure: 0.30%
Speedway Motorsports Incorporated	5.13	2-1-2023	2,000,000	2,045,000

Media: 0.48%
McGraw-Hill Global Education Holdings LLC 144A	7.88	5-15-2024	3,000,000	3,240,000

Specialty Retail: 0.71%
Group 1 Automotive Incorporated	5.00	6-1-2022	500,000	502,500
Penske Auto Group Incorporated	5.75	10-1-2022	4,200,000	4,357,500

				4,860,000

Energy: 3.19%

Oil, Gas & Consumable Fuels: 3.19%
ONEOK Incorporated	4.25	2-1-2022	1,737,000	1,702,260
ONEOK Incorporated	7.50	9-1-2023	1,000,000	1,120,000
Plains All American Pipeline LP	4.65	10-15-2025	6,000,000	6,237,396
Tennessee Gas Pipeline Company	7.00	3-15-2027	10,534,000	12,626,190

				21,685,846

Health Care: 1.48%

Biotechnology: 0.25%
AMAG Pharmaceuticals Incorporated 144A	7.88	9-1-2023	1,800,000	1,719,000

Health Care Equipment & Supplies: 0.38%
Teleflex Incorporated	4.88	6-1-2026	2,500,000	2,587,500

Health Care Providers & Services: 0.61%
DaVita HealthCare Partners Incorporated	5.13	7-15-2024	1,000,000	1,020,000
HCA Incorporated	5.25	6-15-2026	2,000,000	2,125,000
HealthSouth Corporation	5.13	3-15-2023	1,000,000	997,500

				4,142,500

Life Sciences Tools & Services: 0.24%
Quintiles Transnational Corporation 144A	4.88	5-15-2023	1,600,000	1,644,000

Industrials: 3.52%

Aerospace & Defense: 2.15%
Huntington Ingalls Industries Incorporated 144A	5.00	11-15-2025	6,926,000	7,324,245
Moog Incorporated 144A	5.25	12-1-2022	1,500,000	1,552,500
Orbital ATK Incorporated	5.50	10-1-2023	2,000,000	2,095,000
TransDigm Group Incorporated 144A	6.38	6-15-2026	2,000,000	2,075,000
TransDigm Group Incorporated	6.50	5-15-2025	1,500,000	1,565,625

				14,612,370

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2016	Wells Fargo Diversified Capital Builder Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Machinery: 0.46%
Oshkosh Corporation	5.38%	3-1-2025	$2,000,000	$2,100,000
SPX FLOW Incorporated 144A	5.88	8-15-2026	1,000,000	1,016,250

				3,116,250

Trading Companies & Distributors: 0.91%
HD Supply Incorporated 144A	5.75	4-15-2024	4,015,000	4,215,750
Wesco Distribution Incorporated 144A	5.38	6-15-2024	2,000,000	2,003,760

				6,219,510

Information Technology: 3.97%

Communications Equipment: 0.93%
CommScope Incorporated 144A	5.50	6-15-2024	6,000,000	6,330,000

Electronic Equipment, Instruments & Components: 0.60%
Belden Incorporated 144A	5.25	7-15-2024	3,000,000	3,045,000
Belden Incorporated 144A	5.50	9-1-2022	1,000,000	1,042,500

				4,087,500

IT Services: 0.46%
NeuStar Incorporated «(i)	4.50	1-15-2023	3,500,000	3,132,500

Semiconductors & Semiconductor Equipment: 0.38%
Micron Technology Incorporated 144A	5.25	8-1-2023	1,500,000	1,470,000
Microsemi Corporation 144A	9.13	4-15-2023	1,000,000	1,140,000

				2,610,000

Software: 0.31%
Nuance Communications Company 144A	6.00	7-1-2024	2,000,000	2,085,000

Technology Hardware, Storage & Peripherals: 1.29%
Diebold Incorporated 144A	8.50	4-15-2024	8,500,000	8,808,125

Materials: 6.84%

Chemicals: 6.38%
A. Schulman Incorporated 144A	6.88	6-1-2023	6,375,000	6,438,750
Olin Corporation	5.50	8-15-2022	6,000,000	6,060,000
Rayonier Advanced Materials Products Incorporated 144A	5.50	6-1-2024	6,835,000	6,254,025
Scotts Miracle-Gro Company 144A	6.00	10-15-2023	3,600,000	3,834,000
Tronox Finance LLC	6.38	8-15-2020	22,588,000	20,837,430

				43,424,205

Containers & Packaging: 0.46%
Berry Plastics Corporation	5.13	7-15-2023	3,120,000	3,172,650

Real Estate: 0.53%

Equity REITs: 0.53%
Equinix Incorporated	5.75	1-1-2025	1,000,000	1,062,500
Iron Mountain Incorporated 144A	5.38	6-1-2026	2,000,000	2,000,000

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Diversified Capital Builder Fund	Portfolio of investments—September 30, 2016

Security name	Interest rate	Maturity date	Principal	Value

Equity REITs (continued)
Iron Mountain Incorporated	5.75%	8-15-2024	$500,000	$513,750

				3,576,250

Total Corporate Bonds and Notes (Cost $140,784,289)				143,606,956

Yankee Corporate Bonds and Notes: 2.52%

Industrials: 0.30%

Electrical Equipment: 0.30%
Sensata Technologies BV 144A	4.88	10-15-2023	2,000,000	2,080,000

Information Technology: 2.22%

Technology Hardware, Storage & Peripherals: 2.22%
Seagate HDD Cayman	4.75	6-1-2023	9,500,000	9,405,000
Seagate HDD Cayman	4.88	6-1-2027	6,396,000	5,679,648

				15,084,648

Total Yankee Corporate Bonds and Notes (Cost $16,468,795)				17,164,648

	Yield		Shares
Short-Term Investments: 1.88%

Investment Companies: 1.88%
Securities Lending Cash Investments LLC (l)(r)(u)	0.65		9,035,155	9,035,155
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.34		3,773,354	3,773,354

Total Short-Term Investments (Cost $12,808,509)				12,808,509

Total investments in securities (Cost $616,333,784) *	101.18%	688,836,701
Other assets and liabilities, net	(1.18)	(8,023,046)

Total net assets	100.00%	$680,813,655

†	Non-income-earning security

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $615,673,007 and unrealized gains (losses) consists of:

Gross unrealized gains	$82,047,323
Gross unrealized losses	(8,883,629)

Net unrealized gains	$73,163,694

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—September 30, 2016	Wells Fargo Diversified Capital Builder Fund	15

Assets
Investments
In unaffiliated securities (including $8,827,796 of securities loaned), at value (cost $603,525,275)	$676,028,192
In affiliated securities, at value (cost $12,808,509)	12,808,509

Total investments, at value (cost $616,333,784)	688,836,701
Receivable for investments sold	9,702,674
Receivable for Fund shares sold	1,170,870
Receivable for dividends and interest	2,863,932
Receivable for securities lending income	9,542
Prepaid expenses and other assets	126,386

Total assets	702,710,105

Liabilities
Payable for investments purchased	11,289,676
Payable for Fund shares redeemed	750,117
Payable upon receipt of securities loaned	9,035,155
Management fee payable	369,667
Distribution fees payable	44,159
Administration fees payable	112,806
Accrued expenses and other liabilities	294,870

Total liabilities	21,896,450

Total net assets	$680,813,655

NET ASSETS CONSIST OF
Paid-in capital	$551,365,111
Undistributed net investment income	422,976
Accumulated net realized gains on investments	56,522,651
Net unrealized gains on investments	72,502,917

Total net assets	$680,813,655

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$467,502,982
Shares outstanding – Class A1	46,934,960
Net asset value per share – Class A	$9.96
Maximum offering price per share – Class A2	$10.57
Net assets – Class B	$1,514,768
Shares outstanding – Class B1	150,497
Net asset value per share – Class B	$10.07
Net assets – Class C	$67,629,719
Shares outstanding – Class C1	6,786,975
Net asset value per share – Class C	$9.96
Net assets – Administrator Class	$21,397,651
Shares outstanding – Administrator Class[1]	2,146,960
Net asset value per share – Administrator Class	$9.97
Net assets – Institutional Class	$122,768,535
Shares outstanding – Institutional Class[1]	12,396,637
Net asset value per share – Institutional Class	$9.90

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Diversified Capital Builder Fund	Statement of operations—year ended September 30, 2016

Investment income
Interest	$9,084,301
Dividends	8,314,674
Securities lending income, net	48,562
Income from affiliated securities	25,688

Total investment income	17,473,225

Expenses
Management fee	3,847,353
Administration fees
Class A	885,160
Class B	4,614
Class C	122,020
Administrator Class	15,931
Institutional Class	136,851
Shareholder servicing fees
Class A	1,053,762
Class B	5,493
Class C	145,262
Administrator Class	30,635
Distribution fees
Class B	16,478
Class C	435,785
Custody and accounting fees	39,991
Professional fees	46,489
Registration fees	65,169
Shareholder report expenses	50,722
Trustees’ fees and expenses	21,225
Other fees and expenses	6,449

Total expenses	6,929,389
Less: Fee waivers and/or expense reimbursements	(35,301)

Net expenses	6,894,088

Net investment income	10,579,137

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	56,562,113
Net change in unrealized gains (losses) on investments	57,125,458

Net realized and unrealized gains (losses) on investments	113,687,571

Net increase in net assets resulting from operations	$124,266,708

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Diversified Capital Builder Fund	17

	Year ended September 30, 2016		Year ended September 30, 2015

Operations
Net investment income		$10,579,137		$7,234,900
Net realized gains on investments		56,562,113		59,544,695
Net change in unrealized gains (losses) on investments		57,125,458		(71,976,899)

Net increase (decrease) in net assets resulting from operations		124,266,708		(5,197,304)

Distributions to shareholders from
Net investment income
Class A		(7,154,781)		(4,369,242)
Class B		(13,202)		(7,771)
Class C		(576,356)		(141,210)
Administrator Class		(281,790)		(120,391)
Institutional Class		(2,192,889)		(1,482,197)
Net realized gains
Class A		(38,200,806)		0
Class B		(258,301)		0
Class C		(5,148,475)		0
Administrator Class		(504,792)		0
Institutional Class		(9,439,938)		0

Total distributions to shareholders		(63,771,330)		(6,120,811)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	3,675,778	34,640,601	2,083,460	20,605,565
Class B	6,490	57,479	13,876	136,786
Class C	1,407,777	13,010,103	1,628,588	15,975,268
Administrator Class	1,842,765	16,600,389	597,936	5,892,607
Institutional Class	2,616,107	24,432,480	1,457,516	14,260,256

		88,741,052		56,870,482

Reinvestment of distributions
Class A	5,090,728	43,117,960	423,836	4,106,343
Class B	25,632	216,784	676	6,705
Class C	606,197	5,111,831	12,912	126,376
Administrator Class	89,236	775,222	12,215	118,673
Institutional Class	1,260,658	10,654,067	140,068	1,347,977

		59,875,864		5,706,074

Payment for shares redeemed
Class A	(5,956,354)	(54,335,024)	(4,696,961)	(46,170,825)
Class B	(212,484)	(1,934,449)	(235,677)	(2,347,105)
Class C	(1,077,109)	(9,826,218)	(690,709)	(6,779,827)
Administrator Class	(650,695)	(5,982,660)	(754,084)	(7,409,406)
Institutional Class	(2,203,621)	(20,087,169)	(1,683,456)	(16,493,344)

		(92,165,520)		(79,200,507)

Net increase (decrease) in net assets resulting from capital share transactions		56,451,396		(16,623,951)

Total increase (decrease) in net assets		116,946,774		(27,942,066)

Net assets
Beginning of period		563,866,881		591,808,947

End of period		$680,813,655		$563,866,881

Undistributed (overdistributed) net investment income		$422,976		$(109,688)

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Diversified Capital Builder Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$9.12	$9.31	$7.89	$6.93	$5.65
Net investment income	0.17	0.11	0.09	0.12	0.15
Net realized and unrealized gains (losses) on investments	1.71	(0.20)	1.41	0.96	1.29

Total from investment operations	1.88	(0.09)	1.50	1.08	1.44
Distributions to shareholders from
Net investment income	(0.15)	(0.10)	(0.08)	(0.12)	(0.16)
Net realized gains	(0.89)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(1.04)	(0.10)	(0.08)	(0.12)	(0.16)
Net asset value, end of period	$9.96	$9.12	$9.31	$7.89	$6.93
Total return[1]	22.85%	(1.05)%	19.10%	15.75%	25.58%
Ratios to average net assets (annualized)
Gross expenses	1.14%	1.19%	1.21%	1.20%	1.21%
Net expenses	1.14%	1.19%	1.20%	1.20%	1.20%
Net investment income	1.77%	1.17%	1.09%	1.66%	2.40%
Supplemental data
Portfolio turnover rate	73%	69%	82%	70%	79%
Net assets, end of period (000s omitted)	$467,503	$402,303	$431,388	$399,535	$390,705

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified Capital Builder Fund	19

(For a share outstanding throughout each period)

	Year ended September 30
CLASS B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$9.19	$9.38	$7.95	$6.98	$5.69
Net investment income	0.09 [1]	0.04 [1]	0.03 [1]	0.07 [1]	0.11 [1]
Net realized and unrealized gains (losses) on investments	1.75	(0.21)	1.41	0.96	1.28

Total from investment operations	1.84	(0.17)	1.44	1.03	1.39
Distributions to shareholders from
Net investment income	(0.07)	(0.02)	(0.01)	(0.06)	(0.10)
Net realized gains	(0.89)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.96)	(0.02)	(0.01)	(0.06)	(0.10)
Net asset value, end of period	$10.07	$9.19	$9.38	$7.95	$6.98
Total return[2]	22.06%	(1.86)%	18.15%	14.87%	24.62%
Ratios to average net assets (annualized)
Gross expenses	1.89%	1.94%	1.96%	1.95%	1.96%
Net expenses	1.89%	1.94%	1.95%	1.95%	1.95%
Net investment income	0.99%	0.44%	0.34%	0.94%	1.65%
Supplemental data
Portfolio turnover rate	73%	69%	82%	70%	79%
Net assets, end of period (000s omitted)	$1,515	$3,042	$5,180	$6,502	$8,077

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Diversified Capital Builder Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$9.12	$9.32	$7.90	$6.94	$5.66
Net investment income	0.10	0.05	0.03	0.07	0.10
Net realized and unrealized gains (losses) on investments	1.72	(0.22)	1.41	0.96	1.29

Total from investment operations	1.82	(0.17)	1.44	1.03	1.39
Distributions to shareholders from
Net investment income	(0.09)	(0.03)	(0.02)	(0.07)	(0.11)
Net realized gains	(0.89)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(0.98)	(0.03)	(0.02)	(0.07)	(0.11)
Net asset value, end of period	$9.96	$9.12	$9.32	$7.90	$6.94
Total return[1]	21.96%	(1.88)%	18.21%	14.86%	24.63%
Ratios to average net assets (annualized)
Gross expenses	1.89%	1.94%	1.96%	1.95%	1.96%
Net expenses	1.89%	1.94%	1.95%	1.95%	1.95%
Net investment income	1.03%	0.41%	0.34%	0.91%	1.65%
Supplemental data
Portfolio turnover rate	73%	69%	82%	70%	79%
Net assets, end of period (000s omitted)	$67,630	$53,373	$45,670	$39,758	$38,279

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified Capital Builder Fund	21

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$9.12	$9.32	$7.90	$6.94	$5.66
Net investment income	0.18 [1]	0.14 [1]	0.12 [1]	0.14 [1]	0.17 [1]
Net realized and unrealized gains (losses) on investments	1.73	(0.22)	1.41	0.96	1.28

Total from investment operations	1.91	(0.08)	1.53	1.10	1.45
Distributions to shareholders from
Net investment income	(0.17)	(0.12)	(0.11)	(0.14)	(0.17)
Net realized gains	(0.89)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(1.06)	(0.12)	(0.11)	(0.14)	(0.17)
Net asset value, end of period	$9.97	$9.12	$9.32	$7.90	$6.94
Total return	23.14%	(0.92)%	19.39%	16.06%	25.84%
Ratios to average net assets (annualized)
Gross expenses	1.06%	1.05%	1.04%	1.04%	1.03%
Net expenses	1.03%	0.95%	0.95%	0.95%	0.95%
Net investment income	1.89%	1.41%	1.33%	1.84%	2.65%
Supplemental data
Portfolio turnover rate	73%	69%	82%	70%	79%
Net assets, end of period (000s omitted)	$21,398	$7,898	$9,411	$6,836	$3,015

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Diversified Capital Builder Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$9.07	$9.27	$7.85	$6.90	$5.62
Net investment income	0.20	0.15	0.13 [1]	0.15	0.18 [1]
Net realized and unrealized gains (losses) on investments	1.71	(0.21)	1.41	0.95	1.28

Total from investment operations	1.91	(0.06)	1.54	1.10	1.46
Distributions to shareholders from
Net investment income	(0.19)	(0.14)	(0.12)	(0.15)	(0.18)
Net realized gains	(0.89)	0.00	0.00	0.00	0.00

Total distributions to shareholders	(1.08)	(0.14)	(0.12)	(0.15)	(0.18)
Net asset value, end of period	$9.90	$9.07	$9.27	$7.85	$6.90
Total return	23.28%	(0.75)%	19.68%	16.17%	26.23%
Ratios to average net assets (annualized)
Gross expenses	0.81%	0.79%	0.78%	0.77%	0.78%
Net expenses	0.78%	0.77%	0.78%	0.77%	0.78%
Net investment income	2.14%	1.58%	1.52%	2.08%	2.80%
Supplemental data
Portfolio turnover rate	73%	69%	82%	70%	79%
Net assets, end of period (000s omitted)	$122,769	$97,251	$100,160	$149,790	$142,256

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Diversified Capital Builder Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Diversified Capital Builder Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

24	Wells Fargo Diversified Capital Builder Fund	Notes to financial statements

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to recognition of partnership income. At September 30, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized gains on investments
$(18,724)	$172,545	$(153,821)

Notes to financial statements	Wells Fargo Diversified Capital Builder Fund	25

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$39,547,200	$0	$0	$39,547,200
Consumer staples	33,118,800	0	0	33,118,800
Energy	125,227,650	0	0	125,227,650
Health care	44,706,554	0	0	44,706,554
Industrials	79,069,968	0	0	79,069,968
Information technology	111,092,166	0	0	111,092,166
Materials	18,179,000	0	0	18,179,000
Real estate	55,751,200	0	0	55,751,200
Utilities	8,564,050	0	0	8,564,050

Corporate bonds and notes	0	143,606,956	0	143,606,956

Yankee corporate bonds and notes	0	17,164,648	0	17,164,648

Short-term investments
Investment companies	3,773,354	0	0	3,773,354
Investments measured at net asset value*				9,035,155
Total assets	$519,029,942	$160,771,604	$0	$688,836,701

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $9,035,155 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At September 30, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

26	Wells Fargo Diversified Capital Builder Fund	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.65% and declining to 0.48% as the average daily net assets of the Fund increase. For the year ended September 30, 2016, the management fee was equivalent to an annual rate of 0.64% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.21%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.20% for Class A shares, 1.95% for Class B shares, 1.95% for Class C shares, 1.05% for Administrator Class shares, and 0.78% for Institutional Class shares After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to February 1, 2016, the Fund’s expenses were capped at 0.95% for Administrator Class shares.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended September 30, 2016, Funds Distributor received $39,034 from the sale of Class A shares and $1,185, and $316 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Notes to financial statements	Wells Fargo Diversified Capital Builder Fund	27

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2016 were $486,249,186 and $429,134,120, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended September 30, 2016, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2016 and September 30, 2016 were as follows:

	Year ended September 30,
	2016	2015
Ordinary income	$10,219,018	$5,395,444
Long-term capital gain	53,552,312	725,367

As of September 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$988,855	$55,403,143	$73,163,694

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28	Wells Fargo Diversified Capital Builder Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Diversified Capital Builder Fund (formerly known as Wells Fargo Advantage Diversified Capital Builder Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Diversified Capital Builder Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 23, 2016

Other information (unaudited)	Wells Fargo Diversified Capital Builder Fund	29

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 63.35% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2016.

Pursuant to Section 852 of the Internal Revenue Code, $53,552,312 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2016.

Pursuant to Section 854 of the Internal Revenue Code, $6,582,427 of income dividends paid during the fiscal year ended September 30, 2016 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2016, $5,428,133 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Diversified Capital Builder Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 138 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Diversified Capital Builder Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016[3]	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 68 funds and Assistant Treasurer of 70 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

32	Wells Fargo Diversified Capital Builder Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Diversified Capital Builder Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe.

Other information (unaudited)	Wells Fargo Diversified Capital Builder Fund	33

The Board noted that the performance of the Fund (Class A) was higher than or in range of the average performance of the Universe for all periods under review except the one-year period under review. The Board also noted that the performance of the Fund was in range of its benchmark, the Diversified Capital Builder Blended Index, for all periods under review except the one, five and ten-year periods.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods noted above. The Board took note of the explanations for the relative underperformance in these periods, including with respect to market factors and investment decisions that affected the Fund’s performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such

34	Wells Fargo Diversified Capital Builder Fund	Other information (unaudited)

as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Diversified Capital Builder Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

246387 11-16 A225/AR225 09-16

Annual Report

September 30, 2016

Wells Fargo Diversified Income Builder Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Diversified Income Builder Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Even though the Fed raised its key rate during the period, it was a modest increase, and further rate hikes were not immediately forthcoming. As a result, market yields declined and bond prices rose.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Diversified Income Builder Fund for the 12-month period that ended September 30, 2016. During this period, which began October 1, 2015, both stock and fixed-income markets benefited from a combination of accommodative monetary policy, continued (if low) U.S. economic growth, and a moderate high-yield default rate outside of commodity-related sectors.

The U.S. economy achieved low but continued growth over the reporting period.

Toward the beginning of the reporting period, real U.S. gross domestic product (GDP) came in at a solid 2% year-over-year growth rate for the third quarter of 2015. Real GDP growth remained positive, even as it trailed off in subsequent quarters—falling below 1% in the fourth quarter of 2015 and the first quarter of 2016 and just topping 1% in the second quarter of 2016.

Global central bank policy remained accommodative.

The U.S. economy remained strong enough that in December 2015, the Federal Reserve (Fed) raised its target interest rate by 25 basis points (bps; 100 bps equals 1.00%) after keeping it near zero for seven years. However, the Fed clarified that future interest-rate increases would be gradual; as of the end of the reporting period, the Fed remained on hold. Other major central banks continued to pressure interest rates into historically low and even negative territory. In Europe, the European Central Bank (ECB) pushed its rate for banks’ excess reserves to -0.40% in March 2016 in an effort to encourage lending. In addition, the ECB kept its main refinancing rate at zero and continued to provide liquidity through an asset-purchasing program.

As a result of the favorable macroeconomic backdrop, fixed-income markets rallied across the board.

Even though the Fed raised its key rate during the period, it was a modest increase, and further rate hikes were not immediately forthcoming. As a result, market yields declined and bond prices rose. Since the end of the financial crisis, structural changes in the fixed-income markets have reduced trading liquidity (the degree to which assets can be bought or sold without affecting the price). New regulations and capital requirements have caused traditional liquidity suppliers (banks and broker/dealers) to be more risk averse and hold less inventory. Meanwhile, corporate debt issuance has spiked as companies finance themselves at record-low yields, bond mutual funds hold larger amounts of this new debt supply, trading volumes are lower, and large-size trades are more difficult to execute. However, fixed-income markets appeared to function well over the past year with sufficient liquidity. The Bloomberg Barclays U.S. Aggregate Bond Index,1 a proxy for the broad investment-grade market, returned 5.97%.

[1]	The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as Barclays U.S. Aggregate Bond Index) is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Diversified Income Builder Fund	3

Low global yields and a solid U.S. economy incented investors to take on additional risk by purchasing stocks and high-yield bonds. The high-yield bond market was further helped by the fact that the high-yield default rate remained low for non-commodity-related companies. Although Moody’s Investors Service, Incorporated, projected in July 2016 that the U.S. high-yield default rate could reach 6.4% by the end of 2016, much of that number came from metals and mining firms (10.2% projected default rate) and oil and gas companies (8.6% projected default rate). The Bloomberg Barclays U.S. Corporate High Yield Bond Index2 returned 12.73% for the period, and the S&P 500 Index,3 a proxy for large-cap stocks, returned 15.43%.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Low global yields and a solid U.S. economy incented investors to take on additional risk by purchasing stocks and high-yield bonds.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

[2]	The Bloomberg Barclays U.S. Corporate High Yield Bond Index (formerly known as Barclays U.S. Corporate High Yield Bond Index) is an unmanaged, U.S. dollar–denominated, nonconvertible, non-investment-grade debt index. The index consists of domestic corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

[3]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4	Wells Fargo Diversified Income Builder Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Margaret Patel

Average annual total returns (%) as of September 30, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (EKSAX)	4-14-1987	8.73	8.42	5.00	15.39	9.71	5.62	1.07	1.07
Class B (EKSBX)*	2-1-1993	9.49	8.58	5.07	14.49	8.87	5.07	1.82	1.82
Class C (EKSCX)	2-1-1993	13.51	8.88	4.84	14.51	8.88	4.84	1.82	1.82
Administrator Class (EKSDX)	7-30-2010	–	–	–	15.45	9.90	5.74	0.99	0.90
Institutional Class (EKSYX)	1-13-1997	–	–	–	15.88	10.12	5.95	0.74	0.71
Diversified Income Builder Blended Index[4]	–	–	–	–	13.40	10.26	7.59	–	–
BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index[5]	–	–	–	–	12.79	8.19	7.51	–	–
Russell 1000® Index[6]	–	–	–	–	14.93	16.41	7.40	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk, high-yield securities risk, and smaller-company securities risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Diversified Income Builder Fund	5

Growth of $10,000 investment as of September 30, 2016[7]

[1]	Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen Diversified Income Builder Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through January 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 1.08% for Class A, 1.83% for Class B, 1.83% for Class C, 0.90% for Administrator Class, and 0.71% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[4]	Source: Wells Fargo Funds Management, LLC. The Diversified Income Builder Blended Index is composed of the BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index (75%) and Russell 1000® Index (25%). You cannot invest directly in an index.

[5]	The BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index is an unmanaged market index that provides a broad-based performance measure of the non-investment grade U.S. domestic bond index. You cannot invest directly in an index.

[6]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[7]	The chart compares the performance of Class A shares for the most recent ten years with the Diversified Income Builder Blended Index, BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index, and the Russell 1000® Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[8]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[9]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Diversified Income Builder Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund outperformed its benchmark, the Diversified Income Builder Blended Index, for the 12-month period that ended September 30, 2016.

■	In the Fund’s bond portfolio, holdings in basic materials companies were considerable outperformers, as were selected energy bonds. Detractors from bond performance were in the pharmaceuticals, technology, and energy services sectors.

■	In its stock holdings, the Fund benefited from our additions to the energy sector in the second half of the fiscal year, after having an underweight to the sector in the earlier part of the fiscal year. The Fund also gained relative performance from takeovers of four of its holdings. Equity detractors were in the information technology sector, as well as in the health care space, specifically pharmaceutical companies.

Although high-yield bonds produced surprisingly strong double-digit returns, stocks outperformed high-yield bonds in a volatile period.

In the fixed-income market, fears of higher U.S. Treasury rates once again proved to be wrong, and longer-term bond yields declined in the fiscal year. To illustrate, interest rates as measured by the 10-year U.S. Treasury bond began the fiscal year at 2.04%, and ended the fiscal year at 1.60%. High-yield bond yields also fell over the period, resulting in notable capital gains for many bonds as measured by the BofA Merrill Lynch High Yield U.S. Corporates, Cash Pay Index, particularly in the hard-hit energy industry. Lower-rated bonds in general produced low double-digit returns across many sectors. High-yield bonds benefited not only from lower Treasury rates, but also from diminished concerns about a slowing economy and rising defaults. Investors’ increased risk appetites caused yields on high-yield bonds to decline more than the yields on comparable Treasuries.

In the stock market, the fiscal year was marked by short-term swings as measured by the Russell 1000® Index. After rising modestly through the fourth quarter of 2015, stock prices dropped sharply in the first two months of 2016, reflecting concerns about falling energy prices, lower economic growth, and the possibility of rising interest rates. After this period of uncertainty, the market advanced more or less steadily in the remainder of the fiscal year, as it became clear that the Federal Reserve was sensitive to market concerns about rising rates and would most likely move at a gradual pace. In addition, economic growth continued to advance, albeit at a relatively low rate compared to previous economic recoveries.

Ten largest holdings (%) as of September 30, 2016[8]
National Fuel Gas Company, 4.90%, 12-1-2021	2.70
Tronox Finance LLC, 6.38%, 8-15-2020	2.58
TransDigm Group Incorporated, 6.38%, 6-15-2026	2.56
Penske Auto Group Incorporated, 5.75%, 10-1-2022	2.34
Kinder Morgan Incorporated	2.22
CommScope Incorporated, 5.50%, 6-15,2024	2.09
Plains All American Pipeline LP	2.03
McGraw-Hill Global Education Holdings LLC, 7.88%, 5-15-2024	1.94
Orbital ATK Incorporated, 5.50%, 10-1-2023	1.89
Olin Corporation, 5.50%, 8-15-2022	1.79

In the Fund’s fixed-income portfolio, we emphasized relatively high-quality high-yield bonds, believing that better-quality issues that were available for modestly lower yields represented superior investment value compared with higher-yielding, but lower-rated bonds. Fixed-income contributors included commodity chemical bonds Tronox Finance LLC, Rayonier Advanced Materials Products Incorporated, and Olin Corporation. Bonds of energy companies National Fuel Gas Company and Kinder Morgan Incorporated also contributed to outperformance. Bonds of Lear Corporation, a manufacturer of auto seating systems, were upgraded to investment grade and further aided relative results. Detractors included AMAG Pharmaceuticals Incorporated, energy services company Bristow Group Incorporated, and hard disk drive maker Seagate HDD.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Diversified Income Builder Fund	7

Portfolio allocation as of September 30, 2016[9]

We continue to focus on high-yield bonds of U.S.-based companies that have publicly issued common stock and that we judge to have competitive business positions and flexible balance sheets. We believe such companies could withstand a slowdown in their sales and profits or diminished access to credit should there be a reduction in liquidity provided by financial lenders. We continue to minimize exposure to the energy services and metals and mining sectors because these areas face continued challenges from declining demand and soft pricing for their products.

In the Fund’s stock portfolio, several energy names contributed to performance: Kinder Morgan, Plains All American Pipeline LP, and Columbia Pipeline Group

Incorporated (which was acquired by TransCanada Corporation). FEI Company, a technology company specializing in microscopes, contributed as a result of substantial price appreciation after its acquisition by Thermo Fisher Scientific Incorporated was announced. John Bean Technologies Corporation, a manufacturer of systems and products for the food-processing industry, was a significant outperformer. Several regulated utility companies also contributed, namely Sempra Energy, CMS Energy Corporation, Atmos Energy Corporation, and DTE Energy Company.

Our outlook remains one of cautious optimism.

While the pace of economic growth is low compared with previous recoveries after recessions, we believe the intrinsic dynamism, creativity, and basic strengths of the U.S. economy should provide opportunities for both the stock and high-yield bond markets over the next year. The housing and automobile sectors are on multiyear upswings. Slow but steady gains in employment should help stimulate demand for goods and services. Furthermore, the expansion of low-cost shale gas and petroleum liquids should continue to provide a boon to both businesses and consumers, improving the competitive positions of U.S. companies and offering some cost relief to consumers for utility and fuel costs. Despite current financial uncertainties, we believe the strong fundamentals of the U.S. economy will provide attractive investment potential for stocks over time.

In our view, the high-yield bond market may benefit from relatively attractive fundamentals—improving albeit slow business conditions, ample financial liquidity, and historically low default rates, excluding high-risk sectors such as commodities. We are cautious given that high-yield interest rates could rise against a backdrop of a slowing economy. However, with the currently wide yield differentials for high-yield versus investment grade bonds, we think high-yield bonds could provide enough income to compensate for their credit risks.

Please see footnotes on page 5.

8	Wells Fargo Diversified Income Builder Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2016 to September 30, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2016	Ending account value 9-30-2016	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,086.90	$5.60	1.07%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.63	$5.42	1.07%
Class B
Actual	$1,000.00	$1,082.63	$9.49	1.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.88	$9.19	1.82%
Class C
Actual	$1,000.00	$1,082.75	$9.49	1.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.88	$9.19	1.82%
Administrator Class
Actual	$1,000.00	$1,087.51	$4.70	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55	0.90%
Institutional Class
Actual	$1,000.00	$1,090.46	$3.71	0.71%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.45	$3.59	0.71%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2016	Wells Fargo Diversified Income Builder Fund	9

Security name	Shares	Value

Common Stocks: 25.69%

Consumer Discretionary: 1.67%

Auto Components: 0.37%
Gentex Corporation	100,000	$1,756,000

Household Durables: 1.30%
Harman International Industries Incorporated	20,000	1,689,000
Leggett & Platt Incorporated	65,000	2,962,700
Newell Rubbermaid Incorporated	30,000	1,579,800

		6,231,500

Consumer Staples: 1.62%

Food Products: 0.88%
ConAgra Foods Incorporated	90,000	4,239,900

Personal Products: 0.74%
The Estee Lauder Companies Incorporated Class A	40,000	3,542,400

Energy: 6.91%

Oil, Gas & Consumable Fuels: 6.91%
Cabot Oil & Gas Corporation	25,000	645,000
EOG Resources Incorporated	5,000	483,550
EQT Corporation	25,000	1,815,500
Kinder Morgan Incorporated	460,000	10,639,800
Plains All American Pipeline LP	310,000	9,737,100
Tesoro Logistics LP	100,000	4,844,000
The Williams Companies Incorporated	160,000	4,916,800

		33,081,750

Health Care: 1.30%

Biotechnology: 0.06%
Shire plc ADR	1,482	287,301

Health Care Equipment & Supplies: 0.08%
West Pharmaceutical Services Incorporated	5,000	372,500

Life Sciences Tools & Services: 0.49%
Thermo Fisher Scientific Incorporated	5,000	795,300
Waters Corporation †	10,000	1,584,900

		2,380,200

Pharmaceuticals: 0.67%
Eli Lilly & Company	40,000	3,210,400

Industrials: 3.47%

Aerospace & Defense: 2.21%
Huntington Ingalls Industries Incorporated	28,000	4,295,760
Raytheon Company	25,000	3,403,250
TransDigm Group Incorporated †	10,000	2,891,200

		10,590,210

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Diversified Income Builder Fund	Portfolio of investments—September 30, 2016

Security name	Shares	Value

Building Products: 0.09%
Apogee Enterprises Incorporated	10,000	$446,900

Machinery: 1.17%
John Bean Technologies Corporation	65,000	4,585,750
The Middleby Corporation †	8,000	988,960

		5,574,710

Information Technology: 5.24%

Electronic Equipment, Instruments & Components: 0.41%
Amphenol Corporation Class A	20,000	1,298,400
Belden Incorporated	10,000	689,900

		1,988,300

Internet Software & Services: 0.39%
Akamai Technologies Incorporated †	35,000	1,854,650

IT Services: 0.84%
Leidos Holdings Incorporated	65,000	2,813,200
NeuStar Incorporated Class A †«	45,000	1,196,550

		4,009,750

Semiconductors & Semiconductor Equipment: 2.91%
Broadcom Limited	37,000	6,383,240
Microsemi Corporation †	70,000	2,938,600
Xilinx Incorporated	85,000	4,618,900

		13,940,740

Software: 0.57%
Adobe Systems Incorporated †	25,000	2,713,500

Technology Hardware, Storage & Peripherals: 0.12%
Western Digital Corporation	10,000	589,938

Materials: 1.67%

Chemicals: 1.67%
Celanese Corporation Series A	120,000	7,987,200

Real Estate: 3.19%

Equity REITs: 3.19%
Crown Castle International Corporation	80,000	7,536,800
Equinix Incorporated	15,000	5,403,750
Saul Centers Incorporated	35,000	2,331,000

		15,271,550

Utilities: 0.62%

Gas Utilities: 0.62%
Atmos Energy Corporation	40,000	2,978,800

Total Common Stocks (Cost $111,524,727)		123,048,199

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2016	Wells Fargo Diversified Income Builder Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Corporate Bonds and Notes: 65.51%

Consumer Discretionary: 9.95%

Auto Components: 3.46%
Dana Holding Corporation	5.50%	12-15-2024	$3,925,000	$3,993,688
Lear Corporation	4.75	1-15-2023	4,875,000	5,076,094
Lear Corporation	5.25	1-15-2025	4,000,000	4,340,000
Lear Corporation	5.38	3-15-2024	2,000,000	2,147,500
Tenneco Incorporated	5.00	7-15-2026	1,000,000	1,013,750

				16,571,032

Hotels, Restaurants & Leisure: 1.00%
Speedway Motorsports Incorporated	5.13	2-1-2023	4,700,000	4,805,750

Household Durables: 0.27%
Newell Brands Incorporated 144A	5.00	11-15-2023	1,200,000	1,277,796

Media: 1.94%
McGraw-Hill Global Education Holdings LLC 144A	7.88	5-15-2024	8,598,000	9,285,840

Specialty Retail: 3.28%
Group 1 Automotive Incorporated	5.00	6-1-2022	4,453,000	4,475,265
Penske Auto Group Incorporated	5.75	10-1-2022	10,813,000	11,218,488

				15,693,753

Consumer Staples: 1.51%

Beverages: 1.10%
Constellation Brands Incorporated	4.75	11-15-2024	4,850,000	5,250,125

Food Products: 0.41%
Post Holdings Incorporated 144A	5.00	8-15-2026	2,000,000	1,990,000

Energy: 2.64%

Oil, Gas & Consumable Fuels: 2.64%
Kinder Morgan Energy Partners LP	4.30	6-1-2025	3,500,000	3,639,584
ONEOK Incorporated	4.25	2-1-2022	2,000,000	1,960,000
ONEOK Incorporated	7.50	9-1-2023	1,000,000	1,120,000
Plains All American Pipeline LP	3.85	10-15-2023	2,345,000	2,335,601
Tennessee Gas Pipeline Company	7.00	3-15-2027	3,000,000	3,595,839

				12,651,024

Health Care: 6.84%

Biotechnology: 0.38%
AMAG Pharmaceuticals Incorporated 144A	7.88	9-1-2023	1,900,000	1,814,500

Health Care Equipment & Supplies: 1.08%
Halyard Health Incorporated	6.25	10-15-2022	1,000,000	1,022,500
Teleflex Incorporated	4.88	6-1-2026	4,000,000	4,140,000

				5,162,500

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Diversified Income Builder Fund	Portfolio of investments—September 30, 2016

Security name	Interest rate	Maturity date	Principal	Value

Health Care Providers & Services: 3.66%
AMN Healthcare Incorporated 144A%%	5.13%	10-1-2024	$1,500,000	$1,515,000
DaVita HealthCare Partners Incorporated	5.13	7-15-2024	3,000,000	3,060,000
HCA Incorporated	5.25	6-15-2026	5,000,000	5,312,500
HCA Incorporated	5.38	2-1-2025	5,500,000	5,678,750
HealthSouth Corporation	5.13	3-15-2023	2,000,000	1,995,000

				17,561,250

Health Care Technology: 0.22%
Quintiles IMS Incorporated 144A	5.00	10-15-2026	1,000,000	1,040,000

Life Sciences Tools & Services: 1.50%
Quintiles Transnational Corporation 144A	4.88	5-15-2023	7,000,000	7,192,500

Industrials: 15.06%

Aerospace & Defense: 8.27%
Huntington Ingalls Industries Incorporated 144A	5.00	11-15-2025	8,000,000	8,460,000
Moog Incorporated 144A	5.25	12-1-2022	5,500,000	5,692,500
Orbital ATK Incorporated	5.50	10-1-2023	8,640,000	9,050,400
TransDigm Group Incorporated 144A	6.38	6-15-2026	11,800,000	12,242,500
TransDigm Group Incorporated	6.50	5-15-2025	4,000,000	4,175,000

				39,620,400

Commercial Services & Supplies: 0.63%
Clean Harbors Incorporated	5.13	6-1-2021	2,922,000	2,995,050

Machinery: 2.76%
Actuant Corporation	5.63	6-15-2022	1,165,000	1,213,790
Oshkosh Corporation	5.38	3-1-2022	5,550,000	5,841,375
Oshkosh Corporation	5.38	3-1-2025	3,675,000	3,858,750
SPX FLOW Incorporated 144A	5.88	8-15-2026	2,253,000	2,289,611

				13,203,526

Road & Rail: 0.62%
The Hertz Corporation «144A	5.50	10-15-2024	3,000,000	2,985,000

Trading Companies & Distributors: 2.78%
HD Supply Incorporated 144A	5.75	4-15-2024	7,450,000	7,822,500
Wesco Distribution Incorporated 144A	5.38	6-15-2024	5,474,000	5,484,291

				13,306,791

Information Technology: 11.01%

Communications Equipment: 2.09%
CommScope Incorporated 144A	5.50	6-15-2024	9,479,000	10,000,345

Electronic Equipment, Instruments & Components: 2.48%
Anixter International Incorporated	5.13	10-1-2021	4,000,000	4,185,000
Belden Incorporated 144A	5.25	7-15-2024	3,485,000	3,537,275
Belden Incorporated 144A	5.50	9-1-2022	4,000,000	4,170,000

				11,892,275

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2016	Wells Fargo Diversified Income Builder Fund	13

Security name	Interest rate	Maturity date	Principal	Value

IT Services: 1.40%
NeuStar Incorporated «(i)	4.50%	1-15-2023	$7,500,000	$6,712,500

Semiconductors & Semiconductor Equipment: 2.75%
Micron Technology Incorporated 144A	5.25	8-1-2023	3,700,000	3,626,000
Micron Technology Incorporated	5.50	2-1-2025	4,750,000	4,655,000
Micron Technology Incorporated 144A	7.50	9-15-2023	1,000,000	1,110,740
Microsemi Corporation 144A	9.13	4-15-2023	3,328,000	3,793,920

				13,185,660

Software: 0.44%
Nuance Communications Company 144A	6.00	7-1-2024	2,000,000	2,085,000

Technology Hardware, Storage & Peripherals: 1.85%
Diebold Incorporated 144A	8.50	4-15-2024	7,500,000	7,771,875
Western Digital Corporation 144A	7.38	4-1-2023	1,000,000	1,097,500

				8,869,375

Materials: 13.04%

Chemicals: 6.52%
A. Schulman Incorporated 144A	6.88	6-1-2023	7,500,000	7,575,000
Olin Corporation	5.50	8-15-2022	8,500,000	8,585,000
Rayonier Advanced Materials Products Incorporated 144A	5.50	6-1-2024	8,945,000	8,184,675
Scotts Miracle-Gro Company 144A	6.00	10-15-2023	6,000,000	6,390,000
Valvoline Incorporated 144A	5.50	7-15-2024	500,000	523,750

				31,258,425

Containers & Packaging: 3.49%
Ball Corporation	5.00	3-15-2022	2,500,000	2,703,125
Berry Plastics Corporation	5.13	7-15-2023	2,500,000	2,542,188
Berry Plastics Corporation	6.00	10-15-2022	5,100,000	5,380,500
Greif Incorporated	7.75	8-1-2019	545,000	611,763
Sealed Air Corporation 144A	5.25	4-1-2023	4,650,000	4,952,250
Sealed Air Corporation 144A	5.50	9-15-2025	500,000	536,250

				16,726,076

Metals & Mining: 3.03%
Commercial Metals Company	4.88	5-15-2023	2,150,000	2,133,875
Tronox Finance LLC	6.38	8-15-2020	13,400,000	12,361,500

				14,495,375

Real Estate: 2.54%

Equity REITs: 2.54%
Equinix Incorporated	5.75	1-1-2025	1,500,000	1,593,750
Iron Mountain Incorporated 144A	5.38	6-1-2026	5,000,000	5,000,000
Iron Mountain Incorporated	5.75	8-15-2024	3,927,000	4,034,993
Sabra Health Care REIT Incorporated	5.38	6-1-2023	1,500,000	1,537,500

				12,166,243

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Diversified Income Builder Fund	Portfolio of investments—September 30, 2016

Security name	Interest rate	Maturity date	Principal	Value

Telecommunication Services: 0.22%

Diversified Telecommunication Services: 0.22%
Level 3 Financing Incorporated 144A	5.25%	3-15-2026	$1,000,000	$1,032,500

Utilities: 2.70%

Gas Utilities: 2.70%
National Fuel Gas Company	4.90	12-1-2021	12,000,000	12,954,420

Total Corporate Bonds and Notes (Cost $306,962,066)				313,785,031

Yankee Corporate Bonds and Notes: 7.08%

Health Care: 1.12%

Pharmaceuticals: 1.12%
Mallinckrodt plc 144A	5.50	4-15-2025	5,655,000	5,372,250

Industrials: 2.28%

Electrical Equipment: 2.28%
Sensata Technologies BV 144A	4.88	10-15-2023	6,700,000	6,968,000
Sensata Technologies BV 144A	5.63	11-1-2024	3,750,000	3,960,934

				10,928,934

Information Technology: 3.68%

Semiconductors & Semiconductor Equipment: 0.44%
NXP Funding LLC 144A	3.88	9-1-2022	2,000,000	2,095,000

Technology Hardware, Storage & Peripherals: 3.24%
Seagate HDD Cayman	4.75	6-1-2023	8,500,000	8,415,000
Seagate HDD Cayman	4.88	6-1-2027	8,000,000	7,104,000

				15,519,000

Total Yankee Corporate Bonds and Notes (Cost $33,326,409)				33,915,184

	Yield		Shares
Short-Term Investments: 1.93%

Investment Companies: 1.93%
Securities Lending Cash Investments LLC (l)(r)(u)	0.65		6,023,805	6,023,805
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.34		3,232,384	3,232,384

Total Short-Term Investments (Cost $9,256,189)				9,256,189

Total investments in securities (Cost $461,069,391) *	100.21%	480,004,603
Other assets and liabilities, net	(0.21)	(1,019,641)

Total net assets	100.00%	$478,984,962

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2016	Wells Fargo Diversified Income Builder Fund	15

†	Non-income-earning security

«	All or a portion of this security is on loan.

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

%%	The security is issued on a when-issued basis.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.

*	Cost for federal income tax purposes is $461,069,391 and unrealized gains (losses) consists of:

Gross unrealized gains	$23,367,287
Gross unrealized losses	(4,432,075)

Net unrealized gains	$18,935,212

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Diversified Income Builder Fund	Statement of assets and liabilities—September 30, 2016

Assets
Investments
In unaffiliated securities (including $5,907,028 of securities loaned), at value (cost $451,813,202)	$470,748,414
In affiliated securities, at value (cost $9,256,189)	9,256,189

Total investments, at value (cost $461,069,391)	480,004,603
Receivable for investments sold	7,239,921
Receivable for Fund shares sold	1,818,558
Receivable for dividends and interest	6,085,530
Receivable for securities lending income	4,807
Prepaid expenses and other assets	81,382

Total assets	495,234,801

Liabilities
Dividends payable	155,458
Payable for investments purchased	8,333,425
Payable for Fund shares redeemed	1,239,031
Payable upon receipt of securities loaned	6,023,805
Management fee payable	217,452
Distribution fees payable	83,456
Administration fees payable	72,966
Accrued expenses and other liabilities	124,246

Total liabilities	16,249,839

Total net assets	$478,984,962

NET ASSETS CONSIST OF
Paid-in capital	$456,747,620
Overdistributed net investment income	(168,444)
Accumulated net realized gains on investments	3,470,574
Net unrealized gains on investments	18,935,212

Total net assets	$478,984,962

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$154,496,325
Shares outstanding – Class A1	25,216,024
Net asset value per share – Class A	$6.13
Maximum offering price per share – Class A2	$6.50
Net assets – Class B	$466,316
Shares outstanding – Class B1	75,800
Net asset value per share – Class B	$6.15
Net assets – Class C	$129,855,665
Shares outstanding – Class C1	21,147,824
Net asset value per share – Class C	$6.14
Net assets – Administrator Class	$70,051,151
Shares outstanding – Administrator Class[1]	11,670,387
Net asset value per share – Administrator Class	$6.00
Net assets – Institutional Class	$124,115,505
Shares outstanding – Institutional Class[1]	20,699,717
Net asset value per share – Institutional Class	$6.00

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended September 30, 2016	Wells Fargo Diversified Income Builder Fund	17

Investment income
Interest	$16,112,207
Dividends	1,683,480
Securities lending income, net	72,428
Income from affiliated securities	25,617

Total investment income	17,893,732

Expenses
Management fee	2,127,264
Administration fees
Class A	285,756
Class B	2,029
Class C	238,075
Administrator Class	59,451
Institutional Class	117,825
Shareholder servicing fees
Class A	340,186
Class B	2,416
Class C	283,422
Administrator Class	114,001
Distribution fees
Class B	7,247
Class C	850,266
Custody and accounting fees	28,481
Professional fees	58,538
Registration fees	109,388
Shareholder report expenses	46,972
Trustees’ fees and expenses	15,283
Other fees and expenses	11,067

Total expenses	4,697,667
Less: Fee waivers and/or expense reimbursements	(89,422)

Net expenses	4,608,245

Net investment income	13,285,487

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	3,608,586
Net change in unrealized gains (losses) on investments	38,971,424

Net realized and unrealized gains (losses) on investments	42,580,010

Net increase in net assets resulting from operations	$55,865,497

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Diversified Income Builder Fund	Statement of changes in net assets

	Year ended September 30, 2016		Year ended September 30, 2015

Operations
Net investment income		$13,285,487		$11,987,706
Net realized gains on investments		3,608,586		12,354,202
Net change in unrealized gains (losses) on investments		38,971,424		(31,717,824)

Net increase (decrease) in net assets resulting from operations		55,865,497		(7,375,916)

Distributions to shareholders from
Net investment income
Class A		(4,830,169)		(4,749,720)
Class B		(26,929)		(63,936)
Class C		(3,170,739)		(3,030,262)
Administrator Class		(1,702,969)		(1,676,989)
Institutional Class		(3,550,714)		(2,456,799)
Net realized gains
Class A		(4,558,034)		(7,807,842)
Class B		(41,594)		(161,998)
Class C		(3,924,833)		(6,201,022)
Administrator Class		(1,131,639)		(2,904,026)
Institutional Class		(2,810,835)		(3,326,577)

Total distributions to shareholders		(25,748,455)		(32,379,171)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	7,444,175	43,402,347	4,241,152	26,154,843
Class B	9,699	56,089	23,198	143,786
Class C	5,591,017	32,728,412	3,886,301	23,984,622
Administrator Class	10,156,014	57,752,782	4,464,133	26,956,519
Institutional Class	12,005,792	68,220,100	7,757,218	46,139,832

		202,159,730		123,379,602

Reinvestment of distributions
Class A	1,540,577	8,715,930	1,878,275	11,337,103
Class B	8,851	49,757	30,536	185,089
Class C	1,039,282	5,870,456	1,238,763	7,487,729
Administrator Class	501,237	2,803,982	626,804	3,713,014
Institutional Class	916,214	5,097,329	930,533	5,503,062

		22,537,454		28,225,997

Payment for shares redeemed
Class A	(6,057,888)	(35,108,089)	(6,277,811)	(38,460,578)
Class B	(186,708)	(1,095,883)	(318,762)	(1,971,499)
Class C	(4,790,025)	(27,491,552)	(3,207,318)	(19,688,593)
Administrator Class	(4,588,670)	(25,939,656)	(7,273,755)	(43,352,349)
Institutional Class	(6,093,878)	(34,215,881)	(4,599,131)	(27,541,817)

		(123,851,061)		(131,014,836)

Net increase in net assets resulting from capital share transactions		100,846,123		20,590,763

Total increase (decrease) in net assets		130,963,165		(19,164,324)

Net assets
Beginning of period		348,021,797		367,186,121

End of period		$478,984,962		$348,021,797

Overdistributed net investment income		$(168,444)		$(145,081)

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified Income Builder Fund	19

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$5.71	$6.37	$6.13	$6.00	$5.26
Net investment income	0.20	0.21	0.23	0.25	0.28
Net realized and unrealized gains (losses) on investments	0.64	(0.31)	0.38	0.13	0.74

Total from investment operations	0.84	(0.10)	0.61	0.38	1.02
Distributions to shareholders from
Net investment income	(0.21)	(0.21)	(0.23)	(0.25)	(0.28)
Net realized gains	(0.21)	(0.35)	(0.14)	0.00	0.00

Total distributions to shareholders	(0.42)	(0.56)	(0.37)	(0.25)	(0.28)
Net asset value, end of period	$6.13	$5.71	$6.37	$6.13	$6.00
Total return[1]	15.39%	(1.92)%	10.13%	6.37%	19.86%
Ratios to average net assets (annualized)
Gross expenses	1.08%	1.11%	1.13%	1.12%	1.14%
Net expenses	1.08%	1.08%	1.08%	1.08%	1.08%
Net investment income	3.55%	3.38%	3.60%	4.03%	4.93%
Supplemental data
Portfolio turnover rate	38%	63%	52%	60%	72%
Net assets, end of period (000s omitted)	$154,496	$127,242	$143,062	$159,229	$145,156

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Diversified Income Builder Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$5.73	$6.40	$6.15	$6.02	$5.28
Net investment income	0.16 [1]	0.16 [1]	0.18 [1]	0.21 [1]	0.24 [1]
Net realized and unrealized gains (losses) on investments	0.63	(0.32)	0.39	0.12	0.74

Total from investment operations	0.79	(0.16)	0.57	0.33	0.98
Distributions to shareholders from
Net investment income	(0.16)	(0.16)	(0.18)	(0.20)	(0.24)
Net realized gains	(0.21)	(0.35)	(0.14)	0.00	0.00

Total distributions to shareholders	(0.37)	(0.51)	(0.32)	(0.20)	(0.24)
Net asset value, end of period	$6.15	$5.73	$6.40	$6.15	$6.02
Total return[2]	14.49%	(2.80)%	9.46%	5.57%	18.92%
Ratios to average net assets (annualized)
Gross expenses	1.83%	1.86%	1.88%	1.87%	1.88%
Net expenses	1.83%	1.83%	1.83%	1.83%	1.83%
Net investment income	2.80%	2.65%	2.86%	3.31%	4.21%
Supplemental data
Portfolio turnover rate	38%	63%	52%	60%	72%
Net assets, end of period (000s omitted)	$466	$1,398	$3,256	$4,557	$6,449

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified Income Builder Fund	21

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$5.72	$6.39	$6.14	$6.01	$5.27
Net investment income	0.16 [1]	0.16 [1]	0.18	0.20	0.24
Net realized and unrealized gains (losses) on investments	0.63	(0.32)	0.39	0.13	0.74

Total from investment operations	0.79	(0.16)	0.57	0.33	0.98
Distributions to shareholders from
Net investment income	(0.16)	(0.16)	(0.18)	(0.20)	(0.24)
Net realized gains	(0.21)	(0.35)	(0.14)	0.00	0.00

Total distributions to shareholders	(0.37)	(0.51)	(0.32)	(0.20)	(0.24)
Net asset value, end of period	$6.14	$5.72	$6.39	$6.14	$6.01
Total return[2]	14.51%	(2.81)%	9.47%	5.58%	18.94%
Ratios to average net assets (annualized)
Gross expenses	1.83%	1.86%	1.88%	1.87%	1.89%
Net expenses	1.83%	1.83%	1.83%	1.83%	1.83%
Net investment income	2.80%	2.62%	2.85%	3.29%	4.18%
Supplemental data
Portfolio turnover rate	38%	63%	52%	60%	72%
Net assets, end of period (000s omitted)	$129,856	$110,457	$111,045	$112,113	$114,896

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Diversified Income Builder Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$5.60	$6.25	$6.01	$5.89	$5.16
Net investment income	0.21 [1]	0.21 [1]	0.24	0.26	0.28
Net realized and unrealized gains (losses) on investments	0.61	(0.30)	0.38	0.12	0.74

Total from investment operations	0.82	(0.09)	0.62	0.38	1.02
Distributions to shareholders from
Net investment income	(0.21)	(0.21)	(0.24)	(0.26)	(0.29)
Net realized gains	(0.21)	(0.35)	(0.14)	0.00	0.00

Total distributions to shareholders	(0.42)	(0.56)	(0.38)	(0.26)	(0.29)
Net asset value, end of period	$6.00	$5.60	$6.25	$6.01	$5.89
Total return	15.45%	(1.69)%	10.46%	6.43%	20.15%
Ratios to average net assets (annualized)
Gross expenses	1.00%	0.97%	0.96%	0.96%	0.97%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	3.72%	3.56%	3.77%	4.21%	5.10%
Supplemental data
Portfolio turnover rate	38%	63%	52%	60%	72%
Net assets, end of period (000s omitted)	$70,051	$31,367	$48,690	$43,135	$35,727

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Diversified Income Builder Fund	23

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$5.59	$6.25	$6.01	$5.88	$5.16
Net investment income	0.23	0.24	0.25 [1]	0.27 [1]	0.30 [1]
Net realized and unrealized gains (losses) on investments	0.61	(0.32)	0.38	0.13	0.72

Total from investment operations	0.84	(0.08)	0.63	0.40	1.02
Distributions to shareholders from
Net investment income	(0.22)	(0.23)	(0.25)	(0.27)	(0.30)
Net realized gains	(0.21)	(0.35)	(0.14)	0.00	0.00

Total distributions to shareholders	(0.43)	(0.58)	(0.39)	(0.27)	(0.30)
Net asset value, end of period	$6.00	$5.59	$6.25	$6.01	$5.88
Total return	15.88%	(1.65)%	10.68%	6.83%	20.18%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.71%	0.70%	0.69%	0.71%
Net expenses	0.71%	0.69%	0.70%	0.69%	0.71%
Net investment income	3.92%	3.76%	3.98%	4.43%	5.32%
Supplemental data
Portfolio turnover rate	38%	63%	52%	60%	72%
Net assets, end of period (000s omitted)	$124,116	$77,558	$61,133	$49,807	$59,031

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Diversified Income Builder Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Diversified Income Builder Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy

Notes to financial statements	Wells Fargo Diversified Income Builder Fund	25

by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Dividend income is recognized on the ex-dividend date.

Distributions to shareholders

Distributions to shareholders from net investment income are accrued daily and paid monthly. Distributions from net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to certain distributions paid and recognition of partnership income. At September 30, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

26	Wells Fargo Diversified Income Builder Fund	Notes to financial statements

Paid-in capital	Overdistributed net investment income	Accumulated net realized gains on investments
$162,248	$(27,330)	$(134,918)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$7,987,500	$0	$0	$7,987,500
Consumer staples	7,782,300	0	0	7,782,300
Energy	33,081,750	0	0	33,081,750
Health care	6,250,401	0	0	6,250,401
Industrials	16,611,820	0	0	16,611,820
Information technology	25,096,878	0	0	25,096,878
Materials	7,987,200	0	0	7,987,200
Real estate	15,271,550	0	0	15,271,550
Utilities	2,978,800	0	0	2,978,800

Corporate bonds and notes	0	313,785,031	0	313,785,031

Yankee corporate bonds and notes	0	33,915,184	0	33,915,184

Short-term investments
Investment companies	3,232,384	0	0	3,232,384
Investments measured at net asset value*				6,023,805
Total assets	$126,280,583	$347,700,215	$0	$480,004,603

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $6,023,805 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Notes to financial statements	Wells Fargo Diversified Income Builder Fund	27

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At September 30, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.55% and declining to 0.43% as the average daily net assets of the Fund increase. For the year ended September 30, 2016, the management fee was equivalent to an annual rate of 0.55% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.21%
Administrator Class, Institutional Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.08% for Class A shares, 1.83% for Class B shares, 1.83% for Class C shares, 0.90% for Administrator Class shares, and 0.71% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended September 30, 2016, Funds Distributor received $53,746 from the sale of Class A shares and $107 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

28	Wells Fargo Diversified Income Builder Fund	Notes to financial statements

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2016 were $257,974,617 and $ 144,944,295, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended September 30, 2016, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2016 and September 30, 2015 were as follows:

	Year ended September 30
	2016	2015
Ordinary income	$15,910,256	$18,803,192
Long-term capital gain	9,838,199	13,575,979

As of September 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains
$3,470,576	$18,935,212

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Diversified Income Builder Fund	29

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Diversified Income Builder Fund (formerly known as Wells Fargo Advantage Diversified Income Builder Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Diversified Income Builder Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 23, 2016

30	Wells Fargo Diversified Income Builder Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 9.47% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2016.

Pursuant to Section 852 of the Internal Revenue Code, $9,838,199 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2016.

Pursuant to Section 854 of the Internal Revenue Code, $1,526,931 of income dividends paid during the fiscal year ended September 30, 2016 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2016, $10,864,059 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended September 30, 2016, $2,788,205 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Diversified Income Builder Fund	31

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 138 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

32	Wells Fargo Diversified Income Builder Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016[3]	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 68 funds and Assistant Treasurer of 70 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

Other information (unaudited)	Wells Fargo Diversified Income Builder Fund	33

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Diversified Income Builder Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe.

34	Wells Fargo Diversified Income Builder Fund	Other information (unaudited)

The Board noted that the performance of the Fund (Class A) was higher than or in range of the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Diversified Income Builder Blended Index, for all periods under review except the three, five, and ten-year periods.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than, in range of, or equal to the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo Diversified Income Builder Fund	35

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

36	Wells Fargo Diversified Income Builder Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

246388 11-16 A226/AR226 09-16

Annual Report

September 30, 2016

Wells Fargo Index Asset Allocation Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Index Asset Allocation Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Even though the Fed raised its key rate during the period, it was a modest increase as anticipated, and further rate hikes were not immediately forthcoming. As a result, market yields declined and bond prices rose.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Index Asset Allocation Fund for the 12-month period that ended September 30, 2016. During this period, which began October 1, 2015, both stock and fixed-income markets benefited from a combination of accommodative monetary policy, continued (if low) U.S. economic growth, and a moderate high-yield default rate outside of commodity-related sectors.

The U.S. economy achieved low but continued growth over the reporting period.

Toward the beginning of the reporting period, real U.S. gross domestic product (GDP) came in at a solid 2% year-over-year growth rate for the third quarter of 2015. Real GDP growth remained positive, even as it trailed off in subsequent quarters—falling below 1% in the fourth quarter of 2015 and the first quarter of 2016 and just topping 1% in the second quarter of 2016.

Global central bank policy remained accommodative.

The U.S. economy remained strong enough that in December 2015, the Federal Reserve (Fed) raised its target interest rate by 25 basis points (bps; 100 bps equals 1.00%) after keeping it near zero for seven years. However, the Fed clarified that future interest-rate increases would be gradual; as of the end of the reporting period, the Fed remained on hold. Other major central banks continued to pressure interest rates into historically low and even negative territory. In Europe, the European Central Bank (ECB) pushed its rate for banks’ excess reserves to -0.40% in March 2016 in an effort to encourage lending. In addition, the ECB kept its main refinancing rate at zero and continued to provide liquidity through an asset-purchasing program.

As a result of the favorable macroeconomic backdrop, fixed-income markets rallied across the board.

Even though the Fed raised its key rate during the period, it was a modest increase as anticipated, and further rate hikes were not immediately forthcoming. As a result, market yields declined and bond prices rose. Since the end of the financial crisis, structural changes in the fixed-income markets have reduced trading liquidity (the degree to which assets can be bought or sold without affecting the price). New regulations and capital requirements have caused traditional liquidity suppliers (banks and broker/dealers) to be more risk averse and hold less inventory. Meanwhile, corporate debt issuance has spiked as companies finance themselves at record-low yields, bond mutual funds hold larger amounts of this new debt supply, trading volumes are lower, and large-size trades are more difficult to execute. However, fixed-income markets appeared to function well over the past year with sufficient liquidity. The Bloomberg Barclays U.S. Aggregate Bond Index,1 a proxy for the broad investment-grade market, returned 5.97%.

[1]	The Bloomberg Barclays U.S. Aggregate Bond Index (formerly known as Barclays U.S. Aggregate Bond Index) is a broad-based benchmark that measures the investment-grade, U.S. dollar–denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate and hybrid adjustable-rate mortgage pass-throughs), asset-backed securities, and commercial mortgage-backed securities. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Index Asset Allocation Fund	3

Low global yields and a solid U.S. economy incented investors to take on additional risk by purchasing stocks and high-yield bonds. The high-yield bond market was further helped by the fact that the high-yield default rate remained low for non-commodity-related companies. Although Moody’s Investors Service, Incorporated, projected in July 2016 that the U.S. high-yield default rate could reach 6.4% by the end of 2016, much of that number came from metals and mining firms (10.2% projected default rate) and oil and gas companies (8.6% projected default rate). The Bloomberg Barclays U.S. Corporate High Yield Bond Index2 returned 12.73% for the period, and the S&P 500 Index,3 a proxy for large-cap stocks, returned 15.43%.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Low global yields and a solid U.S. economy incented investors to take on additional risk by purchasing stocks and high-yield bonds.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

[2]	The Bloomberg Barclays U.S. Corporate High Yield Bond Index (formerly known as Barclays U.S. Corporate High Yield Bond Index) is an unmanaged, U.S. dollar–denominated, nonconvertible, non-investment-grade debt index. The index consists of domestic corporate bonds rated Ba and below with a minimum outstanding amount of $150 million. You cannot invest directly in an index.

[3]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value-weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

4	Wells Fargo Index Asset Allocation Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term total return, consisting of capital appreciation and current income.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Kandarp Acharya, CFA®, FRM

Christian Chan, CFA®

Average annual total returns (%) as of September 30, 2016

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (SFAAX)	11-13-1986	3.38	11.70	5.92	9.68	13.04	6.55	1.20	1.16
Class B (SASBX)*	1-1-1995	3.85	11.92	6.01	8.85	12.17	6.01	1.95	1.91
Class C (WFALX)	4-1-1998	7.86	12.19	5.76	8.86	12.19	5.76	1.95	1.91
Administrator Class (WFAIX)	11-8-1999	–	–	–	9.91	13.30	6.82	1.12	0.91
Index Asset Allocation Composite Index[3]	–	–	–	–	11.00	11.98	8.11	–	–
Bloomberg Barclays U.S. Treasury Index[4]	–	–	–	–	4.09	2.18	4.45	–	–
S&P 500 Index[5]	–	–	–	–	15.43	16.37	7.24	–	–
*	At the close of business on December 5, 2016, existing Class B shareholders were converted to Class A shareholders. Effective December 6, 2016, Class B shares are no longer offered by the Fund.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Balanced funds may invest in stocks and bonds. Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the Fund and its share price can be sudden and unpredictable. The use of derivatives may reduce returns and/or increase volatility. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Index Asset Allocation Fund	5

Growth of $10,000 investment as of September 30, 2016[6]

[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]	The manager has contractually committed through January 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 1.15% for Class A, 1.90% for Class B, 1.90% for Class C, and 0.90% for Administrator Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[3]	Source: Wells Fargo Funds Management, LLC. Effective April 1, 2015, the Index Asset Allocation Composite Index is weighted 60% in the S&P 500 Index and 40% in the Bloomberg Barclays U.S. Treasury Index. Prior to April 1, 2015, the Index Asset Allocation Composite Index was weighted 60% in the S&P 500 Index and 40% in the Bloomberg Barclays U.S. Treasury 20+ Year Index (fomerly known as Barclays U.S. Treasury 20+ Year Index). You cannot invest directly in an index.

[4]	The Bloomberg Barclays U.S. Treasury Index (formerly known as Barclays U.S. Treasury Index) is an unmanaged index of prices of U.S. Treasury bonds with maturities of 1 to 30 years. You cannot invest directly in an index.

[5]	The S&P 500 Index consists of 500 stocks chosen for market size, liquidity, and industry group representation. It is a market-value weighted index with each stock’s weight in the index proportionate to its market value. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the Index Asset Allocation Composite Index, Bloomberg Barclays U.S. Treasury Index, and the S&P 500 Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[7]	The Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the United States and Canada. The MSCI EAFE Index (Net) consists of the following 21 developed markets country indexes: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, and the United Kingdom. Source: MSCI. MSCI makes no express or implied warranties or representations and shall have no liability whatsoever with respect to any MSCI data contained herein. The MSCI data may not be further redistributed or used as a basis for other indexes or any securities or financial products. This report is not approved, reviewed, or produced by MSCI.You cannot invest directly in an index.

[8]	The MSCI Emerging Markets (EM) Index (Net) is a free-float-adjusted market-capitalization-weighted index that is designed to measure the equity market performance of emerging markets. The MSCI EM Index (Net) consists of the following 23 emerging markets country indexes: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, the Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey, and United Arab Emirates. You cannot invest directly in an index.

[9]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[10]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

[11]	Current target allocation includes the effect of any tactical futures overlay that may be in place. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Index Asset Allocation Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Index Asset Allocation Composite Index, for the 12-month period that ended September 30, 2016.

■	The Fund’s tactical asset allocation shifts between stocks and bonds contributed to relative performance.

■	However, the bond allocation’s lower duration, relative to the underlying Bloomberg Barclays U.S. Treasury Index, detracted from performance during the period.

Despite a correction in January 2016, the S&P 500 returned more than 15% for the period.

The past 12 months featured large swings in both the equity and fixed income markets. Although the S&P 500 Index began the period with a strong rally in October 2015, the market correction in early 2016 left markets in a period of heightened volatility. The Federal Reserve increased rates for the first time in more than a decade in December 2015. Although the widely anticipated move was largely priced into markets, it did raise investor concern about the pace of future rate hikes. Early in 2016, amid falling oil prices and lowered production numbers from China, market fears came to a head and equity prices fell. The resultant flight to less risky assets put government yields well below historical averages. The mix of low global interest rates and weak first quarter 2016 equity performance further pushed yields to new lows.

These were not the lowest yields for the period. In June 2016, the United Kingdom voted to leave the European Union, a decision popularly known as Brexit. Prior to the vote, a successful vote for Brexit was viewed as unlikely at best; the shock of the referendum’s passing caused a short-term sell-off in the U.K. stock market and currency. Investors fled to perceived havens, including the U.S. government bond market.

For the period as a whole, the S&P 500 Index posted a return of 15.43%. Other segments of the global equity market displayed mixed performance. Developed non-U.S. markets, as measured by the Morgan Stanley Capital International (MSCI) Europe, Australasia, Far East (EAFE) Index (Net),7 returned 6.52%. Emerging markets as measured by the MSCI Emerging Markets (EM) Index (Net)8 posted a 16.78% return, outperforming the S&P 500 Index after five years of underperforming U.S. stocks.

Government bond prices rose during the period as yields fell across the curve. The Bloomberg Barclays U.S. Treasury Index, a broad measure of U.S. Treasury notes and bonds, gained 4.09% during the 12-month period.

Ten largest holdings (%) as of September 30, 2016[9]
Apple Incorporated	1.93
Microsoft Corporation	1.42
Exxon Mobil Corporation	1.15
Amazon.com Incorporated	1.04
Johnson & Johnson	1.03
Facebook Incorporated Class A	0.95
Berkshire Hathaway Incorporated Class B	0.87
General Electric Company	0.84
AT&T Incorporated	0.79
JPMorgan Chase & Company	0.76

Tactical shifts between stocks and bonds contributed positively while a lower duration detracted from performance.

The Fund’s stock holdings seek to replicate the holdings of the S&P 500 Index, and its bond holdings seek to replicate the holdings of the Bloomberg Barclays U.S. Treasury Index. The Fund’s neutral target allocation is 60% stocks and 40% bonds. As of fiscal year-end, the Fund had an effective target allocation of 60% stocks and 40% bonds.

During the period, the portfolio management team implemented tactical shifts between stocks and bonds in order to adjust the Fund’s effective allocations based on the relative attractiveness of the two asset classes. The allocation changes are implemented as an overlay with futures used as an alternative to holding the underlying asset. The Fund began the period with an equity tilt in October 2015. After returning the portfolio to neutral, which added value to the funds, the team saw another opportunity to go long equities during the January 2016 correction. After equity prices recovered, the higher equity allocation added value to the Fund. Though the Fund returned to a neutral equity allocation in March, it maintained the short Treasury position, reducing the duration of the bond portfolio. The team further reduced the duration of the Fund in July. This second duration reduction contributed positively to the Fund returns. The tactical shifts in equity and bond allocations that the portfolio management team implemented added value through the period that ended in September 30, 2016.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Index Asset Allocation Fund	7

Due to all-time historical lows in U.S. Treasury yields, the portfolio management team lowered the duration of its bond portfolio. The reduced exposure to longer-term bonds during this period detracted from performance as bond yields fell. In light of the historical lows, the team continues to view this as a prudent measure in a rising interest-rate environment.

Sector distribution as of September 30, 2016[10]

Relative to its benchmark, the Fund is neutral towards stocks and bonds.

The Fund’s effective allocation is determined by a combination of inputs from multiple quantitative and qualitative factors. As of the close of the period, the Fund was neutral with regards to stocks relative to bonds and held a lower duration relative to its benchmark. All of the changes to the effective allocation were implemented with futures contracts.

Neutral target allocation

Current target allocation as of September 30, 2016[11]

Please see footnotes on page 5.

8	Wells Fargo Index Asset Allocation Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2016 to September 30, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2016	Ending account value 9-30-2016	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,038.32	$5.54	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.57	$5.49	1.09%
Class B
Actual	$1,000.00	$1,034.80	$9.34	1.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.82	$9.25	1.84%
Class C
Actual	$1,000.00	$1,034.72	$9.35	1.84%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.81	$9.26	1.84%
Administrator Class
Actual	$1,000.00	$1,039.26	$4.59	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55	0.90%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2016	Wells Fargo Index Asset Allocation Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Agency Securities: 0.01%
FNMA Series 2002-T1 Class A4	9.50%	11-25-2031	$69,153	$84,972

Total Agency Securities (Cost $70,947)				84,972

			Shares
Common Stocks: 59.44%

Consumer Discretionary: 7.45%

Auto Components: 0.25%
BorgWarner Incorporated			7,489	263,463
Delphi Automotive plc			10,142	723,327
Johnson Controls International plc			35,099	1,633,156
The Goodyear Tire & Rubber Company			9,759	315,216

				2,935,162

Automobiles: 0.32%
Ford Motor Company			145,107	1,751,441
General Motors Company			52,852	1,679,108
Harley-Davidson Incorporated			6,648	349,618

				3,780,167

Distributors: 0.08%
Genuine Parts Company			5,537	556,192
LKQ Corporation †			11,419	404,918

				961,110

Diversified Consumer Services: 0.02%
H&R Block Incorporated			8,146	188,580

Hotels, Restaurants & Leisure: 0.96%
Carnival Corporation			16,097	785,856
Chipotle Mexican Grill Incorporated †			1,083	458,651
Darden Restaurants Incorporated			4,692	287,713
Marriott International Incorporated Class A			11,948	804,472
McDonald’s Corporation			31,731	3,660,488
Royal Caribbean Cruises Limited			6,243	467,913
Starbucks Corporation			54,534	2,952,471
Wyndham Worldwide Corporation			4,085	275,043
Wynn Resorts Limited			2,952	287,584
Yum! Brands Incorporated			13,772	1,250,635

				11,230,826

Household Durables: 0.29%
D.R. Horton Incorporated			12,597	380,429
Garmin Limited			4,283	206,055
Harman International Industries Incorporated			2,595	219,148
Leggett & Platt Incorporated			4,969	226,487
Lennar Corporation Class A			6,984	295,703

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—September 30, 2016

Security name	Shares	Value

Household Durables (continued)
Mohawk Industries Incorporated †	2,343	$469,397
Newell Rubbermaid Incorporated	17,930	944,194
PulteGroup Incorporated	11,499	230,440
Whirlpool Corporation	2,805	454,859

		3,426,712

Internet & Direct Marketing Retail: 1.48%
Amazon.com Incorporated †	14,631	12,250,683
Expedia Incorporated	4,480	522,906
Netflix Incorporated †	15,941	1,570,986
The Priceline Group Incorporated †	1,845	2,714,899
TripAdvisor Incorporated †	4,248	268,389

		17,327,863

Leisure Products: 0.06%
Hasbro Incorporated	4,196	332,869
Mattel Incorporated	12,665	383,496

		716,365

Media: 1.74%
CBS Corporation Class B	15,128	828,107
Charter Communications Incorporated Class A †	8,059	2,175,688
Comcast Corporation Class A	89,330	5,926,152
Discovery Communications Incorporated Class A †	5,610	151,021
Discovery Communications Incorporated Class C †	8,337	219,346
Interpublic Group of Companies Incorporated	14,899	332,993
News Corporation Class A	14,149	197,803
News Corporation Class B	4,454	63,336
Omnicom Group Incorporated	8,795	747,575
Scripps Networks Interactive Incorporated Class A	3,540	224,755
Tegna Incorporated	7,969	174,202
The Walt Disney Company	54,977	5,105,164
Time Warner Incorporated	28,923	2,302,560
Twenty-First Century Fox Incorporated Class A	39,564	958,240
Twenty-First Century Fox Incorporated Class B	18,112	448,091
Viacom Incorporated Class B	12,910	491,871

		20,346,904

Multiline Retail: 0.32%
Dollar General Corporation	9,638	674,564
Dollar Tree Incorporated †	8,766	691,900
Kohl’s Corporation	6,678	292,163
Macy’s Incorporated	11,469	424,926
Nordstrom Incorporated «	4,321	224,173
Target Corporation	21,375	1,468,035

		3,775,761

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2016	Wells Fargo Index Asset Allocation Fund	11

Security name	Shares	Value

Specialty Retail: 1.47%
Advance Auto Parts Incorporated	2,738	$408,291
AutoNation Incorporated †	2,467	120,168
AutoZone Incorporated †	1,087	835,186
Bed Bath & Beyond Incorporated	5,740	247,451
Best Buy Company Incorporated	10,264	391,880
CarMax Incorporated †	7,120	379,852
Foot Locker Incorporated	5,031	340,699
L Brands Incorporated	8,932	632,118
Lowe’s Companies Incorporated	32,523	2,348,486
O’Reilly Automotive Incorporated †	3,530	988,788
Ross Stores Incorporated	14,747	948,232
Signet Jewelers Limited	2,810	209,429
Staples Incorporated	24,185	206,782
The Gap Incorporated «	8,149	181,234
The Home Depot Incorporated	45,943	5,911,945
The TJX Companies Incorporated	24,416	1,825,828
Tiffany & Company	3,994	290,084
Tractor Supply Company	4,970	334,730
ULTA Salon Cosmetics & Fragrance Incorporated †	2,180	518,796
Urban Outfitters Incorporated †	3,309	114,227

		17,234,206

Textiles, Apparel & Luxury Goods: 0.46%
Coach Incorporated	10,372	379,200
HanesBrands Incorporated	14,048	354,712
Michael Kors Holdings Limited †	6,284	294,028
Nike Incorporated Class B	50,138	2,639,766
PVH Corporation	2,983	329,622
Ralph Lauren Corporation	2,096	211,989
Under Armour Incorporated Class A «†	6,819	263,759
Under Armour Incorporated Class C †	6,854	232,076
VF Corporation	12,337	691,489

		5,396,641

Consumer Staples: 5.88%

Beverages: 1.32%
Brown-Forman Corporation Class B	6,782	321,738
Constellation Brands Incorporated Class A	6,587	1,096,670
Dr Pepper Snapple Group Incorporated	6,893	629,400
Molson Coors Brewing Company Class B	6,849	752,020
Monster Beverage Corporation †	5,025	737,720
PepsiCo Incorporated	53,513	5,820,609
The Coca-Cola Company	144,439	6,112,658

		15,470,815

Food & Staples Retailing: 1.28%
Costco Wholesale Corporation	16,289	2,484,235
CVS Health Corporation	39,645	3,528,009
Sysco Corporation	18,990	930,700

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—September 30, 2016

Security name	Shares	Value

Food & Staples Retailing (continued)
The Kroger Company	35,286	$1,047,288
Wal-Mart Stores Incorporated	56,359	4,064,611
Walgreens Boots Alliance Incorporated	31,793	2,563,152
Whole Foods Market Incorporated	11,854	336,061

		14,954,056

Food Products: 1.02%
Archer Daniels Midland Company	21,632	912,221
Campbell Soup Company	7,230	395,481
ConAgra Foods Incorporated	15,497	730,064
General Mills Incorporated	22,199	1,418,072
Hormel Foods Corporation	10,048	381,121
Kellogg Company	9,377	726,436
McCormick & Company Incorporated	4,277	427,358
Mead Johnson Nutrition Company	6,866	542,483
Mondelez International Incorporated Class A	57,841	2,539,220
The Hershey Company	5,219	498,936
The J.M. Smucker Company	4,329	586,753
The Kraft Heinz Company	22,155	1,983,094
Tyson Foods Incorporated Class A	11,059	825,776

		11,967,015

Household Products: 1.20%
Church & Dwight Company Incorporated	9,578	458,978
Colgate-Palmolive Company	33,149	2,457,667
Kimberly-Clark Corporation	13,373	1,686,870
The Clorox Company	4,814	602,617
The Procter & Gamble Company	99,235	8,906,341

		14,112,473

Personal Products: 0.07%
Coty Incorporated	2,565	60,294
The Estee Lauder Companies Incorporated Class A	8,215	727,520

		787,814

Tobacco: 0.99%
Altria Group Incorporated	72,652	4,593,786
Philip Morris International	57,684	5,608,038
Reynolds American Incorporated	30,783	1,451,418

		11,653,242

Energy: 4.32%

Energy Equipment & Services: 0.64%
Baker Hughes Incorporated	15,911	803,028
FMC Technologies Incorporated †	8,390	248,931
Halliburton Company	32,019	1,437,013
Helmerich & Payne Incorporated «	4,018	270,411
National Oilwell Varco Incorporated	14,041	515,866

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2016	Wells Fargo Index Asset Allocation Fund	13

Security name	Shares	Value

Energy Equipment & Services (continued)
Schlumberger Limited	51,711	$4,066,553
Transocean Limited «†	12,771	136,139

		7,477,941

Oil, Gas & Consumable Fuels: 3.68%
Anadarko Petroleum Corporation	20,365	1,290,326
Apache Corporation	14,108	901,078
Cabot Oil & Gas Corporation	17,296	446,237
Chesapeake Energy Corporation «†	24,268	152,160
Chevron Corporation	70,149	7,219,735
Cimarex Energy Company	3,532	474,595
Concho Resources Incorporated †	5,285	725,895
ConocoPhillips	46,053	2,001,924
Devon Energy Corporation	19,469	858,778
EOG Resources Incorporated	20,475	1,980,137
EQT Corporation	6,423	466,438
Exxon Mobil Corporation	154,189	13,457,616
Hess Corporation	10,008	536,629
Kinder Morgan Incorporated	71,386	1,651,158
Marathon Oil Corporation	31,505	498,094
Marathon Petroleum Corporation	19,661	798,040
Murphy Oil Corporation	6,018	182,947
Newfield Exploration Company †	7,384	320,909
Noble Energy Incorporated	15,976	570,982
Occidental Petroleum Corporation	28,406	2,071,366
ONEOK Incorporated	7,824	402,075
Phillips 66 Company	16,525	1,331,089
Pioneer Natural Resources Company	6,306	1,170,709
Range Resources Corporation	6,989	270,824
Southwestern Energy Company †	18,348	253,936
Spectra Energy Corporation	26,070	1,114,493
Tesoro Corporation	4,417	351,417
The Williams Companies Incorporated	25,397	780,450
Valero Energy Corporation	17,154	909,162

		43,189,199

Financials: 7.59%

Banks: 3.19%
Bank of America Corporation	379,457	5,938,502
BB&T Corporation	30,286	1,142,388
Citigroup Incorporated	108,033	5,102,399
Citizens Financial Group Incorporated	19,316	477,298
Comerica Incorporated	6,466	305,971
Fifth Third Bancorp	28,497	583,049
Huntington Bancshares Incorporated	40,364	397,989
JPMorgan Chase & Company	134,308	8,943,570
KeyCorp	40,240	489,721
M&T Bank Corporation	5,829	676,747
People’s United Financial Incorporated	11,563	182,927

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—September 30, 2016

Security name	Shares	Value

Banks (continued)
PNC Financial Services Group Incorporated	18,272	$1,646,124
Regions Financial Corporation	46,673	460,663
SunTrust Banks Incorporated	18,644	816,607
US Bancorp	59,823	2,565,808
Wells Fargo & Company (l)	168,853	7,476,811
Zions Bancorporation	7,627	236,590

		37,443,164

Capital Markets: 1.51%
Affiliated Managers Group Incorporated †	2,003	289,834
Ameriprise Financial Incorporated	6,002	598,820
Bank of New York Mellon Corporation	39,701	1,583,276
BlackRock Incorporated	4,536	1,644,119
Charles Schwab Corporation	44,767	1,413,294
CME Group Incorporated	12,600	1,316,952
E*TRADE Financial Corporation †	10,176	296,325
Franklin Resources Incorporated	13,067	464,793
Intercontinental Exchange Incorporated	4,430	1,193,265
Invesco Limited	15,242	476,617
Legg Mason Incorporated	3,429	114,803
Moody’s Corporation	6,221	673,610
Morgan Stanley	54,738	1,754,900
Northern Trust Corporation	7,919	538,413
S&P Global Incorporated	9,816	1,242,313
State Street Corporation	13,632	949,196
T. Rowe Price Group Incorporated	9,241	614,527
The Goldman Sachs Group Incorporated	14,021	2,261,167
The NASDAQ OMX Group Incorporated	4,244	286,640

		17,712,864

Consumer Finance: 0.43%
American Express Company	28,854	1,847,810
Capital One Financial Corporation	18,818	1,351,697
Discover Financial Services	15,008	848,702
Navient Corporation	11,788	170,572
Synchrony Financial	29,458	824,824

		5,043,605

Diversified Financial Services: 0.89%
Berkshire Hathaway Incorporated Class B †	70,600	10,199,582
Leucadia National Corporation	12,061	229,641

		10,429,223

Insurance: 1.57%
AFLAC Incorporated	15,230	1,094,580
American International Group Incorporated	37,820	2,244,239
Aon plc	9,876	1,110,951
Arthur J. Gallagher & Company	6,583	334,877
Assurant Incorporated	2,238	206,456

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2016	Wells Fargo Index Asset Allocation Fund	15

Security name	Shares	Value

Insurance (continued)
Chubb Limited	17,293	$2,172,865
Cincinnati Financial Corporation	5,568	419,939
Lincoln National Corporation	8,656	406,659
Loews Corporation	10,279	422,981
Marsh & McLennan Companies Incorporated	19,269	1,295,840
MetLife Incorporated	40,860	1,815,410
Principal Financial Group Incorporated	9,945	512,267
Prudential Financial Incorporated	16,249	1,326,731
The Allstate Corporation	13,812	955,514
The Hartford Financial Services Group Incorporated	14,352	614,553
The Progressive Corporation	21,638	681,597
The Travelers Companies Incorporated	10,719	1,227,861
Torchmark Corporation	4,141	264,568
Unum Group	8,724	308,044
Willis Towers Watson plc	4,825	640,615
XL Group Limited	10,225	343,867

		18,400,414

Health Care: 8.72%

Biotechnology: 1.78%
AbbVie Incorporated	60,556	3,819,267
Alexion Pharmaceuticals Incorporated †	8,338	1,021,739
Amgen Incorporated	27,826	4,641,655
Biogen Incorporated †	8,147	2,550,255
Celgene Corporation †	28,822	3,012,764
Gilead Sciences Incorporated	49,070	3,882,418
Regeneron Pharmaceuticals Incorporated †	2,806	1,128,068
Vertex Pharmaceuticals Incorporated †	9,213	803,466

		20,859,632

Health Care Equipment & Supplies: 1.65%
Abbott Laboratories	54,661	2,311,614
Baxter International Incorporated	18,201	866,368
Becton Dickinson & Company	7,917	1,422,922
Boston Scientific Corporation †	50,598	1,204,232
C.R. Bard Incorporated	2,731	612,509
Danaher Corporation	22,596	1,771,300
Dentsply Sirona Incorporated	8,664	514,902
Edwards Lifesciences Corporation †	7,915	954,232
Hologic Incorporated †	10,316	400,570
Intuitive Surgical Incorporated †	1,431	1,037,232
Medtronic plc	51,385	4,439,664
St. Jude Medical Incorporated	10,594	844,977
Stryker Corporation	11,551	1,344,652
The Cooper Companies Incorporated	1,804	323,385
Varian Medical Systems Incorporated †	3,472	345,568
Zimmer Holdings Incorporated	7,436	966,829

		19,360,956

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—September 30, 2016

Security name	Shares	Value

Health Care Providers & Services: 1.54%
Aetna Incorporated	13,044	$1,505,930
AmerisourceBergen Corporation	6,723	543,084
Anthem Incorporated	9,786	1,226,284
Cardinal Health Incorporated	11,846	920,434
Centene Corporation †	6,348	425,062
Cigna Corporation	9,540	1,243,253
DaVita HealthCare Partners Incorporated †	6,155	406,661
Express Scripts Holding Company †	23,433	1,652,729
HCA Holdings Incorporated †	10,981	830,493
Henry Schein Incorporated †	3,041	495,622
Humana Incorporated	5,542	980,324
Laboratory Corporation of America Holdings †	3,803	522,836
McKesson Corporation	8,393	1,399,533
Patterson Companies Incorporated	3,098	142,322
Quest Diagnostics Incorporated	5,168	437,368
UnitedHealth Group Incorporated	35,413	4,957,820
Universal Health Services Incorporated Class B	3,349	412,664

		18,102,419

Health Care Technology: 0.06%
Cerner Corporation †	11,176	690,118

Life Sciences Tools & Services: 0.43%
Agilent Technologies Incorporated	12,104	569,977
Illumina Incorporated †	5,451	990,229
Mettler-Toledo International Incorporated †	984	413,113
PerkinElmer Incorporated	4,068	228,255
Thermo Fisher Scientific Incorporated	14,660	2,331,820
Waters Corporation †	2,995	474,678

		5,008,072

Pharmaceuticals: 3.26%
Allergan plc †	14,722	3,390,624
Bristol-Myers Squibb Company	62,129	3,349,996
Eli Lilly & Company	36,120	2,898,991
Endo International plc †	7,371	148,526
Johnson & Johnson	101,731	12,017,483
Mallinckrodt plc †	4,005	279,469
Merck & Company Incorporated	102,822	6,417,121
Mylan NV †	17,105	652,043
Perrigo Company plc	5,328	491,934
Pfizer Incorporated	225,547	7,639,277
Zoetis Incorporated	18,408	957,400

		38,242,864

Industrials: 5.78%

Aerospace & Defense: 1.23%
General Dynamics Corporation	10,670	1,655,557
L-3 Communications Holdings Incorporated	2,871	432,746

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2016	Wells Fargo Index Asset Allocation Fund	17

Security name	Shares	Value

Aerospace & Defense (continued)
Lockheed Martin Corporation	9,387	$2,250,252
Northrop Grumman Corporation	6,640	1,420,628
Raytheon Company	10,972	1,493,618
Rockwell Collins Incorporated	4,831	407,447
Textron Incorporated	10,019	398,255
The Boeing Company	21,573	2,842,027
TransDigm Group Incorporated †	1,861	538,052
United Technologies Corporation	28,942	2,940,507

		14,379,089

Air Freight & Logistics: 0.44%
C.H. Robinson Worldwide Incorporated	5,306	373,861
Expeditors International of Washington Incorporated	6,731	346,781
FedEx Corporation	9,083	1,586,618
United Parcel Service Incorporated Class B	25,704	2,810,989

		5,118,249

Airlines: 0.30%
Alaska Air Group Incorporated	4,576	301,375
American Airlines Group Incorporated	19,703	721,327
Delta Air Lines Incorporated	27,847	1,096,058
Southwest Airlines Company	23,063	896,920
United Continental Holdings Incorporated †	10,909	572,395

		3,588,075

Building Products: 0.08%
Allegion plc	3,566	245,733
Fortune Brands Home & Security Incorporated	5,723	332,506
Masco Corporation	12,278	421,258

		999,497

Commercial Services & Supplies: 0.18%
Cintas Corporation	3,177	357,730
Pitney Bowes Incorporated	6,900	125,304
Republic Services Incorporated	8,668	437,301
Stericycle Incorporated †	3,162	253,403
Waste Management Incorporated	15,130	964,689

		2,138,427

Construction & Engineering: 0.06%
Fluor Corporation	5,177	265,684
Jacobs Engineering Group Incorporated †	4,515	233,516
Quanta Services Incorporated †	5,618	157,248

		656,448

Electrical Equipment: 0.33%
Acuity Brands Incorporated	1,632	431,827
AMETEK Incorporated	8,642	412,915
Eaton Corporation plc	16,907	1,110,959

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—September 30, 2016

Security name	Shares	Value

Electrical Equipment (continued)
Emerson Electric Company	23,929	$1,304,370
Rockwell Automation Incorporated	4,812	588,700

		3,848,771

Industrial Conglomerates: 1.52%
3M Company	22,474	3,960,593
General Electric Company	333,216	9,869,858
Honeywell International Incorporated	28,292	3,298,564
Roper Industries Incorporated	3,767	687,364

		17,816,379

Machinery: 0.86%
Caterpillar Incorporated	21,724	1,928,439
Cummins Incorporated	5,769	739,297
Deere & Company	10,756	918,025
Dover Corporation	5,771	424,976
Flowserve Corporation	4,848	233,868
Fortive Corporation	11,179	569,011
Illinois Tool Works Incorporated	11,878	1,423,460
Ingersoll-Rand plc	9,593	651,748
Paccar Incorporated	13,034	766,139
Parker-Hannifin Corporation	4,979	625,014
Pentair plc	6,195	397,967
Snap-on Incorporated	2,160	328,234
Stanley Black & Decker Incorporated	5,593	687,827
Xylem Incorporated	6,663	349,474

		10,043,479

Professional Services: 0.18%
Dun & Bradstreet Corporation	1,350	184,437
Equifax Incorporated	4,437	597,131
Nielsen Holdings plc	12,490	669,089
Robert Half International Incorporated	4,839	183,205
Verisk Analytics Incorporated †	5,843	474,919

		2,108,781

Road & Rail: 0.50%
CSX Corporation	35,176	1,072,868
J.B. Hunt Transport Services Incorporated	3,267	265,084
Kansas City Southern	4,015	374,680
Norfolk Southern Corporation	10,915	1,059,410
Ryder System Incorporated	1,989	131,175
Union Pacific Corporation	30,970	3,020,504

		5,923,721

Trading Companies & Distributors: 0.10%
Fastenal Company	10,745	448,926
United Rentals Incorporated †	3,203	251,403
W.W. Grainger Incorporated	2,067	464,744

		1,165,073

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2016	Wells Fargo Index Asset Allocation Fund	19

Security name	Shares	Value

Information Technology: 12.63%

Communications Equipment: 0.64%
Cisco Systems Incorporated	187,026	$5,932,465
F5 Networks Incorporated †	2,461	306,739
Harris Corporation	4,618	423,055
Juniper Networks Incorporated	14,239	342,590
Motorola Solutions Incorporated	6,199	472,860

		7,477,709

Electronic Equipment, Instruments & Components: 0.23%
Amphenol Corporation Class A	11,479	745,217
Corning Incorporated	38,555	911,826
FLIR Systems Incorporated	5,104	160,368
TE Connectivity Limited	13,220	851,104

		2,668,515

Internet Software & Services: 2.71%
Akamai Technologies Incorporated †	6,496	344,223
Alphabet Incorporated Class A †	10,963	8,814,910
Alphabet Incorporated Class C †	10,987	8,540,085
eBay Incorporated †	39,042	1,284,482
Facebook Incorporated Class A †	86,377	11,079,578
VeriSign Incorporated †	3,454	270,241
Yahoo! Incorporated †	32,560	1,403,336

		31,736,855

IT Services: 2.24%
Accenture plc Class A	23,148	2,827,991
Alliance Data Systems Corporation †	2,176	466,817
Automatic Data Processing Incorporated	16,962	1,496,048
Cognizant Technology Solutions Corporation Class A †	22,568	1,076,719
CSRA Incorporated	5,415	145,664
Fidelity National Information Services Incorporated	12,190	938,996
Fiserv Incorporated †	8,173	812,968
Global Payments Incorporated	5,713	438,530
International Business Machines Corporation	32,343	5,137,686
MasterCard Incorporated Class A	35,657	3,628,813
Paychex Incorporated	11,931	690,447
PayPal Holdings Incorporated †	41,736	1,709,924
Teradata Corporation †	4,849	150,319
The Western Union Company	18,136	377,592
Total System Services Incorporated	6,152	290,067
Visa Incorporated Class A	70,145	5,800,992
Xerox Corporation	31,650	320,615

		26,310,188

Semiconductors & Semiconductor Equipment: 1.96%
Analog Devices Incorporated	11,432	736,792
Applied Materials Incorporated	40,192	1,211,789

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—September 30, 2016

Security name	Shares	Value

Semiconductors & Semiconductor Equipment (continued)
Broadcom Limited	14,706	$2,537,079
First Solar Incorporated «†	2,854	112,704
Intel Corporation	175,918	6,640,905
KLA-Tencor Corporation	5,800	404,318
Lam Research Corporation	5,959	564,377
Linear Technology Corporation	8,914	528,511
Microchip Technology Incorporated	8,005	497,431
Micron Technology Incorporated †	38,611	686,504
NVIDIA Corporation	19,893	1,363,068
Qorvo Incorporated †	4,755	265,044
QUALCOMM Incorporated	54,796	3,753,526
Skyworks Solutions Incorporated	6,971	530,772
Texas Instruments Incorporated	37,303	2,617,925
Xilinx Incorporated	9,425	512,155

		22,962,900

Software: 2.59%
Activision Blizzard Incorporated	25,365	1,123,670
Adobe Systems Incorporated †	18,528	2,011,029
Autodesk Incorporated †	7,260	525,116
CA Incorporated	11,683	386,474
Citrix Systems Incorporated †	5,790	493,424
Electronic Arts Incorporated †	11,184	955,114
Intuit Incorporated	9,111	1,002,301
Microsoft Corporation	289,758	16,690,061
Oracle Corporation	111,909	4,395,786
Red Hat Incorporated †	6,734	544,309
Salesforce.com Incorporated †	23,943	1,707,854
Symantec Corporation	22,890	574,539

		30,409,677

Technology Hardware, Storage & Peripherals: 2.26%
Apple Incorporated	200,365	22,651,263
Hewlett Packard Enterprise Company	61,789	1,405,700
HP Incorporated	63,617	987,972
NetApp Incorporated	10,362	371,167
Seagate Technology plc	11,104	428,059
Western Digital Corporation	10,569	617,969

		26,462,130

Materials: 1.73%

Chemicals: 1.24%
Air Products & Chemicals Incorporated	8,052	1,210,538
Albemarle Corporation	4,179	357,263
CF Industries Holdings Incorporated	8,668	211,066
E.I. du Pont de Nemours & Company	32,511	2,177,262
Eastman Chemical Company	5,492	371,699
Ecolab Incorporated	9,757	1,187,622
FMC Corporation	4,975	240,492

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2016	Wells Fargo Index Asset Allocation Fund	21

Security name	Shares	Value

Chemicals (continued)
International Flavors & Fragrances Incorporated	2,960	$423,191
LyondellBasell Industries NV Class A	12,675	1,022,366
Monsanto Company	16,271	1,662,896
PPG Industries Incorporated	9,901	1,023,367
Praxair Incorporated	10,605	1,281,402
The Dow Chemical Company	41,899	2,171,625
The Mosaic Company	13,022	318,518
The Sherwin-Williams Company	2,983	825,277

		14,484,584

Construction Materials: 0.08%
Martin Marietta Materials Incorporated	2,358	422,341
Vulcan Materials Company	4,948	562,736

		985,077

Containers & Packaging: 0.21%
Avery Dennison Corporation	3,303	256,940
Ball Corporation	6,478	530,872
International Paper Company	15,290	733,614
Owens-Illinois Incorporated †	6,026	110,818
Sealed Air Corporation	7,314	335,127
WestRock Company	9,351	453,336

		2,420,707

Metals & Mining: 0.20%
Alcoa Incorporated	48,911	495,958
Freeport-McMoRan Incorporated †	45,438	493,457
Newmont Mining Corporation	19,730	775,192
Nucor Corporation	11,837	585,340

		2,349,947

Real Estate: 1.82%

Equity REITs: 1.79%
American Tower Corporation	15,821	1,792,994
Apartment Investment & Management Company Class A	5,823	267,334
AvalonBay Communities Incorporated	5,105	907,873
Boston Properties Incorporated	5,715	778,897
Crown Castle International Corporation	12,552	1,182,524
Digital Realty Trust Incorporated	5,460	530,275
Equinix Incorporated	2,643	952,141
Equity Residential	13,592	874,373
Essex Property Trust Incorporated	2,435	542,275
Extra Space Storage Incorporated	4,677	371,401
Federal Realty Investment Trust	2,636	405,759
General Growth Properties Incorporated	21,712	599,251
HCP Incorporated	17,386	659,799
Host Hotels & Resorts Incorporated	27,608	429,857
Iron Mountain Incorporated	9,103	341,636

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—September 30, 2016

Security name	Shares	Value

Equity REITs (continued)
Kimco Realty Corporation	15,618	$452,141
Prologis Incorporated	19,594	1,049,063
Public Storage Incorporated	5,544	1,237,088
Realty Income Corporation	9,614	643,465
Simon Property Group Incorporated	11,684	2,418,705
SL Green Realty Corporation	3,730	403,213
The Macerich Company	4,486	362,783
UDR Incorporated	9,930	357,381
Ventas Incorporated	13,064	922,710
Vornado Realty Trust	6,389	646,631
Welltower Incorporated	13,308	995,039
Weyerhaeuser Company	27,840	889,210

		21,013,818

Real Estate Management & Development: 0.03%
CBRE Group Incorporated Class A †	11,107	310,774

Telecommunication Services: 1.57%

Diversified Telecommunication Services: 1.57%
AT&T Incorporated	228,757	9,289,822
CenturyLink Incorporated	20,301	556,856
Frontier Communications Corporation	43,619	181,455
Level 3 Communications Incorporated †	10,828	502,203
Verizon Communications Incorporated	151,573	7,878,765

		18,409,101

Utilities: 1.95%

Electric Utilities: 1.22%
Alliant Energy Corporation	8,453	323,834
American Electric Power Company Incorporated	18,283	1,173,951
Duke Energy Corporation	25,617	2,050,385
Edison International	12,115	875,309
Entergy Corporation	6,655	510,638
Eversource Energy	11,795	639,053
Exelon Corporation	34,316	1,142,380
FirstEnergy Corporation	15,810	522,995
NextEra Energy Incorporated	17,367	2,124,331
PG&E Corporation	18,536	1,133,847
Pinnacle West Capital Corporation	4,133	314,067
PPL Corporation	25,214	871,648
The Southern Company	36,392	1,866,910
Xcel Energy Incorporated	18,888	777,052

		14,326,400

Independent Power & Renewable Electricity Producers: 0.04%
AES Corporation	24,507	314,915
NRG Energy Incorporated	11,723	131,415

		446,330

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2016	Wells Fargo Index Asset Allocation Fund	23

Security name			Shares	Value

Multi-Utilities: 0.65%
Ameren Corporation			9,022	$443,702
CenterPoint Energy Incorporated			16,014	372,005
CMS Energy Corporation			10,375	435,854
Consolidated Edison Incorporated			11,319	852,321
Dominion Resources Incorporated			23,268	1,728,114
DTE Energy Company			6,672	624,966
NiSource Incorporated			11,979	288,814
Public Service Enterprise Group Incorporated			18,812	787,658
SCANA Corporation			5,314	384,574
Sempra Energy			9,288	995,581
WEC Energy Group Incorporated			11,736	702,752

				7,616,341

Water Utilities: 0.04%
American Water Works Company Incorporated			6,615	495,067

Total Common Stocks (Cost $439,442,236)				696,898,292

	Interest rate	Maturity date	Principal
Non-Agency Mortgage-Backed Securities: 0.00%
Citigroup Mortgage Loan Trust Incorporated Series 2004-HYB4 Class AA ±	0.85%	12-25-2034	$18,660	16,312

Total Non-Agency Mortgage-Backed Securities (Cost $18,660)				16,312

		Expiration date	Shares
Rights: 0.00%

Consumer Staples: 0.00%

Food & Staples Retailing: 0.00%
Safeway Casa Ley Contingent Value Rights †(a)(i)		1-30-2019	6,765	0
Safeway PDC LLC Contingent Value Rights †(a)(i)		1-30-2017	6,765	0

				0

Total Rights (Cost $7,171)				0

		Maturity date	Principal
U.S. Treasury Securities: 39.01%
U.S. Treasury Bond	2.75	8-15-2042	$1,340,000	1,464,368
U.S. Treasury Bond	2.75	11-15-2042	1,781,000	1,944,490
U.S. Treasury Bond	2.88	5-15-2043	2,534,000	2,829,568
U.S. Treasury Bond	3.00	5-15-2042	904,000	1,033,350
U.S. Treasury Bond	3.13	11-15-2041	846,000	987,374
U.S. Treasury Bond	3.13	2-15-2042	1,066,000	1,244,888
U.S. Treasury Bond	3.13	2-15-2043	1,783,000	2,083,534
U.S. Treasury Bond	3.50	2-15-2039	731,000	907,325
U.S. Treasury Bond	3.75	8-15-2041	929,000	1,196,632
U.S. Treasury Bond	3.88	8-15-2040	946,000	1,237,043
U.S. Treasury Bond	4.25	5-15-2039	681,000	935,710
U.S. Treasury Bond	4.25	11-15-2040	977,000	1,348,451

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—September 30, 2016

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Bond	4.38%	2-15-2038	$381,000	$532,462
U.S. Treasury Bond	4.38	11-15-2039	757,000	1,057,967
U.S. Treasury Bond	4.38	5-15-2040	1,078,000	1,509,748
U.S. Treasury Bond	4.38	5-15-2041	842,000	1,185,510
U.S. Treasury Bond	4.50	2-15-2036	837,000	1,179,942
U.S. Treasury Bond	4.50	5-15-2038	428,000	608,763
U.S. Treasury Bond	4.50	8-15-2039	721,000	1,024,214
U.S. Treasury Bond	4.63	2-15-2040	1,276,000	1,845,216
U.S. Treasury Bond	4.75	2-15-2037	264,000	383,821
U.S. Treasury Bond	4.75	2-15-2041	1,084,000	1,602,923
U.S. Treasury Bond	5.00	5-15-2037	375,000	562,822
U.S. Treasury Bond	5.25	11-15-2028	479,000	663,845
U.S. Treasury Bond	5.25	2-15-2029	349,000	485,792
U.S. Treasury Bond	5.38	2-15-2031	752,000	1,098,302
U.S. Treasury Bond	5.50	8-15-2028	369,000	519,267
U.S. Treasury Bond	6.00	2-15-2026	445,000	617,281
U.S. Treasury Bond	6.13	11-15-2027	525,000	762,726
U.S. Treasury Bond	6.13	8-15-2029	293,000	441,056
U.S. Treasury Bond	6.25	5-15-2030	478,000	738,622
U.S. Treasury Bond	6.38	8-15-2027	224,000	329,446
U.S. Treasury Bond	6.50	11-15-2026	296,000	431,420
U.S. Treasury Bond	6.63	2-15-2027	215,000	318,124
U.S. Treasury Note	0.50	4-30-2017	1,456,000	1,455,601
U.S. Treasury Note	0.50	7-31-2017	1,713,000	1,711,260
U.S. Treasury Note	0.63	5-31-2017	3,382,000	3,382,528
U.S. Treasury Note	0.63	6-30-2017	1,440,000	1,440,112
U.S. Treasury Note	0.63	7-31-2017	1,401,000	1,400,836
U.S. Treasury Note	0.63	8-31-2017	3,435,000	3,433,791
U.S. Treasury Note	0.63	9-30-2017	3,180,000	3,178,487
U.S. Treasury Note	0.63	11-30-2017	1,966,000	1,964,388
U.S. Treasury Note	0.63	4-30-2018	1,753,000	1,750,192
U.S. Treasury Note	0.63	6-30-2018	1,609,000	1,605,417
U.S. Treasury Note	0.75	6-30-2017	1,845,000	1,846,878
U.S. Treasury Note	0.75	10-31-2017	3,139,000	3,140,839
U.S. Treasury Note	0.75	12-31-2017	1,742,000	1,742,613
U.S. Treasury Note	0.75	1-31-2018	1,502,000	1,502,410
U.S. Treasury Note	0.75	2-28-2018	3,204,000	3,204,875
U.S. Treasury Note	0.75	3-31-2018	1,422,000	1,422,333
U.S. Treasury Note	0.75	4-15-2018	1,350,000	1,350,211
U.S. Treasury Note	0.75	4-30-2018	1,588,000	1,588,248
U.S. Treasury Note	0.75	7-31-2018	1,717,000	1,716,531
U.S. Treasury Note «	0.75	8-31-2018	1,718,000	1,717,598
U.S. Treasury Note	0.75	2-15-2019	1,392,000	1,389,281
U.S. Treasury Note	0.75	7-15-2019	1,583,000	1,577,683
U.S. Treasury Note	0.75	8-15-2019	1,584,000	1,578,369
U.S. Treasury Note	0.88	4-15-2017	1,697,000	1,700,182
U.S. Treasury Note	0.88	4-30-2017	1,951,000	1,954,760
U.S. Treasury Note	0.88	5-15-2017	1,620,000	1,623,038
U.S. Treasury Note	0.88	6-15-2017	1,586,000	1,588,974

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2016	Wells Fargo Index Asset Allocation Fund	25

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	0.88%	7-15-2017	$1,515,000	$1,517,782
U.S. Treasury Note	0.88	8-15-2017	1,518,000	1,520,905
U.S. Treasury Note	0.88	10-15-2017	1,521,000	1,523,971
U.S. Treasury Note	0.88	11-15-2017	1,445,000	1,447,709
U.S. Treasury Note	0.88	11-30-2017	1,474,000	1,476,936
U.S. Treasury Note	0.88	1-15-2018	1,339,000	1,341,720
U.S. Treasury Note	0.88	1-31-2018	1,231,000	1,233,548
U.S. Treasury Note	0.88	3-31-2018	1,577,000	1,580,141
U.S. Treasury Note	0.88	5-31-2018	1,585,000	1,588,219
U.S. Treasury Note	0.88	7-15-2018	1,294,000	1,296,325
U.S. Treasury Note	0.88	10-15-2018	1,390,000	1,392,227
U.S. Treasury Note	0.88	4-15-2019	1,460,000	1,460,913
U.S. Treasury Note	0.88	5-15-2019	1,466,000	1,466,630
U.S. Treasury Note	0.88	6-15-2019	1,485,000	1,485,232
U.S. Treasury Note	0.88	7-31-2019	811,000	811,127
U.S. Treasury Note	1.00	3-31-2017	1,836,000	1,840,955
U.S. Treasury Note	1.00	9-15-2017	1,515,000	1,519,734
U.S. Treasury Note	1.00	12-15-2017	1,405,000	1,409,940
U.S. Treasury Note	1.00	12-31-2017	1,473,000	1,478,064
U.S. Treasury Note	1.00	2-15-2018	1,336,000	1,340,906
U.S. Treasury Note	1.00	3-15-2018	1,338,000	1,343,226
U.S. Treasury Note	1.00	5-15-2018	1,328,000	1,333,239
U.S. Treasury Note	1.00	5-31-2018	1,878,000	1,885,555
U.S. Treasury Note	1.00	8-15-2018	1,291,000	1,296,447
U.S. Treasury Note	1.00	9-15-2018	1,292,000	1,297,147
U.S. Treasury Note	1.00	3-15-2019	1,383,000	1,388,186
U.S. Treasury Note	1.00	6-30-2019	622,000	624,308
U.S. Treasury Note	1.00	8-31-2019	1,842,000	1,847,613
U.S. Treasury Note	1.00	9-30-2019	1,695,000	1,699,966
U.S. Treasury Note	1.00	11-30-2019	1,985,000	1,988,722
U.S. Treasury Note	1.13	6-15-2018	1,326,000	1,334,184
U.S. Treasury Note	1.13	1-15-2019	1,444,000	1,453,590
U.S. Treasury Note	1.13	5-31-2019	690,000	695,040
U.S. Treasury Note	1.13	12-31-2019	1,247,000	1,253,771
U.S. Treasury Note	1.13	3-31-2020	1,987,000	1,996,315
U.S. Treasury Note	1.13	4-30-2020	1,330,000	1,335,611
U.S. Treasury Note	1.13	2-28-2021	3,264,000	3,266,167
U.S. Treasury Note	1.13	6-30-2021	3,343,000	3,339,343
U.S. Treasury Note	1.13	7-31-2021	2,232,000	2,228,949
U.S. Treasury Note	1.13	8-31-2021	2,233,000	2,230,905
U.S. Treasury Note	1.25	10-31-2018	1,759,000	1,774,871
U.S. Treasury Note	1.25	11-15-2018	1,370,000	1,382,470
U.S. Treasury Note	1.25	11-30-2018	1,654,000	1,669,184
U.S. Treasury Note	1.25	12-15-2018	1,363,000	1,375,725
U.S. Treasury Note	1.25	1-31-2019	1,335,000	1,347,986
U.S. Treasury Note	1.25	4-30-2019	586,000	591,974
U.S. Treasury Note	1.25	10-31-2019	804,000	812,040
U.S. Treasury Note	1.25	1-31-2020	3,442,000	3,473,463
U.S. Treasury Note	1.25	2-29-2020	1,745,000	1,760,405
U.S. Treasury Note	1.25	3-31-2021	3,250,000	3,267,011

The accompanying notes are an integral part of these financial statements.

26	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—September 30, 2016

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	1.25%	7-31-2023	$1,829,000	$1,810,282
U.S. Treasury Note	1.38	6-30-2018	1,357,000	1,371,206
U.S. Treasury Note	1.38	7-31-2018	1,610,000	1,627,483
U.S. Treasury Note	1.38	9-30-2018	2,875,000	2,907,344
U.S. Treasury Note	1.38	11-30-2018	787,000	796,407
U.S. Treasury Note	1.38	12-31-2018	968,000	979,759
U.S. Treasury Note	1.38	2-28-2019	1,295,000	1,311,339
U.S. Treasury Note	1.38	1-31-2020	2,293,000	2,322,917
U.S. Treasury Note	1.38	2-29-2020	3,442,000	3,486,639
U.S. Treasury Note	1.38	3-31-2020	3,442,000	3,487,042
U.S. Treasury Note	1.38	4-30-2020	3,442,000	3,486,908
U.S. Treasury Note	1.38	5-31-2020	1,380,000	1,397,304
U.S. Treasury Note	1.38	8-31-2020	3,350,000	3,390,960
U.S. Treasury Note	1.38	9-30-2020	3,356,000	3,395,983
U.S. Treasury Note	1.38	10-31-2020	3,178,000	3,214,995
U.S. Treasury Note	1.38	1-31-2021	3,192,000	3,226,914
U.S. Treasury Note	1.38	4-30-2021	3,245,000	3,279,225
U.S. Treasury Note	1.38	5-31-2021	3,248,000	3,283,527
U.S. Treasury Note	1.38	6-30-2023	1,733,000	1,730,361
U.S. Treasury Note	1.38	8-31-2023	1,817,000	1,811,961
U.S. Treasury Note	1.50	8-31-2018	2,781,000	2,818,371
U.S. Treasury Note	1.50	12-31-2018	1,855,000	1,882,753
U.S. Treasury Note	1.50	1-31-2019	1,716,000	1,742,275
U.S. Treasury Note	1.50	2-28-2019	1,826,000	1,854,389
U.S. Treasury Note	1.50	3-31-2019	645,000	655,456
U.S. Treasury Note	1.50	5-31-2019	1,966,000	1,998,716
U.S. Treasury Note	1.50	10-31-2019	3,442,000	3,502,101
U.S. Treasury Note	1.50	11-30-2019	3,133,000	3,187,583
U.S. Treasury Note	1.50	5-31-2020	3,442,000	3,501,161
U.S. Treasury Note	1.50	1-31-2022	1,625,000	1,646,772
U.S. Treasury Note	1.50	2-28-2023	1,635,000	1,648,221
U.S. Treasury Note	1.50	3-31-2023	1,679,000	1,691,527
U.S. Treasury Note	1.50	8-15-2026	1,493,000	1,479,529
U.S. Treasury Note	1.63	3-31-2019	2,104,000	2,143,860
U.S. Treasury Note	1.63	4-30-2019	1,703,000	1,735,863
U.S. Treasury Note	1.63	6-30-2019	2,157,000	2,200,561
U.S. Treasury Note	1.63	7-31-2019	2,128,000	2,172,056
U.S. Treasury Note	1.63	8-31-2019	3,442,000	3,514,337
U.S. Treasury Note	1.63	12-31-2019	3,442,000	3,515,545
U.S. Treasury Note	1.63	6-30-2020	3,442,000	3,517,160
U.S. Treasury Note	1.63	7-31-2020	3,213,000	3,282,908
U.S. Treasury Note	1.63	11-30-2020	2,166,000	2,212,959
U.S. Treasury Note	1.63	8-15-2022	1,250,000	1,272,754
U.S. Treasury Note	1.63	11-15-2022	2,108,000	2,143,655
U.S. Treasury Note	1.63	4-30-2023	1,711,000	1,736,532
U.S. Treasury Note	1.63	5-31-2023	1,714,000	1,739,175
U.S. Treasury Note	1.63	2-15-2026	3,818,000	3,827,396
U.S. Treasury Note	1.63	5-15-2026	2,661,000	2,666,197
U.S. Treasury Note	1.75	10-31-2018	704,000	717,613
U.S. Treasury Note	1.75	9-30-2019	3,441,000	3,526,622

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2016	Wells Fargo Index Asset Allocation Fund	27

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	1.75%	10-31-2020	$1,585,000	$1,626,668
U.S. Treasury Note	1.75	12-31-2020	3,353,000	3,442,589
U.S. Treasury Note	1.75	2-28-2022	1,637,000	1,679,844
U.S. Treasury Note	1.75	3-31-2022	1,640,000	1,682,538
U.S. Treasury Note	1.75	4-30-2022	1,612,000	1,653,245
U.S. Treasury Note	1.75	5-15-2022	1,448,000	1,484,595
U.S. Treasury Note	1.75	9-30-2022	1,771,000	1,814,861
U.S. Treasury Note	1.75	1-31-2023	1,684,000	1,724,061
U.S. Treasury Note	1.75	5-15-2023	3,117,000	3,188,230
U.S. Treasury Note	1.88	8-31-2017	1,517,000	1,533,587
U.S. Treasury Note	1.88	9-30-2017	1,307,000	1,322,419
U.S. Treasury Note	1.88	10-31-2017	1,485,000	1,503,794
U.S. Treasury Note	1.88	6-30-2020	1,888,000	1,945,820
U.S. Treasury Note	1.88	11-30-2021	1,649,000	1,703,237
U.S. Treasury Note	1.88	5-31-2022	1,795,000	1,853,127
U.S. Treasury Note	1.88	8-31-2022	1,754,000	1,810,114
U.S. Treasury Note	1.88	10-31-2022	1,650,000	1,702,594
U.S. Treasury Note	2.00	7-31-2020	1,306,000	1,352,117
U.S. Treasury Note	2.00	9-30-2020	2,093,000	2,168,626
U.S. Treasury Note	2.00	11-30-2020	2,266,000	2,348,940
U.S. Treasury Note	2.00	2-28-2021	2,421,000	2,510,935
U.S. Treasury Note	2.00	5-31-2021	1,559,000	1,618,376
U.S. Treasury Note	2.00	8-31-2021	1,641,000	1,704,589
U.S. Treasury Note	2.00	10-31-2021	1,649,000	1,713,413
U.S. Treasury Note	2.00	11-15-2021	2,485,000	2,581,875
U.S. Treasury Note	2.00	2-15-2022	1,679,000	1,745,242
U.S. Treasury Note	2.00	7-31-2022	1,778,000	1,847,801
U.S. Treasury Note	2.00	11-30-2022	1,625,000	1,688,541
U.S. Treasury Note	2.00	2-15-2023	3,077,000	3,197,074
U.S. Treasury Note	2.00	2-15-2025	4,005,000	4,149,400
U.S. Treasury Note	2.00	8-15-2025	4,012,000	4,154,615
U.S. Treasury Note	2.13	8-31-2020	1,477,000	1,536,658
U.S. Treasury Note	2.13	1-31-2021	1,409,000	1,468,387
U.S. Treasury Note	2.13	6-30-2021	1,516,000	1,583,036
U.S. Treasury Note	2.13	8-15-2021	2,440,000	2,548,180
U.S. Treasury Note	2.13	9-30-2021	1,633,000	1,706,421
U.S. Treasury Note	2.13	12-31-2021	1,626,000	1,699,806
U.S. Treasury Note	2.13	6-30-2022	1,615,000	1,689,379
U.S. Treasury Note	2.13	12-31-2022	1,678,000	1,756,000
U.S. Treasury Note	2.13	5-15-2025	3,986,000	4,169,731
U.S. Treasury Note	2.25	11-30-2017	1,250,000	1,272,266
U.S. Treasury Note	2.25	7-31-2018	521,000	534,961
U.S. Treasury Note	2.25	3-31-2021	1,440,000	1,509,637
U.S. Treasury Note	2.25	4-30-2021	1,514,000	1,588,280
U.S. Treasury Note	2.25	7-31-2021	2,618,000	2,749,822
U.S. Treasury Note	2.25	11-15-2024	4,019,000	4,245,069
U.S. Treasury Note	2.25	11-15-2025	3,988,000	4,212,325
U.S. Treasury Note	2.38	7-31-2017	1,253,000	1,270,919
U.S. Treasury Note	2.38	5-31-2018	621,000	637,520
U.S. Treasury Note	2.38	6-30-2018	795,000	817,049

The accompanying notes are an integral part of these financial statements.

28	Wells Fargo Index Asset Allocation Fund	Portfolio of investments—September 30, 2016

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	2.38%	12-31-2020	$1,317,000	$1,385,937
U.S. Treasury Note	2.38	8-15-2024	4,000,000	4,263,436
U.S. Treasury Note	2.50	6-30-2017	1,144,000	1,160,000
U.S. Treasury Note	2.50	8-15-2023	2,662,000	2,852,605
U.S. Treasury Note	2.50	5-15-2024	3,897,000	4,189,123
U.S. Treasury Note	2.63	1-31-2018	861,000	882,391
U.S. Treasury Note	2.63	4-30-2018	657,000	676,351
U.S. Treasury Note	2.63	8-15-2020	3,367,000	3,566,128
U.S. Treasury Note	2.63	11-15-2020	5,315,000	5,642,202
U.S. Treasury Note	2.75	5-31-2017	1,136,000	1,152,064
U.S. Treasury Note	2.75	12-31-2017	960,000	984,075
U.S. Treasury Note	2.75	2-28-2018	756,000	777,380
U.S. Treasury Note	2.75	2-15-2019	1,365,000	1,426,744
U.S. Treasury Note	2.75	11-15-2023	3,481,000	3,794,290
U.S. Treasury Note	2.75	2-15-2024	3,003,000	3,277,844
U.S. Treasury Note	2.88	3-31-2018	858,000	885,080
U.S. Treasury Note	3.13	4-30-2017	1,142,000	1,158,954
U.S. Treasury Note	3.13	5-15-2019	1,768,000	1,871,663
U.S. Treasury Note	3.13	5-15-2021	1,657,000	1,803,088
U.S. Treasury Note	3.25	3-31-2017	1,276,000	1,293,530
U.S. Treasury Note	3.38	11-15-2019	3,180,000	3,418,376
U.S. Treasury Note	3.50	2-15-2018	1,278,000	1,326,025
U.S. Treasury Note	3.50	5-15-2020	2,864,000	3,115,047
U.S. Treasury Note	3.63	8-15-2019	1,545,000	1,664,738
U.S. Treasury Note	3.63	2-15-2020	2,648,000	2,879,390
U.S. Treasury Note	3.63	2-15-2021	2,765,000	3,058,997
U.S. Treasury Note	3.75	11-15-2018	1,505,000	1,598,122
U.S. Treasury Note	3.88	5-15-2018	689,000	723,961
U.S. Treasury Note	4.00	8-15-2018	788,000	835,988
U.S. Treasury Note	4.25	11-15-2017	919,000	955,183
U.S. Treasury Note	4.50	5-15-2017	694,000	710,754
U.S. Treasury Note	4.75	8-15-2017	857,000	887,263
U.S. Treasury Note	6.25	8-15-2023	378,000	498,621
U.S. Treasury Note	6.75	8-15-2026	221,000	325,543
U.S. Treasury Note	6.88	8-15-2025	224,000	324,056
U.S. Treasury Note	7.13	2-15-2023	260,000	352,198
U.S. Treasury Note	7.25	8-15-2022	261,000	349,353
U.S. Treasury Note	7.50	11-15-2024	240,000	351,581
U.S. Treasury Note	7.63	11-15-2022	140,000	192,134
U.S. Treasury Note	7.63	2-15-2025	216,000	320,895
U.S. Treasury Note	7.88	2-15-2021	180,000	231,933
U.S. Treasury Note	8.00	11-15-2021	511,000	683,602
U.S. Treasury Note	8.13	8-15-2019	307,000	369,635
U.S. Treasury Note	8.13	5-15-2021	181,000	237,881
U.S. Treasury Note	8.13	8-15-2021	175,000	232,545
U.S. Treasury Note	8.50	2-15-2020	162,000	202,525
U.S. Treasury Note	8.75	5-15-2017	452,000	474,706
U.S. Treasury Note	8.75	5-15-2020	130,000	165,704
U.S. Treasury Note	8.75	8-15-2020	288,000	372,420
U.S. Treasury Note	8.88	8-15-2017	271,000	290,203

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2016	Wells Fargo Index Asset Allocation Fund	29

Security name	Interest rate	Maturity date	Principal	Value

U.S. Treasury Securities (continued)
U.S. Treasury Note	8.88%	2-15-2019	$306,000	$364,272
U.S. Treasury Note	9.00	11-15-2018	193,000	226,436
U.S. Treasury Note	9.13	5-15-2018	169,000	191,756

Total U.S. Treasury Securities (Cost $446,550,180)				457,381,478

	Yield		Shares
Short-Term Investments: 1.52%

Investment Companies: 1.31%
Securities Lending Cash Investments LLC (l)(r)(u)	0.65		2,850,409	2,850,409
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.34		12,501,900	12,501,900

				15,352,309

			Principal
U.S. Treasury Securities: 0.21%
U.S. Treasury Bill (z)#	0.12	10-13-2016	$2,477,000	2,476,889

Total Short-Term Investments (Cost $17,829,155)				17,829,198

Total investments in securities (Cost $903,918,349) *	99.98%	1,172,210,252
Other assets and liabilities, net	0.02	211,520

Total net assets	100.00%	$1,172,421,772

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

±	Variable rate investment. The rate shown is the rate in effect at period end.

(a)	The security is fair valued in accordance with procedures approved by the Board of Trustees.

(i)	Illiquid security for which the designation as illiquid is unaudited.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

(z)	Zero coupon security. The rate represents the current yield to maturity.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

*	Cost for federal income tax purposes is $926,944,991 and unrealized gains (losses) consists of:

Gross unrealized gains	$276,187,177
Gross unrealized losses	(30,921,916)

Net unrealized gains	$245,265,261

The accompanying notes are an integral part of these financial statements.

30	Wells Fargo Index Asset Allocation Fund	Statement of assets and liabilities—September 30, 2016

Assets
Investments
In unaffiliated securities (including $2,804,101 of securities loaned), at value (cost $882,758,589)	$1,149,381,132
In affiliated securities, at value (cost $21,159,760)	22,829,120

Total investments, at value (cost $903,918,349)	1,172,210,252
Cash	2,929
Receivable for investments sold	42,214
Receivable for Fund shares sold	2,838,482
Receivable for dividends and interest	2,738,406
Receivable for daily variation margin on open futures contracts	765,858
Receivable for securities lending income	1,925
Prepaid expenses and other assets	122,554

Total assets	1,178,722,620

Liabilities
Payable for investments purchased	60,294
Payable for Fund shares redeemed	1,993,254
Payable upon receipt of securities loaned	2,850,409
Payable for daily variation margin on open futures contracts	7,805
Management fee payable	609,407
Distribution fees payable	88,321
Administration fees payable	200,079
Accrued expenses and other liabilities	491,279

Total liabilities	6,300,848

Total net assets	$1,172,421,772

NET ASSETS CONSIST OF
Paid-in capital	$921,348,916
Undistributed net investment income	1,796,877
Accumulated net realized losses on investments	(19,384,176)
Net unrealized gains on investments	268,660,155

Total net assets	$1,172,421,772

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$828,420,600
Shares outstanding – Class A1	27,981,680
Net asset value per share – Class A	$29.61
Maximum offering price per share – Class A2	$31.42
Net assets – Class B	$212,078
Shares outstanding – Class B1	11,694
Net asset value per share – Class B	$18.14
Net assets – Class C	$136,880,907
Shares outstanding – Class C1	7,610,193
Net asset value per share – Class C	$17.99
Net assets – Administrator Class	$206,908,187
Shares outstanding – Administrator Class[1]	6,983,775
Net asset value per share – Administrator Class	$29.63

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended September 30, 2016	Wells Fargo Index Asset Allocation Fund	31

Investment income
Dividends	$13,320,938
Interest	5,868,898
Income from affiliated securities	325,421
Securities lending income, net	43,604

Total investment income	19,558,861

Expenses
Management fee	6,431,904
Administration fees
Class A	1,657,529
Class B	402
Class C	198,586
Administrator Class	196,264
Shareholder servicing fees
Class A	1,973,218
Class B	478
Class C	236,406
Administrator Class	376,393
Distribution fees
Class B	1,434
Class C	709,220
Custody and accounting fees	77,324
Professional fees	24,718
Registration fees	37,217
Shareholder report expenses	49,777
Trustees’ fees and expenses	3,512
Other fees and expenses	26,203

Total expenses	12,000,585
Less: Fee waivers and/or expense reimbursements	(180,779)

Net expenses	11,819,806

Net investment income	7,739,055

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	8,178,375
Affiliated securities	(19,337)
Futures transactions	933,861

Net realized gains on investments	9,092,899

Net change in unrealized gains (losses) on:
Unaffiliated securities	77,713,382
Affiiliated securities	(1,110,451)
Futures transactions	469,738

Net change in unrealized gains (losses) on investments	77,072,669

Net realized and unrealized gains (losses) on investments	86,165,568

Net increase in net assets resulting from operations	$93,904,623

The accompanying notes are an integral part of these financial statements.

32	Wells Fargo Index Asset Allocation Fund	Statement of changes in net assets

	Year ended September 30, 2016		Year ended September 30, 2015

Operations
Net investment income		$7,739,055		$8,053,389
Net realized gains on investments		9,092,899		68,963,643
Net change in unrealized gains (losses) on investments		77,072,669		(49,489,229)

Net increase in net assets resulting from operations		93,904,623		27,527,803

Distributions to shareholders from
Net investment income
Class A		(5,683,773)		(5,736,797)
Class B		(266)		(465)
Class C		(93,279)		(112,773)
Administrator Class		(1,345,968)		(895,510)
Net realized gains
Class A		(40,013,880)		(7,330,092)
Class B		(8,382)		(2,581)
Class C		(3,781,718)		(323,336)
Administrator Class		(5,677,540)		(748,042)

Total distributions to shareholders		(56,604,806)		(15,149,596)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,200,951	120,374,602	3,196,418	94,634,140
Class B	15,531	269,837	8,812	160,971
Class C	4,802,237	84,206,499	2,545,026	46,057,126
Administrator Class	5,938,408	170,655,831	2,296,361	67,965,420

		375,506,769		208,817,657

Reinvestment of distributions
Class A	1,593,398	44,672,620	433,559	12,743,979
Class B	338	5,803	119	2,135
Class C	192,234	3,269,192	22,174	396,402
Administrator Class	187,396	5,266,424	37,826	1,115,474

		53,214,039		14,257,990

Payment for shares redeemed
Class A	(3,450,379)	(99,644,371)	(3,132,440)	(92,758,439)
Class B	(12,802)	(225,638)	(21,993)	(397,688)
Class C	(934,641)	(16,428,230)	(417,663)	(7,559,550)
Administrator Class	(2,111,814)	(61,128,010)	(1,483,497)	(44,036,539)

		(177,426,249)		(144,752,216)

Net increase in net assets resulting from capital share transactions		251,294,559		78,323,431

Total increase in net assets		288,594,376		90,701,638

Net assets
Beginning of period		883,827,396		793,125,758

End of period		$1,172,421,772		$883,827,396

Undistributed net investment income		$1,796,877		$1,416,982

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Index Asset Allocation Fund	33

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$28.72	$28.20	$24.48	$22.17	$18.12
Net investment income	0.22	0.27	0.38	0.34	0.29
Net realized and unrealized gains (losses) on investments	2.45	0.76	3.72	2.31	4.05

Total from investment operations	2.67	1.03	4.10	2.65	4.34
Distributions to shareholders from
Net investment income	(0.21)	(0.22)	(0.38)	(0.34)	(0.29)
Net realized gains	(1.57)	(0.29)	0.00	0.00	0.00

Total distributions to shareholders	(1.78)	(0.51)	(0.38)	(0.34)	(0.29)
Net asset value, end of period	$29.61	$28.72	$28.20	$24.48	$22.17
Total return[1]	9.68%	3.62%	16.83%	12.02%	24.07%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.22%	1.20%	1.18%	1.17%
Net expenses	1.10%	1.15%	1.15%	1.15%	1.15%
Net investment income	0.79%	0.90%	1.42%	1.43%	1.39%
Supplemental data
Portfolio turnover rate	8%	43%	9%	11%	16%
Net assets, end of period (000s omitted)	$828,421	$736,276	$708,873	$657,702	$644,365

[1]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

34	Wells Fargo Index Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS B	2016		2015	2014	2013	2012
Net asset value, beginning of period	$17.62		$17.33	$15.03	$13.59	$11.10
Net investment income	0.00	[1],2	0.04 [1]	0.11 [1]	0.10 [1]	0.08 [1]
Net realized and unrealized gains (losses) on investments	1.50		0.46	2.28	1.42	2.48

Total from investment operations	1.50		0.50	2.39	1.52	2.56
Distributions to shareholders from
Net investment income	(0.02)		(0.03)	(0.09)	(0.08)	(0.07)
Net realized gains	(0.96)		(0.18)	0.00	0.00	0.00

Total distributions to shareholders	(0.98)		(0.21)	(0.09)	(0.08)	(0.07)
Net asset value, end of period	$18.14		$17.62	$17.33	$15.03	$13.59
Total return[3]	8.85%		2.85%	15.90%	11.22%	23.08%
Ratios to average net assets (annualized)
Gross expenses	1.85%		1.97%	1.94%	1.93%	1.93%
Net expenses	1.85%		1.90%	1.90%	1.90%	1.90%
Net investment income	0.02%		0.21%	0.67%	0.68%	0.65%
Supplemental data
Portfolio turnover rate	8%		43%	9%	11%	16%
Net assets, end of period (000s omitted)	$212		$152	$376	$1,085	$2,171

[1]	Calculated based upon average shares outstanding

[2]	Amount is less than $0.005.

[3]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Index Asset Allocation Fund	35

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$17.47	$17.20	$14.94	$13.53	$11.06
Net investment income	0.01 [1]	0.05	0.11	0.10	0.08
Net realized and unrealized gains (losses) on investments	1.48	0.45	2.27	1.41	2.47

Total from investment operations	1.49	0.50	2.38	1.51	2.55
Distributions to shareholders from
Net investment income	(0.02)	(0.05)	(0.12)	(0.10)	(0.08)
Net realized gains	(0.95)	(0.18)	0.00	0.00	0.00

Total distributions to shareholders	(0.97)	(0.23)	(0.12)	(0.10)	(0.08)
Net asset value, end of period	$17.99	$17.47	$17.20	$14.94	$13.53
Total return[2]	8.86%	2.86%	15.96%	11.20%	23.11%
Ratios to average net assets (annualized)
Gross expenses	1.85%	1.98%	1.95%	1.93%	1.92%
Net expenses	1.85%	1.90%	1.90%	1.90%	1.90%
Net investment income	0.03%	0.10%	0.67%	0.68%	0.64%
Supplemental data
Portfolio turnover rate	8%	43%	9%	11%	16%
Net assets, end of period (000s omitted)	$136,881	$62,019	$24,093	$19,164	$16,699

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

36	Wells Fargo Index Asset Allocation Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$28.75	$28.21	$24.49	$22.18	$18.14
Net investment income	0.28	0.35	0.45	0.40	0.34
Net realized and unrealized gains (losses) on investments	2.45	0.76	3.72	2.30	4.04

Total from investment operations	2.73	1.11	4.17	2.70	4.38
Distributions to shareholders from
Net investment income	(0.28)	(0.28)	(0.45)	(0.39)	(0.34)
Net realized gains	(1.57)	(0.29)	0.00	0.00	0.00

Total distributions to shareholders	(1.85)	(0.57)	(0.45)	(0.39)	(0.34)
Net asset value, end of period	$29.63	$28.75	$28.21	$24.49	$22.18
Total return	9.91%	3.89%	17.12%	12.31%	24.30%
Ratios to average net assets (annualized)
Gross expenses	1.02%	1.09%	1.04%	1.02%	1.01%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	0.98%	1.12%	1.68%	1.69%	1.63%
Supplemental data
Portfolio turnover rate	8%	43%	9%	11%	16%
Net assets, end of period (000s omitted)	$206,908	$85,380	$59,783	$34,536	$29,920

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Index Asset Allocation Fund	37

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Index Asset Allocation Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities and futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or

38	Wells Fargo Index Asset Allocation Fund	Notes to financial statements

may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Futures contracts

The Fund is subject to interest rate risk and equity price risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Notes to financial statements	Wells Fargo Index Asset Allocation Fund	39

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At September 30, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$(235,874)	$235,874

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

40	Wells Fargo Index Asset Allocation Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Agency securities	$0	$84,972	$0	$84,972

Common stocks
Consumer discretionary	87,320,297	0	0	87,320,297
Consumer staples	68,945,415	0	0	68,945,415
Energy	50,667,140	0	0	50,667,140
Financials	89,029,270	0	0	89,029,270
Health care	102,264,061	0	0	102,264,061
Industrials	67,785,989	0	0	67,785,989
Information technology	148,027,974	0	0	148,027,974
Materials	20,240,315			20,240,315
Real estate	21,324,592	0	0	21,324,592
Telecommunication services	18,409,101	0	0	18,409,101
Utilities	22,884,138	0	0	22,884,138

Non-agency mortgage-backed securities	0	16,312	0	16,312

Rights
Consumer staples	0	0	0	0

U.S. Treasury securities	457,381,478	0	0	457,381,478

Short-term investments
Investment companies	12,501,900	0	0	12,501,900
U.S. Treasury securities	2,476,889	0	0	2,476,889
Investments measured at net asset value*				2,850,409
	1,169,258,559	101,284	0	1,172,210,252
Futures contracts	765,858	0	0	765,858
Total assets	$1,170,024,417	$101,284	$0	$1,172,976,110
Liabilities
Futures contracts	$7,805	$0	$0	$7,805
Total liabilities	$7,805	$0	$0	$7,805

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Portfolio’s investment in Securities Lending Cash Investments LLC valued at $2,850,409 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

Futures contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At September 30, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds

Notes to financial statements	Wells Fargo Index Asset Allocation Fund	41

Management is entitled to receive an annual management fee starting at 0.65% and declining to 0.48% as the average daily net assets of the Fund increase. For the year ended September 30, 2016, the management fee was equivalent to an annual rate of 0.62% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.15% and declining to 0.10% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.21%
Administrator Class	0.13

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.15% for Class A shares, 1.90% for Class B shares, 1.90% for Class C shares, and 0.90% for Administrator Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended September 30, 2016, Funds Distributor received $183,968 from the sale of Class A shares and $887 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby each class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, for the year ended September 30, 2016 were as follows:

Purchases at cost		Sales proceeds
U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
$158,080,531	$132,141,345	$65,064,362	$11,249,711

42	Wells Fargo Index Asset Allocation Fund	Notes to financial statements

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. INVESTMENTS IN AFFILIATES

An affiliated investment is a company which is under common ownership or control of the Fund or which the Fund has ownership of at least 5% of the outstanding voting shares. The following is a summary of transactions for the long-term holdings of issuers that were either affiliates of the Fund at the beginning of the period or the end of the period.

	Shares, beginning of period	Shares purchased	Shares sold	Shares, end of period	Value, end of period	Income from affiliated securities	Realized losses
Wells Fargo & Company	141,327	29,437	1,911	168,853	$7,476,811	$231,968	$(19,337)

7. DERIVATIVE TRANSACTIONS

During the year ended September 30, 2016, the Fund entered into futures contracts to gain market exposure to certain asset classes in accordance with an active asset allocation strategy.

At September 30, 2016, the Fund had long and short futures contracts outstanding as follows:

Expiration date	Counterparty	Contracts	Type	Contract value at September 30, 2016	Unrealized gains (losses)
12-16-2016	Goldman Sachs	74 Long	S&P 500 E-Mini Index	$7,993,480	$19,120
12-20-2016	Goldman Sachs	135 Short	U.S. Treasury Bonds	24,823,125	374,833
12-20-2016	Goldman Sachs	1,021 Short	10-Year U.S. Treasury Notes	133,878,625	(34,775)
12-30-2016	Goldman Sachs	37 Long	5-Year U.S. Treasury Notes	4,496,078	9,074

The Fund had an average notional amount of $41,552,390 and $123,904,163 in long and short futures contracts, respectively, during the year ended September 30, 2016.

On September 30, 2016, the cumulative unrealized gains on futures contracts in the amount of $368,252 are reflected in net unrealized gains on investments on the Statement of Assets and Liabilities. The receivable and payable for daily variation margin on open futures contracts reflected in the Statement of Assets and Liabilities only represents the current day’s variation margin. The realized gains and change in unrealized gains (losses) on futures contracts are reflected in the Statement of Operations.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of September 30, 2016 was as follows for the Fund:

	Asset derivatives			Liability derivatives
	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value
Equity contracts	Receivable for daily variation margin on open futures contracts	$44,030	*	Payable for daily variation margin on open futures contracts	$0	*
Interest rate contracts	Receivable for daily variation margin on open futures contracts	721,828	*	Payable for daily variation margin on open futures contracts	7,805	*
		$765,858			$7,805

*	Only the current day’s variation margin as of September 30, 2016 is reported separately on the Statement of Assets and Liabilities.

Notes to financial statements	Wells Fargo Index Asset Allocation Fund	43

The effect of derivative instruments on the Statement of Operations for the year ended September 30, 2016 was as follows for the Fund:

	Amount of realized gains (losses) on derivatives	Change in unrealized gains (losses) on derivatives
Equity contracts	$7,921,057	$(178,232)
Interest rate contracts	(6,987,196)	647,970
	$933,861	$469,738

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Futures – variation margin	Goldman Sachs	$765,858	$(7,805)	$0	$758,053

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Futures – variation margin	Goldman Sachs	$7,805	$(7,805)	$0	$0

8. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended September 30, 2016, there were no borrowings by the Fund under the agreement.

9. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2016 and September 30, 2015 were as follows:

	Year ended September 30
	2016	2015
Ordinary income	$16,458,803	$8,393,216
Long-term capital gain	40,146,003	6,756,380

44	Wells Fargo Index Asset Allocation Fund	Notes to financial statements

As of September 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$6,691,092	$4,509,209	$239,872,555

10. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Index Asset Allocation Fund	45

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Index Asset Allocation Fund (formerly known as Wells Fargo Advantage Index Asset Allocation Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Index Asset Allocation Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 23, 2016

46	Wells Fargo Index Asset Allocation Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 70.56% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2016.

Pursuant to Section 852 of the Internal Revenue Code, $40,146,003 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2016.

Pursuant to Section 854 of the Internal Revenue Code, $12,047,328 of income dividends paid during the fiscal year ended September 30, 2016 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2016, $2,310,318 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended September 30, 2016, $9,335,517 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended September 30, 2016, 13.12% of the ordinary income distributed was derived from interest on U.S. government securities.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Index Asset Allocation Fund	47

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 138 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 2010; Chairman, since 2010	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2010	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2010; Audit Committee Chairman, since 2010	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2010	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

48	Wells Fargo Index Asset Allocation Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2010	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 2010	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2005	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2010	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Jeremy DePalma[1] (Born 1974)	Treasurer, since 2012	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.
C. David Messman (Born 1960)	Secretary, since 2010; Chief Legal Officer, since 2010	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016[3]	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.

[1]	Jeremy DePalma acts as Treasurer of 68 funds and Assistant Treasurer of 70 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

Other information (unaudited)	Wells Fargo Index Asset Allocation Fund	49

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Index Asset Allocation Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe.

50	Wells Fargo Index Asset Allocation Fund	Other information (unaudited)

The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than or in range of its benchmark, the Index Asset Allocation Composite Index, for all periods under review except the one- and ten-year periods.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo Index Asset Allocation Fund	51

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

52	Wells Fargo Index Asset Allocation Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

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© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

246389 11-16 A227/AR227 09-16

Annual Report

September 30, 2016

Wells Fargo International Bond Fund

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The views expressed and any forward-looking statements are as of September 30, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo International Bond Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

The U.S. Federal Reserve (Fed) continued an easy monetary policy although it raised the federal funds target rate in December 2015 because it believed the U.S. economy was strong enough to begin normalizing monetary policy.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo International Bond Fund for the 11-month period that ended September 30, 2016. We are reporting on an 11-month basis at this time because the fiscal year end of the Fund changed from October 31 to September 30, effective September 30, 2016. During this period, which began November 1, 2015, fixed-income markets benefited from a combination of accommodative monetary policy, continued (if low) U.S. economic growth, and a moderate high-yield default rate outside of commodity-related sectors.

Major central banks continued to provide stimulus, helping support global economies and keep interest rates low.

The U.S. Federal Reserve (Fed) continued an easy monetary policy although it raised the federal funds target rate in December 2015 because it believed the U.S. economy was strong enough to begin normalizing monetary policy. During the subsequent nine months of 2016, the Fed kept the federal funds rate steady. Outside the U.S., the eurozone fell into deflation in February; in response, the European Central Bank (ECB) announced an expansion of its stimulus program. The ECB cut all three of its short-term rates during the reporting period, increased its asset-purchase program from 60 billion euros per month to 80 billion, expanded the list of eligible securities to include investment-grade nonbank debt, and created a fund-to-lend program where banks could be paid to lend money. Likewise, after the United Kingdom voted to leave the European Union in June 2016, the Bank of England announced that it would buy corporate bonds with the goal of lowering borrowing costs and encouraging businesses to invest. In Japan, the Bank of Japan maintained an aggressive monetary program aimed at combating deflation.

The U.S. economy proved resilient; non-U.S. economies generally were weaker.

The divergence between U.S. and non-U.S. economic growth continued, with persistent weakness in European and Japanese inflation, risks of a hard landing in China, and the recalibration of energy and commodity prices weighing on the markets. In the U.S., economic growth advanced and inflation trended higher but remained tame. Meanwhile, oil prices fell dramatically (reaching a secular low of $26 per barrel in February) before increasing to $48 per barrel by the end of the reporting period. In addition, the U.K. vote on June 23, 2016, to exit the European Union exacerbated uncertainty about its economic growth, financial markets, and political responses to a number of policy issues.

As a result of the favorable macroeconomic backdrop, fixed-income markets rallied across the board.

Even though the Fed raised its key rate during the period, it was a modest increase, and further rate hikes were not immediately forthcoming. As a result, market yields declined and bond prices rose. Within the reporting period, episodes of greater volatility aided perceived safe-haven investments, such as U.S. Treasuries. As volatility waned, riskier assets tended to outperform. After several years of appreciating, U.S. dollar currency movements traded within a relatively stable range.

Low global yields incented investors to take on additional risk by purchasing high-yield bonds. It helped that the solid U.S. economy kept the high-yield default rate low for non-commodity-related companies. Although Moody’s Investors Service, Inc., projected in July 2016 that the U.S. high-yield default rate could reach 6.4% by

Letter to shareholders (unaudited)	Wells Fargo International Bond Fund	3

the end of 2016, much of that number came from metals and mining firms (10.2% projected default rate) and oil and gas companies (8.6% projected default rate).

Since the end of the financial crisis, structural changes in the fixed-income markets have reduced trading liquidity (the degree to which assets can be bought or sold without affecting the price). New regulations and capital requirements have caused traditional liquidity suppliers (banks and broker/dealers) to be more risk-averse and hold less inventory. Meanwhile, corporate debt issuance has spiked as companies finance themselves at record-low yields, bond mutual funds hold larger amounts of this new debt supply, trading volumes are lower, and large-size trades are more difficult to execute. However, fixed-income markets appeared to function well over the past year with sufficient liquidity.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo International Bond Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

First International Advisors, LLC

Portfolio managers

Michael Lee

Tony Norris

Alex Perrin

Christopher Wightman

Peter Wilson

Average annual total returns (%) as of September 30, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (ESIYX)	9-30-2003	5.81	(0.40)	3.86	10.79	0.52	4.34	1.06	1.03
Class B (ESIUX)*	9-30-2003	5.03	(0.60)	3.79	10.03	(0.23)	3.79	1.81	1.78
Class C (ESIVX)	9-30-2003	8.91	(0.24)	3.56	9.91	(0.24)	3.56	1.81	1.78
Class R6 (ESIRX)	11-30-2012	–	–	–	11.23	0.90	4.68	0.68	0.65
Administrator Class (ESIDX)	7-30-2010	–	–	–	10.98	0.70	4.51	1.00	0.85
Institutional Class (ESICX)	12-15-1993	–	–	–	11.14	0.85	4.65	0.73	0.70
Bloomberg Barclays Global Aggregate ex-USD Index (unhedged)[4]	–	–	–	–	11.67	0.70	3.82	–	–
BofA Merrill Lynch Global Broad Market ex U.S. Index[5]	–	–	–	–	11.91	0.78	3.89	–	–
*	At the close of business on December 5, 2016, existing Class B shareholders were converted to Class A shareholders. Effective December 6, 2016, Class B shares are no longer offered by the Fund.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.50%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the fund and its share price can be sudden and unpredictable. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Securities issued by U.S. government agencies or government-sponsored entities may not be guaranteed by the U.S. Treasury. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to high-yield securities risk and geographic risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo International Bond Fund	5

Growth of $10,000 investment as of September 30, 2016[6]

[1]	Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Administrator Class shares prior to their inception reflects the performance of Institutional Class shares and has been adjusted to reflect the higher expenses applicable to Administrator Class shares. Historical performance shown for all classes of the Fund prior to July 12, 2010, is based on the performance of the Fund’s predecessor, Evergreen International Bond Fund.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through February 28, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[4]	Effective March 1, 2016, the Fund changed its benchmark from the BofA Merrill Lynch Global Broad Market ex U.S. Index to Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) (formerly known as Barclays Global Aggregate ex-USD Index (unhedged)). The new index creates consistency among our taxable intermediate funds that now all have a Bloomberg Barclays benchmark. The Bloomberg Barclays Global Aggregate ex-USD Index (unhedged) is an unmanaged index that provides a broad-based measure of the global investment grade fixed income markets excluding the U.S. dollar denominated debt market. You cannot invest directly in an index.

[5]	The BofA Merrill Lynch Global Broad Market ex U.S. Index tracks the performance of investment-grade debt publicly issued in the major domestic and euro bond markets, including sovereign, quasi-government, corporate, securitized, and collateralized securities, and excludes all securities denominated in U.S. dollars. You cannot invest directly in an index.

[6]	The chart compares the performance of Class A shares for the most recent ten years with the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged), and the BofA Merrill Lynch Global Broad Market ex U.S. Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.50%.

[7]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo International Bond Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

∎	The Fund underperformed its benchmark, the Bloomberg Barclays Global Aggregate ex-USD Index (unhedged), for the 11-month period that ended September 30, 2016.

∎	Country allocation was the largest contributor to relative performance, with the largest contributions coming from overweights to the Australian, Brazilian, and U.K. bond markets, as well as from an underweight to the Japanese bond market. Duration management was a drag on performance because the Fund was underweight the very long end of the yield curve.

∎	Currency was an overall contributor, with the largest contribution coming from an underweight to the British pound. An overweight to the Brazilian real significantly aided relative performance. However, the Mexican peso, South African rand, and Polish zloty were a drag on performance.

The 11-month period was marked by low interest rates around the globe.

Yields fell in most markets over the 11-month period. Earlier in the reporting period, there was an expectation that yields might rise, but the U.K.’s June 2016 vote to exit the European Union (Brexit) caused significant short-term volatility and increased demand for fixed income. Consequently, the fact that the Fund maintained a duration that was similiar to that of the benchmark was a slight drag on performance. That overall short duration profile is largely coming from an underweight positioning to the low-yielding developed markets of Japan and Germany.

The Fund maintained overweight positions to emerging market currencies such as the Mexican peso, the Brazilian real, and the South African rand throughout most of the 11-month reporting period. But after a sizeable recovery in emerging market currencies in 2016, particularly the real and the rand, we hedged these exposures toward the end of the period to mitigate the potential effects of medium-term fluctuations as we enter a traditionally volatile period and the U.S. election.

Ten largest holdings (%) as of September 30, 2016[7]
New Zealand, 4.50%, 4-15-2027	4.54
United Kingdom Gilt, 2.00%, 9-7-2025	4.47
Poland, 2.50%, 7-25-2026	4.40
Bonos y Obligaciones del Estado, 1.30%, 10-31-2026	3.84
Malaysia, 3.96%, 9-15-2025	3.48
Thailand, 3.85%, 12-12-2025	2.98
Singapore, 3.00%, 9-1-2024	2.74
U.S. Treasury Note, 2.13%, 12-31-2022	2.71
Norway, 0.00%, 12-21-2016	2.68
Hungary, 5.50%, 6-24-2025	2.44

The Fund’s shorter relative duration which was predominantly due to an underweight to developed market bonds with maturities of more than 10 years restrained performance. These bonds rallied most following the U.K.’s Brexit referendum. While the Fund did have some longer dated bonds in the smaller preferred markets, they rallied less during the same timeframe. While overall currency was a positive contributor, notably overweights to the Brazilian real and Norwegian krona, and underweights to British pounds and Japanese yen, some of this was offset by overweights to the Australian dollar, Mexican peso, and Polish zloty. Also, euro positioning restrained performance. As a result, overall, the Fund trailed the performance of the index for the period.

We continue to expect the higher real yields and lower debt levels offered by the bond markets of smaller economies to lead to outperformance of these markets versus the core developed markets. Central banks outside of major developed economies have room to ease monetary policy further in response to lower growth and inflation; indeed, in the second quarter of 2016, we saw interest-rate cuts in Indonesia, South Korea, Hungary, Russia, and Australia. Growth levels narrowed between the U.S. and Europe over the course of 2015 and into 2016, and we expected this to translate into the outperformance of the U.S. bond market relative to other developed-market economies. As a result, we maintained an off-benchmark position in the U.S. bond market.

After the Brexit vote and the U.K. rate cut in early August 2016, we took advantage of the rally in U.K. bonds to reduce the Fund’s positioning in that market from overweight to neutral. As of the end of September, the Fund’s positioning in local bond markets was as follows: underweight the bond markets of Japan, Germany, France, Canada, Italy, and Belgium, and overweight the bond markets of the U.S., Australia, New Zealand, Brazil, South Korea, Mexico, Poland, Romania, Singapore, and South Africa, with neutral exposure to the U.K.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo International Bond Fund	7

Portfolio allocation as of September 30, 2016[8]

Against a backdrop of sluggish developed-market growth, we favored smaller economies.

As of the end of the reporting period, data for global growth remained low and continued to trend lower. Consensus forecasts for global economic growth were in the range of 3.0%, the lowest level since 2009. But the global numbers were skewed by relatively strong growth in large emerging economies like India and China. The developed economies faced an increasingly desperate plight as on-going record monetary stimulus failed to ignite growth. At the same time sovereign, consumer, and corporate debt levels remained high and continue to expand.

The trends of deteriorating debt dynamics and low nominal economic growth both feed on each other to create a spiral that all major developed economies are struggling to contend with. Developed market central banks have largely refrained from excessive monetary tightening for fear of damaging what little growth there is. The European Central Bank’s interest-rate hike in April 2011 was reversed eight months later. After raising its key rate in December 2015, the Federal Reserve has remained on hold, with expectations of further interest-rate increases continually pushed back.

In our view, this macroeconomic backdrop is unlikely to change in the near term. Low inflation, low growth, and extraordinary central bank policies will most likely drag on and may even be accompanied by occasional panics and episodes of risk aversion. Many years of low, and in some places negative, interest rates have encouraged risk taking in a desperate search for yield that has stretched valuations in many asset classes. We continue to see much better long-term value in many of the smaller markets, maintaining a broad diversification of overweights to those countries.

Please see footnotes on page 5.

8	Wells Fargo International Bond Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2016 to September 30, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2016	Ending account value 9-30-2016	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,053.80	$5.29	1.03%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.85	$5.20	1.03%
Class B
Actual	$1,000.00	$1,050.40	$9.12	1.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.10	$8.97	1.78%
Class C
Actual	$1,000.00	$1,049.90	$9.12	1.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.10	$8.97	1.78%
Class R6
Actual	$1,000.00	$1,056.30	$3.34	0.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.75	$3.29	0.65%
Administrator Class
Actual	$1,000.00	$1,054.70	$4.37	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29	0.85%
Institutional Class
Actual	$1,000.00	$1,056.40	$3.60	0.70%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.50	$3.54	0.70%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2016	Wells Fargo International Bond Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Corporate Bonds and Notes: 5.00%

United States: 5.00%
AbbVie Incorporated (Health Care, Biotechnology)	3.20%	5-14-2026	$900,000	$911,689
Amazon.com Incorporated (Consumer Discretionary, Internet & Direct Marketing Retail)	3.80	12-5-2024	2,300,000	2,550,737
Anheuser-Busch InBev Finance Incorporated (Consumer Staples, Beverages)	3.65	2-1-2026	2,200,000	2,355,943
Apple Incorporated (Information Technology, Technology Hardware, Storage & Peripherals)	2.45	8-4-2026	2,000,000	2,006,612
Arrow Electronics Incorporated (Information Technology, Electronic Equipment, Instruments & Components)	3.50	4-1-2022	4,775,000	4,904,560
AT&T Incorporated (Telecommunication Services, Diversified Telecommunication Services)	3.60	2-17-2023	2,625,000	2,767,824
Ford Motor Credit Company LLC (Consumer Discretionary, Automobiles)	2.46	3-27-2020	2,600,000	2,624,398
Gilead Sciences Incorporated (Health Care, Biotechnology)	2.95	3-1-2027	2,000,000	2,022,410
Goldman Sachs Group Incorporated (Financials, Capital Markets)	3.75	2-25-2026	3,000,000	3,151,980
JPMorgan Chase & Company (Financials, Banks)	3.30	4-1-2026	2,575,000	2,659,548
Kraft Heinz Foods Company (Consumer Staples, Food Products)	3.00	6-1-2026	2,000,000	2,017,234
Lam Research Corporation (Information Technology, Semiconductors & Semiconductor Equipment)	3.90	6-15-2026	1,900,000	1,979,574
Microsoft Corporation (Information Technology, Software)	2.40	8-8-2026	2,000,000	2,001,286
Oracle Corporation (Information Technology, Software)	2.65	7-15-2026	1,900,000	1,898,370

Total Corporate Bonds and Notes (Cost $33,050,516)				33,852,165

Foreign Corporate Bonds and Notes @: 14.12%

Australia: 0.54%
General Electric Capital Corporation (Financials, Diversified Financial Services, AUD)	6.00	3-15-2019	1,367,000	1,135,839
Transurban Finance Company Limited (Financials, Diversified Financial Services, EUR)	1.88	9-16-2024	2,090,000	2,535,887

				3,671,726

Austria: 0.17%
Sappi Papier Holding GmbH (Materials, Paper & Forest Products, EUR) 144A	4.00	4-1-2023	1,000,000	1,153,680

Bermuda: 0.42%
Bacardi Limited (Consumer Staples, Beverages, EUR)	2.75	7-3-2023	2,204,000	2,818,395

Brazil: 0.55%
BRF SA (Consumer Staples, Food Products, BRL) 144A	7.75	5-22-2018	13,137,000	3,748,639

France: 0.51%
Bisoho SAS (Consumer Discretionary, Textiles, Apparel & Luxury Goods, EUR) 144A	5.88	5-1-2023	525,000	624,879
Casino Guichard Perrachon SA (Consumer Staples, Food & Staples Retailing, EUR)	3.25	3-7-2024	1,700,000	2,066,201
Europcar Groupe SA (Industrials, Road & Rail, EUR) 144A	5.75	6-15-2022	650,000	746,606

				3,437,686

Germany: 1.54%
HP Pelzer Holding GmbH (Consumer Discretionary, Auto Components, EUR)	7.50	7-15-2021	875,000	1,043,872
KfW (Financials, Banks, TRY)	5.00	1-16-2017	3,745,000	1,233,832
KfW (Financials, Banks, AUD)	5.00	3-19-2024	6,900,000	6,230,116
Landwirtschaftliche Rentenbank (Financials, Banks, ZAR)	8.25	5-23-2022	5,400,000	394,695
Rapid Holding GmbH (Energy, Energy Equipment & Services, EUR) 144A	6.63	11-15-2020	1,300,000	1,518,768

				10,421,283

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo International Bond Fund	Portfolio of investments—September 30, 2016

Security name	Interest rate	Maturity date	Principal	Value

Ireland: 0.68%
GE Capital UK Funding Company (Financials, Capital Markets, GBP)	5.13%	5-24-2023	1,000,000	$1,628,585
Ryanair Limited (Industrials, Airlines, EUR)	1.13	3-10-2023	2,580,000	2,971,793

				4,600,378

Luxembourg: 0.63%
Befesa Zinc Aser SA (Utilities, Water Utilities, EUR)	8.88	5-15-2018	1,925,000	2,203,534
European Investment Bank (Financials, Banks, ZAR)	9.00	3-31-2021	5,790,000	434,124
Gestamp Funding Luxembourg SA (Financials, Diversified Financial Services, EUR) 144A	3.50	5-15-2023	1,400,000	1,619,870

				4,257,528

Mexico: 0.10%
America Movil SAB de CV (Telecommunication Services, Wireless Telecommunication Services, MXN)	7.13	12-9-2024	7,250,000	372,488
Petroleos Mexicanos (Energy, Oil, Gas & Consumable Fuels, MXN) 144A	7.19	9-12-2024	6,532,000	311,132

				683,620

Netherlands: 0.34%
Ziggo Secured Finance BV (Consumer Discretionary, Media, EUR) 144A	4.25	1-15-2027	2,100,000	2,327,817

Norway: 0.88%
Kommunalbanken AS (Financials, Banks, AUD)	5.25	7-15-2024	6,500,000	5,918,285

Philippines: 0.90%
Asian Development Bank (Financials, Banks, AUD)	3.75	3-12-2025	7,231,000	6,094,283

Spain: 0.50%
Ence Energia Y Celulosa (Materials, Paper & Forest Products, EUR)	5.38	11-1-2022	1,200,000	1,396,321
Grupo Antolin Irausa SA (Consumer Discretionary, Auto Components, EUR) 144A	5.13	6-30-2022	500,000	598,184
PortAventura Entertainment Barcelona BV (Consumer Discretionary, Hotels, Restaurants & Leisure, EUR)	7.25	12-1-2020	1,150,000	1,340,181

				3,334,686

United Kingdom: 3.83%
AA Bond Company Limited (Financials, Diversified Financial Services, GBP)	5.50	7-31-2043	1,000,000	1,279,948
British Telecommunications plc (Telecommunication Services, Diversified Telecommunication Services, EUR)	1.13	3-10-2023	1,600,000	1,879,484
Delphi Automotive plc (Consumer Discretionary, Auto Components, EUR)	1.50	3-10-2025	3,100,000	3,605,485
FirstGroup plc (Industrials, Road & Rail, GBP)	5.25	11-29-2022	1,300,000	1,993,594
Heathrow Funding Limited (Industrials, Transportation Infrastructure, EUR)	1.88	5-23-2024	561,000	685,215
Heathrow Funding Limited (Industrials, Transportation Infrastructure, GBP)	7.13	2-14-2024	1,900,000	3,308,842
Jaguar Land Rover plc (Consumer Discretionary, Automobiles, GBP)	5.00	2-15-2022	1,000,000	1,422,524
Lincoln Finance Limited (Financials, Diversified Financial Services, EUR) 144A	6.88	4-15-2021	500,000	603,800
Merlin Entertainments plc (Consumer Discretionary, Hotels, Restaurants & Leisure, EUR)	2.75	3-15-2022	1,100,000	1,263,487
New Look Secured Issuer plc (Consumer Discretionary, Textiles, Apparel & Luxury Goods, GBP) 144A	6.50	7-1-2022	1,600,000	1,911,126
Tesco plc (Consumer Staples, Food & Staples Retailing, GBP)	6.13	2-24-2022	1,400,000	2,076,905
Twinkle Pizza plc (Consumer Discretionary, Hotels, Restaurants & Leisure, GBP)	6.63	8-1-2021	700,000	883,487
Virgin Media Receivable (Consumer Discretionary, Media, GBP) 144A%%	5.50	9-15-2024	1,700,000	2,200,700
Vodafone Group plc (Telecommunication Services, Wireless Telecommunication Services, EUR)	1.75	8-25-2023	1,250,000	1,514,458

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2016	Wells Fargo International Bond Fund	11

Security name	Interest rate	Maturity date	Principal	Value

United Kingdom (continued)
Wagamama Finance plc (Financials, Diversified Financial Services, GBP) 144A	7.88%	2-1-2020	450,000	$612,722
Worldpay Finance plc (Financials, Diversified Financial Services, EUR)	3.75	11-15-2022	550,000	661,091

				25,902,868

United States: 2.53%
Albemarle Corporation (Materials, Chemicals, EUR)	1.88	12-8-2021	2,410,000	2,865,593
Ball Corporation (Materials, Containers & Packaging, EUR)	4.38	12-15-2023	650,000	814,147
Cemex Finance LLC (Financials, Diversified Financial Services, EUR) 144A	4.63	6-15-2024	1,350,000	1,552,084
Fedex Corporation (Industrials, Air Freight & Logistics, EUR)	1.63	1-11-2027	1,450,000	1,713,178
Morgan Stanley (Financials, Capital Markets, EUR)	1.75	1-30-2025	2,000,000	2,378,895
Priceline Group Incorporated (Consumer Discretionary, Internet & Direct Marketing Retail, EUR)	2.38	9-23-2024	2,159,000	2,635,996
Thermo Fisher Scientific Incorporated (Health Care, Life Sciences Tools & Services, EUR)	0.75	9-12-2024	1,625,000	1,831,184
Verizon Communications Incorporated (Telecommunication Services, Diversified Telecommunication Services, EUR)	3.25	2-17-2026	1,164,000	1,600,502
VF Corporation (Consumer Discretionary, Textiles, Apparel & Luxury Goods, EUR)	0.63	9-20-2023	1,525,000	1,737,489

				17,129,068

Total Foreign Corporate Bonds and Notes (Cost $102,058,811)				95,499,942

Foreign Government Bonds @: 66.57%
Australian Government Bond Series 138 (AUD)	3.25	4-21-2029	17,050,000	14,676,204
Australian Government Bond Series 148 (AUD)	2.75	11-21-2027	19,400,000	15,933,903
Bonos y Obligaciones del Estado 144A (EUR)	1.30	10-31-2026	22,395,000	26,001,617
Brazil (BRL)	10.00	1-1-2019	21,955,000	6,560,019
Brazil (BRL)	10.00	1-1-2025	46,040,000	13,091,594
Canada 144A (CAD)	2.90	6-15-2024	11,000,000	9,347,757
Colombia (COP)	7.00	5-4-2022	11,100,000,000	3,914,171
Hungary (HUF)	3.00	10-27-2027	450,000,000	1,667,901
Hungary (HUF)	5.50	6-24-2025	3,730,000,000	16,507,754
Indonesia (IDR)	8.38	3-15-2024	13,750,000,000	1,139,424
Indonesia (IDR)	8.38	9-15-2026	45,000,000,000	3,746,258
Korea (KRW)	3.00	9-10-2024	10,100,000,000	10,280,046
Korea (KRW)	3.13	3-10-2019	6,400,000,000	6,064,999
Malaysia (MYR)	3.66	10-15-2020	7,650,000	1,879,421
Malaysia (MYR)	3.90	11-30-2026	14,250,000	3,541,808
Malaysia (MYR)	3.96	9-15-2025	95,575,000	23,575,675
Malaysia (MYR)	4.50	4-15-2030	8,950,000	2,277,423
Mexico (MXN)	5.75	3-5-2026	301,000,000	15,221,917
Mexico (MXN)	6.50	6-10-2021	225,000,000	11,955,162
Mexico (MXN)	10.00	12-5-2024	39,450,000	2,570,267
New Zealand (NZD)	4.50	4-15-2027	35,000,000	30,741,694
Norway 144A (NOK) ¤	0.00	12-21-2016	145,025,000	18,119,799
Norway 144A (NOK) ¤	0.00	3-15-2017	115,100,000	14,363,989
Poland (PLN)	1.50	4-25-2020	5,000,000	1,281,284
Poland (PLN)	2.50	7-25-2026	118,000,000	29,763,038
Poland (PLN)	3.25	7-25-2025	7,000,000	1,888,254
Province of British Columbia (AUD)	4.25	11-27-2024	7,590,000	6,507,486

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo International Bond Fund	Portfolio of investments—September 30, 2016

Security name	Interest rate	Maturity date	Principal	Value

Foreign Government Bonds @ (continued)
Province of Ontario (AUD)	6.25%	9-29-2020	9,400,000	$8,237,266
Queensland Treasury 144A (AUD)	3.25	7-21-2026	7,350,000	6,031,503
Queensland Treasury (AUD)	5.75	7-22-2024	9,000,000	8,612,996
Republic of Peru (PEN)	5.70	8-12-2024	5,000,000	1,515,464
Republic of Philippines (PHP)	3.90	11-26-2022	40,000,000	822,765
Republic of South Africa (ZAR)	7.75	2-28-2023	209,156,000	14,792,195
Republic of South Africa (ZAR)	8.00	12-21-2018	104,675,000	7,671,920
Romania (RON)	5.75	4-29-2020	22,600,000	6,481,785
Singapore (SGD)	2.88	9-1-2030	11,900,000	9,610,404
Singapore (SGD)	3.00	9-1-2024	23,090,000	18,557,337
State of New South Wales Australia (AUD)	5.00	8-20-2024	9,000,000	8,367,144
Thailand (THB)	3.85	12-12-2025	611,025,000	20,194,914
Turkey (TRY)	9.00	3-8-2017	3,269,000	1,092,749
Turkey (TRY)	9.40	7-8-2020	1,500,000	506,626
United Kingdom Gilt (GBP)	1.50	7-22-2026	4,175,000	5,788,708
United Kingdom Gilt (GBP)	2.00	9-7-2025	20,900,000	30,226,218
United Kingdom Gilt (GBP)	4.25	6-7-2032	5,000,000	9,324,304

Total Foreign Government Bonds (Cost $443,773,011)				450,453,162

U.S. Treasury Securities: 9.23%
U.S. Treasury Bond	3.00	11-15-2045	$9,500,000	10,873,786
U.S. Treasury Note	1.38	10-31-2020	6,900,000	6,980,323
U.S. Treasury Note	1.50	8-15-2026	14,300,000	14,170,971
U.S. Treasury Note	1.63	5-15-2026	5,000,000	5,009,765
U.S. Treasury Note	2.13	12-31-2022	17,500,000	18,313,470
U.S. Treasury Note	2.25	11-15-2025	6,750,000	7,129,688

Total U.S. Treasury Securities (Cost $60,395,878)				62,478,003

Yankee Corporate Bonds and Notes: 2.36%

Cayman Islands: 0.18%
UPCB Finance IV Limited (Financials, Diversified Financial Services) 144A	5.38	1-15-2025	1,200,000	1,205,580

Ireland: 0.22%
Ardagh Packaging Finance plc (Financials, Diversified Financial Services) 144A	4.63	5-15-2023	1,500,000	1,509,375

Netherlands: 1.18%
Fiat Chrysler Automobiles NV (Consumer Discretionary, Automobiles)	5.25	4-15-2023	1,650,000	1,697,438
Mubadala Development Company (Energy, Oil, Gas & Consumable Fuels)	5.50	4-20-2021	1,700,000	1,949,070
Myriad International Holdings BV (Consumer Discretionary, Media)	6.00	7-18-2020	1,950,000	2,145,390
Siemens Financieringsmat Company (Financials, Diversified Financial Services) 144A	2.35	10-15-2026	2,200,000	2,174,227

				7,966,125

Switzerland: 0.36%
Credit Suisse Group Funding Limited (Financials, Diversified Financial Services)	3.80	9-15-2022	2,400,000	2,452,010

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2016	Wells Fargo International Bond Fund	13

Security name	Interest rate	Maturity date	Principal	Value

United Kingdom: 0.42%
International Game Technology plc (Consumer Discretionary, Hotels, Restaurants & Leisure) 144A	6.25%	2-15-2022	$1,500,000	$1,596,570
Jaguar Land Rover Automobiles plc (Consumer Discretionary, Automobiles) 144A	3.50	3-15-2020	1,200,000	1,227,000

				2,823,570

Total Yankee Corporate Bonds and Notes (Cost $15,325,702)				15,956,660

	Yield		Shares
Short-Term Investments: 0.91%

Investment Companies: 0.91%
Wells Fargo Government Money Market Fund Select Class (l)(u)##	0.34		6,152,065	6,152,065

Total Short-Term Investments (Cost $6,152,065)				6,152,065

Total investments in securities (Cost $660,755,983) *	98.19%	664,391,997
Other assets and liabilities, net	1.81	12,231,659

Total net assets	100.00%	$676,623,656

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

%%	The security is issued on a when-issued basis.

¤	The security is issued in zero coupon form with no periodic interest payments.

@	Foreign bond principal is denominated in the local currency of the issuer.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

##	All or a portion of this security is segregated for when-issued securities.
*	Cost for federal income tax purposes is $663,844,935 and unrealized gains (losses) consists of:

Gross unrealized gains	$4,158,317
Gross unrealized losses	(3,611,255)

Net unrealized gains	$547,062

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo International Bond Fund	Statement of assets and liabilities—September 30, 2016

Assets
Investments
In unaffiliated securities, at value (cost $654,603,918)	$658,239,932
In affiliated securities, at value (cost $6,152,065)	6,152,065

Total investments, at value (cost $660,755,983)	664,391,997
Cash	11,612
Foreign currency, at value (cost $3,556,575)	3,587,269
Receivable for investments sold	7,016,268
Receivable for Fund shares sold	1,131,749
Receivable for interest	5,749,108
Receivable for securities lending income	10,111
Unrealized gains on forward foreign currency contracts	2,728,369
Prepaid expenses and other assets	67,565

Total assets	684,694,048

Liabilities
Payable for investments purchased	2,203,454
Payable for Fund shares redeemed	657,152
Unrealized losses on forward foreign currency contracts	4,482,614
Management fee payable	327,342
Distribution fees payable	3,765
Administration fees payable	51,978
Accrued expenses and other liabilities	344,087

Total liabilities	8,070,392

Total net assets	$676,623,656

NET ASSETS CONSIST OF
Paid-in capital	$667,228,893
Accumulated net investment loss	(383,143)
Accumulated net realized gains on investments	7,868,238
Net unrealized gains on investments	1,909,668

Total net assets	$676,623,656

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE[1]
Net assets – Class A	$54,398,701
Shares outstanding – Class A1	5,050,559
Net asset value per share – Class A	$10.77
Maximum offering price per share – Class A2	$11.28
Net assets – Class B	$170,820
Shares outstanding – Class B1	16,076
Net asset value per share – Class B	$10.63
Net assets – Class C	$5,519,955
Shares outstanding – Class C1	524,530
Net asset value per share – Class C	$10.52
Net assets – Class R6	$12,501,483
Shares outstanding – Class R6[1]	1,149,313
Net asset value per share – Class R6	$10.88
Net assets – Administrator Class	$50,825,033
Shares outstanding – Administrator Class[1]	4,707,205
Net asset value per share – Administrator Class	$10.80
Net assets – Institutional Class	$553,207,664
Shares outstanding – Institutional Class[1]	50,957,360
Net asset value per share – Institutional Class	$10.86

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/95.50 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statements of operations	Wells Fargo International Bond Fund	15

	Year ended September 30, 2016[1]	Year ended October 31, 2015

Investment income
Interest (net of foreign interest withholding taxes of $148,465 and $289,910, respectively)	$28,417,868	$49,115,686
Securities lending income, net	18,999	65,132
Income from affiliated securities	56,308	19,471

Total investment income	28,493,175	49,200,289

Expenses
Management fee	4,589,689	6,962,399
Administration fees
Class A	80,351	154,374
Class B	392	936
Class C	8,673	14,271
Class R6	3,789	3,030
Administrator Class	171,448	307,448
Institutional Class	430,725	619,487
Shareholder servicing fees
Class A	125,548	241,210
Class B	613	1,407
Class C	13,551	22,298
Administrator Class	426,800	765,262
Distribution fees
Class B	1,839	4,388
Class C	40,652	66,894
Custody and accounting fees	298,856	441,778
Professional fees	61,589	55,312
Registration fees	103,722	89,654
Shareholder report expenses	113,755	144,643
Trustees’ fees and expenses	24,665	12,770
Other fees and expenses	17,998	30,395

Total expenses	6,514,655	9,937,956
Less: Fee waivers and/or expense reimbursements	(588,314)	(675,670)

Net expenses	5,926,341	9,262,286

Net investment income	22,566,834	39,938,003

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(70,901,922)	(119,914,620)
Forward foreign currency contract transactions	30,693,097	16,037,918

Net realized losses on investments	(40,208,825)	(103,876,702)

Net change in unrealized gains (losses) on:
Unaffiliated securities	97,938,697	(58,530,596)
Forward foreign currency contract transactions	5,346,217	1,726,564

Net change in unrealized gains (losses) on investments	103,284,914	(56,804,032)

Net realized and unrealized gains (losses) on investments	63,076,089	(160,680,734)

Net increase (decrease) in net assets resulting from operations	$85,642,923	$(120,742,731)

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo International Bond Fund	Statements of changes in net assets

	Year ended September 30, 2016[1]		Year ended October 31, 2015		Year ended October 31, 2014

Operations
Net investment income		$22,566,834		$39,938,003		$51,017,278
Net realized losses on investments		(40,208,825)		(103,876,702)		(19,851,675)
Net change in unrealized gains (losses) on investments		103,284,914		(56,804,032)		(23,841,553)

Net increase (decrease) in net assets resulting from operations		85,642,923		(120,742,731)		7,324,050

Distributions to shareholders from
Net investment income
Class A		0		(423,572)		(1,131,543)
Class B		0		0		(3,281)
Class C		0		0		(58,435)
Class R6		0		(48,140)		(51,175)
Administrator Class		0		(1,661,619)		(4,290,193)
Institutional Class		0		(4,268,266)		(13,007,391)
Net realized gains
Class A		(400,990)		(287,937)		(3,719,413)
Class B		(2,261)		(2,272)		(57,769)
Class C		(38,344)		(31,156)		(526,829)
Class R6		(83,111)		(18,411)		(83,684)
Administrator Class		(1,513,668)		(1,004,296)		(11,543,115)
Institutional Class		(3,929,124)		(2,298,056)		(36,033,594)

Total distributions to shareholders		(5,967,498)		(10,043,725)		(70,506,422)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	1,868,356	19,443,142	4,376,785	44,490,295	2,749,646	30,368,557
Class B	0	0	2	19	891	9,492
Class C	23,455	236,461	29,172	297,439	72,519	795,278
Class R6	895,392	8,893,640	1,089,162	11,067,245	408,110	4,564,894
Administrator Class	4,435,890	44,153,170	7,459,622	76,084,803	10,060,042	111,082,502
Institutional Class	16,131,984	163,749,468	21,605,888	222,681,252	17,799,377	196,135,780

		236,475,881		354,621,053		342,956,503

Reinvestment of distributions
Class A	41,796	395,809	66,631	705,372	437,747	4,731,956
Class B	202	1,896	185	1,968	5,011	53,798
Class C	3,463	32,237	2,403	25,233	43,996	468,648
Class R6	8,721	83,111	6,273	66,551	12,385	134,859
Administrator Class	158,255	1,500,258	250,106	2,645,484	1,432,764	15,504,058
Institutional Class	345,507	3,289,229	440,841	4,675,573	3,278,437	35,575,623

		5,302,540		8,120,181		56,468,942

Payment for shares redeemed
Class A	(5,046,620)	(49,633,874)	(5,719,183)	(57,542,516)	(3,778,957)	(41,860,001)
Class B	(25,770)	(256,696)	(41,312)	(422,819)	(100,427)	(1,099,942)
Class C	(222,003)	(2,168,648)	(395,376)	(3,980,181)	(471,593)	(5,113,839)
Class R6	(1,096,795)	(11,289,059)	(279,791)	(2,789,621)	(108,372)	(1,209,097)
Administrator Class	(27,263,086)	(278,792,881)	(13,481,584)	(136,684,425)	(7,924,711)	(87,207,416)
Institutional Class	(36,026,612)	(359,679,067)	(28,068,413)	(285,845,548)	(42,834,796)	(471,768,358)

		(701,820,225)		(487,265,110)		(608,258,653)

Net decrease in net assets resulting from capital share transactions		(460,041,804)		(124,523,876)		(208,833,208)

Total decrease in net assets		(380,366,379)		(255,310,332)		(272,015,580)

Net assets
Beginning of period		1,056,990,035		1,312,300,367		1,584,315,947

End of period		$676,623,656		$1,056,990,035		$1,312,300,367

Undistributed (overdistributed) (accumulated) net investment income (loss)		$(383,143)		$(48,221,909)		$2,633,136

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Bond Fund	17

(For a share outstanding throughout each period)

	Year ended September 30, 2016[1]	Year ended October 31
CLASS A		2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.74	$10.84	$11.32	$11.83	$11.85	$12.23
Net investment income	0.24 [2]	0.31 [2]	0.37 [2]	0.36 [2]	0.33 [2]	0.39 [2]
Net realized and unrealized gains (losses) on investments	0.85	(1.33)	(0.34)	(0.73)	0.08	(0.18)

Total from investment operations	1.09	(1.02)	0.03	(0.37)	0.41	0.21
Distributions to shareholders from
Net investment income	0.00	(0.05)	(0.12)	(0.02)	(0.29)	(0.51)
Net realized gains	(0.06)	(0.03)	(0.39)	(0.12)	(0.14)	(0.08)

Total distributions to shareholders	(0.06)	(0.08)	(0.51)	(0.14)	(0.43)	(0.59)
Net asset value, end of period	$10.77	$9.74	$10.84	$11.32	$11.83	$11.85
Total return[3]	11.24%	(9.50)%	0.26%	(3.18)%	3.66%	1.93%
Ratios to average net assets (annualized)
Gross expenses	1.08%	1.06%	1.05%	1.05%	1.04%	1.02%
Net expenses	1.03%	1.03%	1.03%	1.03%	1.03%	1.02%
Net investment income	2.64%	3.07%	3.29%	2.93%	2.88%	3.26%
Supplemental data
Portfolio turnover rate	96%	136%	103%	129%	79%	88%
Net assets, end of period (000s omitted)	$54,399	$79,727	$102,624	$113,846	$139,600	$286,577

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo International Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30, 2016[1]	Year ended October 31
CLASS B		2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.67	$10.81	$11.27	$11.85	$11.88	$12.25
Net investment income	0.17 [2]	0.24 [2]	0.29 [2]	0.27 [2]	0.24 [2]	0.31 [2]
Net realized and unrealized gains (losses) on investments	0.85	(1.35)	(0.34)	(0.73)	0.09	(0.19)

Total from investment operations	1.02	(1.11)	(0.05)	(0.46)	0.33	0.12
Distributions to shareholders from
Net investment income	0.00	0.00	(0.02)	0.00	(0.22)	(0.41)
Net realized gains	(0.06)	(0.03)	(0.39)	(0.12)	(0.14)	(0.08)

Total distributions to shareholders	(0.06)	(0.03)	(0.41)	(0.12)	(0.36)	(0.49)
Net asset value, end of period	$10.63	$9.67	$10.81	$11.27	$11.85	$11.88
Total return[3]	10.60%	(10.29)%	(0.44)%	(3.90)%	2.90%	1.15%
Ratios to average net assets (annualized)
Gross expenses	1.83%	1.80%	1.78%	1.80%	1.79%	1.77%
Net expenses	1.78%	1.77%	1.77%	1.78%	1.78%	1.77%
Net investment income	1.91%	2.33%	2.57%	2.13%	2.12%	2.53%
Supplemental data
Portfolio turnover rate	96%	136%	103%	129%	79%	88%
Net assets, end of period (000s omitted)	$171	$403	$895	$1,998	$4,008	$6,925

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Bond Fund	19

(For a share outstanding throughout each period)

	Year ended September 30, 2016[1]	Year ended October 31
CLASS C		2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.58	$10.70	$11.19	$11.76	$11.81	$12.20
Net investment income	0.17 [2]	0.23 [2]	0.28 [2]	0.26 [2]	0.24 [2]	0.31 [2]
Net realized and unrealized gains (losses) on investments	0.83	(1.32)	(0.34)	(0.71)	0.08	(0.19)

Total from investment operations	1.00	(1.09)	(0.06)	(0.45)	0.32	0.12
Distributions to shareholders from
Net investment income	0.00	0.00	(0.04)	(0.00)[3]	(0.23)	(0.43)
Net realized gains	(0.06)	(0.03)	(0.39)	(0.12)	(0.14)	(0.08)

Total distributions to shareholders	(0.06)	(0.03)	(0.43)	(0.12)	(0.37)	(0.51)
Net asset value, end of period	$10.52	$9.58	$10.70	$11.19	$11.76	$11.81
Total return[4]	10.49%	(10.21)%	(0.52)%	(3.84)%	2.86%	1.11%
Ratios to average net assets (annualized)
Gross expenses	1.83%	1.81%	1.80%	1.80%	1.79%	1.77%
Net expenses	1.78%	1.78%	1.78%	1.78%	1.78%	1.77%
Net investment income	1.86%	2.33%	2.54%	2.15%	2.12%	2.50%
Supplemental data
Portfolio turnover rate	96%	136%	103%	129%	79%	88%
Net assets, end of period (000s omitted)	$5,520	$6,895	$11,597	$16,097	$23,448	$27,861

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Amount is less than $0.005 per share.

[4]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo International Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30, 2016[1]	Year ended October 31
CLASS R6		2015	2014	2013[2]
Net asset value, beginning of period	$9.80	$10.88	$11.36	$11.80
Net investment income	0.28 [3]	0.35 [3]	0.42 [3]	0.39 [3]
Net realized and unrealized gains (losses) on investments	0.86	(1.34)	(0.35)	(0.69)

Total from investment operations	1.14	(0.99)	0.07	(0.30)
Distributions to shareholders from
Net investment income	0.00	(0.06)	(0.16)	(0.02)
Net realized gains	(0.06)	(0.03)	(0.39)	(0.12)

Total distributions to shareholders	(0.06)	(0.09)	(0.55)	(0.14)
Net asset value, end of period	$10.88	$9.80	$10.88	$11.36
Total return[4]	11.69%	(9.18)%	0.60%	(2.52)%
Ratios to average net assets (annualized)
Gross expenses	0.70%	0.68%	0.67%	0.68%
Net expenses	0.65%	0.65%	0.65%	0.65%
Net investment income	3.00%	3.46%	3.64%	3.70%
Supplemental data
Portfolio turnover rate	96%	136%	103%	129%
Net assets, end of period (000s omitted)	$12,501	$13,152	$5,729	$2,433

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	For the period from November 30, 2012 (commencement of class operations) to October 31, 2013

[3]	Calculated based upon average shares outstanding

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo International Bond Fund	21

(For a share outstanding throughout each period)

	Year ended September 30, 2016[1]	Year ended October 31
ADMINISTRATOR CLASS		2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.75	$10.84	$11.32	$11.81	$11.83	$12.23
Net investment income	0.26 [2]	0.33 [2]	0.39 [2]	0.36 [2]	0.35 [2]	0.38 [2]
Net realized and unrealized gains (losses) on investments	0.85	(1.34)	(0.34)	(0.71)	0.08	(0.16)

Total from investment operations	1.11	(1.01)	0.05	(0.35)	0.43	0.22
Distributions to shareholders from
Net investment income	0.00	(0.05)	(0.14)	(0.02)	(0.31)	(0.54)
Net realized gains	(0.06)	(0.03)	(0.39)	(0.12)	(0.14)	(0.08)

Total distributions to shareholders	(0.06)	(0.08)	(0.53)	(0.14)	(0.45)	(0.62)
Net asset value, end of period	$10.80	$9.75	$10.84	$11.32	$11.81	$11.83
Total return[3]	11.44%	(9.36)%	0.43%	(2.98)%	3.89%	2.03%
Ratios to average net assets (annualized)
Gross expenses	1.02%	0.99%	0.99%	0.99%	0.97%	0.95%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income	2.85%	3.26%	3.47%	3.15%	3.04%	3.21%
Supplemental data
Portfolio turnover rate	96%	136%	103%	129%	79%	88%
Net assets, end of period (000s omitted)	$50,825	$266,849	$359,383	$334,778	$294,330	$170,836

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo International Bond Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30, 2016[1]	Year ended October 31
INSTITUTIONAL CLASS		2015	2014	2013	2012	2011
Net asset value, beginning of period	$9.79	$10.87	$11.35	$11.82	$11.84	$12.23
Net investment income	0.27 [2]	0.35 [2]	0.41 [2]	0.37	0.36	0.44
Net realized and unrealized gains (losses) on investments	0.86	(1.34)	(0.35)	(0.70)	0.09	(0.20)

Total from investment operations	1.13	(0.99)	0.06	(0.33)	0.45	0.24
Distributions to shareholders from
Net investment income	0.00	(0.06)	(0.15)	(0.02)	(0.33)	(0.55)
Net realized gains	(0.06)	(0.03)	(0.39)	(0.12)	(0.14)	(0.08)

Total distributions to shareholders	(0.06)	(0.09)	(0.54)	(0.14)	(0.47)	(0.63)
Net asset value, end of period	$10.86	$9.79	$10.87	$11.35	$11.82	$11.84
Total return[3]	11.60%	(9.20)%	0.55%	(2.78)%	3.99%	2.19%
Ratios to average net assets (annualized)
Gross expenses	0.75%	0.73%	0.72%	0.72%	0.71%	0.69%
Net expenses	0.70%	0.70%	0.70%	0.70%	0.71%	0.69%
Net investment income	2.95%	3.41%	3.62%	3.26%	3.19%	3.60%
Supplemental data
Portfolio turnover rate	96%	136%	103%	129%	79%	88%
Net assets, end of period (000s omitted)	$553,208	$689,964	$832,072	$1,115,163	$1,270,164	$1,228,793

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo International Bond Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo International Bond Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

24	Wells Fargo International Bond Fund	Notes to financial statements

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Notes to financial statements	Wells Fargo International Bond Fund	25

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to foreign currency transactions and net operating losses. At September 30, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss	Accumulated net realized gains on investments
$(67,551,058)	$25,271,932	$42,279,126

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

26	Wells Fargo International Bond Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Corporate bonds and notes	$0	$33,852,165	$0	$33,852,165

Foreign corporate bonds and notes	0	95,499,942	0	95,499,942

Foreign government bonds	0	450,453,162	0	450,453,162

U.S Treasury securities	62,478,003	0	0	62,478,003

Yankee corporate bonds and notes	0	15,956,660	0	15,956,660

Short-term investments
Investment companies	6,152,065	0	0	6,152,065
	68,630,068	595,761,929	0	664,391,997

Forward foreign currency contracts	0	2,728,369	0	2,728,369
Total assets	$68,630,068	$598,490,298	$0	$667,120,366
Liabilities

Forward foreign currency contracts	$0	$4,482,614	$0	$4,482,614
Total liabilities	$0	$4,482,614	$0	$4,482,614

Forward foreign currency contracts are reported at their unrealized gains (losses) at measurement date, which represents the change in the contract’s value from trade date. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At September 30, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.60% and declining to 0.48% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement and was entitled to receive an annual fee which started at 0.55% and declined to 0.45% as the average daily net assets of the Fund increased. In addition, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For financial statement purposes, the advisory fee and fund-level administration fee for the year ended October 31, 2015 have been included in management fee on the Statement of Operations.

For the eleven months ended September 30, 2016 and the year ended October 31, 2015, the management fee was equivalent to an annual rate of 0.59% and 0.58%, respectively, of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. First International Advisors, LLC, an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo, is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account

Notes to financial statements	Wells Fargo International Bond Fund	27

servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.16%
Class R6	0.03
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.03% for Class A shares, 1.78% for Class B shares, 1.78% for Class C shares, 0.65% for Class R6 shares, 0.85% for Administrator Class shares, and 0.70% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the eleven months ended September 30, 2016, Funds Distributors received $980 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding short-term securities, were as follows:

	Purchases at cost		Sales proceeds
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
Year ended September 30, 2016*	$183,745,171	$603,904,518	$209,175,048	$970,646,812
Year ended October 31, 2015	187,277,756	1,401,900,814	102,829,321	1,568,037,531

*	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. DERIVATIVE TRANSACTIONS

During the eleven months ended September 30, 2016 and the year ended October 31, 2015, the Fund entered into forward foreign currency contracts for economic hedging purposes.

At September 30, 2016, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to buy:

Exchange date	Counterparty	Contracts to receive		U.S. value at September 30, 2016	In exchange for U.S. $	Unrealized gains (losses)
10-12-2016	State Street Bank	3,500,000,000	KRW	$3,177,774	$3,076,247	$101,527
10-17-2016	State Street Bank	45,650,000	SGD	33,478,603	33,892,743	(414,140)
10-28-2016	State Street Bank	28,600,000	CAD	21,803,809	21,689,482	114,327
11-14-2016	State Street Bank	22,360,000,000	JPY	220,869,663	221,318,866	(449,203)
12-16-2016	State Street Bank	117,500,000	EUR	132,435,274	132,428,140	7,134

28	Wells Fargo International Bond Fund	Notes to financial statements

Forward foreign currency contracts to sell:

Exchange date	Counterparty	Contracts to deliver		U.S. value at September 30, 2016	In exchange for U.S. $	Unrealized gains (losses)
11-14-2016	State Street Bank	74,500,000	MYR	$17,975,106	$17,995,169	$20,063
12-13-2016	State Street Bank	31,550,000	GBP	40,949,582	42,021,603	1,072,021
11-14-2016	State Street Bank	650,000,000	JPY	6,420,630	6,488,107	67,477
10-28-2016	State Street Bank	2,000,000	CAD	1,524,742	1,519,040	(5,702)
10-12-2016	State Street Bank	3,500,000,000	KRW	3,177,774	3,018,412	(159,362)
10-17-2016	State Street Bank	45,650,000	SGD	33,478,603	33,856,195	377,592
11-10-2016	State Street Bank	668,000,000	THB	19,268,264	19,094,716	(173,548)
12-8-2016	State Street Bank	51,850,000	BRL	15,649,972	15,447,639	(202,333)
12-8-2016	State Street Bank	11,735,000	BRL	3,541,995	3,496,201	(45,794)
12-6-2016	State Street Bank	233,000,000	ZAR	16,775,608	15,687,383	(1,088,225)
11-7-2016	State Street Bank	540,000,000	MXN	27,740,340	28,640,681	900,341
12-6-2016	State Street Bank	39,500,000	ZAR	2,843,934	2,659,449	(184,485)
12-14-2016	State Street Bank	42,650,000	NZD	30,969,958	31,022,331	52,373
12-19-2016	State Street Bank	96,400,000	AUD	73,654,460	71,894,638	(1,759,822)
11-14-2016	State Street Bank	575,000,000	JPY	5,679,788	5,695,302	15,514

The Fund had average contract amounts of $709,144,531 and $493,977,653 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the eleven months ended September 30, 2016.

The Fund had average contract amounts of $721,056,475 and $586,207,170 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2015.

The fair value, realized gains or losses and change in unrealized gains or losses, if any, on derivative instruments are reflected in the appropriate financial statements.

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral received	Net amount of assets
Forward foreign currency contracts	State Street Bank	$2,728,369*	$(2,728,369)	$0	$0

*	Amount represents net unrealized gains.

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities	Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Forward foreign currency contracts	State Street Bank	$4,482,614*	$(2,728,369)	$0	$1,754,245

*	Amount represents net unrealized losses.

Notes to financial statements	Wells Fargo International Bond Fund	29

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and an annual commitment fee equal to 0.20% of the unused balance was allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and an annual commitment fee equal to 0.10% of the unused balance was allocated to each participating fund.

For the eleven months ended September 30, 2016 and the year ended October 31, 2015, there were no borrowings by the Fund under the agreement.

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid were as follows:

	Eleven months ended September 30, 2016	Year ended October 31, 2015	Year ended October 31, 2014
Ordinary income	$0	$10,043,689	$21,238,755
Long-term capital gain	5,967,498	36	49,267,667

As of September 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains
$9,016,229	$392,734

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

30	Wells Fargo International Bond Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo International Bond Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2016, and the related statements of operations for the period then ended and year ended October 31, 2015, the statements of changes in net assets for the period ended September 30, 2016 and for each of the years in the two-year period ended October 31, 2015, and the financial highlights for the period ended September 30, 2016 and for each of the years or periods in the five-year period ended October 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo International Bond Fund as of September 30, 2016, the results of its operations for the period then ended and year ended October 31, 2015, the changes in its net assets for the period ended September 30, 2016 and each of the years in the two-year period ended October 31, 2015, and the financial highlights for the period ended September 30, 2016 and each of the years or periods in the five-year period ended October 31, 2015, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 23, 2016

Other information (unaudited)	Wells Fargo International Bond Fund	31

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $5,967,498 was designated as long-term capital gain distributions for the fiscal year ended September 30, 2016.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

32	Wells Fargo International Bond Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 138 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo International Bond Fund	33

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016[3]	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 70 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 68 funds and Assistant Treasurer of 70 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

34	Wells Fargo International Bond Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo International Bond Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with First International Advisors, LLC (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe.

Other information (unaudited)	Wells Fargo International Bond Fund	35

The Board noted that the performance of the Fund (Class A) was lower than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was lower than its benchmark, the Barclays Global Aggregate ex-USD Index (unhedged), for all periods under review except the ten-year period.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods noted above. The Board took note of the explanations for the relative underperformance in these periods, including with respect to market factors and investment decisions that affected the Fund’s performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such

36	Wells Fargo International Bond Fund	Other information (unaudited)

as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo International Bond Fund	37

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

246390 11-16 A235/AR235 09-16

Annual Report

September 30, 2016

Wells Fargo Strategic Income Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Strategic Income Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

The U.S. Federal Reserve (Fed) continued an easy monetary policy although it raised the federal funds target rate in December 2015 because it believed the U.S. economy was strong enough to begin normalizing monetary policy.

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Strategic Income Fund for the 11-month period that ended September 30, 2016. We are reporting on an 11-month basis at this time because the fiscal year end of the Fund changed from October 31 to September 30, effective September 30, 2016. During this period, which began November 1, 2015, fixed-income markets benefited from a combination of accommodative monetary policy, continued (if low) U.S. economic growth, and a moderate high-yield default rate outside of commodity-related sectors.

Major central banks continued to provide stimulus, helping support global economies and keep interest rates low.

The U.S. Federal Reserve (Fed) continued an easy monetary policy although it raised the federal funds target rate in December 2015 because it believed the U.S. economy was strong enough to begin normalizing monetary policy. During the subsequent nine months of 2016, the Fed kept the federal funds rate steady. Outside the U.S., the eurozone fell into deflation in February; in response, the European Central Bank (ECB) announced an expansion of its stimulus program. The ECB cut all three of its short-term rates during the reporting period, increased its asset-purchase program from 60 billion euros per month to 80 billion, expanded the list of eligible securities to include investment-grade nonbank debt, and created a fund-to-lend program where banks could be paid to lend money. Likewise, after the United Kingdom voted to leave the European Union in June 2016, the Bank of England announced that it would buy corporate bonds with the goal of lowering borrowing costs and encouraging businesses to invest. In Japan, the Bank of Japan maintained an aggressive monetary program aimed at combating deflation.

The U.S. economy proved resilient; non-U.S. economies generally were weaker.

The divergence between U.S. and non-U.S. economic growth continued, with persistent weakness in European and Japanese inflation, risks of a hard landing in China, and the recalibration of energy and commodity prices weighing on the markets. In the U.S., economic growth advanced and inflation trended higher but remained tame. Meanwhile, oil prices fell dramatically (reaching a secular low of $26 per barrel in February) before increasing to $48 per barrel by the end of the reporting period. In addition, the U.K. vote on June 23, 2016, to exit the European Union exacerbated uncertainty about its economic growth, financial markets, and political responses to a number of policy issues.

As a result of the favorable macroeconomic backdrop, fixed-income markets rallied across the board.

Even though the Fed raised its key rate during the period, it was a modest increase, and further rate hikes were not immediately forthcoming. As a result, market yields declined and bond prices rose. Within the reporting period, episodes of greater volatility aided perceived safe-haven investments, such as U.S. Treasuries. As volatility waned, riskier assets tended to outperform. After several years of appreciating, U.S. dollar currency movements traded within a relatively stable range.

Low global yields incented investors to take on additional risk by purchasing high-yield bonds. It helped that the solid U.S. economy kept the high-yield default rate low for non-commodity-related companies. Although Moody’s Investors Service, Inc., projected in July 2016 that the U.S. high-yield default rate could reach 6.4% by the end of 2016, much of that number came from metals and mining firms (10.2% projected default rate) and oil and gas companies (8.6% projected default rate).

Letter to shareholders (unaudited)	Wells Fargo Strategic Income Fund	3

Since the end of the financial crisis, structural changes in the fixed-income markets have reduced trading liquidity (the degree to which assets can be bought or sold without affecting the price). New regulations and capital requirements have caused traditional liquidity suppliers (banks and broker/dealers) to be more risk-averse and hold less inventory. Meanwhile, corporate debt issuance has spiked as companies finance themselves at record-low yields, bond mutual funds hold larger amounts of this new debt supply, trading volumes are lower, and large-size trades are more difficult to execute. However, fixed-income markets appeared to function well over the past year with sufficient liquidity.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Strategic Income Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks total return, consisting of a high level of current income and capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadvisers

First International Advisors, LLC

Wells Capital Management Incorporated

Portfolio managers

Ashok Bhatia, CFA®

David Germany, Ph.D.

Niklas Nordenfelt, CFA®

Tony Norris

Margaret D. Patel

Alex Perrin

Thomas M. Price, CFA®

Scott M. Smith, CFA®

Noah Wise, CFA®

Average annual total returns (%) as of September 30, 2016

		Including sales charge		Excluding sales charge		Expense ratios[1] (%)
	Inception date	1 year	Since inception	1 year	Since inception	Gross	Net[2]
Class A (WSIAX)	1-31-2013	0.05	(0.58)	4.25	0.54	1.54	0.91
Class C (WSICX)	1-31-2013	2.47	(0.21)	3.47	(0.21)	2.29	1.66
Administrator Class (WSIDX)	1-31-2013	–	–	4.43	0.71	1.48	0.76
Institutional Class (WSINX)	1-31-2013	–	–	4.46	0.83	1.21	0.61
Bloomberg Barclays U.S. Universal Bond Index[3]	–	–	–	6.11	3.18	–	–
BofA Merrill Lynch 3 Month U.S. Dollar LIBOR Constant Maturity Index[4]	–	–	–	0.49	0.32	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 4.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Strategic Income Fund	5

Growth of $10,000 investment as of September 30, 2016[5]

Bond values fluctuate in response to the financial condition of individual issuers, general market and economic conditions, and changes in interest rates. Changes in market conditions and government policies may lead to periods of heightened volatility in the bond market and reduced liquidity for certain bonds held by the Fund. In general, when interest rates rise, bond values fall and investors may lose principal value. Interest-rate changes and their impact on the fund and its share price can be sudden and unpredictable. High-yield securities have a greater risk of default and tend to be more volatile than higher-rated debt securities. Loans are subject to risks similar to those associated with other below-investment-grade bond investments, such as credit risk (for example, risk of issuer default), below-investment-grade bond risk (for example, risk of greater volatility in value), and risk that the loan may become illiquid or difficult to price. Foreign investments are especially volatile and can rise or fall dramatically due to differences in the political and economic conditions of the host country. These risks are generally intensified in emerging markets. The use of derivatives may reduce returns and/or increase volatility. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to mortgage- and asset-backed securities risk, regulatory risk, and geographic risk. Consult the Fund’s prospectus for additional information on these and other risks.

[1]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[2]	The manager has contractually committed through February 28, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Operating Expenses After Fee Waiver at 0.90% for Class A, 1.65% for Class C, 0.75% for Administrator Class, and 0.60% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[3]	The Bloomberg Barclays U.S. Universal Bond Index (formerly known as Barclays U.S. Universal Bond Index) is an unmanaged market-value-weighted performance benchmark for the U.S. dollar–denominated bond market, which includes investment-grade, high-yield, and emerging markets debt securities with maturities of one year or more. You cannot invest directly in an index.

[4]	The BofA Merrill Lynch 3 Month U.S. Dollar LIBOR Constant Maturity Index is based on the assumed purchase of a synthetic instrument having 3 months to maturity and with a coupon equal to the closing quote for 3-Month LIBOR. That issue is sold the following day (priced at a yield equal to the current day closing 3-Month LIBOR rate) and is rolled into a new 3-Month instrument. The index, therefore, will always have a constant maturity equal to exactly 3 months. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares since inception with the Bloomberg Barclays U.S. Universal Bond Index and the BofA Merrill Lynch 3 Month U.S. Dollar LIBOR Constant Maturity Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 4.00%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	The Core Personal Consumption Expenditures (PCE) Price Index is defined as personal consumption expenditures prices excluding food and energy prices. The core PCE price index measures the prices paid by consumers for goods and services without the volatility caused by movements in food and energy prices to reveal underlying inflation trends. Food prices consist of those included in the PCE category of “food and beverages purchased for off-premises consumption. Prices included in the PCE category “food services and accommodations” are not included in the “food” price index because these services prices tend to be far less volatile than those for food commodities such as meats, fresh vegetables and fruits. Energy prices consist of those included in the PCE categories of “gasoline and other energy goods” and of “electricity and gas” utilities. All PCE prices appear in National Income and Product Accounts Table 2.4.4. Price Indexes for Personal Consumption Expenditures by Type of Product. You cannot invest directly in an index.

[8]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Strategic Income Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund (Class A, excluding sales charges) returned 3.34% during the 11-month period that ended September 30, 2016. The Fund has a flexible fixed-income strategy that seeks to invest in the best relative-value opportunities. The Fund underperformed the Bloomberg Barclays U.S. Universal Bond Index but outperformed short-maturity benchmarks.

■	Relative to the Bloomberg Barclays U.S. Universal Bond Index, the Fund’s holdings in high yield, corporate, and emerging markets debt contributed to performance.

■	Meanwhile, the Fund’s shorter duration posture compared with the Bloomberg Barclays U.S. Universal Bond Index detracted from performance.

Ten largest holdings (%) as of September 30, 2016[6]
Indonesia Government, 7.88%, 4-15-2019	2.50
Hertz Fleet Lease Funding LP Series 2014-1 Class C, 1.67%, 4-10-2028	2.34
Colombia, 7.00%, 9-11-2019	2.06
ACAS CLO Limited Trust Series 2015-1A Class B, 2.78%, 4-18-2027	1.95
Mexico, 4.75%, 6-14-2018	1.91
321 Henderson Receivables LLC Series 2015-2A Class A, 3.87%, 3-15-2058	1.81
Citi Held For Asset Issuance Trust Series 2015-PM3 Class B, 4.31%, 5-16-2022	1.76
JPMBB Commercial Mortgage Securities Trust Series 2014-C19 Class D, 4.83%, 4-15-2047	1.66
Ascentium Equipment Receivables LLC Series 2016-1A Class B , 2.85%, 7-10-2020	1.59
Social Professional Loan Program LLC Series 2016-A Class A2, 2.76%, 12-26-2036	1.58

The economic climate remained benign.

After decelerating due to weak global growth and volatile commodity prices, the U.S. economy recovered somewhat during the second quarter of 2016, with currently available data suggesting that gross domestic product excluding inventory effects grew at an annualized rate of around 2%. Healthy consumer activity continued to offset relatively weak business investment over the period, while trade and inventories remained swing factors. The labor market tightened modestly during the period, with the unemployment rate standing at 5.0% as of September 2016, nonfarm jobs averaging slightly more than 200,000 per month, and the labor force participation rate improving to 62.9%. Meanwhile, inflation trended higher. Both the headline Consumer Price Index (CPI) as well as CPI excluding food and energy showed annual inflation increasing over the period with the former measure increasing to 1.1% and the latter increasing to 2.3% as of August 2016. The core Personal Consumption Expenditure Price Index,7 the U.S. Federal Reserve’s (Fed’s) preferred measure of inflation, rose 1.7% over the 12-month period ending August 2016, which is a bit below the Fed’s stated 2% longer-term target for inflation.

In December 2015, the Federal Open Market Committee (FOMC) took its first step toward policy normalization by increasing the federal funds target by 25 basis points (bps; 100 bps equals 1.00%) to a new range of 0.25% to 0.50%, citing ongoing job gains and declining unemployment as justification. The monetary authorities reiterated their commitment to a gradual, data-dependent approach to normalization. Subsequent FOMC meetings indicated an even more gradual timeline, with concern expressed over sluggish business investment and global economic and financial developments.

During the period, the European Central Bank announced and began a new quantitative easing program focused on corporate bonds, while the Bank of Japan moved to a negative interest rate policy. Volatility in the markets caused by the U.K.’s surprise vote to leave the European Union was sharp but short lived.

Globally, economic growth remained slow. China experienced a period of weakness in late 2015 and early 2016, tied to its devaluation of its currency, but its growth was stable for most of 2016. Emerging markets generally saw improvements in growth and inflation rates over this period, while European growth remained stable.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Strategic Income Fund	7

Portfolio allocation as of September 30, 2016[8]

The Fund remained overweight corporate securities, emerging market debt, and securitized debt.

During the period, the Fund maintained its positions in U.S. high yield, U.S. corporate, and emerging markets debt. Those asset classes typically have higher yields than Treasury securities, and they therefore benefited the Fund. Toward the end of the reporting period, we reduced positions in emerging markets and increased positions in U.S. corporate debt and European high yield debt. We did this to reduce risk by rotating into more conservative holdings. We added U.S. bank loans—which tend to have less interest-rate sensitivity and normally sit higher in the capital structure—rather than U.S. fixed-rate high yield. We also added European high yield because it offers relative value (attractive yields and solid fundamentals).

The Fund’s duration, which was shorter than the duration of the Bloomberg Barclays U.S. Universal Bond Index, held back results because longer-term yields declined during the period. The Fund’s duration helped it outperform short-term bonds due to the positively sloped yield curve and the extra income that longer-term bonds earned.

We expect a gradual rise in short-term interest rates.

The relatively benign economic conditions described above are likely to result in an eventual further increase in short-term interest rates. We believe the FOMC is likely to raise its target rate by 0.25% to 0.50% over the next 12-months, a result that is largely reflected in the term structure of interest rates. Should market rates diverge from the policy path we think most likely, we are prepared to modify our duration and yield-curve posture in response to the opportunities presented. We believe credit-oriented fixed income, such as U.S. corporates and U.S. high yield, are attractive, and we expect to maintain current exposures.

Please see footnotes on page 5.

8	Wells Fargo Strategic Income Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2016 to September 30, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2016	Ending account value 9-30-2016	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,044.20	$4.60	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55	0.90%
Class C
Actual	$1,000.00	$1,040.70	$8.42	1.65%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.75	$8.32	1.65%
Administrator Class
Actual	$1,000.00	$1,045.40	$3.84	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.25	$3.79	0.75%
Institutional Class
Actual	$1,000.00	$1,045.60	$3.07	0.60%
Hypothetical (5% return before expenses)	$1,000.00	$1,022.00	$3.03	0.60%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2016	Wells Fargo Strategic Income Fund	9

Security name	Interest rate	Maturity date	Principal	Value

Asset-Backed Securities: 5.71%
AmeriCredit Automobile Receivables Trust Series 2015-4 Class D	3.72%	12-8-2021	$300,000	$311,395
Avis Budget Rental Car Funding LLC Series 2012-3A Class B 144A	3.04	3-20-2019	250,000	251,338
Dell Equipment Finance Trust Series 2014-1 Class D 144A	2.68	6-22-2020	300,000	300,065
Hertz Fleet Lease Funding LP Series 2014-1 Class C 144A±	1.67	4-10-2028	600,000	597,990

Total Asset-Backed Securities (Cost $1,447,104)				1,460,788

Corporate Bonds and Notes: 36.62%

Consumer Discretionary: 8.08%

Auto Components: 0.20%
Allison Transmission Incorporated 144A	5.00	10-1-2024	50,000	51,145

Automobiles: 1.03%
Ford Motor Company	7.45	7-16-2031	200,000	264,740

Hotels, Restaurants & Leisure: 1.33%
Brinker International Incorporated 144A	5.00	10-1-2024	25,000	25,342
CCM Merger Incorporated 144A	9.13	5-1-2019	100,000	104,500
Greektown Holdings LLC 144A	8.88	3-15-2019	200,000	211,500

				341,342

Leisure Products: 0.20%
Vista Outdoor Incorporated 144A	5.88	10-1-2023	50,000	52,250

Media: 3.93%
Altice US Finance I Corporation 144A	5.50	5-15-2026	125,000	129,063
CCO Holdings LLC	5.13	2-15-2023	115,000	119,888
CCO Holdings LLC 144A	5.13	5-1-2023	35,000	36,531
CCO Holdings LLC	5.25	9-30-2022	50,000	52,250
CCO Holdings LLC 144A	5.38	5-1-2025	5,000	5,244
Charter Communications 144A	4.91	7-23-2025	300,000	331,184
Gray Television Incorporated 144A	5.13	10-15-2024	50,000	49,063
Gray Television Incorporated 144A	5.88	7-15-2026	50,000	50,375
National CineMedia LLC 144A	5.75	8-15-2026	50,000	51,875
Nexstar Broadcasting Group Incorporated 144A	5.63	8-1-2024	25,000	25,188
Nexstar Broadcasting Group Incorporated 144A	6.13	2-15-2022	50,000	51,625
Outfront Media Capital Corporation	5.25	2-15-2022	100,000	104,000

				1,006,286

Specialty Retail: 0.78%
Asbury Automotive Group Incorporated	6.00	12-15-2024	75,000	77,250
Century Intermediate Holding Company (PIK at 10.50%) 144A¥	9.75	2-15-2019	5,000	5,100
Penske Auto Group Incorporated	5.75	10-1-2022	50,000	51,875
Sonic Automotive Incorporated	5.00	5-15-2023	65,000	64,025

				198,250

Textiles, Apparel & Luxury Goods: 0.61%
Levi Strauss & Company	5.00	5-1-2025	100,000	104,250
Wolverine World Wide Company 144A	5.00	9-1-2026	50,000	50,500

				154,750

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Strategic Income Fund	Portfolio of investments—September 30, 2016

Security name	Interest rate	Maturity date	Principal	Value

Consumer Staples: 1.16%

Beverages: 0.84%
Anheuser-Busch InBev Finance Incorporated	3.65%	2-1-2026	$200,000	$214,177

Tobacco: 0.32%
Altria Group Incorporated	3.88	9-16-2046	80,000	83,277

Energy: 6.46%

Energy Equipment & Services: 1.93%
Bristow Group Incorporated	6.25	10-15-2022	150,000	109,875
Era Group Incorporated	7.75	12-15-2022	40,000	33,400
Hilcorp Energy Company 144A	5.75	10-1-2025	50,000	49,750
Hornbeck Offshore Services Incorporated	1.50	9-1-2019	25,000	14,250
NGPL PipeCo LLC 144A	7.77	12-15-2037	175,000	189,875
PHI Incorporated	5.25	3-15-2019	100,000	95,750

				492,900

Oil, Gas & Consumable Fuels: 4.53%
Buckeye Partners LP	4.35	10-15-2024	100,000	101,539
Crestwood Midstream Partners LP	6.25	4-1-2023	50,000	50,625
Enable Midstream Partner LP	3.90	5-15-2024	100,000	93,300
Enlink Midstream LLC	4.40	4-1-2024	50,000	48,849
Exterran Partners LP	6.00	4-1-2021	50,000	46,875
Gulfport Energy Corporation	6.63	5-1-2023	75,000	76,875
Murphy Oil Corporation	4.70	12-1-2022	25,000	23,871
PDC Energy Incorporated 144A	6.13	9-15-2024	25,000	26,000
Rockies Express Pipeline LLC 144A	5.63	4-15-2020	225,000	237,375
Rose Rock Midstream LP	5.63	11-15-2023	100,000	91,000
Sabine Pass Liquefaction LLC	5.63	2-1-2021	100,000	106,375
Sabine Pass Liquefaction LLC 144A	5.88	6-30-2026	75,000	81,516
Tallgrass Energy Partners LP 144A	5.50	9-15-2024	50,000	50,375
TC Pipelines LP	4.38	3-13-2025	100,000	101,904
Ultra Petroleum Corporation 144A(s)	6.13	10-1-2024	30,000	23,700

				1,160,179

Financials: 6.83%

Banks: 1.82%
Bank of America Corporation ±	6.30	12-29-2049	200,000	217,250
CIT Group Incorporated	5.00	8-1-2023	100,000	105,875
JPMorgan Chase & Company ±	6.00	12-31-2049	135,000	140,906

				464,031

Capital Markets: 1.02%
Goldman Sachs Group Incorporated	4.25	10-21-2025	200,000	210,602
Jefferies Finance LLC 144A	6.88	4-15-2022	55,000	51,150

				261,752

Consumer Finance: 1.70%
Ally Financial Incorporated	7.50	9-15-2020	75,000	85,313
General Motors Financial Company Incorporated	3.20	7-6-2021	200,000	202,471

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2016	Wells Fargo Strategic Income Fund	11

Security name	Interest rate	Maturity date	Principal	Value

Consumer Finance (continued)
Springleaf Finance Corporation	7.75%	10-1-2021	$100,000	$104,875
Springleaf Finance Corporation	8.25	10-1-2023	40,000	42,000

				434,659

Insurance: 2.29%
American International Group Incorporated	4.80	7-10-2045	80,000	84,872
Fairfax US Incorporated 144A	4.88	8-13-2024	200,000	204,393
Hub Holdings LLC (PIK at 8.88%) 144A¥	8.13	7-15-2019	30,000	29,250
Hub International Limited 144A	7.88	10-1-2021	100,000	102,000
MetLife Incorporated	6.40	12-15-2066	150,000	166,031

				586,546

Health Care: 2.37%

Health Care Providers & Services: 1.57%
DaVita HealthCare Partners Incorporated	5.00	5-1-2025	100,000	100,375
MPH Acquisition Holdings LLC 144A	7.13	6-1-2024	75,000	80,625
Tenet Healthcare Corporation	6.25	11-1-2018	100,000	106,750
Vizient Incorporated 144A	10.38	3-1-2024	100,000	114,750

				402,500

Health Care Technology: 0.41%
Change Healthcare Holdings Incorporated 144A	6.00	2-15-2021	100,000	105,500

Life Sciences Tools & Services: 0.39%
Thermo Fisher Scientific Incorporated	2.95	9-19-2026	100,000	99,672

Industrials: 1.00%

Airlines: 0.43%
American Airlines Incorporated	4.38	4-1-2024	108,072	109,823

Commercial Services & Supplies: 0.57%
Covanta Holding Corporation	5.88	3-1-2024	145,000	145,363

Information Technology: 3.76%

Electronic Equipment, Instruments & Components: 0.42%
Zebra Technologies Corporation	7.25	10-15-2022	100,000	108,500

Internet Software & Services: 0.31%
Zayo Group LLC	6.38	5-15-2025	75,000	79,875

Semiconductors & Semiconductor Equipment: 1.22%
KLA-Tencor Corporation	4.13	11-1-2021	200,000	215,269
Micron Technology Incorporated 144A	5.63	1-15-2026	100,000	96,250

				311,519

Software: 0.24%
Activision Blizzard Incorporated 144A	5.63	9-15-2021	15,000	15,651
Boxer Parent Company Incorporated (PIK at 9.75%) 144A¥	9.00	10-15-2019	50,000	45,250

				60,901

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Strategic Income Fund	Portfolio of investments—September 30, 2016

Security name	Interest rate	Maturity date	Principal	Value

Technology Hardware, Storage & Peripherals: 1.57%
Diamond 1 Finance Corporation 144A	5.88%	6-15-2021	$50,000	$53,125
Diamond 1 Finance Corporation 144A	7.13	6-15-2024	75,000	82,486
Diamond 1 Finance Corporation 144A	8.35	7-15-2046	55,000	65,884
NCR Corporation	5.00	7-15-2022	175,000	178,938
NCR Corporation	5.88	12-15-2021	10,000	10,525
NCR Corporation	6.38	12-15-2023	10,000	10,575

				401,533

Materials: 0.83%

Construction Materials: 0.40%
LafargeHolcim Finance US LLC 144A	3.50	9-22-2026	100,000	101,696

Containers & Packaging: 0.43%
Owens-Illinois Incorporated 144A	6.38	8-15-2025	100,000	110,125

Real Estate: 2.68%

Equity REITs: 2.29%
DuPont Fabros Technology Incorporated LP	5.63	6-15-2023	50,000	52,625
DuPont Fabros Technology Incorporated LP	5.88	9-15-2021	85,000	88,931
ESH Hospitality Incorporated 144A	5.25	5-1-2025	100,000	99,875
Iron Mountain Incorporated	6.00	8-15-2023	75,000	80,063
Omega Healthcare Investors Incorporated	4.50	1-15-2025	175,000	178,125
The Geo Group Incorporated	5.88	10-15-2024	100,000	86,000

				585,619

Real Estate Management & Development: 0.39%
Onex Corporation 144A	7.75	1-15-2021	100,000	101,500

Telecommunication Services: 2.95%

Diversified Telecommunication Services: 0.87%
GCI Incorporated	6.75	6-1-2021	115,000	118,134
SBA Communications Corporation	4.88	7-15-2022	100,000	103,500

				221,634

Wireless Telecommunication Services: 2.08%
CC Holdings GS V LLC	3.85	4-15-2023	200,000	214,293
Sprint Communications Incorporated 144A	7.00	3-1-2020	150,000	161,625
T-Mobile USA Incorporated	6.38	3-1-2025	20,000	21,750
T-Mobile USA Incorporated	6.50	1-15-2024	100,000	108,182
T-Mobile USA Incorporated	6.84	4-28-2023	25,000	26,875

				532,725

Utilities: 0.50%

Electric Utilities: 0.09%
NRG Yield Operating LLC 144A	5.00	9-15-2026	25,000	24,500

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2016	Wells Fargo Strategic Income Fund	13

Security name	Interest rate	Maturity date	Principal	Value

Independent Power & Renewable Electricity Producers: 0.41%
NSG Holdings LLC 144A	7.75%	12-15-2025	$97,090	$104,372

Total Corporate Bonds and Notes (Cost $9,116,024)				9,373,641

Foreign Corporate Bonds and Notes @: 3.48%

Consumer Discretionary: 1.21%

Hotels, Restaurants & Leisure: 1.21%
Schumann SpA 144A (EUR)	7.00	7-31-2023	125,000	138,976
William Hill plc (GBP)	4.88	9-7-2023	125,000	169,917

				308,893

Financials: 1.16%

Diversified Financial Services: 1.16%
Arrow Global Finance plc 144A (GBP)	5.13	9-15-2024	125,000	156,590
Ineos Finance plc 144A (EUR)	4.00	5-1-2023	125,000	140,615

				297,205

Materials: 0.54%

Paper & Forest Products: 0.54%
Lecta SA 144A (EUR)	6.50	8-1-2023	125,000	138,551

Telecommunication Services: 0.57%

Diversified Telecommunication Services: 0.57%
SFR Group SA 144A (EUR)	5.63	5-15-2024	125,000	144,912

Total Foreign Corporate Bonds and Notes (Cost $906,950)				889,561

Foreign Government Bonds @: 6.47%
Colombia (COP)	7.00	9-11-2019	1,500,000,000	527,638
Indonesia Government (IDR)	7.88	4-15-2019	8,100,000,000	640,503
Mexico (MXN)	4.75	6-14-2018	9,565,000	488,869

Total Foreign Government Bonds (Cost $1,775,978)				1,657,010

Loans: 15.92%

Consumer Discretionary: 4.66%

Auto Components: 0.72%
Allison Transmission Incorporated ±	3.25	8-23-2019	$85,035	85,596
Federal-Mogul Holdings Corporation ±<	0.00	4-15-2018	100,000	98,839

				184,435

Distributors: 1.20%
Spin Holdco Incorporated ±	4.25	11-14-2019	307,931	306,315

Hotels, Restaurants & Leisure: 0.40%
Belmond Interfin Limited ±	4.00	3-21-2021	102,375	101,735

Household Products: 0.39%
Anchor Glass Container Corporation ±<	0.00	7-1-2022	100,000	100,542

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Strategic Income Fund	Portfolio of investments—September 30, 2016

Security name	Interest rate	Maturity date	Principal	Value

Media: 1.38%
Altice US Finance I Corporation ±	4.25%	12-14-2022	$150,000	$150,938
Learfield Communications Incorporated ±	4.25	10-9-2020	176,095	176,021
Salem Communications Corporation ±	4.50	3-16-2020	26,900	26,396

				353,355

Specialty Retail: 0.57%
Focus Brands Incorporated ±	4.25	2-21-2018	146,999	146,963

Energy: 0.97%

Energy Equipment & Services: 0.49%
ExGen Renewables I LLC ±	5.25	2-14-2021	16,531	16,675
Hummel Station LLC ±<	0.00	10-27-2022	112,613	108,297

				124,972

Oil, Gas & Consumable Fuels: 0.48%
Veresen Midstream LP ±	5.25	3-31-2022	124,684	123,540

Financials: 0.39%

Capital Markets: 0.39%
La Quinta Intermediate Holdings LLC ±	3.75	4-14-2021	100,000	99,813

Health Care: 1.49%

Health Care Providers & Services: 0.85%
Community Health Systems Incorporated ±	4.00	1-27-2021	69,087	67,775
Surgery Center Holdings Incorporated ±	4.75	11-3-2020	49,114	49,114
Team Health Incorporated ±	3.84	11-23-2022	99,749	100,186

				217,075

Pharmaceuticals: 0.64%
Valeant Pharmaceuticals International Incorporated ±	5.25	12-11-2019	165,408	165,498

Industrials: 1.87%

Aerospace & Defense: 0.39%
TransDigm Incorporated ±	3.83	6-4-2021	99,745	99,662

Commercial Services & Supplies: 0.91%
KAR Auction Services Incorporated ±	4.06	3-9-2021	133,991	134,717
Sedgwick Claims Management Services Incorporated ±	3.75	3-1-2021	99,744	98,892

				233,609

Construction & Engineering: 0.13%
USIC Holdings Incorporated ±	4.00	7-10-2020	34,086	33,873

Transportation Infrastructure: 0.44%
OSG Bulk Ships Incorporated ±	5.25	8-5-2019	12,360	12,314
OSG International Incorporated ±	5.75	8-5-2019	99,177	98,929

				111,243

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2016	Wells Fargo Strategic Income Fund	15

Security name	Interest rate	Maturity date	Principal	Value

Information Technology: 1.94%

Internet Software & Services: 0.56%
Applied Systems Incorporated ±	4.00%	1-25-2021	$143,617	$143,796

IT Services: 1.38%
First Data Corporation ±	4.28	7-8-2022	350,000	351,838

Materials: 0.96%

Containers & Packaging: 0.96%
Berry Plastics Group Incorporated ±	3.75	10-1-2022	94,987	95,251
Reynolds Group Holdings Incorporated ±<	4.25	2-5-2023	150,000	150,422

				245,673

Real Estate: 0.36%

Real Estate Management & Development: 0.36%
Capital Automotive LP ±	4.00	4-10-2019	90,311	90,961

Telecommunication Services: 2.84%

Diversified Telecommunication Services: 2.02%
Intelsat Jackson Holdings SA ±	3.75	6-30-2019	240,332	228,260
Level 3 Financing Incorporated ±	4.00	8-1-2019	288,205	289,286

				517,546

Wireless Telecommunication Services: 0.82%
Syniverse Holdings Incorporated ±	4.00	4-23-2019	236,857	209,026

Utilities: 0.44%

Electric Utilities: 0.44%
Texas Competitive Electric Holdings Company LLC ±(s)	4.66	10-10-2016	400,000	113,928

Total Loans (Cost $4,402,226)				4,075,398

Municipal Obligations: 2.20%

Idaho: 0.17%
Idaho Housing & Finance Association Legacy Public Charter School Series B (Education Revenue)	7.00	5-1-2017	45,000	45,037

Illinois: 0.81%
Chicago IL Refunding Bonds Taxable Project Series E (GO Revenue)	6.05	1-1-2029	200,000	208,092

Michigan: 0.24%
Wayne County MI Series 2016 (GO Revenue)	4.25	12-1-2018	60,000	60,671

Texas: 0.98%
North Texas Tollway Authority Build America Bonds Sub Lien Series B-2 (Transportation Revenue)	8.91	2-1-2030	210,000	250,610

Total Municipal Obligations (Cost $559,979)				564,410

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Strategic Income Fund	Portfolio of investments—September 30, 2016

Security name	Interest rate	Maturity date	Principal	Value

Non-Agency Mortgage-Backed Securities: 14.80%
321 Henderson Receivables LLC Series 2015-2A Class A 144A	3.87%	3-15-2058	$444,308	$464,338
ACAS CLO Limited Trust Series 2015-1A Class B 144A±	2.78	4-18-2027	500,000	499,997
Ascentium Equipment Receivables LLC Series 2016-1A Class B 144A	2.85	7-10-2020	400,000	406,221
BB-UBS Trust Series 2012-TFT Class C 144A±	3.58	6-5-2030	150,000	147,884
BCC Funding Corporation Series 2016-1 Class B 144A	2.73	4-20-2022	400,000	400,037
Citi Held For Asset Issuance Trust Series 2015-PM3 Class B 144A	4.31	5-16-2022	450,000	450,791
Commercial Mortgage Trust Series 2015-LC23 Class C ±	4.80	10-10-2053	300,000	312,145
GS Mortgage Securities Trust Series 2014-GC24 Class D 144A±	4.66	9-10-2047	325,000	252,124
JPMBB Commercial Mortgage Securities Trust Series 2014-C19 Class D 144A±	4.83	4-15-2047	493,000	425,624
Morgan Stanley Capital I Trust Series 2007-HQ11 Class AM ±	5.48	2-12-2044	25,000	25,121
Social Professional Loan Program LLC Series 2016-A Class A2 144A	2.76	12-26-2036	395,639	405,477

Total Non-Agency Mortgage-Backed Securities (Cost $3,818,846)				3,789,759

U.S. Treasury Securities: 0.51%
U.S. Treasury Note	1.63	2-15-2026	130,000	130,320

Total U.S. Treasury Securities (Cost $126,660)				130,320

Yankee Corporate Bonds and Notes: 6.44%

Energy: 0.25%

Oil, Gas & Consumable Fuels: 0.25%
Teekay Corporation	8.50	1-15-2020	75,000	64,875

Financials: 4.15%

Banks: 3.02%
BPCE SA 144A	5.15	7-21-2024	230,000	242,046
Credit Agricole SA 144A±	8.13	12-29-2049	200,000	212,000
Credit Suisse Group Funding (Guernsey) Limited 144A	3.45	4-16-2021	210,000	214,289
Nielsen Holding and Finance BV 144A	5.50	10-1-2021	100,000	104,250

				772,585

Diversified Financial Services: 1.13%
Deutsche Bank AG (London)	6.00	9-1-2017	285,000	289,620

Health Care: 0.17%

Pharmaceuticals: 0.17%
Valeant Pharmaceuticals International Incorporated 144A	6.13	4-15-2025	50,000	43,063

Industrials: 0.20%

Commercial Services & Supplies: 0.20%
GFL Environmental Incorporated 144A	7.88	4-1-2020	50,000	52,500

Information Technology: 0.65%

Technology Hardware, Storage & Peripherals: 0.65%
Seagate HDD Cayman	4.75	1-1-2025	175,000	165,375

Materials: 0.20%

Containers & Packaging: 0.20%
Ardagh Packaging Finance plc 144A±	3.65	12-15-2019	50,000	50,690

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2016	Wells Fargo Strategic Income Fund	17

Security name	Interest rate	Maturity date	Principal	Value

Telecommunication Services: 0.40%

Diversified Telecommunication Services: 0.40%
Intelsat Jackson Holdings SA	5.50%	8-1-2023	$100,000	$69,250
Intelsat Luxembourg SA	8.13	6-1-2023	85,000	28,688
Virgin Media Finance plc 144A	5.38	4-15-2021	4,500	4,691

				102,629

Utilities: 0.42%

Electric Utilities: 0.42%
Comision Federal de Electricidad 144A	6.13	6-16-2045	100,000	107,000

Total Yankee Corporate Bonds and Notes (Cost $1,722,058)				1,648,337

Yankee Government Bonds: 0.88%
Republic of Argentina 144A	7.50	4-22-2026	200,000	225,700

Total Yankee Government Bonds (Cost $200,000)				225,700

	Yield		Shares
Short-Term Investments: 8.11%

Investment Companies: 7.29%
Wells Fargo Government Money Market Select Class (l)(u)	0.34		1,867,108	1,867,108

			Principal
U.S. Treasury Securities: 0.82%
U.S. Treasury Bill #(z)	0.33	12-15-2016	$210,000	209,916

Total Short-Term Investments (Cost $2,076,963)				2,077,024

Total investments in securities (Cost $26,152,788) *	101.14%	25,891,948
Other assets and liabilities, net	(1.14)	(292,112)

Total net assets	100.00%	$25,599,836

144A	The security may be resold in transactions exempt from registration, normally to qualified institutional buyers, pursuant to Rule 144A under the Securities Act of 1933.

±	Variable rate investment. The rate shown is the rate in effect at period end.

¥	A payment-in-kind (PIK) security is a security in which the issuer may make interest or dividend payments in cash or additional securities. These additional securities generally have the same terms as the original holdings.

(s)	The security is currently in default with regards to scheduled interest and/or principal payments. The Fund has stopped accruing interest on the security.

@	Foreign bond principal is denominated in the local currency of the issuer.

<	All or a portion of the position represents an unfunded loan commitment.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

#	All or a portion of this security is segregated as collateral for investments in derivative instruments.

(z)	Zero coupon security. The rate represents the current yield to maturity.

*	Cost for federal income tax purposes is $26,155,608 and unrealized gains (losses) consists of:

Gross unrealized gains	$515,621
Gross unrealized losses	(779,281)

Net unrealized losses	$(263,660)

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Strategic Income Fund	Statement of assets and liabilities—September 30, 2016

Assets
Investments
In unaffiliated securities, at value (cost $24,285,680)	$24,024,840
In affiliated securities, at value (cost $1,867,108)	1,867,108

Total investments, at value (cost $26,152,788)	25,891,948
Foreign currency, at value (cost $143,273)	143,273
Segregated cash	41,443
Receivable for investments sold	49,341
Receivable for Fund shares sold	941
Receivable for interest	255,218
Receivable for daily variation margin on open futures contracts	21,906
Unrealized gains on forward foreign currency contracts	7,020
Receivable from manager	12,742
Prepaid expenses and other assets	26,053

Total assets	26,449,885

Liabilities
Payable for investments purchased	728,228
Payable for Fund shares redeemed	24,113
Due to custodian bank	13,831
Unrealized losses on forward foreign currency contracts	57,120
Payable for daily variation margin on open futures contracts	4,313
Distribution fee payable	498
Administration fees payable	1,932
Accrued expenses and other liabilities	20,014

Total liabilities	850,049

Total net assets	$25,599,836

NET ASSETS CONSIST OF
Paid-in capital	$27,534,402
Undistributed net investment income	49,038
Accumulated net realized losses on investments	(1,659,650)
Net unrealized losses on investments	(323,954)

Total net assets	$25,599,836

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$1,046,833
Shares outstanding – Class A1	113,193
Net asset value per share – Class A	$9.25
Maximum offering price per share – Class A2	$9.64
Net assets – Class C	$765,914
Shares outstanding – Class C1	83,095
Net asset value per share – Class C	$9.22
Net assets – Administrator Class	$596,889
Shares outstanding – Administrator Class[1]	64,276
Net asset value per share – Administrator Class	$9.29
Net assets – Institutional Class	$23,190,200
Shares outstanding – Institutional Class[1]	2,508,445
Net asset value per share – Institutional Class	$9.24

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/96 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statements of operations	Wells Fargo Strategic Income Fund	19

	Year ended September 30, 2016[1]	Year ended October 31, 2015

Investment income
Interest (net of foreign interest withholding taxes of $10,670 and $2,760, respectively)	$1,022,952	$1,523,963
Income from affiliated securities	7,157	2,341
Securities lending income, net	924	352

Total investment income	1,031,033	1,526,656

Expenses
Management fee	113,817	172,383
Administration fees
Class A	1,391	1,481
Class C	1,070	1,184
Administrator Class	466	522
Institutional Class	15,740	24,518
Shareholder servicing fees
Class A	2,173	2,314
Class C	1,672	1,850
Administrator Class	1,166	1,305
Distribution fee
Class C	5,014	5,549
Custody and accounting fees	29,995	33,480
Professional fees	48,967	51,018
Registration fees	56,229	60,961
Shareholder report expenses	30,205	15,165
Trustees’ fees and expenses	13,747	24,839
Other fees and expenses	6,851	9,087

Total expenses	328,503	405,656
Less: Fee waivers and/or expense reimbursements	(188,099)	(196,175)

Net expenses	140,404	209,481

Net investment income	890,629	1,317,175

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS

Net realized gains (losses) on:
Unaffiliated securities	(422,626)	(1,424,645)
Futures transactions	(312,731)	(614,950)
Forward foreign currency contract transactions	(176,269)	740,294
Credit default swap transactions	(7,531)	2,320

Net realized losses on investments	(919,157)	(1,296,981)

Net change in unrealized gains (losses) on:
Unaffiliated securities	1,065,406	(606,214)
Futures transactions	(70,666)	169,920
Forward foreign currency contract transactions	(5,202)	(231,831)
Credit default swap transactions	(1,436)	1,436

Net change in unrealized gains (losses) on investments	988,102	(666,689)

Net realized and unrealized gains (losses) on investments	68,945	(1,963,670)

Net increase (decrease) in net assets resulting from operations	$959,574	$(646,495)

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Strategic Income Fund	Statements of changes in net assets

	Year ended September 30, 2016[1]		Year ended October 31, 2015		Year ended October 31, 2014

Operations
Net investment income		$890,629		$1,317,175		$1,331,266
Net realized losses on investments		(919,157)		(1,296,981)		(982,908)
Net change in unrealized gains (losses) on investments		988,102		(666,689)		537,097

Net increase (decrease) in net assets resulting from operations		959,574		(646,495)		885,455

Distributions to shareholders from
Net investment income
Class A		(13,014)		(21,334)		(15,762)
Class C		(6,442)		(14,917)		(13,400)
Administrator Class		(7,355)		(12,399)		(13,793)
Institutional Class		(365,738)		(935,496)		(852,736)
Tax basis return of capital
Class A		(5,130)		(2,416)		0
Class C		(2,540)		(1,689)		0
Administrator Class		(2,900)		(1,404)		0
Institutional Class		(144,185)		(105,941)		0

Total distributions to shareholders		(547,304)		(1,095,596)		(895,691)

Capital share transactions	Shares		Shares		Shares
Proceeds from shares sold
Class A	117,382	1,055,716	44,768	426,513	22,517	217,023
Class C	12,099	109,873	5,907	55,667	46,130	444,536
Administrator Class	9,037	83,300	0	0	4,115	40,000
Institutional Class	621,194	5,533,801	190,379	1,736,500	1,475,076	14,500,000

		6,782,690		2,218,680		15,201,559

Reinvestment of distributions
Class A	1,995	17,957	2,260	21,553	1,619	15,592
Class C	979	8,774	1,740	16,606	1,394	13,400
Administrator Class	1,137	10,255	1,443	13,803	1,431	13,793
Institutional Class	56,806	509,923	109,213	1,041,437	88,370	852,736

		546,909		1,093,399		895,521

Payment for shares redeemed
Class A	(107,748)	(971,689)	(18,900)	(178,898)	(4,382)	(42,882)
Class C	(8,141)	(73,072)	(15,520)	(148,738)	(15,103)	(147,854)
Administrator Class	(14)	(129)	(4,192)	(39,990)	0	0
Institutional Class	(90,476)	(795,724)	(2,358,709)	(22,270,242)	0	0

		(1,840,614)		(22,637,868)		(190,736)

Net increase (decrease) in net assets resulting from capital share transactions		5,488,985		(19,325,789)		15,906,344

Total increase (decrease) in net assets		5,901,255		(21,067,880)		15,896,108

Net assets
Beginning of period		19,698,581		40,766,461		24,870,353

End of period		$25,599,836		$19,698,581		$40,766,461

Undistributed net investment income		$49,038		$44,882		$164,697

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 31, 2016.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Strategic Income Fund	21

(For a share outstanding throughout each period)

	Year ended September 30, 2016[1]	Year ended October 31
CLASS A		2015	2014	2013[2]
Net asset value, beginning of period	$9.13	$9.72	$9.66	$10.00
Net investment income	0.31	0.34	0.37	0.27
Net realized and unrealized gains (losses) on investments	(0.01)	(0.69)	(0.05)	(0.36)

Total from investment operations	0.30	(0.35)	0.32	(0.09)
Distributions to shareholders from
Net investment income	(0.13)	(0.22)	(0.26)	(0.25)
Tax basis return of capital	(0.05)	(0.02)	0.00	0.00

Total distributions to shareholders	(0.18)	(0.24)	(0.26)	(0.25)
Net asset value, end of period	$9.25	$9.13	$9.72	$9.66
Total return[3]	3.34%	(3.64)%	3.36%	(0.89)%
Ratios to average net assets (annualized)
Gross expenses	1.80%	1.63%	1.51%	1.85%
Net expenses	0.90%	0.90%	0.90%	0.90%
Net investment income	3.85%	3.77%	4.02%	3.76%
Supplemental data
Portfolio turnover rate	52%	53%	51%	39%
Net assets, end of period (000s omitted)	$1,047	$928	$714	$518

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 31, 2016.

[2]	For the period from January 31, 2013 (commencement of class operations) to October 31, 2013

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Strategic Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30, 2016[1]	Year ended October 31
CLASS C		2015	2014	2013[2]
Net asset value, beginning of period	$9.10	$9.71	$9.65	$10.00
Net investment income	0.25	0.28	0.31	0.21
Net realized and unrealized gains (losses) on investments	(0.02)	(0.68)	(0.06)	(0.37)

Total from investment operations	0.23	(0.40)	0.25	(0.16)
Distributions to shareholders from
Net investment income	(0.08)	(0.19)	(0.19)	(0.19)
Tax basis return of capital	(0.03)	(0.02)	0.00	0.00

Total distributions to shareholders	(0.11)	(0.21)	(0.19)	(0.19)
Net asset value, end of period	$9.22	$9.10	$9.71	$9.65
Total return[3]	2.67%	(4.35)%	2.61%	(1.51)%
Ratios to average net assets (annualized)
Gross expenses	2.54%	2.37%	2.25%	2.60%
Net expenses	1.65%	1.65%	1.65%	1.65%
Net investment income	3.10%	3.02%	3.25%	3.01%
Supplemental data
Portfolio turnover rate	52%	53%	51%	39%
Net assets, end of period (000s omitted)	$766	$711	$835	$518

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 31, 2016.

[2]	For the period from January 31, 2013 (commencement of class operations) to October 31, 2013

[3]	Total return calculations do not include any sales charges. Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Strategic Income Fund	23

(For a share outstanding throughout each period)

	Year ended September 30, 2016[1]	Year ended October 31
ADMINISTRATOR CLASS		2015	2014	2013[2]
Net asset value, beginning of period	$9.16	$9.74	$9.66	$10.00
Net investment income	0.33 [3]	0.37	0.39	0.28
Net realized and unrealized gains (losses) on investments	(0.01)	(0.70)	(0.05)	(0.37)

Total from investment operations	0.32	(0.33)	0.34	(0.09)
Distributions to shareholders from
Net investment income	(0.14)	(0.22)	(0.26)	(0.25)
Tax basis return of capital	(0.05)	(0.03)	0.00	0.00

Total distributions to shareholders	(0.19)	(0.25)	(0.26)	(0.25)
Net asset value, end of period	$9.29	$9.16	$9.74	$9.66
Total return[4]	3.52%	(3.51)%	3.63%	(0.85)%
Ratios to average net assets (annualized)
Gross expenses	1.74%	1.56%	1.46%	1.79%
Net expenses	0.75%	0.75%	0.75%	0.75%
Net investment income	4.00%	3.92%	4.18%	3.90%
Supplemental data
Portfolio turnover rate	52%	53%	51%	39%
Net assets, end of period (000s omitted)	$597	$496	$554	$496

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 31, 2016.

[2]	For the period from January 31, 2013 (commencement of class operations) to October 31, 2013

[3]	Calculated based upon average shares outstanding

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

24	Wells Fargo Strategic Income Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30, 2016[1]	Year ended October 31
INSTITUTIONAL CLASS		2015	2014	2013[2]
Net asset value, beginning of period	$9.14	$9.71	$9.66	$10.00
Net investment income	0.34	0.40	0.41 [3]	0.29
Net realized and unrealized gains (losses) on investments	(0.02)	(0.71)	(0.07)	(0.36)

Total from investment operations	0.32	(0.31)	0.34	(0.07)
Distributions to shareholders from
Net investment income	(0.16)	(0.23)	(0.29)	(0.27)
Tax basis return of capital	(0.06)	(0.03)	0.00	0.00

Total distributions to shareholders	(0.22)	(0.26)	(0.29)	(0.27)
Net asset value, end of period	$9.24	$9.14	$9.71	$9.66
Total return[4]	3.55%	(3.28)%	3.60%	(0.66)%
Ratios to average net assets (annualized)
Gross expenses	1.46%	1.19%	1.14%	1.52%
Net expenses	0.60%	0.60%	0.60%	0.60%
Net investment income	4.16%	4.04%	4.25%	4.05%
Supplemental data
Portfolio turnover rate	52%	53%	51%	39%
Net assets, end of period (000s omitted)	$23,190	$17,564	$38,664	$23,338

[1]	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 31, 2016.

[2]	For the period from January 31, 2013 (commencement of class operations) to October 31, 2013

[3]	Calculated based upon average shares outstanding

[4]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Strategic Income Fund	25

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Strategic Income Fund (the “Fund”) which is a diversified series of the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Debt securities are valued at the evaluated bid price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

Futures that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price.

Non-listed swaps are valued at the evaluated price provided by an independent pricing service or, if a reliable price is not available, the quoted bid price from an independent broker-dealer.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and

26	Wells Fargo Strategic Income Fund	Notes to financial statements

settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Forward foreign currency contracts

The Fund is subject to foreign currency exchange rate risk in the normal course of pursuing its investment objectives. A forward foreign currency contract is an agreement between two parties to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund enters into forward foreign currency contracts to facilitate transactions in foreign-denominated securities and to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. Forward foreign currency contracts are recorded at the forward rate and marked-to-market daily. When the contracts are closed, realized gains and losses arising from such transactions are recorded as realized gains or losses on forward foreign currency contract transactions. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably. The Fund’s maximum risk of loss from counterparty credit risk is the unrealized gains on the contracts. This risk may be mitigated if there is a master netting arrangement between the Fund and the counterparty.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

When-issued transactions

The Fund may purchase securities on a forward commitment or when-issued basis. The Fund records a when-issued transaction on the trade date and will segregate assets in an amount at least equal in value to the Fund’s commitment to purchase when-issued securities. Securities purchased on a when-issued basis are marked-to-market daily and the Fund begins earning interest on the settlement date. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the contract.

Loans

The Fund may invest in direct debt instruments which are interests in amounts owed to lenders by corporate or other borrowers. The loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. Investments in loans may be in the form of participations in loans or assignments of all or a portion of loans from third parties. When the Fund purchases participations, it generally has no rights to enforce compliance with terms of the loan agreement with the borrower. As a result, the Fund assumes the credit risk of both the borrower and the lender that is selling the participation. When the Fund purchases assignments from lenders, it acquires direct rights against the

Notes to financial statements	Wells Fargo Strategic Income Fund	27

borrower on the loan and may enforce compliance by the borrower with the terms of the loan agreement. Loans may include fully funded term loans or unfunded loan commitments, which are contractual obligations for future funding.

Futures contracts

The Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. The Fund may buy and sell futures contracts in order to gain exposure to, or protect against, changes in security values and interest rates. The primary risks associated with the use of futures contracts are the imperfect correlation between changes in market values of securities held by the Fund and the prices of futures contracts, and the possibility of an illiquid market.

The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Assets and Liabilities as an asset or liability and in the Statement of Operations as unrealized gains or losses until the contracts are closed, at which point they are recorded as net realized gains or losses on futures contracts. With futures contracts, there is minimal counterparty risk to the Fund since futures are exchange traded and the exchange’s clearinghouse, as counterparty to all exchange traded futures, guarantees the futures against default.

Credit default swaps

The Fund is subject to credit risk in the normal course of pursuing its investment objectives. The Fund may enter into credit default swap contracts for hedging or speculative purposes to provide or receive a measure of protection against default on a referenced entity, obligation or index or for investment gains. Credit default swaps involve an exchange of a stream of payments for protection against the loss in value of an underlying security or index. Under the terms of the swap, one party acts as a guarantor (referred to as the seller of protection) and receives a periodic stream of payments, provided that there is no credit event, from another party (referred to as the buyer of protection) that is a fixed percentage applied to a notional principal amount over the term of the swap. An index credit default swap references all the names in the index, and if a credit event is triggered, the credit event is settled based on that name’s weight in the index. A credit event includes bankruptcy, failure to pay, obligation default, obligation acceleration, repudiation/moratorium, and restructuring. The Fund may enter into credit default swaps as either the seller of protection or the buyer of protection. As the seller of protection, the Fund is subject to investment exposure on the notional amount of the swap and has assumed the risk of default of the underlying security or index. As the buyer of protection, the Fund could be exposed to risks if the seller of the protection defaults on its obligation to perform, or if there are unfavorable changes in the fluctuation of interest rates. The maximum potential amount of future payments (undiscounted) that the Fund as the seller of protection could be required to make under the credit default swap contract would be an amount equal to the notional amount of the swap contract. The Fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the contract. This risk is mitigated by having a master netting arrangement between the Fund and the counterparty and by having the counterparty post collateral to cover the Fund’s exposure to the counterparty.

If the Fund is the seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will pay to the buyer of protection the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index. If the Fund is the buyer of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will receive from the seller of protection the notional amount of the swap and deliver the referenced obligation or underlying securities comprising the referenced index.

Any premiums paid or received on the transactions are recorded as an asset or liability on the Statement of Assets and Liabilities and amortized. The value of the swap contract is marked-to-market daily based on quotations from an independent pricing service or an independent broker-dealer and any change in value is recorded as an unrealized gain or loss. Periodic payments made or received are recorded as realized gains or losses. In addition, payments received or made as a result of a credit event or termination of the contract are recognized as realized gains or losses.

Certain credit default swap contracts entered into by the Fund provide for conditions that result in events of default or termination that enable the counterparty to the agreement to cause an early termination of the transactions under those agreements.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Interest income is accrued daily and bond discounts are accreted and premiums are amortized daily based on the effective interest method. To the extent debt obligations are placed on non-accrual status, any related interest income

28	Wells Fargo Strategic Income Fund	Notes to financial statements

may be reduced by writing off interest receivables when the collection of all or a portion of interest has become doubtful based on consistently applied procedures. If the issuer subsequently resumes interest payments or when the collectability of interest is reasonably assured, the debt obligation is removed from non-accrual status.

Income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent differences causing such reclassifications are due to foreign currency transactions and swap transactions. At September 30, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized losses on investments
$(493,924)	$493,924

As of September 30, 2016, the Fund had capital loss carryforwards which consist of $588,918 in short-term capital losses and $1,081,979 in long-term capital losses.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

∎	Level 1 – quoted prices in active markets for identical securities

∎	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

∎	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Notes to financial statements	Wells Fargo Strategic Income Fund	29

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Asset-backed securities	$0	$1,460,788	$0	$1,460,788

Corporate bonds and notes	0	9,373,641	0	9,373,641

Foreign corporate bonds and notes	0	889,561	0	889,561

Foreign government bonds	0	1,657,010	0	1,657,010

Loans	0	3,725,434	349,964	4,075,398

Municipal obligations	0	564,410	0	564,410

Non-agency mortgage-backed securities	0	3,789,759	0	3,789,759

U.S. Treasury securities	130,320	0	0	130,320

Yankee corporate bonds and notes	0	1,648,337	0	1,648,337

Yankee government bonds	0	225,700	0	225,700

Short-term investments
Investment companies	1,867,108	0	0	1,867,108
U.S. Treasury securities	209,916	0	0	209,916
	2,207,344	23,334,640	349,964	25,891,948

Forward foreign currency contracts	0	7,020	0	7,020
Futures contracts	21,906	0	0	21,906
Total assets	$2,229,250	$23,341,660	$349,964	$25,920,874
Liabilities

Forward foreign currency contracts	$0	$57,120	$0	$57,120
Futures contracts	4,313	0	0	4,313
Total liabilities	$4,313	$57,120	$0	$61,433

Forward foreign currency contracts are reported at their unrealized gains (losses) at measurement date, which represents the change in the contract’s value from trade date. Futures contracts are reported at their variation margin at measurement date, which represents the amount due to/from the Fund at that date. All other assets and liabilities are reported at their market value at measurement date.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At September 30, 2016, the Fund did not have any transfers between Level 1 and Level 2.

The following is a reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining fair value:

Loans
Balance as of October 31, 2015	$242,048
Accrued discounts (premiums)	40
Realized gains (losses)	(890)
Change in unrealized gains (losses)	2,354
Purchases	100,625
Sales	(116,073)
Transfers into Level 3	150,849
Transfers out of Level 3	(28,989)
Balance as of September 30, 2016	$349,964
Change in unrealized gains (losses) relating to securities still held at September 30, 2016	$314

30	Wells Fargo Strategic Income Fund	Notes to financial statements

The investment type categorized above was valued using indicative broker quotes. These indicative broker quotes are considered Level 3 inputs. Quantitative unobservable inputs used by the brokers are often proprietary and not provided to the Fund and therefore the disclosure that would address these inputs is not included above.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadvisers, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.525% and declining to 0.405% as the average daily net assets of the Fund increase.

Prior to July 1, 2015, Funds Management provided advisory services pursuant to an investment advisory agreement and was entitled to receive an annual fee which started at 0.475% and declined to 0.375% as the average daily net assets of the Fund increased. In addition, fund-level administrative services were provided by Funds Management under a separate administration agreement at an annual fee which started at 0.05% and declined to 0.03% as the average daily net assets of the Fund increased. For financial statement purposes, the advisory fee and fund-level administration fee for the year ended October 31, 2015 were included in management fee on the Statement of Operations.

For the eleven months ended September 30, 2016 and the year ended October 31, 2015, the management fee was equivalent to an annual rate of 0.525% of the Fund’s average daily net assets.

Funds Management has retained the services of a certain subadvisers to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.30% and declining to 0.15% as the average daily net assets of the Fund increase. First International Advisors, LLC, an affiliate of Funds Management and an indirect, wholly owned subsidiary of Wells Fargo, is also a subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.35% and declining to 0.20% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.16%
Administrator Class	0.10
Institutional Class	0.08

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through February 28, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 0.90% for Class A shares, 1.65% for Class C shares, 0.75% for Administrator Class shares, and 0.60% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

Notes to financial statements	Wells Fargo Strategic Income Fund	31

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, and Administrator Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities were as follows:

	Purchases at cost		Sales proceeds
	U.S. government	Non-U.S. government	U.S. government	Non-U.S. government
Year ended September 30, 2016*	$703,248	$17,486,496	$577,055	$10,288,417
Year ended October 31, 2015	228,167	15,748,263	227,134	33,719,095

*	For the eleven months ended September 30, 2016. The Fund changed its fiscal year end from October 31 to September 30, effective September 30, 2016

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

As of September 30, 2016, the Fund had unfunded term loan commitments of $334,391.

6. DERIVATIVE TRANSACTIONS

During the eleven months ended September 30, 2016 and the year ended October 31, 2015, the Fund entered into futures contracts to manage duration exposure.

At September 30, 2016, the Fund had long and short futures contracts outstanding as follows:

Expiration date	Counterparty	Contracts	Type	Contract value at September 30, 2016	Unrealized gains (losses)
12-20-2016	JPMorgan	4 Short	U.S. Treasury Bonds	$672,625	$(7,351)
12-20-2016	JPMorgan	2 Long	U.S. Treasury Bonds	367,750	809
12-20-2016	JPMorgan	20 Short	10-Year U.S. Treasury Notes	2,622,500	1,837
12-30-2016	JPMorgan	36 Short	5-Year U.S. Treasury Notes	4,374,563	(8,300)

The Fund had an average notional amount of $157,089 in long futures contracts and $7,576,737 in short futures contracts during the eleven months ended September 30, 2016. As of September 30, 2016, the Fund had segregated securities on its portfolio and $41,443 as cash collateral for open futures contracts.

The Fund had an average notional amount of $1,410,978 in long futures contracts and $15,066,258 in short futures contracts during the year ended October 31, 2015.

During the eleven months ended September 30, 2016 and the year ended October 31, 2015, the Fund entered into forward foreign currency contracts for economic hedging purposes.

32	Wells Fargo Strategic Income Fund	Notes to financial statements

At September 30, 2016, the Fund had forward foreign currency contracts outstanding as follows:

Forward foreign currency contracts to buy:

Exchange date	Counterparty	Contracts to receive		U.S. value at September 30, 2016	In exchange for U.S. $	Unrealized losses
10-11-2016	State Street Bank	1,450,000	GBP	$1,879,736	$1,927,881	$(48,145)

Forward foreign currency contracts to sell:

Exchange date	Counterparty	Contracts to deliver		U.S. value at September 30, 2016	In exchange for U.S. $	Unrealized gains (losses)
10-11-2016	State Street Bank	1,450,000	GBP	$1,879,736	$1,870,761	$(8,975)
10-31-2016	Morgan Stanley	250,000	GBP	324,217	330,583	6,366
10-31-2016	Morgan Stanley	500,000	EUR	562,380	563,034	654

The Fund had average contract amounts of $675,060 and $1,754,496 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the eleven months ended September 30, 2016.

The Fund had average contract amounts of $1,063,731 and $6,412,336 in forward foreign currency contracts to buy and forward foreign currency contracts to sell, respectively, during the year ended October 31, 2015.

The Fund enters into credit default swap contracts as a substitute for taking a position in the underlying security or basket of securities or to potentially enhance the Fund’s total return.

As of September 30, 2016, the Fund did not have any open credit default swaps. The Fund had an average notional balance of $463,567 and $138,329 during the eleven months ended September 30, 2016 and the year ended October 31, 2015, respectively.

A summary of derivative instruments by primary risk exposure is outlined in the following tables.

The fair value of derivative instruments as of September 30, 2016 was as follows for the Fund:

	Asset derivatives			Liability derivatives
	Statement of Assets and Liabilities location	Fair value		Statement of Assets and Liabilities location	Fair value
Interest rate risk	Receivable for daily variation margin on open futures contracts	$21,906	*	Payable for daily variation margin on open futures contracts	$4,313	*
Foreign currency risk	Unrealized gains on forward foreign currency contracts	7,020		Unrealized losses on forward foreign currency contracts	57,120
		$28,926			$61,433

*	Only the current day’s variation margin as of September 30, 2016 is reported separately on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the eleven months ended September 30, 2016 was as follows for the Fund:

	Amount of realized losses on derivatives			Change in unrealized gains (losses) on derivatives
	Futures contracts	Forward currency contracts	Credit default swaps	Futures contracts	Forward currency contracts	Credit default swaps
Interest rate risk	$(312,731)	$0	$0	$(70,666)	$0	$0
Foreign currency risk	0	(176,269)	0	0	(5,202)	0
Credit risk	0	0	(7,531)	0	0	(1,436)
	$(312,731)	$(176,269)	$(7,531)	$(70,666)	$(5,202)	$(1,436)

Notes to financial statements	Wells Fargo Strategic Income Fund	33

The effect of derivative instruments on the Statement of Operations for the year ended October 31, 2015 was as follows for the Fund:

	Amount of realized gains (losses) on derivatives			Change in unrealized gains (losses) on derivatives
	Futures contracts	Forward currency contracts	Credit default swaps	Futures contracts	Forward currency contracts	Credit default swaps
Interest rate risk	$(614,950)	$0	$0	$169,920	$0	$0
Foreign currency risk	0	740,294	0	0	(231,831)	0
Credit risk	0	0	2,320	0	0	1,436
	$(614,950)	$740,294	$2,320	$169,920	$(231,831)	$1,436

For certain types of derivative transactions, the Fund has entered into International Swaps and Derivatives Association, Inc. master agreements (“ISDA Master Agreements”) or similar agreements with approved counterparties. The ISDA Master Agreements or similar agreements may have requirements to deliver/deposit securities or cash to/with an exchange or broker-dealer as collateral and allows the Fund to offset, with each counterparty, certain derivative financial instrument’s assets and/or liabilities with collateral held or pledged. Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives while collateral terms are contract specific for over-the-counter traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under ISDA Master Agreements or similar agreements, if any, are reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, are noted in the Portfolio of Investments. With respect to balance sheet offsetting, absent an event of default by the counterparty or a termination of the agreement, the reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities are not offset across transactions between the Fund and the applicable counterparty. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by derivative type, including any collateral exposure, is as follows:

Derivative type	Counterparty	Gross amounts of assets in the Statement of Assets and Liabilities		Amounts subject to netting agreements	Collateral received	Net amount of assets
Futures – variation margin	JPMorgan	$21,906		$(4,313)	$0	$17,593
Forward foreign currency contracts	Morgan Stanley	7,020	*	0	0	7,020
*	Amount represents net unrealized gains.

Derivative type	Counterparty	Gross amounts of liabilities in the Statement of Assets and Liabilities		Amounts subject to netting agreements	Collateral pledged	Net amount of liabilities
Futures – variation margin	JPMorgan	$4,313		$(4,313)	$0	$0
Forward foreign currency contracts	State Street Bank	57,120	**	0	0	57,120
**	Amount represents net unrealized losses.

7. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and an annual commitment fee equal to 0.20% of the unused balance was allocated to each participating fund. Prior to September 1, 2015, the revolving credit agreement amount was $150,000,000 and an annual commitment fee equal to 0.10% of the unused balance was allocated to each participating fund.

For the eleven months ended September 30, 2016 and the year ended October 31, 2015, there were no borrowings by the Fund under the agreement.

34	Wells Fargo Strategic Income Fund	Notes to financial statements

8. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid were as follows:

	Eleven months ended September 30, 2016	Year ended October 31
		2015	2014
Ordinary income	$392,549	$984,146	$893,748
Long-term capital gain	0	0	1,943
Tax basis return of capital	154,755	111,450	0

As of September 30, 2016, the components of distributable earnings on a tax basis were as follows:

Unrealized losses	Capital loss carryforward
$(263,669)	$(1,670,897)

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

10. SUBSEQUENT DISTRIBUTIONS

On November 23, 2016, the Fund declared distributions from net investment income to shareholders of record on November 22, 2016. The per share amounts payable on November 25, 2016 were as follows:

Net investment income
Class A	$0.02795
Class C	0.01977
Administrator Class	0.02820
Institutional Class	0.03155

These distributions are not reflected in the accompanying financial statements. The final determination of the source of all distributions is subject to change and made after the Fund’s tax year-end.

Report of independent registered public accounting firm	Wells Fargo Strategic Income Fund	35

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Strategic Income Fund (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2016, and the related statements of operations for the period then ended and year ended October 31, 2015, the statements of changes in net assets for the period ended September 30, 2016 and for each of the years in the two-year period ended October 31, 2015, and the financial highlights for the period ended September 30, 2016 and each of the years or periods in the three-year period ended October 31, 2015. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Strategic Income Fund as of September 30, 2016, the results of its operations for the period then ended and year ended October 31, 2015, the changes in its net assets for the period ended September 30, 2016 and for each of the years in the two-year period ended October 31, 2015, and the financial highlights for the period ended September 30, 2016 and each of the years or periods in the three-year period ended October 31, 2015, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 23, 2016

36	Wells Fargo Strategic Income Fund	Other information (unaudited)

TAX INFORMATION

For the fiscal eleven months ended September 30, 2016, $392,549 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Strategic Income Fund	37

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 138 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

38	Wells Fargo Strategic Income Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016[3]	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 70 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 68 funds and Assistant Treasurer of 70 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

Other information (unaudited)	Wells Fargo Strategic Income Fund	39

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Strategic Income Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); (ii) an investment sub-advisory agreement with Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management; and (iii) an investment sub-advisory agreement with First International Advisors, LLC (“FIA”), an affiliate of Funds Management. The sub-advisory agreements with WellsCap and FIA (the “Sub-Advisers”) are collectively referred to as the “Sub-Advisory Agreements,” and the Management Agreement and the Sub-Advisory Agreements are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Advisers and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Advisers were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Advisers about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Advisers under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Advisers to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Advisers. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark

40	Wells Fargo Strategic Income Fund	Other information (unaudited)

index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was lower than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was lower than its benchmark, the Barclays U.S. Universal Bond Index, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods noted above. The Board took note of the explanations for the relative underperformance in these periods, including with respect to market factors and investment decisions that affected the Fund’s performance and noted the short performance history of the Fund.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to each of the Sub-Advisers for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Advisers for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Advisers, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Advisers, the Board ascribed limited relevance to the allocation of fees between them.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Advisers under the Sub-Advisory Agreements was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Advisers from providing services to the fund family as a whole, noting that the Sub-Advisers’ profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo Strategic Income Fund	41

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Advisers

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Advisers’ business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Advisers, fees earned by Funds Management and WellsCap from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Advisers, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Advisers under each of the Advisory Agreements was reasonable.

42	Wells Fargo Strategic Income Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

246391 11-16 A263/AR263 09-16

Annual Report

September 30, 2016

Wells Fargo C&B Mid Cap Value Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo C&B Mid Cap Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo C&B Mid Cap Value Fund for the 12-month period that ended September 30, 2016. During this period, which began October 1, 2015, U.S. and international stock markets experienced bouts of heightened volatility, with intermittent sell-offs interspersed with rebounds. Despite market fluctuations throughout the year, U.S. small-, mid-, and large-cap stocks delivered double-digit positive results overall for the 12-month reporting period, as measured by the Russell 2000® Index,1 the Russell Midcap® Index,2 and the Russell 1000® Index,3 respectively. Small-cap U.S. stocks performed best, followed by large- and mid-cap stocks. International stocks overall also delivered positive results for the period.

Despite ongoing concerns, U.S. stocks generally rose in the fourth quarter of 2015; international markets lagged.

While U.S. stocks overall delivered favorable results in the quarter, stock markets outside the U.S. failed to keep pace as economic concerns, including China’s ongoing slowdown, continued to affect many countries. U.S. economic data released during the quarter indicated the economy remained solid, although the strong U.S. dollar and weakness in international economies remained headwinds. In December, the Federal Reserve (Fed), as expected, raised its target interest rate by 25 basis points (100 basis points equals 1.00%) after keeping it near zero for seven years. The move reflected confidence in the U.S. economy’s ability to stay healthy with less central-bank support. The Fed also clarified that future interest-rate increases would be gradual.

In the first quarter of 2016, market volatility increased globally amid ongoing concerns.

Stock markets worldwide fluctuated widely in the first quarter of 2016. Most sold off sharply in the first six weeks of the year on concerns such as weak global growth, falling commodity prices, and uncertainty over the timing and impact of the Fed’s interest-rate increases. As the quarter progressed, fears abated somewhat and global markets generally rallied. The U.S. economy ended the quarter on a positive note as much of the quarter’s data reflected resiliency. With ongoing uncertainties about global growth and financial markets, however, the Fed held off from raising the target interest rate during the quarter. Outside the U.S., the eurozone fell into deflation in February; in response, the European Central Bank (ECB) announced an expansion of its stimulus program. In China, the government in March set an anticipated growth rate of 6.5% to 7.0% for 2016, an acknowledgment of weakening growth. In emerging markets, although central-bank stimulus and improved prices for oil and other commodities led to stock-market rallies in the quarter, many of these countries’ economies face the potential of credit downgrades due to challenges such as the likelihood of a stronger U.S. dollar, which would make dollar-denominated debt more expensive.

Worries over interest rates and the U.K.’s Brexit vote largely drove markets during the second quarter of 2016.

U.S. stocks began the quarter in positive territory but started to lose steam in early May on worries that a possible June interest-rate increase by the Fed could hurt

[1]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

[3]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo C&B Mid Cap Value Fund	3

the market. In mid-May, stocks briefly plunged following comments by Fed officials noting that a June interest-rate increase remained on the table. But once investors had processed this information, stocks again rallied, finishing up for the month. The first three weeks of June brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the E.U. The U.K.’s Brexit vote on June 23 shocked countries in Europe and much of the rest of the world. Stock markets fell as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rallied as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global growth. By quarter-end, the broad U.S. stock market had moved back into positive territory.

U.S. stocks delivered generally positive results in the third quarter of 2016.

The rally in U.S. stocks continued into early July 2016. U.S. stocks then generally continued to move upward at a more moderate pace, reaching a quarterly peak in August before the upward momentum started to lose some steam. Markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Fed, ECB, Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. Although many U.S. investors had doubted the Fed would increase interest rates in September, hawkish comments by several Fed officials in early September raised concerns, sending stock and bond prices downward. However, immediately following the Fed’s September 20 meeting, stocks surged on news that the Fed had decided to leave short-term interest rates unchanged for the time being and had signaled its intention to increase rates by year-end. The Fed also lowered its estimates for long-term economic growth and adjusted its anticipated pace of future rate increases. U.S. small-cap stocks in particular benefited from a renewed investor focus on fundamentals and from healthy merger and acquisition activity.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Fed, ECB, Bank of England, and Bank of Japan.

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo C&B Mid Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks maximum long-term return (current income and capital appreciation), consistent with minimizing risk to principal.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Cooke and Bieler, L.P.

Portfolio managers

Andrew B. Armstrong, CFA®

Steve Lyons, CFA®

Michael M. Meyer, CFA®

Edward W. O’Connor, CFA®

R. James O’Neil, CFA®

Mehul Trivedi, CFA®

William Weber, CFA®

Average annual total returns (%) as of September 30, 2016

		Including sales charge			Excluding sales charge			Expense ratios[1] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[2]
Class A (CBMAX)	7-26-2004	10.02	14.97	6.08	16.73	16.34	6.71	1.31	1.25
Class B (CBMBX)*	7-26-2004	10.85	15.25	6.14	15.85	15.47	6.14	2.06	2.00
Class C (CBMCX)	7-26-2004	14.86	15.48	5.91	15.86	15.48	5.91	2.06	2.00
Administrator Class (CBMIX)	7-26-2004	–	–	–	16.82	16.40	6.79	1.23	1.15
Institutional Class (CBMSX)	7-26-2004	–	–	–	17.11	16.69	7.06	0.98	0.90
Russell Midcap® Value Index[3]	–	–	–	–	17.26	17.38	7.89	–	–
*	At the close of business on December 5, 2016, existing Class B shareholders were converted to Class A shareholders. Effective December 6, 2016, Class B shares are no longer offered by the Fund.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo C&B Mid Cap Value Fund	5

Growth of $10,000 investment as of September 30, 2016[4]

[1]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[2]	The manager has contractually committed through January 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[3]	The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price/book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index.

[4]	The chart compares the performance of Class A shares for the most recent ten years with the Russell Midcap® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[5]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[6]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo C&B Mid Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed the Russell Midcap® Value Index for the 12-month period that ended September 30, 2016.

■	Sector allocation negatively affected the Fund’s performance; underweights to the real estate and utilities sectors continued to drag on results. Strong stock selection contributed positively to performance, driven primarily by holdings in the consumer discretionary, health care, and energy sectors.

■	Increasing economic and political uncertainties worldwide led investors to trade into higher-dividend-yielding stocks. However, we remain committed to our disciplined, fundamental stock-selection process.

Increasing economic and political uncertainty around the globe has pushed interest rates down, and investors have responded by trading into stocks that offer the highest dividend yields. The late-June 2016 decision by U.K. voters to leave the European Union added further fuel to this trend. In this context, we believe our long-term, fundamental perspective in an increasingly short-term-oriented world may continue to drive value creation.

The primary detractor from relative performance was sector allocation, due largely to the Fund’s lack of exposure to high-dividend-yielding equity sectors.

Lack of exposure to higher-dividend-yielding equity sectors, including utilities and real estate, hindered the Fund’s performance. High valuations in these sectors have led us to refrain from currently investing in these sectors. Also, overweights to the health care, consumer discretionary, and financials sectors negatively affected results as these sectors underperformed relative to the benchmark index. Individual holdings that detracted from results included PRA Group, Incorporated; MEDNAX, Incorporated; TCF Financial Corporation; Gildan Activewear Incorporated; and Quanex Building Products Corporation.

Ten largest holdings (%) as of September 30, 2016[5]
RenaissanceRe Holdings Limited	3.61
Laboratory Corporation of America Holdings	3.18
PRA Group Incorporated	3.15
State Street Corporation	3.04
Omnicom Group Incorporated	2.85
MEDNAX Incorporated	2.82
Endurance Specialty Holdings Limited	2.82
Crown Holdings Incorporated	2.80
First Cash Finacial Services Incorporated	2.70
TCF Financial Corporation	2.68

Sector distribution as of September 30, 2016[6]

                                    [CHART]

Stock selection delivered the primary contribution to the Fund’s relative performance during the 12-month period.

A number of the Fund’s holdings generated strong returns, especially in the consumer discretionary, health care, and energy sectors. Among individual stocks, contributors included Woodward, Incorporated; Reliance Steel & Aluminum Company; Tetra Tech Incorporated; Penske Automotive Group, Incorporated; and Linear Technology Corporation.

During the period, we added a number of holdings to the Fund and exited some other positions.

Our investment process has continued to function well, and volatility in the market has allowed us to uncover a number of potentially attractive opportunities. During the 12-month period, we purchased companies with, in our view, attractive valuations as well as companies that may enhance our strategic positioning. These included the following: Alliance Data Systems Corporation, a data-driven and transaction-based provider of loyalty and marketing solutions; AMETEK, Incorporated, a global manufacturer of electronic instruments and electrochemical devices; Axalta Coating Systems Limited, a manufacturer of coatings for industrial applications; Brinker International, Incorporated, a leading casual-dining restaurant company; CBRE Group, Incorporated, the world’s largest commercial real estate-services provider; Penske Automotive Group, Incorporated,

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo C&B Mid Cap Value Fund	7

a leading automotive retailer; SVB Financial Group, a commercial bank; Tiffany & Company, a high-end jewelry retailer; United Natural Foods, Incorporated, a specialty foods distributor; and Whirlpool Corporation, a global manufacturer of home appliances.

We eliminated several positions that had reached our valuation targets: Devon Energy Corporation, an independent natural gas and petroleum producer; G&K Services, Incorporated, a workplace uniform and facilities services provider; Hasbro, Incorporated, a multinational toy manufacturer; Kennametal Incorporated, a manufacturer of highly engineered metal tools and materials; Steelcase Incorporated, a designer, manufacturer, and marketer of office furniture; Stewart Information Services Corporation, a global title-insurance and real estate-services company; and Teleflex Incorporated, a provider of specialty medical devices.

We also eliminated Noble Energy, Incorporated, a petroleum and natural gas exploration and production company, as we felt investors had become overly enthusiastic about its prospects. We eliminated Knowles Corporation, a provider of components and services for a broad range of hearing instruments, when we became disappointed with some recent management decisions and found a solid exit opportunity.

We remain focused on our process and optimistic about the future.

Although certain areas of the market currently appear expensive in terms of valuations, we remain generally constructive on the economy and the equity market and especially on the Fund’s positioning in stocks that we view as high quality. Perhaps more than any other major stock index, the Russell Midcap® Value Index has challenged active managers for a number of years. It has heavy allocations to sectors heavily composed of high-dividend-yielding stocks that can serve as bond proxies; as interest rates have fallen, those sectors have done well. While some active managers have thrown in the towel in the face of this challenge, we have stayed true to our belief that long-term success is built by holding positions in companies that display attractive fundamentals and not just attractive current yields. We are confident in the Fund’s portfolio of financially strong companies with favorable underlying economics. We believe our patience may be rewarded, driven by our disciplined, fundamental stock-selection process.

Please see footnotes on page 5.

8	Wells Fargo C&B Mid Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2016 to September 30, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2016	Ending account value 9-30-2016	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,084.48	$6.51	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.31	1.25%
Class B
Actual	$1,000.00	$1,080.50	$10.40	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.00	$10.08	2.00%
Class C
Actual	$1,000.00	$1,080.36	$10.40	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.00	$10.08	2.00%
Administrator Class
Actual	$1,000.00	$1,084.95	$5.99	1.15%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.81	1.15%
Institutional Class
Actual	$1,000.00	$1,086.46	$4.69	0.90%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.50	$4.55	0.90%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2016	Wells Fargo C&B Mid Cap Value Fund	9

Security name	Shares	Value

Common Stocks: 98.83%

Consumer Discretionary: 14.63%

Automobiles: 0.98%
Winnebago Industries Incorporated	72,000	$1,697,040

Hotels, Restaurants & Leisure: 1.44%
Brinker International Incorporated	49,600	2,501,328

Household Durables: 2.38%
Helen of Troy Limited †	22,700	1,956,059
Whirlpool Corporation	13,500	2,189,160

		4,145,219

Media: 2.85%
Omnicom Group Incorporated	58,300	4,955,500

Specialty Retail: 4.86%
Penske Auto Group Incorporated «	53,000	2,553,540
Sally Beauty Holdings Incorporated †	152,400	3,913,632
Tiffany & Company	27,300	1,982,799

		8,449,971

Textiles, Apparel & Luxury Goods: 2.12%
Gildan Activewear Incorporated «	131,800	3,683,810

Consumer Staples: 1.21%

Food & Staples Retailing: 1.21%
United Natural Foods Incorporated †	52,500	2,102,100

Energy: 1.78%

Oil, Gas & Consumable Fuels: 1.78%
World Fuel Services Corporation	67,000	3,099,420

Financials: 28.49%

Banks: 7.24%
Commerce Bancshares Incorporated	73,802	3,635,487
SVB Financial Group †	38,800	4,288,952
TCF Financial Corporation	320,800	4,654,808

		12,579,247

Capital Markets: 3.04%
State Street Corporation	75,900	5,284,917

Consumer Finance: 5.86%
First Cash Finacial Services Incorporated	99,900	4,703,292
PRA Group Incorporated †	158,800	5,484,952

		10,188,244

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo C&B Mid Cap Value Fund	Portfolio of investments—September 30, 2016

Security name	Shares	Value

Insurance: 12.35%
Endurance Specialty Holdings Limited	74,900	$4,902,205
FNF Group	113,200	4,178,212
RenaissanceRe Holdings Limited	52,300	6,284,368
The Progressive Corporation	104,090	3,278,835
Torchmark Corporation	44,400	2,836,716

		21,480,336

Health Care: 9.80%

Health Care Equipment & Supplies: 1.54%
Becton Dickinson & Company	14,900	2,677,977

Health Care Providers & Services: 8.26%
Cardinal Health Incorporated	50,500	3,923,850
Laboratory Corporation of America Holdings †	40,200	5,526,696
MEDNAX Incorporated †	74,100	4,909,125

		14,359,671

Industrials: 23.25%

Aerospace & Defense: 2.01%
Rockwell Collins Incorporated	41,500	3,500,110

Building Products: 2.01%
Quanex Building Products Corporation	203,100	3,505,506

Commercial Services & Supplies: 1.85%
Tetra Tech Incorporated	90,600	3,213,582

Electrical Equipment: 3.72%
AMETEK Incorporated	45,100	2,154,878
Eaton Corporation plc	65,700	4,317,147

		6,472,025

Machinery: 8.22%
Donaldson Company Incorporated	69,700	2,601,901
Graco Incorporated	42,200	3,122,800
Parker-Hannifin Corporation	32,300	4,054,619
Woodward Governor Company	72,200	4,511,056

		14,290,376

Trading Companies & Distributors: 5.44%
AerCap Holdings NV †	119,400	4,595,706
W.W. Grainger Incorporated	11,100	2,495,724
WESCO International Incorporated †	38,400	2,361,216

		9,452,646

Information Technology: 8.73%

IT Services: 4.44%
Alliance Data Systems Corporation †	16,700	3,582,651
Moneygram International Incorporated †	292,493	2,076,700

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2016	Wells Fargo C&B Mid Cap Value Fund	11

Security name		Shares	Value

IT Services (continued)
The Western Union Company		99,000	$2,061,180

			7,720,531

Semiconductors & Semiconductor Equipment: 4.29%
Entegris Incorporated †		194,900	3,395,158
Linear Technology Corporation		68,600	4,067,294

			7,462,452

Materials: 9.96%

Chemicals: 1.90%
Axalta Coating Systems Limited †		117,100	3,310,417

Containers & Packaging: 4.45%
Ball Corporation		35,000	2,868,250
Crown Holdings Incorporated †		85,300	4,869,777

			7,738,027

Metals & Mining: 1.40%
Reliance Steel & Aluminum Company		33,800	2,434,614

Paper & Forest Products: 2.21%
Schweitzer-Mauduit International Incorporated		99,500	3,836,720

Real Estate: 0.98%

Real Estate Management & Development: 0.98%
CBRE Group Incorporated Class A †		60,900	1,703,982

Total Common Stocks (Cost $142,311,285)			171,845,768

	Yield
Short-Term Investments: 4.54%

Investment Companies: 4.54%
Securities Lending Cash Investments LLC (l)(r)(u)	0.65%	5,691,200	5,691,200
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.34	2,192,563	2,192,563

Total Short-Term Investments (Cost $7,883,763)			7,883,763

Total investments in securities (Cost $150,195,048) *	103.37%	179,729,531
Other assets and liabilities, net	(3.37)	(5,854,152)

Total net assets	100.00%	$173,875,379

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $150,679,658 and unrealized gains (losses) consists of:

Gross unrealized gains	$32,859,197
Gross unrealized losses	(3,809,324)

Net unrealized gains	$29,049,873

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo C&B Mid Cap Value Fund	Statement of assets and liabilities—September 30, 2016

Assets
Investments
In unaffiliated securities (including $5,619,260 of securities loaned), at value (cost $142,311,285)	$171,845,768
In affiliated securities, at value (cost $7,883,763)	7,883,763

Total investments, at value (cost $150,195,048)	179,729,531
Receivable for Fund shares sold	77,471
Receivable for dividends	100,444
Receivable for securities lending income	2,556
Prepaid expenses and other assets	34,867

Total assets	179,944,869

Liabilities
Payable for Fund shares redeemed	168,138
Payable upon receipt of securities loaned	5,691,200
Management fee payable	101,690
Distribution fees payable	4,799
Administration fees payable	28,704
Accrued expenses and other liabilities	74,959

Total liabilities	6,069,490

Total net assets	$173,875,379

NET ASSETS CONSIST OF
Paid-in capital	$218,706,521
Undistributed net investment income	242,876
Accumulated net realized losses on investments	(74,608,501)
Net unrealized gains on investments	29,534,483

Total net assets	$173,875,379

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$120,020,373
Shares outstanding – Class A1	4,100,182
Net asset value per share – Class A	$29.27
Maximum offering price per share – Class A2	$31.06
Net assets – Class B	$77,990
Shares outstanding – Class B1	2,793
Net asset value per share – Class B	$27.92
Net assets – Class C	$7,314,270
Shares outstanding – Class C1	262,796
Net asset value per share – Class C	$27.83
Net assets – Administrator Class	$8,302,160
Shares outstanding – Administrator Class[1]	280,178
Net asset value per share – Administrator Class	$29.63
Net assets – Institutional Class	$38,160,586
Shares outstanding – Institutional Class[1]	1,292,250
Net asset value per share – Institutional Class	$29.53

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended September 30, 2016	Wells Fargo C&B Mid Cap Value Fund	13

Investment income
Dividends (net of foreign withholding taxes of $6,884)	$2,325,207
Securities lending income, net	32,060
Income from affiliated securities	16,094

Total investment income	2,373,361

Expenses
Management fee	1,238,509
Administration fees
Class A	248,527
Class B	202
Class C	14,747
Administrator Class	11,030
Institutional Class	31,026
Investor Class	23,421	[1]
Shareholder servicing fees
Class A	295,866
Class B	241
Class C	17,556
Administrator Class	21,211
Investor Class	18,297	[1]
Distribution fees
Class B	721
Class C	52,668
Custody and accounting fees	18,488
Professional fees	40,270
Registration fees	68,621
Shareholder report expenses	49,643
Trustees’ fees and expenses	15,942
Other fees and expenses	9,321

Total expenses	2,176,307
Less: Fee waivers and/or expense reimbursements	(169,341)

Net expenses	2,006,966

Net investment income	366,395

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	7,300,682
Net change in unrealized gains (losses) on investments	17,600,698

Net realized and unrealized gains (losses) on investments	24,901,380

Net increase in net assets resulting from operations	$25,267,775

[1]	For the period from October 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo C&B Mid Cap Value Fund	Statement of changes in net assets

	Year ended September 30, 2016		Year ended September 30, 2015

Operations
Net investment income		$366,395		$307,783
Net realized gains on investments		7,300,682		21,451,778
Net change in unrealized gains (losses) on investments		17,600,698		(19,714,772)

Net increase in net assets resulting from operations		25,267,775		2,044,789

Distributions to shareholders from
Net investment income
Class A		(221,257)		(42,042)
Administrator Class		(20,557)		(21,549)
Institutional Class		(109,235)		(168,429)
Investor Class		0 [1]		(138,589)

Total distributions to shareholders		(351,049)		(370,609)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,470,268	119,152,053	72,922	1,938,440
Class B	0	0	307	8,000
Class C	34,688	897,420	25,429	655,305
Administrator Class	23,525	632,143	32,971	883,924
Institutional Class	948,461	26,675,954	316,984	8,567,375
Investor Class	29,800 [1]	784,378 [1]	538,848	14,534,157

		148,141,948		26,587,201

Reinvestment of distributions
Class A	8,427	219,598	1,632	41,628
Administrator Class	474	12,485	502	12,938
Institutional Class	2,752	72,162	4,856	124,658
Investor Class	0 [1]	0 [1]	5,349	137,151

		304,245		316,375

Payment for shares redeemed
Class A	(1,169,247)	(32,299,187)	(133,726)	(3,568,794)
Class B	(1,734)	(44,690)	(2,747)	(69,330)
Class C	(52,342)	(1,354,172)	(55,081)	(1,405,528)
Administrator Class	(126,420)	(3,361,427)	(153,262)	(4,133,075)
Institutional Class	(378,243)	(10,129,726)	(931,932)	(25,602,156)
Investor Class	(4,103,703)[1]	(109,800,701)[1]	(1,121,227)	(30,196,090)

		(156,989,903)		(64,974,973)

Net decrease in net assets resulting from capital share transactions		(8,543,710)		(38,071,397)

Total increase (decrease) in net assets		16,373,016		(36,397,217)

Net assets
Beginning of period		157,502,363		193,899,580

End of period		$173,875,379		$157,502,363

Undistributed net investment income		$242,876		$263,500

[1]	For the period from October 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo C&B Mid Cap Value Fund	15

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$25.12	$25.26	$23.74	$18.22	$14.06
Net investment income	0.07 [1]	0.05 [1]	0.06	0.10 [1]	0.16
Net realized and unrealized gains (losses) on investments	4.13	(0.14)	1.55	5.60	4.10

Total from investment operations	4.20	(0.09)	1.61	5.70	4.26
Distributions to shareholders from
Net investment income	(0.05)	(0.05)	(0.09)	(0.18)	(0.10)
Net asset value, end of period	$29.27	$25.12	$25.26	$23.74	$18.22
Total return[2]	16.73%	(0.36)%	6.78%	31.59%	30.42%
Ratios to average net assets (annualized)
Gross expenses	1.33%	1.35%	1.35%	1.38%	1.38%
Net expenses	1.24%	1.20%	1.20%	1.20%	1.20%
Net investment income	0.27%	0.18%	0.24%	0.49%	0.97%
Supplemental data
Portfolio turnover rate	35%	41%	55%	48%	25%
Net assets, end of period (000s omitted)	$120,020	$19,862	$21,465	$19,468	$13,466

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo C&B Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$24.10	$24.36	$22.99	$17.61	$13.60
Net investment income (loss)	(0.14)[1]	(0.15)[1]	(0.14)[1]	(0.05)[1]	0.02 [1]
Net realized and unrealized gains (losses) on investments	3.96	(0.11)	1.51	5.43	3.99

Total from investment operations	3.82	(0.26)	1.37	5.38	4.01
Net asset value, end of period	$27.92	$24.10	$24.36	$22.99	$17.61
Total return[2]	15.85%	(1.11)%	6.00%	30.55%	29.49%
Ratios to average net assets (annualized)
Gross expenses	2.08%	2.10%	2.10%	2.13%	2.12%
Net expenses	1.98%	1.95%	1.95%	1.95%	1.95%
Net investment income (loss)	(0.54)%	(0.59)%	(0.56)%	(0.26)%	0.14%
Supplemental data
Portfolio turnover rate	35%	41%	55%	48%	25%
Net assets, end of period (000s omitted)	$78	$109	$170	$701	$1,338

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo C&B Mid Cap Value Fund	17

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$24.02	$24.29	$22.92	$17.60	$13.59
Net investment income (loss)	(0.14)[1]	(0.15)[1]	(0.13)[1]	(0.05)[1]	0.03 [1]
Net realized and unrealized gains (losses) on investments	3.95	(0.12)	1.50	5.42	3.98

Total from investment operations	3.81	(0.27)	1.37	5.37	4.01
Distributions to shareholders from
Net investment income	0.00	0.00	0.00	(0.05)	0.00
Net asset value, end of period	$27.83	$24.02	$24.29	$22.92	$17.60
Total return[2]	15.86%	(1.11)%	5.98%	30.58%	29.51%
Ratios to average net assets (annualized)
Gross expenses	2.08%	2.10%	2.10%	2.13%	2.13%
Net expenses	1.98%	1.95%	1.95%	1.95%	1.95%
Net investment income (loss)	(0.55)%	(0.57)%	(0.52)%	(0.26)%	0.21%
Supplemental data
Portfolio turnover rate	35%	41%	55%	48%	25%
Net assets, end of period (000s omitted)	$7,314	$6,737	$7,531	$7,598	$5,254

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo C&B Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$25.42	$25.54	$24.01	$18.42	$14.22
Net investment income	0.08 [1]	0.06 [1]	0.07 [1]	0.11 [1]	0.17 [1]
Net realized and unrealized gains (losses) on investments	4.19	(0.13)	1.56	5.67	4.14

Total from investment operations	4.27	(0.07)	1.63	5.78	4.31
Distributions to shareholders from
Net investment income	(0.06)	(0.05)	(0.10)	(0.19)	(0.11)
Net asset value, end of period	$29.63	$25.42	$25.54	$24.01	$18.42
Total return	16.82%	(0.30)%	6.82%	31.65%	30.44%
Ratios to average net assets (annualized)
Gross expenses	1.25%	1.21%	1.19%	1.21%	1.21%
Net expenses	1.15%	1.15%	1.15%	1.15%	1.15%
Net investment income	0.28%	0.22%	0.26%	0.53%	1.00%
Supplemental data
Portfolio turnover rate	35%	41%	55%	48%	25%
Net assets, end of period (000s omitted)	$8,302	$9,725	$12,830	$19,525	$10,636

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo C&B Mid Cap Value Fund	19

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$25.34	$25.49	$23.95	$18.38	$14.19
Net investment income	0.16	0.10	0.14	0.17 [1]	0.23
Net realized and unrealized gains (losses) on investments	4.17	(0.12)	1.55	5.64	4.11

Total from investment operations	4.33	(0.02)	1.69	5.81	4.34
Distributions to shareholders from
Net investment income	(0.14)	(0.13)	(0.15)	(0.24)	(0.15)
Net asset value, end of period	$29.53	$25.34	$25.49	$23.95	$18.38
Total return	17.11%	(0.09)%[2]	7.09%	31.98%	30.80%
Ratios to average net assets (annualized)
Gross expenses	1.00%	0.94%	0.92%	0.95%	0.95%
Net expenses	0.90%	0.90%	0.90%	0.90%	0.90%
Net investment income	0.54%	0.47%	0.54%	0.82%	1.31%
Supplemental data
Portfolio turnover rate	35%	41%	55%	48%	25%
Net assets, end of period (000s omitted)	$38,161	$18,229	$33,881	$24,628	$24,983

[1]	Calculated based upon average shares outstanding

[2]	Total return reflects adjustments to conform with generally accepted accounting principles.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo C&B Mid Cap Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo C&B Mid Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares became Class A shares in a tax-free conversion. Shareholders of Investor Class received Class A shares at a value equal to the value of their Investor Class shares immediately prior to the conversion. Investor Class shares are no longer offered by the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy

Notes to financial statements	Wells Fargo C&B Mid Cap Value Fund	21

by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At September 30, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Underdistributed net investment income	Accumulated net realized losses on investments
$(35,970)	$35,970

As of September 30, 2016, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $74,123,891 with $54,905,219 expiring in 2017 and $19,218,672 expiring in 2018.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

22	Wells Fargo C&B Mid Cap Value Fund	Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$25,432,868	$0	$0	$25,432,868
Consumer staples	2,102,100	0	0	2,102,100
Energy	3,099,420	0	0	3,099,420
Financials	49,532,744	0	0	49,532,744
Health care	17,037,648	0	0	17,037,648
Industrials	40,434,245	0	0	40,434,245
Information technology	15,182,983	0	0	15,182,983
Materials	17,319,778	0	0	17,319,778
Real estate	1,703,982	0	0	1,703,982

Short-term investments
Investment companies	2,192,563	0	0	2.192,563
Investments measured at net asset value*				5,691,200
Total assets	$174,038,331	$0	$0	$179,729,531

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $5,691,200 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At September 30, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES AND OTHER EXPENSES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.75% and declining to 0.63% as the average daily net assets of the Fund increase. For the year ended September 30, 2016, the management fee was equivalent to an annual rate of 0.75% of the Fund’s average daily net assets.

Notes to financial statements	Wells Fargo C&B Mid Cap Value Fund	23

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. Cooke & Bieler, L.P. is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.21%
Administrator Class, Institutional Class	0.13
Investor Class	0.32

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.25% for Class A shares, 2.00% for Class B shares, 2.00% for Class C shares, 1.15% for Administrator Class shares, and 0.90% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Prior to February 1, 2016, the Fund’s expenses were capped at 1.20% for Class A shares, 1.95% for Class B, and 1.95% for Class C shares.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended September 30, 2016, Funds Distributor received $2,816 from the sale of Class A shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2016 were $55,276,287 and $65,634,283, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged

24	Wells Fargo C&B Mid Cap Value Fund	Notes to financial statements

to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended September 30, 2016, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $351,049 and $370,609 of ordinary income for the years ended September 30, 2016 and September 30, 2015, respectively.

As of September 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Unrealized gains	Capital loss carryforward
$242,876	$29,049,873	$(74,123,891)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo C&B Mid Cap Value Fund	25

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo C&B Mid Cap Value Fund (formerly known as Wells Fargo Advantage C&B Mid Cap Value Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo C&B Mid Cap Value Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 23, 2016

26	Wells Fargo C&B Mid Cap Value Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 100% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2016.

Pursuant to Section 854 of the Internal Revenue Code, $351,049 of income dividends paid during the fiscal year ended September 30, 2016 has been designated as qualified dividend income (QDI).

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo C&B Mid Cap Value Fund	27

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 138 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

28	Wells Fargo C&B Mid Cap Value Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016[3]	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 70 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 68 funds and Assistant Treasurer of 70 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

Other information (unaudited)	Wells Fargo C&B Mid Cap Value Fund	29

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo C&B Mid Cap Value Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Cooke & Bieler, L.P. (the “Sub-Adviser”). The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was lower than its benchmark, the Russell Midcap® Value Index, for all periods under review except for the one-year period.

30	Wells Fargo C&B Mid Cap Value Fund	Other information (unaudited)

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or equal to the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. The Board considered this amount in comparison to the median amount retained by advisers to funds in a sub-advised expense universe that was determined by Broadridge to be similar to the Fund. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. The Board also considered that the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s length basis.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. The Board did not consider profitability with respect to the Sub-Adviser, as the sub-advisory fees paid to the Sub-Adviser had been negotiated by Funds Management on an arm’s-length basis.

Based on its review, the Board did not deem the profits reported by Funds Management to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing

Other information (unaudited)	Wells Fargo C&B Mid Cap Value Fund	31

potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and its affiliate from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management, the Sub-Adviser, and their affiliates were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

32	Wells Fargo C&B Mid Cap Value Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

246392 11-16 A228/AR228 09-16

Annual Report

September 30, 2016

Wells Fargo Common Stock Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Common Stock Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Common Stock Fund for the 12-month period that ended September 30, 2016. During this period, which began October 1, 2015, U.S. and international stock markets experienced bouts of heightened volatility, with intermittent sell-offs interspersed with rebounds. Despite market fluctuations throughout the year, U.S. small-, mid-, and large-cap stocks delivered double-digit positive results overall for the 12-month reporting period, as measured by the Russell 2000® Index,1 the Russell Midcap® Index,2 and the Russell 1000® Index,3 respectively. Small-cap U.S. stocks performed best, followed by large- and mid-cap stocks. International stocks overall also delivered positive results for the period.

Despite ongoing concerns, U.S. stocks generally rose in the fourth quarter of 2015; international markets lagged.

While U.S. stocks overall delivered favorable results in the quarter, stock markets outside the U.S. failed to keep pace as economic concerns, including China’s ongoing slowdown, continued to affect many countries. U.S. economic data released during the quarter indicated the economy remained solid, although the strong U.S. dollar and weakness in international economies remained headwinds. In December, the Federal Reserve (Fed), as expected, raised its target interest rate by 25 basis points (100 basis points equals 1.00%) after keeping it near zero for seven years. The move reflected confidence in the U.S. economy’s ability to stay healthy with less central-bank support. The Fed also clarified that future interest-rate increases would be gradual.

In the first quarter of 2016, market volatility increased globally amid ongoing concerns.

Stock markets worldwide fluctuated widely in the first quarter of 2016. Most sold off sharply in the first six weeks of the year on concerns such as weak global growth, falling commodity prices, and uncertainty over the timing and impact of the Fed’s interest-rate increases. As the quarter progressed, fears abated somewhat and global markets generally rallied. The U.S. economy ended the quarter on a positive note as much of the quarter’s data reflected resiliency. With ongoing uncertainties about global growth and financial markets, however, the Fed held off from raising the target interest rate during the quarter. Outside the U.S., the eurozone fell into deflation in February; in response, the European Central Bank (ECB) announced an expansion of its stimulus program. In China, the government in March set an anticipated growth rate of 6.5% to 7.0% for 2016, an acknowledgment of weakening growth. In emerging markets, although central-bank stimulus and improved prices for oil and other commodities led to stock-market rallies in the quarter, many of these countries’ economies face the potential of credit downgrades due to challenges such as the likelihood of a stronger U.S. dollar, which would make dollar-denominated debt more expensive.

Worries over interest rates and the U.K.’s Brexit vote largely drove markets during the second quarter of 2016.

U.S. stocks began the quarter in positive territory but started to lose steam in early May on worries that a possible June interest-rate increase by the Fed could hurt

[1]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

[3]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Common Stock Fund	3

the market. In mid-May, stocks briefly plunged following comments by Fed officials noting that a June interest-rate increase remained on the table. But once investors had processed this information, stocks again rallied, finishing up for the month. The first three weeks of June brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the E.U. The U.K.’s Brexit vote on June 23 shocked countries in Europe and much of the rest of the world. Stock markets fell as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rallied as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global growth. By quarter-end, the broad U.S. stock market had moved back into positive territory.

U.S. stocks delivered generally positive results in the third quarter of 2016.

The rally in U.S. stocks continued into early July 2016. U.S. stocks then generally continued to move upward at a more moderate pace, reaching a quarterly peak in August before the upward momentum started to lose some steam. Markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Fed, ECB, Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. Although many U.S. investors had doubted the Fed would increase interest rates in September, hawkish comments by several Fed officials in early September raised concerns, sending stock and bond prices downward. However, immediately following the Fed’s September 20 meeting, stocks surged on news that the Fed had decided to leave short-term interest rates unchanged for the time being and had signaled its intention to increase rates by year-end. The Fed also lowered its estimates for long-term economic growth and adjusted its anticipated pace of future rate increases. U.S. small-cap stocks in particular benefited from a renewed investor focus on fundamentals and from healthy merger and acquisition activity.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Fed, ECB, Bank of England, and Bank of Japan.

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Common Stock Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Ann M. Miletti

Average annual total returns (%) as of September 30, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SCSAX)	11-30-2000	5.96	13.37	7.92	12.43	14.72	8.56	1.24	1.24
Class B (SCSKX)*	11-30-2000	6.75	13.65	7.98	11.75	13.89	7.98	1.99	1.99
Class C (STSAX)	11-30-2000	10.52	13.85	7.74	11.52	13.85	7.74	1.99	1.99
Class R6 (SCSRX)	6-28-2013	–	–	–	12.91	15.21	8.85	0.81	0.81
Administrator Class (SCSDX)	7-30-2010	–	–	–	12.59	14.90	8.67	1.16	1.11
Institutional Class (SCNSX)	7-30-2010	–	–	–	12.88	15.17	8.83	0.91	0.86
Russell 2500TM Index[4]	–	–	–	–	14.44	16.30	7.95	–	–
*	At the close of business on December 5, 2016, existing Class B shareholders were converted to Class A shareholders. Effective December 6, 2016, Class B shares are no longer offered by the Fund.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Common Stock Fund	5

Growth of $10,000 investment as of September 30, 2016[5]

[1]	Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, the returns would be higher. Historical performance shown for Administrator Class and Institutional Class shares prior to their inception reflects the performance of Class A shares, and includes the higher expenses applicable to Class A shares. If these expenses had not been included, the returns would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through January 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 1.26% for Class A, 2.01% for Class B, 2.01% for Class C, 0.85% for Class R6, 1.10% for Administrator Class, and 0.85% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Russell 2500TM Index measures the performance of the 2,500 smallest companies in the Russell 3000® Index, which represents approximately 16% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2500TM Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Common Stock Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 2500TM Index, for the 12-month period that ended September 30, 2016.

■	Weak results from holdings in the industrials and financials sectors, lack of exposure to utilities, and an underweight to the real estate sector detracted from performance.

■	Favorable results from holdings in the health care, energy, and materials sectors benefited performance.

Despite a few down months and some short bursts of volatility, U.S. stocks overall generally ended higher in all four quarters of the period, and a number of U.S. stock market indexes reached new highs in August 2016. During the 12-month period, smaller-cap and value stocks generally performed better than larger-cap and growth stocks, respectively.

A number of factors influenced the stock market; we list a number of them here. First, the U.K. vote to leave the E.U. (Brexit) at the end of June caused a brief market disruption. Second, after keeping interest rates at near zero for seven years, the U.S. Federal Reserve (Fed) finally raised its target short-term rate to between 0.25% and 0.50% in December 2015, but then left it unchanged for the rest of the reporting period. Third, while the Fed action signaled further U.S. tightening to come, the European Central Bank and the Bank of Japan continued their accommodative policies. Fourth, interest rates stayed flat or decreased in most of the developed world outside the U.S., including countries with negative interest rates. Fifth, energy and most commodity prices fell during the period, bottoming out in February before recovering to prices near their opening levels. Sixth, the U.S. dollar remained stable against most major currencies, but it rose against the British pound and fell against the Japanese yen. Seventh, U.S. gross domestic product continued to grow but at a slower rate than the previous year, ending the second quarter of 2016 at an annualized growth rate of 1.4%. Eighth, the U.S. experienced favorable trends in unemployment, wages, disposal income, and inflation.

Throughout all of the market and economic events that occurred during the reporting period and with the expectation of tighter U.S. monetary policy going forward, we continued to seek companies with good business models, strong management teams, and healthy cash flows trading at attractive discounts to their private market valuations (PMV). The PMV represents the expected price an investor would pay for the entire company as a stand-alone private entity.

Ten largest holdings (%) as of September 30, 2016[6]
E*TRADE Financial Corporation	2.11
Haemonetics Corporation	2.06
Raymond James Financial Incorporated	1.87
ON Semiconductor Corporation	1.82
Willis Towers Watson plc	1.81
Agilent Technologies Incorporated	1.78
Laboratory Corporation of America Holdings	1.75
SBA Communications Corporation Class A	1.66
Universal Health Services Incorporated Class B	1.65
Harman International Industries Incorporated	1.63

Stock selection within the industrials and financials sectors held back Fund performance.

Overall, the Fund’s industrials and financials holdings did not keep pace with their respective sectors within the Russell 2500TM Index. Hertz Global Holdings, Incorporated, and Ryder System, Incorporated—holdings in the road and rail industry—declined during the period. While Hertz has been focused on an internal restructuring, shares have been declining due to macroeconomic uncertainty. Ryder’s shares declined on lowered expectations for rental demand and used-vehicle sales, especially tractors. Steelcase Incorporated, a global office-furniture manufacturer, declined over macroeconomic concerns and a failure to benefit from the high level of end-of-calendar-year spending by customers that the company typically sees. Within the real estate sector, performance was hurt by lack of exposure to real estate investment trusts (REITs), which have benefited from prolonged low interest rates. Life insurers were negatively impacted by the low-interest-rate environment. CNO Financial Group, Incorporated, faced that headwind and declined further on the news that one of its reinsurance partners has ties to a troubled hedge fund. Lack of exposure to the utilities sector also hurt performance as this sector benefited during the period from low interest rates and a flight to safety by investors.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Common Stock Fund	7

Favorable stock selection drove relative outperformance within the Fund’s health care, energy, and materials sectors.

The Fund’s holdings within the health care, energy, and materials sectors significantly outperformed relative to the results posted by, respectively, the health care, energy, and materials sectors of the Russell 2500TM Index. The Fund’s outperformance in health care was due largely to positive stock selection in the health care providers/services industry and an underweight to biotechnology. Within the Fund’s energy sector, most of the gains came from exploration and production (E&P) holdings, which include some of the higher-quality E&P companies as defined by strong balance sheets, experienced management teams, and low-cost production in the richest shale zones of the Permian Basin. Top-performing energy holdings included Pioneer Natural Resources Company, Concho Resources Incorporated, and Cimarex Energy Company. The Fund’s holdings within the materials sector benefited from rising commodity prices in the second half of the period. In the metals and mining industry, Royal Gold, Incorporated, and Steel Dynamics, Incorporated, performed the best.

Portfolio allocation as of September 30, 2016[7]

Our focus remains constant: to add value for shareholders through attractively priced, high-quality Fund holdings.

Our methodology includes buying stocks at a discount to their estimated PMV and selling stocks as they approach or exceed the upper end of their PMV range.

Our disciplined, bottom-up investment process leads us to be overweight or underweight certain sectors. This positioning changes over time based on macroeconomic and industry-specific factors. In recent years, our process has led us to hold overweights to the information technology and industrials sectors and underweights to the financials and utilities sectors. Through our disciplined investment process, we remain keenly aware of both price and enterprise values on a company-by-company basis. Our proprietary database of company acquisitions across industries, sectors, and time frames enables us to maintain a steady foundation for assessing the PMV of companies compared with their public stock prices. We strive to take advantage of those price discrepancies for the benefit of Fund shareholders by purchasing stocks when we believe they are selling at a discount to their PMV.

An improving economy, low interest rates, and generally favorable investor sentiment helped to broadly lift the stock market and keep multiples high over most of the 12-month period. Certain sectors benefited from the quest for dividend yields and a flight to safety. We believe interest rates, the upcoming U.S. general election, and geopolitical events may have impacts on the market in the coming quarters. In our view, companies with attractive stock prices relative to their PMV may be brought to the forefront by our process, potentially allowing us to add value through our unique, bottom-up approach.

Please see footnotes on page 5.

8	Wells Fargo Common Stock Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2016 to September 30, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2016	Ending account value 9-30-2016	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,073.93	$6.48	1.25%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.75	$6.31	1.25%
Class B
Actual	$1,000.00	$1,069.51	$10.35	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.00	$10.08	2.00%
Class C
Actual	$1,000.00	$1,069.68	$10.35	2.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.00	$10.08	2.00%
Class R6
Actual	$1,000.00	$1,076.44	$4.26	0.82%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.90	$4.15	0.82%
Administrator Class
Actual	$1,000.00	$1,074.49	$5.70	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.55	1.10%
Institutional Class
Actual	$1,000.00	$1,076.10	$4.41	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29	0.85%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2016	Wells Fargo Common Stock Fund	9

Security name	Shares	Value

Common Stocks: 94.88%

Consumer Discretionary: 11.36%

Diversified Consumer Services: 1.16%
Houghton Mifflin Harcourt Company †	1,070,359	$14,353,514

Hotels, Restaurants & Leisure: 1.80%
Buffalo Wild Wings Incorporated †	91,456	12,871,517
Norwegian Cruise Line Holdings Limited †	250,919	9,459,646

		22,331,163

Household Durables: 4.19%
Harman International Industries Incorporated	239,724	20,244,692
MDC Holdings Incorporated	598,187	15,433,225
Mohawk Industries Incorporated †	81,201	16,267,808

		51,945,725

Media: 2.07%
Interpublic Group of Companies Incorporated	611,387	13,664,499
Scripps Networks Interactive Incorporated Class A	187,291	11,891,106

		25,555,605

Specialty Retail: 1.06%
Tractor Supply Company	195,351	13,156,890

Textiles, Apparel & Luxury Goods: 1.08%
PVH Corporation	121,143	13,386,302

Consumer Staples: 1.09%

Household Products: 1.09%
Church & Dwight Company Incorporated	283,250	13,573,340

Energy: 6.08%

Energy Equipment & Services: 0.68%
Weatherford International plc †	1,509,308	8,482,311

Oil, Gas & Consumable Fuels: 5.40%
Cimarex Energy Company	121,677	16,349,738
Concho Resources Incorporated †	96,921	13,312,099
Matador Resources Company †	471,472	11,475,628
Pioneer Natural Resources Company	90,317	16,767,351
Range Resources Corporation	232,824	9,021,930

		66,926,746

Financials: 18.34%

Banks: 5.77%
Bank of the Ozarks Incorporated	476,771	18,308,006
First Horizon National Corporation	1,246,124	18,978,469
PacWest Bancorp	405,087	17,382,283
Sterling BanCorp	958,868	16,780,190

		71,448,948

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Common Stock Fund	Portfolio of investments—September 30, 2016

Security name	Shares	Value

Capital Markets: 3.99%
E*TRADE Financial Corporation †	899,585	$26,195,915
Raymond James Financial Incorporated	398,852	23,217,175

		49,413,090

Insurance: 8.58%
Arch Capital Group Limited †	164,769	13,059,591
CNO Financial Group Incorporated	1,316,192	20,098,252
Reinsurance Group of America Incorporated	179,110	19,333,133
RenaissanceRe Holdings Limited	132,648	15,938,984
The Progressive Corporation	493,641	15,549,692
Willis Towers Watson plc	168,516	22,373,869

		106,353,521

Health Care: 13.48%

Biotechnology: 1.31%
Alkermes plc †	205,034	9,642,749
BioMarin Pharmaceutical Incorporated †	71,556	6,620,361

		16,263,110

Health Care Equipment & Supplies: 4.92%
Haemonetics Corporation †	705,970	25,563,174
Hologic Incorporated †	434,882	16,886,468
LivaNova plc †	308,436	18,540,088

		60,989,730

Health Care Providers & Services: 4.08%
Humana Incorporated	47,616	8,422,794
Laboratory Corporation of America Holdings †	157,335	21,630,416
Universal Health Services Incorporated Class B	165,912	20,443,677

		50,496,887

Life Sciences Tools & Services: 3.17%
Agilent Technologies Incorporated	468,699	22,071,036
PerkinElmer Incorporated	306,280	17,185,371

		39,256,407

Industrials: 20.04%

Aerospace & Defense: 2.70%
B/E Aerospace Incorporated	387,686	20,027,859
BWX Technologies Incorporated	349,677	13,417,106

		33,444,965

Airlines: 1.41%
United Continental Holdings Incorporated †	332,718	17,457,713

Commercial Services & Supplies: 2.99%
Republic Services Incorporated	343,601	17,334,670

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2016	Wells Fargo Common Stock Fund	11

Security name	Shares	Value

Commercial Services & Supplies (continued)
Steelcase Incorporated Class A	1,097,239	$15,240,650
Stericycle Incorporated †	55,632	4,458,348

		37,033,668

Electrical Equipment: 3.72%
AMETEK Incorporated	337,771	16,138,698
Babcock & Wilcox Enterprises Incorporated †	789,199	13,021,784
Sensata Technologies Holding NV †	437,892	16,981,452

		46,141,934

Machinery: 4.05%
Allison Transmission Holdings Incorporated	631,417	18,109,040
Colfax Corporation †	499,178	15,689,165
Wabtec Corporation	200,076	16,336,205

		50,134,410

Road & Rail: 2.78%
Hertz Global Holdings Incorporated †	395,156	15,869,465
Ryder System Incorporated	282,160	18,608,452

		34,477,917

Trading Companies & Distributors: 2.39%
GATX Corporation «	345,879	15,408,909
MRC Global Incorporated †	867,457	14,252,319

		29,661,228

Information Technology: 16.18%

Internet Software & Services: 1.20%
Cornerstone OnDemand Incorporated †	323,125	14,847,594

IT Services: 4.36%
Amdocs Limited	230,376	13,327,252
CoreLogic Incorporated †	351,071	13,769,005
Gartner Incorporated †	115,329	10,200,850
Global Payments Incorporated	218,671	16,785,186

		54,082,293

Semiconductors & Semiconductor Equipment: 5.39%
Integrated Device Technology Incorporated †	741,957	17,139,207
Maxim Integrated Products Incorporated	212,129	8,470,311
ON Semiconductor Corporation †	1,825,663	22,492,168
Skyworks Solutions Incorporated	244,827	18,641,128

		66,742,814

Software: 3.89%
Nuance Communications Incorporated †	964,074	13,979,073
Red Hat Incorporated †	241,991	19,560,133
Zendesk Incorporated †	477,843	14,674,559

		48,213,765

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Common Stock Fund	Portfolio of investments—September 30, 2016

Security name		Shares	Value

Technology Hardware, Storage & Peripherals: 1.34%
Diebold Incorporated		668,178	$16,564,133

Materials: 5.74%

Chemicals: 2.25%
Axalta Coating Systems Limited †		483,001	13,654,438
International Flavors & Fragrances Incorporated		99,050	14,161,179

			27,815,617

Containers & Packaging: 1.57%
Crown Holdings Incorporated †		340,165	19,420,020

Metals & Mining: 1.92%
Royal Gold Incorporated		180,581	13,982,387
Steel Dynamics Incorporated		394,375	9,855,431

			23,837,818

Real Estate: 0.91%

Equity REITs: 0.91%
Camden Property Trust		135,171	11,319,220

Telecommunication Services: 1.66%

Diversified Telecommunication Services: 1.66%
SBA Communications Corporation Class A †		183,156	20,542,774

Total Common Stocks (Cost $856,926,828)			1,175,671,172

Exchange-Traded Funds: 3.36%
SPDR Dow Jones REIT ETF		175,220	17,061,171
SPDR S&P Biotech ETF «		257,306	17,056,815
SPDR Utilities Select Sector ETF «		153,718	7,530,645

Total Exchange-Traded Funds (Cost $35,374,540)			41,648,631

	Yield
Short-Term Investments: 3.81%

Investment Companies: 3.81%
Securities Lending Cash Investments LLC (l)(r)(u)	0.65%	23,242,150	23,242,150
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.34	23,993,777	23,993,777

Total Short-Term Investments (Cost $47,235,927)			47,235,927

Total investments in securities (Cost $939,537,295) *	102.05%	1,264,555,730
Other assets and liabilities, net	(2.05)	(25,426,591)

Total net assets	100.00%	$1,239,129,139

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2016	Wells Fargo Common Stock Fund	13

†	Non-income-earning security
«	All or a portion of this security is on loan.
(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.
(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.
(u)	The rate represents the 7-day annualized yield at period end.
*	Cost for federal income tax purposes is $947,070,302 and unrealized gains (losses) consists of:

Gross unrealized gains	$361,293,088
Gross unrealized losses	(43,807,660)

Net unrealized gains	$317,485,428

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Common Stock Fund	Statement of assets and liabilities—September 30, 2016

Assets
Investments
In unaffiliated securities (including $23,163,288 of securities loaned), at value (cost $892,301,368)	$1,217,319,803
In affiliated securities, at value (cost $47,235,927)	47,235,927

Total investments, at value (cost $939,537,295)	1,264,555,730
Cash	5,360
Receivable for investments sold	1,929,215
Receivable for Fund shares sold	200,676
Receivable for dividends	870,710
Receivable for securities lending income	24,703
Prepaid expenses and other assets	16,490

Total assets	1,267,602,884

Liabilities
Payable for investments purchased	3,023,665
Payable for Fund shares redeemed	880,195
Payable upon receipt of securities loaned	23,242,150
Management fee payable	813,358
Distribution fees payable	15,245
Administration fees payable	198,629
Accrued expenses and other liabilities	300,503

Total liabilities	28,473,745

Total net assets	$1,239,129,139

NET ASSETS CONSIST OF
Paid-in capital	$880,537,541
Accumulated net investment loss	(3,859)
Accumulated net realized gains on investments	33,577,022
Net unrealized gains on investments	325,018,435

Total net assets	$1,239,129,139

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$924,864,191
Shares outstanding – Class A1	43,021,735
Net asset value per share – Class A	$21.50
Maximum offering price per share – Class A2	$22.81
Net assets – Class B	$31,973
Shares outstanding – Class B1	1,872
Net asset value per share – Class B	$17.08
Net assets – Class C	$22,901,952
Shares outstanding – Class C1	1,343,637
Net asset value per share – Class C	$17.04
Net assets – Class R6	$101,436,136
Shares outstanding – Class R6[1]	4,559,834
Net asset value per share – Class R6	$22.25
Net assets – Administrator Class	$16,720,050
Shares outstanding – Administrator Class[1]	767,665
Net asset value per share – Administrator Class	$21.78
Net assets – Institutional Class	$173,174,837
Shares outstanding – Institutional Class[1]	7,800,694
Net asset value per share – Institutional Class	$22.20

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

Statement of operations—year ended September 30, 2016	Wells Fargo Common Stock Fund	15

Investment income
Dividends	$14,066,033
Securities lending income, net	237,138
Income from affiliated securities	103,503

Total investment income	14,406,674

Expenses
Management fee	9,635,118
Administration fees
Class A	1,836,051
Class B	140
Class C	50,644
Class R6	29,111
Administrator Class	22,227
Institutional Class	256,090
Investor Class	189,110	[1]
Shareholder servicing fees
Class A	2,184,345
Class C	60,291
Administrator Class	42,744
Investor Class	145,535	[1]
Distribution fees
Class B	499
Class C	180,872
Custody and accounting fees	75,622
Professional fees	52,219
Registration fees	112,398
Shareholder report expenses	71,134
Trustees’ fees and expenses	25,175
Other fees and expenses	36,274

Total expenses	15,005,599
Less: Fee waivers and/or expense reimbursements	(180,815)

Net expenses	14,824,784

Net investment loss	(418,110)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	58,412,227
Net change in unrealized gains (losses) on investments	87,367,906

Net realized and unrealized gains (losses) on investments	145,780,133

Net increase in net assets resulting from operations	$145,362,023

[1]	For the period from October 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Common Stock Fund	Statement of changes in net assets

	Year ended September 30, 2016		Year ended September 30, 2015

Operations
Net investment loss		$(418,110)		$(1,857,047)
Net realized gains on investments		58,412,227		159,523,664
Net change in unrealized gains (losses) on investments		87,367,906		(167,912,693)

Net increase (decrease) in net assets resulting from operations		145,362,023		(10,246,076)

Distributions to shareholders from
Net realized gains
Class A		(110,146,894)		(31,096,050)
Class B		(12,735)		(33,224)
Class C		(3,575,460)		(3,921,593)
Class R6		(10,822,850)		(10,389,501)
Administrator Class		(1,979,080)		(4,624,038)
Institutional Class		(25,614,461)		(24,118,158)
Investor Class		0 [1]		(103,908,119)

Total distributions to shareholders		(152,151,480)		(178,090,683)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	39,544,860	906,361,116	1,110,029	26,112,093
Class B	0	0	706	13,849
Class C	87,982	1,399,266	109,312	2,111,040
Class R6	727,868	15,356,332	812,069	19,433,857
Administrator Class	93,356	1,876,928	182,887	4,316,363
Institutional Class	1,569,307	33,234,939	2,720,584	66,290,199
Investor Class	38,960 [1]	902,899 [1]	1,169,258	28,309,355

		959,131,480		146,586,756

Reinvestment of distributions
Class A	5,376,198	105,588,529	1,388,863	30,846,648
Class B	812	12,735	1,808	33,224
Class C	193,065	3,025,330	180,879	3,322,741
Class R6	534,462	10,822,850	457,284	10,389,501
Administrator Class	97,753	1,942,357	204,831	4,590,258
Institutional Class	1,256,619	25,408,844	1,043,559	23,678,356
Investor Class	0 [1]	0 [1]	4,384,158	100,002,451

		146,800,645		172,863,179

Payment for shares redeemed
Class A	(7,807,939)	(160,174,152)	(7,785,918)	(180,271,804)
Class B	(5,487)	(91,427)	(10,025)	(196,353)
Class C	(381,490)	(6,231,682)	(285,089)	(5,585,432)
Class R6	(984,239)	(20,831,726)	(754,917)	(18,105,595)
Administrator Class	(249,908)	(5,213,466)	(1,376,984)	(33,031,475)
Institutional Class	(5,255,616)	(106,700,641)	(2,385,778)	(57,674,780)
Investor Class	(37,451,779)[1]	(884,694,693)[1]	(5,674,483)	(137,556,202)

		(1,183,937,787)		(432,421,641)

Net decrease in net assets resulting from capital share transactions		(78,005,662)		(112,971,706)

Total decrease in net assets		(84,795,119)		(301,308,465)

Net assets
Beginning of period		1,323,924,258		1,625,232,723

End of period		$1,239,129,139		$1,323,924,258

Accumulated net investment loss		$(3,859)		$(1,271,083)

[1]	For the period from October 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Common Stock Fund	17

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$21.62	$24.79	$24.45	$21.18	$17.15
Net investment loss	(0.01)[1]	(0.04)[1]	(0.07)	(0.02)	(0.04)
Net realized and unrealized gains (losses) on investments	2.45	(0.32)	2.48	4.72	5.33

Total from investment operations	2.44	(0.36)	2.41	4.70	5.29
Distributions to shareholders from
Net realized gains	(2.56)	(2.81)	(2.07)	(1.43)	(1.26)
Net asset value, end of period	$21.50	$21.62	$24.79	$24.45	$21.18
Total return[2]	12.43%	(1.76)%	10.26%	23.72%	31.90%
Ratios to average net assets (annualized)
Gross expenses	1.25%	1.27%	1.28%	1.30%	1.31%
Net expenses	1.25%	1.26%	1.26%	1.26%	1.26%
Net investment loss	(0.05)%	(0.19)%	(0.27)%	(0.05)%	(0.16)%
Supplemental data
Portfolio turnover rate	32%	51%	38%	40%	30%
Net assets, end of period (000s omitted)	$924,864	$127,732	$277,517	$292,806	$207,668

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Common Stock Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$17.78	$21.02	$21.18	$18.67	$15.35
Net investment loss	(0.10)[1]	(0.18)[1]	(0.22)[1]	(0.15)[1]	(0.17)[1]
Net realized and unrealized gains (losses) on investments	1.96	(0.25)	2.13	4.09	4.75

Total from investment operations	1.86	(0.43)	1.91	3.94	4.58
Distributions to shareholders from
Net realized gains	(2.56)	(2.81)	(2.07)	(1.43)	(1.26)
Net asset value, end of period	$17.08	$17.78	$21.02	$21.18	$18.67
Total return[2]	11.75%	(2.49)%	9.42%	22.78%	30.87%
Ratios to average net assets (annualized)
Gross expenses	1.69%	2.02%	2.03%	2.05%	2.05%
Net expenses	1.69%	2.00%	2.01%	2.01%	2.01%
Net investment loss	(0.60)%	(0.94)%	(1.03)%	(0.78)%	(0.96)%
Supplemental data
Portfolio turnover rate	32%	51%	38%	40%	30%
Net assets, end of period (000s omitted)	$32	$116	$296	$521	$806

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Common Stock Fund	19

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$17.77	$21.02	$21.18	$18.67	$15.35
Net investment loss	(0.14)[1]	(0.18)	(0.22)[1]	(0.16)[1]	(0.16)[1]
Net realized and unrealized gains (losses) on investments	1.97	(0.26)	2.13	4.10	4.74

Total from investment operations	1.83	(0.44)	1.91	3.94	4.58
Distributions to shareholders from
Net realized gains	(2.56)	(2.81)	(2.07)	(1.43)	(1.26)
Net asset value, end of period	$17.04	$17.77	$21.02	$21.18	$18.67
Total return[2]	11.52%	(2.49)%	9.42%	22.78%	30.95%
Ratios to average net assets (annualized)
Gross expenses	2.00%	2.02%	2.03%	2.05%	2.06%
Net expenses	2.00%	2.00%	2.01%	2.01%	2.01%
Net investment loss	(0.87)%	(0.93)%	(1.01)%	(0.81)%	(0.92)%
Supplemental data
Portfolio turnover rate	32%	51%	38%	40%	30%
Net assets, end of period (000s omitted)	$22,902	$25,668	$30,245	$29,483	$20,080

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Common Stock Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS R6	2016	2015	2014	2013[1]
Net asset value, beginning of period	$22.20	$25.27	$24.78	$22.83
Net investment income	0.07 [2]	0.05	0.07 [2]	0.01
Net realized and unrealized gains (losses) on investments	2.54	(0.31)	2.49	1.94

Total from investment operations	2.61	(0.26)	2.56	1.95
Distributions to shareholders from
Net realized gains	(2.56)	(2.81)	(2.07)	0.00
Net asset value, end of period	$22.25	$22.20	$25.27	$24.78
Total return[3]	12.91%	(1.29)%	10.76%	8.54%
Ratios to average net assets (annualized)
Gross expenses	0.82%	0.80%	0.80%	0.81%
Net expenses	0.82%	0.80%	0.80%	0.81%
Net investment income	0.32%	0.28%	0.27%	0.18%
Supplemental data
Portfolio turnover rate	32%	51%	38%	40%
Net assets, end of period (000s omitted)	$101,436	$95,037	$95,213	$27

[1]	For the period from June 28, 2013 (commencement of class operations) to September 30, 2013

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Common Stock Fund	21

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$21.84	$24.98	$24.59	$21.26	$17.18
Net investment income (loss)	0.02	(0.01)[1]	(0.02)[1]	0.01	0.01
Net realized and unrealized gains (losses) on investments	2.48	(0.32)	2.48	4.75	5.33

Total from investment operations	2.50	(0.33)	2.46	4.76	5.34
Distributions to shareholders from
Net realized gains	(2.56)	(2.81)	(2.07)	(1.43)	(1.26)
Net asset value, end of period	$21.78	$21.84	$24.98	$24.59	$21.26
Total return	12.59%	(1.62)%	10.41%	23.92%	32.15%
Ratios to average net assets (annualized)
Gross expenses	1.17%	1.12%	1.11%	1.11%	1.10%
Net expenses	1.10%	1.10%	1.09%	1.09%	1.07%
Net investment income (loss)	0.03%	(0.03)%	(0.07)%	0.11%	0.01%
Supplemental data
Portfolio turnover rate	32%	51%	38%	40%	30%
Net assets, end of period (000s omitted)	$16,720	$18,050	$45,364	$24,871	$19,428

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Common Stock Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$22.16	$25.25	$24.77	$21.37	$17.23
Net investment income	0.06 [1]	0.03	0.03	0.07 [1]	0.06 [1]
Net realized and unrealized gains (losses) on investments	2.54	(0.31)	2.52	4.76	5.34

Total from investment operations	2.60	(0.28)	2.55	4.83	5.40
Distributions to shareholders from
Net realized gains	(2.56)	(2.81)	(2.07)	(1.43)	(1.26)
Net asset value, end of period	$22.20	$22.16	$25.25	$24.77	$21.37
Total return	12.88%	(1.38)%	10.72%	24.14%	32.42%
Ratios to average net assets (annualized)
Gross expenses	0.92%	0.86%	0.85%	0.87%	0.88%
Net expenses	0.85%	0.85%	0.85%	0.87%	0.88%
Net investment income	0.28%	0.24%	0.14%	0.33%	0.28%
Supplemental data
Portfolio turnover rate	32%	51%	38%	40%	30%
Net assets, end of period (000s omitted)	$173,175	$226,729	$223,525	$197,453	$86,645

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Common Stock Fund	23

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Common Stock Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares became Class A shares in a tax-free conversion. Shareholders of Investor Class received Class A shares at a value equal to the value of their Investor Class shares immediately prior to the conversion. Investor Class shares are no longer offered by the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy

24	Wells Fargo Common Stock Fund	Notes to financial statements

by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to net operating losses. At September 30, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Accumulated net investment loss	Accumulated net realized gains on investments
$1,685,334	$(1,685,334)

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

Notes to financial statements	Wells Fargo Common Stock Fund	25

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$140,729,199	$0	$0	$140,729,199
Consumer staples	13,573,340	0	0	13,573,340
Energy	75,409,057	0	0	75,409,057
Financials	227,215,559	0	0	227,215,559
Health care	167,006,134	0	0	167,006,134
Industrials	248,351,835	0	0	248,351,835
Information technology	200,450,599	0	0	200,450,599
Materials	71,073,455	0	0	71,073,455
Real estate	11,319,220	0	0	11,319,220
Telecommunication services	20,542,774	0	0	20,542,774

Exchange-traded funds	41,648,631	0	0	41,648,631

Short-term investments
Investment companies	23,993,777	0	0	23,993,777
Investments measured at net asset value*				23,242,150
Total assets	$1,241,313,580	$0	$0	$1,264,555,730

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $23,242,150 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At September 30, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the

26	Wells Fargo Common Stock Fund	Notes to financial statements

Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.80% and declining to 0.63% as the average daily net assets of the Fund increase. For the year ended September 30, 2016, the management fee was equivalent to an annual rate of 0.76% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.21%
Class R6	0.03
Administrator Class , Institutional Class	0.13
Investor Class	0.32

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.26% for Class A shares, 2.01% for Class B shares, 2.01% for Class C shares, 0.85% for Class R6 shares, 1.10% for Administrator Class shares, and 0.85% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended September 30, 2016, Funds Distributor received $5,662 from the sale of Class A shares and $19 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2016 were $399,244,168 and $614,742,660, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

Notes to financial statements	Wells Fargo Common Stock Fund	27

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended September 30, 2016, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2016 and September 30, 2015 were as follows:

	Year ended September 30
	2016	2015
Ordinary income	$0	$8,684,768
Long-term capital gain	152,151,480	169,405,915

As of September 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$7,038,331	$34,071,698	$317,485,428

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

28	Wells Fargo Common Stock Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Common Stock Fund (formerly known as Wells Fargo Advantage Common Stock Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Common Stock Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 23, 2016

Other information (unaudited)	Wells Fargo Common Stock Fund	29

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $152,151,480 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2016.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

30	Wells Fargo Common Stock Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 138 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Common Stock Fund	31

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016[3]	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 70 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 68 funds and Assistant Treasurer of 70 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

32	Wells Fargo Common Stock Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Common Stock Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe.

Other information (unaudited)	Wells Fargo Common Stock Fund	33

The Board noted that the performance of the Fund (Class A) was higher than the average performance of the Universe for all periods under review except the three-year period under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Russell 2500TM Index, for all periods under review except the three- and five-year periods.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods noted above. The Board took note of the explanations for the relative underperformance in these periods, including with respect to market factors and investment decisions that affected the Fund’s performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

34	Wells Fargo Common Stock Fund	Other information (unaudited)

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Common Stock Fund	35

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

This page is intentionally left blank.

For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

246393 11-16 A229/AR229 09-16

Annual Report

September 30, 2016

Wells Fargo Discovery Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Discovery Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Discovery Fund for the 12-month period that ended September 30, 2016. During this period, which began October 1, 2015, U.S. and international stock markets experienced bouts of heightened volatility, with intermittent sell-offs interspersed with rebounds. Despite market fluctuations throughout the year, U.S. small-, mid-, and large-cap stocks delivered double-digit positive results overall for the 12-month reporting period, as measured by the Russell 2000® Index,1 the Russell Midcap® Index,2 and the Russell 1000® Index,3 respectively. Small-cap U.S. stocks performed best, followed by large- and mid-cap stocks. International stocks overall also delivered positive results for the period.

Despite ongoing concerns, U.S. stocks generally rose in the fourth quarter of 2015; international markets lagged.

While U.S. stocks overall delivered favorable results in the quarter, stock markets outside the U.S. failed to keep pace as economic concerns, including China’s ongoing slowdown, continued to affect many countries. U.S. economic data released during the quarter indicated the economy remained solid, although the strong U.S. dollar and weakness in international economies remained headwinds. In December, the Federal Reserve (Fed), as expected, raised its target interest rate by 25 basis points (100 basis points equals 1.00%) after keeping it near zero for seven years. The move reflected confidence in the U.S. economy’s ability to stay healthy with less central-bank support. The Fed also clarified that future interest-rate increases would be gradual.

In the first quarter of 2016, market volatility increased globally amid ongoing concerns.

Stock markets worldwide fluctuated widely in the first quarter of 2016. Most sold off sharply in the first six weeks of the year on concerns such as weak global growth, falling commodity prices, and uncertainty over the timing and impact of the Fed’s interest-rate increases. As the quarter progressed, fears abated somewhat and global markets generally rallied. The U.S. economy ended the quarter on a positive note as much of the quarter’s data reflected resiliency. With ongoing uncertainties about global growth and financial markets, however, the Fed held off from raising the target interest rate during the quarter. Outside the U.S., the eurozone fell into deflation in February; in response, the European Central Bank (ECB) announced an expansion of its stimulus program. In China, the government in March set an anticipated growth rate of 6.5% to 7.0% for 2016, an acknowledgment of weakening growth. In emerging markets, although central-bank stimulus and improved prices for oil and other commodities led to stock-market rallies in the quarter, many of these countries’ economies face the potential of credit downgrades due to challenges such as the likelihood of a stronger U.S. dollar, which would make dollar-denominated debt more expensive.

Worries over interest rates and the U.K.’s Brexit vote largely drove markets during the second quarter of 2016.

U.S. stocks began the quarter in positive territory but started to lose steam in early May on worries that a possible June interest-rate increase by the Fed could hurt

[1]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

[3]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Discovery Fund	3

the market. In mid-May, stocks briefly plunged following comments by Fed officials noting that a June interest-rate increase remained on the table. But once investors had processed this information, stocks again rallied, finishing up for the month. The first three weeks of June brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the E.U. The U.K.’s Brexit vote on June 23 shocked countries in Europe and much of the rest of the world. Stock markets fell as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rallied as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global growth. By quarter-end, the broad U.S. stock market had moved back into positive territory.

U.S. stocks delivered generally positive results in the third quarter of 2016.

The rally in U.S. stocks continued into early July 2016. U.S. stocks then generally continued to move upward at a more moderate pace, reaching a quarterly peak in August before the upward momentum started to lose some steam. Markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Fed, ECB, Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. Although many U.S. investors had doubted the Fed would increase interest rates in September, hawkish comments by several Fed officials in early September raised concerns, sending stock and bond prices downward. However, immediately following the Fed’s September 20 meeting, stocks surged on news that the Fed had decided to leave short-term interest rates unchanged for the time being and had signaled its intention to increase rates by year-end. The Fed also lowered its estimates for long-term economic growth and adjusted its anticipated pace of future rate increases. U.S. small-cap stocks in particular benefited from a renewed investor focus on fundamentals and from healthy merger and acquisition activity.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Fed, ECB, Bank of England, and Bank of Japan.

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Discovery Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®

Chris Warner, CFA®

Average annual total returns (%) as of September 30, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFDAX)	7-31-2007	1.16	13.15	8.56	7.33	14.50	9.21	1.19	1.19
Class C (WDSCX)	7-31-2007	5.51	13.64	8.38	6.51	13.64	8.38	1.94	1.94
Class R6 (WFDRX)	6-28-2013	–	–	–	7.77	14.96	9.64	0.76	0.76
Administrator Class (WFDDX)	4-8-2005	–	–	–	7.40	14.61	9.35	1.11	1.11
Institutional Class (WFDSX)	8-31-2006	–	–	–	7.68	14.91	9.62	0.86	0.86
Russell 2500TM Growth Index[4]	–	–	–	–	11.02	16.20	8.82	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Discovery Fund	5

Growth of $10,000 investment as of September 30, 2016[5]

[1]	Historical performance shown for Class A shares prior to their inception reflects the performance of the former Investor Class shares and includes the higher expenses applicable to the former Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of the former Investor Class shares and has been adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, the returns would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through January 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 1.22% for Class A, 1.97% for Class C, 0.84% for Class R6, 1.15% for Administrator Class, and 0.89% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Russell 2500™ Growth Index measures the performance of those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 2500™ Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Discovery Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 2500TM Growth Index, for the 12-month period that ended September 30, 2016.

■	Challenging stock selection in the information technology (IT) sector more than offset effective stock selection in the consumer discretionary sector.

■	Although the U.S. economy generally displayed resiliency, global economic weakness and geopolitical risks led to high uncertainty, risk aversion, and occasional periods when stock prices appeared to undervalue the quality of company fundamentals.

The environment for U.S. equities over the past 12 months vacillated frequently from a risk-averse market fueled by concern over geopolitical events and global economic issues to a more optimistic market in which company-specific data drove stock prices. This fluctuating investing landscape proved challenging for our bottom-up, fundamentally based investment process.

Ten largest holdings (%) as of September 30, 2016[6]
Zayo Group Holdings Incorporated	2.44
KAR Auction Services Incorporated	2.14
Allegion plc	2.12
Waste Connections Incorporated	2.07
CoStar Group Incorporated	2.05
WEX Incorporated	2.05
Tyler Technologies Incorporated	1.85
Bright Horizons Family Solutions Incorporated	1.80
Aramark Corporation	1.79
ServiceNow Incorporated	1.76

Stock selection in the IT sector detracted the most from Fund performance.

Within the IT sector, positioning in the semiconductor and semiconductor equipment industry weighed on returns. Also, within the software industry, a combination of company-specific issues and concerns over enterprise spending pressured portfolio holdings. Tableau Software, Incorporated, a data-visualization software company, reported disappointing quarterly results driven by an unexpected decline in licensing revenue. Shares of Tableau declined sharply as a result. Concerns over increased competition and the company’s ability to transition its business model to large, enterprise-level customers also weighed on the stock. With the sharp increase in uncertainty, we determined our thesis was compromised and sold Tableau from the Fund.

Also within the IT sector, the mixed results delivered by Imperva, Incorporated—a leading provider of database security systems—weighed on its stock. While network security remains a priority for corporations, the industry has fallen victim to difficult earnings comparisons following the period of hypergrowth these companies experienced after several high-profile cyberattacks. Imperva was not immune to this weakness as the company guided revenue expectations lower during the second quarter of 2016. Although the company reported better-than-expected revenue and earnings, its management guided revenues lower due to softer demand from Europe and contract-timing issues. Due to considerable uncertainty in these end markets, we sold the stock from the Fund in favor of companies with higher visibility and growth potential.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Discovery Fund	7

Sector distribution as of September 30, 2016[7]

Stock selection in the consumer discretionary sector aided performance.

We observed specific strength in the hotel, restaurant, and leisure industry. Vail Resorts, Incorporated—a global operator of luxury resorts and world-class ski areas, including prominent properties in the western U.S.—enjoyed pristine conditions during the period. Vail Resorts has an expanding portfolio of properties, along with a sophisticated marketing system and a loyalty program to encourage repeat visits. The company displayed strength in the number of customer visits to properties as well as rising pricing metrics per visit. Vail Resorts also showed healthy progress on its acquisition of the Park City Mountain Resort in Park City, Utah, which is central to our investment thesis for Vail Resorts. We believe that under Vail’s management, Park City may experience significant future growth.

Also within the sector, Burlington Stores, Incorporated, stood out in a challenging retail environment. With many traditional department stores and mall-based operators experiencing store-traffic pressure, discount retailers like Burlington have been capitalizing on new opportunities. Robust quarterly results supported our thesis that Burlington is a strong growth operator within U.S. retail. The company reported better-than-expected same-stores sales and improved margins during the reporting period. Burlington has been benefiting from obtaining access to better-quality inventory from department-store competitors that have been struggling. The improved inventory is one of Burlington’s several initiatives in place to improve overall efficiency; other initiatives include reducing the size of its stores and improving its home-goods department. While we remain mindful of valuation, these potential catalysts coupled with the strength of the discount retail category give us confidence that our thesis may continue to be rewarded.

Recent market dynamics support our confidence in the Fund’s positioning.

Despite the lack of clarity on the macroeconomic front, there are some developments that we view as encouraging for our investing style. In contrast to worries that gripped investors early in 2016, investors more recently have been showing signs of embracing a muddle-through scenario for the U.S. economy. There appears to be a general sense that this slow-growth economy may lengthen the business cycle and avoid the boom-and-bust pattern the market frequently has followed in the past. The slow-growth scenario actually may be good for growth-equity investing.

We invest in companies with high organic growth, which tend to be scarce in a low-growth environment. With a decreasing number of companies capable of generating high levels of revenue growth, it stands to reason that growth stocks may command a premium valuation in the later stages of a business cycle. However, with just a few exceptions, that has not occurred broadly in this slow-growth market. Instead, slower-growing stocks that offer the perceived safety of high dividend yields have been rewarded with multiple expansion in recent years. However, this trend reversed in the last few months of the reporting period; stocks in traditional growth sectors, such as health care, outperformed, while high-dividend-yield stocks in sectors such as utilities and consumer staples lagged. Also, after languishing in a risk-averse environment, small- and mid-cap stocks—many of which are more exposed to strong U.S. end markets like housing—began to outperform. The most recent earnings season was the most rational that we have seen in a long time, where good news regarding company fundamentals led to good news for stock prices. This was a positive sign as equity correlations were able to normalize.

We remain upbeat regarding the fundamentals of companies within the Fund. Our internal projections for growth are high because many innovative companies are held within the Fund. In our view, these holdings are potentially capable of generating durable growth in a variety of economic environments. After years of a challenging environment, stock prices and returns may be moving back toward their average ranges. As we maintain a laser focus on the execution of our investment process, we believe our efforts may lead to strong performance for the benefit of Fund shareholders.

Please see footnotes on page 5.

8	Wells Fargo Discovery Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2016 to September 30, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2016	Ending account value 9-30-2016	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,101.95	$6.33	1.21%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.97	$6.08	1.21%
Class C
Actual	$1,000.00	$1,097.63	$10.28	1.96%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.20	$9.87	1.96%
Class R6
Actual	$1,000.00	$1,104.20	$4.08	0.78%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.12	$3.92	0.78%
Administrator Class
Actual	$1,000.00	$1,102.33	$5.91	1.12%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.38	$5.68	1.12%
Institutional Class
Actual	$1,000.00	$1,103.34	$4.60	0.88%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.62	$4.42	0.88%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2016	Wells Fargo Discovery Fund	9

Security name	Shares	Value

Common Stocks: 99.42%

Consumer Discretionary: 15.15%

Automobiles: 1.21%
Thor Industries Incorporated	387,800	$32,846,660

Distributors: 1.22%
Pool Corporation	349,200	33,006,384

Diversified Consumer Services: 1.80%
Bright Horizons Family Solutions Incorporated †	728,297	48,715,786

Hotels, Restaurants & Leisure: 6.22%
Aramark Corporation	1,273,663	48,437,404
Dave & Buster’s Entertainment Incorporated †	537,482	21,058,545
Six Flags Entertainment Corporation	793,640	42,547,040
Vail Resorts Incorporated	272,400	42,734,112
Wingstop Incorporated	469,198	13,747,501

		168,524,602

Media: 1.39%
Cinemark Holdings Incorporated	985,951	37,742,204

Specialty Retail: 1.55%
Burlington Stores Incorporated †	518,565	42,014,136

Textiles, Apparel & Luxury Goods: 1.76%
Coach Incorporated	763,400	27,909,904
Columbia Sportswear Company	346,091	19,637,203

		47,547,107

Consumer Staples: 2.78%

Beverages: 1.33%
Constellation Brands Incorporated Class A	217,157	36,154,469

Food Products: 1.45%
TreeHouse Foods Incorporated †	449,100	39,157,029

Energy: 0.94%

Oil, Gas & Consumable Fuels: 0.94%
Diamondback Energy Incorporated †	264,365	25,521,797

Financials: 4.41%

Capital Markets: 3.55%
Evercore Partners Incorporated Class A	624,500	32,167,995
Raymond James Financial Incorporated	392,460	22,845,097
SEI Investments Company	899,599	41,030,710

		96,043,802

Thrifts & Mortgage Finance: 0.86%
LendingTree Incorporated †	239,802	23,239,212

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Discovery Fund	Portfolio of investments—September 30, 2016

Security name	Shares	Value

Health Care: 17.63%

Biotechnology: 2.85%
Alnylam Pharmaceuticals Incorporated †	218,763	$14,827,756
bluebird bio Incorporated †«	211,700	14,349,026
Ligand Pharmaceuticals Incorporated †«	292,101	29,811,828
Ophthotech Corporation †	145,300	6,702,689
Prothena Corporation plc †«	192,723	11,557,599

		77,248,898

Health Care Equipment & Supplies: 4.15%
Cantel Medical Corporation	357,217	27,855,782
DexCom Incorporated †	420,673	36,876,195
Integra LifeSciences Holdings Corporation †	503,102	41,531,070
Nevro Corporation †«	59,490	6,210,161

		112,473,208

Health Care Providers & Services: 6.34%
Amedisys Incorporated †	635,288	30,138,063
HealthEquity Incorporated †	1,000,202	37,857,646
Healthways Incorporated †	918,500	24,303,510
Surgical Care Affiliates Incorporated †	709,551	34,597,707
VCA Incorporated †	640,613	44,830,098

		171,727,024

Health Care Technology: 0.98%
Veeva Systems Incorporated Class A †	639,719	26,407,600

Life Sciences Tools & Services: 2.69%
Cambrex Corporation †	890,417	39,587,940
VWR Corporation †	1,168,700	33,144,332

		72,732,272

Pharmaceuticals: 0.62%
The Medicines Company †«	448,084	16,910,690

Industrials: 20.90%

Aerospace & Defense: 1.05%
Orbital ATK Incorporated	372,200	28,372,806

Airlines: 1.38%
Spirit Airlines Incorporated †	880,718	37,456,937

Building Products: 4.91%
A.O. Smith Corporation	403,300	39,842,007
Allegion plc	831,700	57,312,447
Masonite International Corporation †	574,600	35,722,882

		132,877,336

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2016	Wells Fargo Discovery Fund	11

Security name	Shares	Value

Commercial Services & Supplies: 4.20%
KAR Auction Services Incorporated	1,339,872	$57,828,876
Waste Connections Incorporated	749,500	55,987,650

		113,816,526

Electrical Equipment: 1.12%
Acuity Brands Incorporated	114,296	30,242,722

Industrial Conglomerates: 1.27%
Carlisle Companies Incorporated	335,779	34,440,852

Machinery: 1.45%
John Bean Technologies Corporation	556,600	39,268,130

Professional Services: 1.60%
TransUnion †	1,259,024	43,436,328

Road & Rail: 2.21%
J.B. Hunt Transport Services Incorporated	252,500	20,487,850
Kansas City Southern	423,500	39,521,020

		60,008,870

Trading Companies & Distributors: 1.71%
HD Supply Holdings Incorporated †	1,446,677	46,264,730

Information Technology: 31.25%

Communications Equipment: 2.30%
Finisar Corporation †	949,114	28,283,597
Harris Corporation	372,200	34,097,242

		62,380,839

Electronic Equipment, Instruments & Components: 4.06%
Cognex Corporation	501,490	26,508,761
FLIR Systems Incorporated	959,000	30,131,780
Littelfuse Incorporated	231,293	29,792,851
Universal Display Corporation †	423,500	23,508,485

		109,941,877

Internet Software & Services: 4.89%
CoStar Group Incorporated †	256,349	55,507,249
MercadoLibre Incorporated	115,600	21,382,532
Q2 Holdings Incorporated †	793,100	22,730,246
Yandex NV Class A †	1,565,900	32,962,195

		132,582,222

IT Services: 9.01%
Acxiom Corporation †	1,402,205	37,368,763
EPAM Systems Incorporated †	668,196	46,312,665
Euronet Worldwide Incorporated †	557,150	45,591,585
Total System Services Incorporated	713,500	33,641,525
Vantiv Incorporated Class A †	455,685	25,641,395

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Discovery Fund	Portfolio of investments—September 30, 2016

Security name		Shares	Value

IT Services (continued)
WEX Incorporated †		512,700	$55,417,743

			243,973,676

Software: 10.99%
Ellie Mae Incorporated †		409,386	43,108,346
Guidewire Software Incorporated †		664,966	39,884,661
HubSpot Incorporated †		479,700	27,640,314
Paycom Software Incorporated †		612,271	30,693,145
Secureworks Corporation Class A †«		926,584	11,591,566
ServiceNow Incorporated †		601,000	47,569,150
Take-Two Interactive Software Incorporated †		1,042,600	47,000,408
Tyler Technologies Incorporated †		292,267	50,044,878

			297,532,468

Materials: 2.74%

Construction Materials: 1.22%
Vulcan Materials Company		291,300	33,129,549

Containers & Packaging: 1.52%
Berry Plastics Group Incorporated †		937,500	41,109,375

Real Estate: 1.18%

Real Estate Management & Development: 1.18%
CBRE Group Incorporated Class A †		1,143,800	32,003,524

Telecommunication Services: 2.44%

Diversified Telecommunication Services: 2.44%
Zayo Group Holdings Incorporated †		2,224,999	66,104,720

Total Common Stocks (Cost $2,240,361,084)			2,692,956,367

	Yield
Short-Term Investments: 2.89%

Investment Companies: 2.89%
Securities Lending Cash Investments LLC (l)(r)(u)	0.65%	53,359,685	53,359,685
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.34	24,767,941	24,767,941

Total Short-Term Investments (Cost $78,127,626)			78,127,626

Total investments in securities (Cost $2,318,488,710) *	102.31%	2,771,083,993
Other assets and liabilities, net	(2.31)	(62,538,117)

Total net assets	100.00%	$2,708,545,876

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $2,328,900,284 and unrealized gains (losses) consists of:

Gross unrealized gains	$499,889,555
Gross unrealized losses	(57,705,846)

Net unrealized gains	$442,183,709

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—September 30, 2016	Wells Fargo Discovery Fund	13

Assets
Investments
In unaffiliated securities (including $52,724,883 of securities loaned), at value (cost $2,240,361,084)	$2,692,956,367
In affiliated securities, at value (cost $78,127,626)	78,127,626

Total investments, at value (cost $2,318,488,710)	2,771,083,993
Cash	99,804
Receivable for investments sold	15,285,368
Receivable for Fund shares sold	1,844,639
Receivable for dividends	960,712
Receivable for securities lending income	27,049

Total assets	2,789,301,565

Liabilities
Payable for investments purchased	20,830,091
Payable for Fund shares redeemed	4,071,794
Payable upon receipt of securities loaned	53,359,685
Management fee payable	1,716,161
Distribution fee payable	33,181
Administration fees payable	331,898
Accrued expenses and other liabilities	412,879

Total liabilities	80,755,689

Total net assets	$2,708,545,876

NET ASSETS CONSIST OF
Paid-in capital	$2,278,055,559
Accumulated net investment loss	(9,174,872)
Accumulated net realized losses on investments	(12,930,094)
Net unrealized gains on investments	452,595,283

Total net assets	$2,708,545,876

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$641,786,083
Shares outstanding – Class A1	21,438,434
Net asset value per share – Class A	$29.94
Maximum offering price per share – Class A2	$31.77
Net assets – Class C	$49,537,542
Shares outstanding – Class C1	1,813,299
Net asset value per share – Class C	$27.32
Net assets – Class R6	$300,118,447
Shares outstanding – Class R6[1]	9,439,043
Net asset value per share – Class R6	$31.80
Net assets – Administrator Class	$400,996,754
Shares outstanding – Administrator Class[1]	13,061,821
Net asset value per share – Administrator Class	$30.70
Net assets – Institutional Class	$1,316,107,050
Shares outstanding – Institutional Class[1]	41,497,724
Net asset value per share – Institutional Class	$31.72

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Discovery Fund	Statement of operations—year ended September 30, 2016

Investment income
Dividends (net of foreign withholding taxes of $12,986)	$15,024,387
Securities lending income, net	794,299
Income from affiliated securities	157,573

Total investment income	15,976,259

Expenses
Management fee	20,897,204
Administration fees
Class A	1,421,057
Class C	118,626
Class R6	88,906
Administrator Class	636,286
Institutional Class	1,759,847
Investor Class	118,301 [1]
Shareholder servicing fees
Class A	1,689,960
Class C	141,221
Administrator Class	1,222,535
Investor Class	90,688 [1]
Distribution fee
Class C	423,664
Custody and accounting fees	167,688
Professional fees	43,752
Registration fees	215,552
Shareholder report expenses	195,408
Trustees’ fees and expenses	24,811
Other fees and expenses	69,525

Total expenses	29,325,031
Less: Fee waivers and/or expense reimbursements	(7,060)

Net expenses	29,317,971

Net investment loss	(13,341,712)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized losses on investments	(6,021,855)
Net change in unrealized gains (losses) on investments	207,908,464

Net realized and unrealized gains (losses) on investments	201,886,609

Net increase in net assets resulting from operations	$188,544,897

[1]	For the period from October 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Discovery Fund	15

	Year ended September 30, 2016		Year ended September 30, 2015

Operations
Net investment loss		$(13,341,712)		$(15,526,813)
Net realized gains (losses) on investments		(6,021,855)		275,982,733
Net change in unrealized gains (losses) on investments		207,908,464		(179,089,579)

Net increase in net assets resulting from operations		188,544,897		81,366,341

Distributions to shareholders from
Net realized gains
Class A		(67,195,832)		(25,776,649)
Class C		(5,778,904)		(6,863,393)
Class R6		(23,478,672)		(17,262,427)
Administrator Class		(47,459,845)		(50,657,190)
Institutional Class		(114,235,168)		(106,198,751)
Investor Class		0 [1]		(47,364,646)

Total distributions to shareholders		(258,148,421)		(254,123,056)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	18,576,523	573,833,981	2,233,465	73,592,537
Class C	85,248	2,195,640	138,248	4,164,875
Class R6	2,705,304	81,981,174	2,308,430	80,634,658
Administrator Class	1,929,217	57,133,826	3,535,503	118,624,154
Institutional Class	5,696,148	169,010,558	9,758,577	338,209,673
Investor Class	55,579 [1]	1,728,387 [1]	1,282,386	42,218,844

		885,883,566		657,444,741

Reinvestment of distributions
Class A	2,330,578	65,162,949	794,342	24,513,393
Class C	183,951	4,722,020	192,115	5,525,235
Class R6	793,466	23,478,672	533,450	17,262,427
Administrator Class	1,650,359	47,282,773	1,597,396	50,349,928
Institutional Class	3,798,743	112,214,868	3,201,342	103,499,406
Investor Class	0 [1]	0 [1]	1,517,879	46,477,457

		252,861,282		247,627,846

Payment for shares redeemed
Class A	(9,136,801)	(255,432,871)	(3,720,446)	(122,265,640)
Class C	(820,726)	(21,433,438)	(750,393)	(22,961,276)
Class R6	(2,598,689)	(77,229,246)	(845,623)	(29,124,505)
Administrator Class	(8,985,182)	(255,827,949)	(7,503,991)	(251,365,044)
Institutional Class	(12,826,340)	(384,667,531)	(9,499,972)	(326,555,506)
Investor Class	(17,797,151)[1]	(549,387,039)[1]	(4,251,475)	(138,396,041)

		(1,543,978,074)		(890,668,012)

Net increase (decrease) in net assets resulting from capital share transactions		(405,233,226)		14,404,575

Total decrease in net assets		(474,836,750)		(158,352,140)

Net assets
Beginning of period		3,183,382,626		3,341,734,766

End of period		$2,708,545,876		$3,183,382,626

Accumulated net investment loss		$(9,174,872)		$(15,952,398)

[1]	For the period from October 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Discovery Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$30.48	$32.35	$33.50	$26.89	$21.20
Net investment loss	(0.18)[1]	(0.24)	(0.30)	(0.08)[1]	(0.14)[1]
Net realized and unrealized gains (losses) on investments	2.23	0.96	1.36	8.14	6.82

Total from investment operations	2.05	0.72	1.06	8.06	6.68
Distributions to shareholders from
Net realized gains	(2.59)	(2.59)	(2.21)	(1.45)	(0.99)
Net asset value, end of period	$29.94	$30.48	$32.35	$33.50	$26.89
Total return[2]	7.33%	2.09%	3.15%	31.86%	32.05%
Ratios to average net assets (annualized)
Gross expenses	1.20%	1.23%	1.25%	1.27%	1.29%
Net expenses	1.20%	1.21%	1.22%	1.22%	1.22%
Net investment loss	(0.64)%	(0.64)%	(0.95)%	(0.29)%	(0.53)%
Supplemental data
Portfolio turnover rate	78%	87%	84%	86%	104%
Net assets, end of period (000s omitted)	$641,786	$294,661	$335,221	$239,506	$114,882

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Discovery Fund	17

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$28.24	$30.37	$31.81	$25.79	$20.51
Net investment loss	(0.37)[1]	(0.43)[1]	(0.35)	(0.30)[1]	(0.31)[1]
Net realized and unrealized gains (losses) on investments	2.04	0.89	1.12	7.77	6.58

Total from investment operations	1.67	0.46	0.77	7.47	6.27
Distributions to shareholders from
Net realized gains	(2.59)	(2.59)	(2.21)	(1.45)	(0.99)
Net asset value, end of period	$27.32	$28.24	$30.37	$31.81	$25.79
Total return[2]	6.51%	1.35%	2.33%	30.89%	31.10%
Ratios to average net assets (annualized)
Gross expenses	1.95%	1.98%	2.00%	2.02%	2.04%
Net expenses	1.95%	1.96%	1.97%	1.97%	1.97%
Net investment loss	(1.41)%	(1.39)%	(1.70)%	(1.08)%	(1.28)%
Supplemental data
Portfolio turnover rate	78%	87%	84%	86%	104%
Net assets, end of period (000s omitted)	$49,538	$66,772	$84,585	$48,768	$16,803

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Discovery Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS R6	2016	2015	2014	2013[1]
Net asset value, beginning of period	$32.08	$33.78	$34.73	$31.03
Net investment income (loss)	(0.07)	(0.07)	(0.17)	0.02 [2]
Net realized and unrealized gains (losses) on investments	2.38	0.96	1.43	3.68

Total from investment operations	2.31	0.89	1.26	3.70
Distributions to shareholders from
Net realized gains	(2.59)	(2.59)	(2.21)	0.00
Net asset value, end of period	$31.80	$32.08	$33.78	$34.73
Total return[3]	7.77%	2.53%	3.60%	11.96%
Ratios to average net assets (annualized)
Gross expenses	0.77%	0.76%	0.77%	0.77%
Net expenses	0.77%	0.76%	0.77%	0.77%
Net investment income (loss)	(0.22)%	(0.21)%	(0.45)%	0.30%
Supplemental data
Portfolio turnover rate	78%	87%	84%	86%
Net assets, end of period (000s omitted)	$300,118	$273,941	$221,043	$28

[1]	For the period from June 28, 2013 (commencement of class operations) to September 30, 2013

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Discovery Fund	19

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$31.17	$32.99	$34.08	$27.30	$21.50
Net investment loss	(0.17)[1]	(0.20)	(0.27)[1]	(0.04)	(0.12)[1]
Net realized and unrealized gains (losses) on investments	2.29	0.97	1.39	8.27	6.91

Total from investment operations	2.12	0.77	1.12	8.23	6.79
Distributions to shareholders from
Net realized gains	(2.59)	(2.59)	(2.21)	(1.45)	(0.99)
Net asset value, end of period	$30.70	$31.17	$32.99	$34.08	$27.30
Total return	7.40%	2.24%	3.25%	32.01%	32.12%
Ratios to average net assets (annualized)
Gross expenses	1.12%	1.09%	1.08%	1.10%	1.13%
Net expenses	1.12%	1.09%	1.08%	1.10%	1.13%
Net investment loss	(0.58)%	(0.52)%	(0.81)%	(0.13)%	(0.45)%
Supplemental data
Portfolio turnover rate	78%	87%	84%	86%	104%
Net assets, end of period (000s omitted)	$400,997	$575,568	$687,537	$648,228	$478,673

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Discovery Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$32.04	$33.76	$34.74	$27.73	$21.76
Net investment income (loss)	(0.10)	(0.09)	(0.20)	0.01	(0.07)
Net realized and unrealized gains (losses) on investments	2.37	0.96	1.43	8.45	7.03

Total from investment operations	2.27	0.87	1.23	8.46	6.96
Distributions to shareholders from
Net realized gains	(2.59)	(2.59)	(2.21)	(1.45)	(0.99)
Net asset value, end of period	$31.72	$32.04	$33.76	$34.74	$27.73
Total return	7.68%	2.47%	3.51%	32.36%	32.53%
Ratios to average net assets (annualized)
Gross expenses	0.87%	0.82%	0.82%	0.84%	0.86%
Net expenses	0.87%	0.82%	0.82%	0.84%	0.86%
Net investment income (loss)	(0.32)%	(0.26)%	(0.54)%	0.11%	(0.19)%
Supplemental data
Portfolio turnover rate	78%	87%	84%	86%	104%
Net assets, end of period (000s omitted)	$1,316,107	$1,436,125	$1,396,603	$988,615	$524,506

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Discovery Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Discovery Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares became Class A shares in a tax-free conversion. Shareholders of Investor Class received Class A shares at a value equal to the value of their Investor Class shares immediately prior to the conversion. Investor Class shares are no longer offered by the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy

22	Wells Fargo Discovery Fund	Notes to financial statements

by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to net operating losses. At September 30, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss
$(20,119,238)	$20,119,238

As of September 30, 2016, the Fund had current year deferred post-October capital losses and a qualified late-year ordinary loss which will both be recognized on the first day of the following fiscal year in the following amounts:

Deferred post-October capital losses	Late-year ordinary losses deferred
Short-term
$(2,518,523)	$(9,174,473)

Notes to financial statements	Wells Fargo Discovery Fund	23

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$410,396,879	$0	$0	$410,396,879
Consumer staples	75,311,498	0	0	75,311,498
Energy	25,521,797	0	0	25,521,797
Financials	119,283,014	0	0	119,283,014
Health care	477,499,692	0	0	477,499,692
Industrials	566,185,237	0	0	566,185,237
Information technology	846,411,082	0	0	846,411,082
Materials	74,238,924	0	0	74,238,924
Real estate	32,003,524	0	0	32,003,524
Telecommunication services	66,104,720	0	0	66,104,720

Short-term investments
Investment companies	24,767,941	0	0	24,767,941
Investments measured at net asset value*				53,359,685
Total assets	$2,717,724,308	$0	$0	$2,771,083,993

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $53,359,685 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At September 30, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

24	Wells Fargo Discovery Fund	Notes to financial statements

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.80% and declining to 0.63% as the average daily net assets of the Fund increase. For the year ended September 30, 2016, the management fee was equivalent to an annual rate of 0.72% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.35% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class C	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13
Investor Class	0.32

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.22% for Class A shares, 1.97% for Class C shares, 0.84% for Class R6 shares, 1.15% for Administrator Class shares, and 0.89% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fee

The Trust has adopted a distribution plan for Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. A distribution fee is charged to Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2016, Funds Distributor received $2,463 from the sale of Class A shares and $492 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Administrator Class, and Investor Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

Notes to financial statements	Wells Fargo Discovery Fund	25

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2016 were $2,230,748,147 and $ 2,848,925,414, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended September 30, 2016, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $258,148,421 and $254,123,056 of long-term capital gain for the years ended September 30, 2016 and September 30, 2015, respectively.

As of September 30, 2016, the components of distributable earnings on a tax basis were as follows:

Unrealized gains	Late-year ordinary losses deferred	Post-October capital losses deferred
$442,183,709	$(9,174,473)	$(2,518,523)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

26	Wells Fargo Discovery Fund	Report of independent registered public accounting firm

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Discovery Fund (formerly known as Wells Fargo Advantage Discovery Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Discovery Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 23, 2016

Other information (unaudited)	Wells Fargo Discovery Fund	27

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $258,148,421 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2016.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

28	Wells Fargo Discovery Fund	Other information (unaudited)

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 138 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

Other information (unaudited)	Wells Fargo Discovery Fund	29

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016[3]	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 70 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 68 funds and Assistant Treasurer of 70 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling
1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

30	Wells Fargo Discovery Fund	Other information (unaudited)

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Discovery Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe.

Other information (unaudited)	Wells Fargo Discovery Fund	31

The Board noted that the performance of the Fund (Administrator Class A) was higher than or in range of the average performance of the Universe for all periods under review except the three-year period. The Board also noted that the performance of the Fund was lower than its benchmark, the Russell 2500TM Growth Index, for all periods under review except the ten-year period.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

32	Wells Fargo Discovery Fund	Other information (unaudited)

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

List of abbreviations	Wells Fargo Discovery Fund	33

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

246394 11-16 A230/AR230 09-16

Annual Report

September 30, 2016

Wells Fargo Enterprise Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Enterprise Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Enterprise Fund for the 12-month period that ended September 30, 2016. During this period, which began October 1, 2015, U.S. and international stock markets experienced bouts of heightened volatility, with intermittent sell-offs interspersed with rebounds. Despite market fluctuations throughout the year, U.S. small-, mid-, and large-cap stocks delivered double-digit positive results overall for the 12-month reporting period, as measured by the Russell 2000® Index,1 the Russell Midcap® Index,2 and the Russell 1000® Index,3 respectively. Small-cap U.S. stocks performed best, followed by large- and mid-cap stocks. International stocks overall also delivered positive results for the period.

Despite ongoing concerns, U.S. stocks generally rose in the fourth quarter of 2015; international markets lagged.

While U.S. stocks overall delivered favorable results in the quarter, stock markets outside the U.S. failed to keep pace as economic concerns, including China’s ongoing slowdown, continued to affect many countries. U.S. economic data released during the quarter indicated the economy remained solid, although the strong U.S. dollar and weakness in international economies remained headwinds. In December, the Federal Reserve (Fed), as expected, raised its target interest rate by 25 basis points (100 basis points equals 1.00%) after keeping it near zero for seven years. The move reflected confidence in the U.S. economy’s ability to stay healthy with less central-bank support. The Fed also clarified that future interest-rate increases would be gradual.

In the first quarter of 2016, market volatility increased globally amid ongoing concerns.

Stock markets worldwide fluctuated widely in the first quarter of 2016. Most sold off sharply in the first six weeks of the year on concerns such as weak global growth, falling commodity prices, and uncertainty over the timing and impact of the Fed’s interest-rate increases. As the quarter progressed, fears abated somewhat and global markets generally rallied. The U.S. economy ended the quarter on a positive note as much of the quarter’s data reflected resiliency. With ongoing uncertainties about global growth and financial markets, however, the Fed held off from raising the target interest rate during the quarter. Outside the U.S., the eurozone fell into deflation in February; in response, the European Central Bank (ECB) announced an expansion of its stimulus program. In China, the government in March set an anticipated growth rate of 6.5% to 7.0% for 2016, an acknowledgment of weakening growth. In emerging markets, although central-bank stimulus and improved prices for oil and other commodities led to stock-market rallies in the quarter, many of these countries’ economies face the potential of credit downgrades due to challenges such as the likelihood of a stronger U.S. dollar, which would make dollar-denominated debt more expensive.

Worries over interest rates and the U.K.’s Brexit vote largely drove markets during the second quarter of 2016.

U.S. stocks began the quarter in positive territory but started to lose steam in early May on worries that a possible June interest-rate increase by the Fed could hurt

[1]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

[3]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Enterprise Fund	3

the market. In mid-May, stocks briefly plunged following comments by Fed officials noting that a June interest-rate increase remained on the table. But once investors had processed this information, stocks again rallied, finishing up for the month. The first three weeks of June brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the E.U. The U.K.’s Brexit vote on June 23 shocked countries in Europe and much of the rest of the world. Stock markets fell as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rallied as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global growth. By quarter-end, the broad U.S. stock market had moved back into positive territory.

U.S. stocks delivered generally positive results in the third quarter of 2016.

The rally in U.S. stocks continued into early July 2016. U.S. stocks then generally continued to move upward at a more moderate pace, reaching a quarterly peak in August before the upward momentum started to lose some steam. Markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Fed, ECB, Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. Although many U.S. investors had doubted the Fed would increase interest rates in September, hawkish comments by several Fed officials in early September raised concerns, sending stock and bond prices downward. However, immediately following the Fed’s September 20 meeting, stocks surged on news that the Fed had decided to leave short-term interest rates unchanged for the time being and had signaled its intention to increase rates by year-end. The Fed also lowered its estimates for long-term economic growth and adjusted its anticipated pace of future rate increases. U.S. small-cap stocks in particular benefited from a renewed investor focus on fundamentals and from healthy merger and acquisition activity.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Fed, ECB, Bank of England, and Bank of Japan.

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Enterprise Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

Michael T. Smith, CFA®

Chris Warner, CFA®

Average annual total returns (%) as of September 30, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SENAX)	2-24-2000	2.37	12.77	6.46	8.63	14.11	7.10	1.25	1.18
Class B (WENBX)*	8-26-2011	2.78	13.00	6.66	7.78	13.25	6.66	2.00	1.93
Class C (WENCX)	3-31-2008	6.80	13.25	6.30	7.80	13.25	6.30	2.00	1.93
Class R6 (WENRX)	10-31-2014	–	–	–	9.06	14.51	7.54	0.82	0.80
Administrator Class (SEPKX)	8-30-2002	–	–	–	8.74	14.22	7.27	1.17	1.10
Institutional Class (WFEIX)	6-30-2003	–	–	–	8.97	14.48	7.53	0.92	0.85
Russell Midcap® Growth Index[4]	–	–	–	–	11.24	15.85	8.51	–	–
*	At the close of business on December 5, 2016, existing Class B shareholders were converted to Class A shareholders. Effective December 6, 2016, Class B shares are no longer offered by the Fund.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Enterprise Fund	5

Growth of $10,000 investment as of September 30, 2016[5]

[1]	Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for Class A shares through June 19, 2008, includes Advisor Class expenses. Historical performance shown for Class B shares prior to their inception reflects the performance of Class C shares. Historical performance shown for Class C shares prior to their inception reflects the performance of the former Investor Class shares and has been adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of the Institutional Class shares, and is not adjusted to reflect Class R6 expenses. If these expenses had been included, returns for Class R6 would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through January 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at the amounts shown. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000® Growth Index. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell Midcap® Growth Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

*	The security was not held by the Fund at the end of the reporting period.

6	Wells Fargo Enterprise Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell Midcap® Growth Index, for the 12-month period that ended September 30, 2016.

■	Challenging stock selection in the information technology (IT) sector more than offset effective stock selection in the health care sector.

■	Although the U.S. economy generally displayed resiliency, global economic weakness and geopolitical risks led to high uncertainty, risk aversion, and occasional periods when stock prices appeared to undervalue the quality of company fundamentals.

The environment for U.S. equities over the past 12 months vacillated frequently from a risk-averse market fueled by concern over geopolitical events and global economic issues to a more optimistic market in which company-specific data drove stock prices. This fluctuating investing landscape proved challenging for our bottom-up, fundamentally based investment process.

Ten largest holdings (%) as of September 30, 2016[6]
O’Reilly Automotive Incorporated	2.83
Electronic Arts Incorporated	2.25
Zayo Group Holdings Incorporated	2.22
Fidelity National Information Services Incorporated	2.21
ServiceNow Incorporated	2.21
KAR Auction Services Incorporated	2.15
Intuitive Surgical Incorporated	2.11
Waste Connections Incorporated	2.10
Intercontinental Exchange Incorporated	2.02
Constellation Brands Incorporated Class A	1.99

Stock selection in the IT sector detracted the most from Fund performance.

Within the IT sector, positioning in the semiconductor and semiconductor equipment industry weighed on returns. Also, within the software industry, a combination of company-specific issues and concerns over enterprise spending pressured portfolio holdings. Tableau Software, Incorporated, a data-visualization software company, reported disappointing quarterly results driven by an unexpected decline in licensing revenue. Shares of Tableau declined sharply as a result. Concerns over increased competition and the company’s ability to transition its business model to large, enterprise-level customers also weighed on the stock. With the sharp increase in uncertainty, we determined our thesis was compromised and sold Tableau from the Fund.

Sector distribution as of September 30, 2016[7]

Stock selection in the health care sector aided performance.

We observed specific strength in the highly innovative medical equipment industry, which has been a point of emphasis in the Fund over the reporting period. Edwards Lifesciences Corporation, which focuses on technologies that treat heart disease and is a leader in the market for transcatheter heart valves (THV), benefited the Fund’s return. The $3 billion THV market is expected to grow because THV is a minimally invasive and more effective method of replacing heart valves. Edwards reported strong results driven by a significant increase in its THV sales, and the company is optimistic that it may receive approval for its products to be used in a broader group of heart patients. Another health care company, Align Technology, Incorporated,* displayed considerable strength over the reporting period. The company, which manufactures the Invisalign® orthodontic treatment, posted consistently strong results driven by growth in both the U.S. and international markets. We believe Align Technology is still in the early stages of penetrating a large market.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Enterprise Fund	7

Recent market dynamics support our confidence in the Fund’s positioning.

Despite the lack of clarity on the macroeconomic front, there are some developments that we view as encouraging for our investing style. In contrast to worries that gripped investors early in 2016, investors more recently have been showing signs of embracing a muddle-through scenario for the U.S. economy. There appears to be a general sense that this slow-growth economy may lengthen the business cycle and avoid the boom-and-bust pattern the market frequently has followed in the past. The slow-growth scenario actually may be good for growth-equity investing.

We invest in companies with high organic growth, which tend to be scarce in a low-growth environment. With a decreasing number of companies capable of generating high levels of revenue growth, it stands to reason that growth stocks may command a premium valuation in the later stages of a business cycle. However, with just a few exceptions, that has not occurred broadly in this slow-growth market. Instead, slower-growing stocks that offer the perceived safety of high dividend yields have been rewarded with multiple expansion in recent years. However, this trend reversed in the last few months of the reporting period; stocks in traditional growth sectors, such as health care, outperformed, while high-dividend-yield stocks in sectors such as utilities and consumer staples lagged. Also, after languishing in a risk-averse environment, small- and mid-cap stocks—many of which are more exposed to strong U.S. end markets like housing—began to outperform. The most recent earnings season was the most rational that we have seen in a long time, where good news regarding company fundamentals led to good news for stock prices. This was a positive sign as equity correlations were able to normalize.

We remain upbeat regarding the fundamentals of companies within the Fund. Our internal projections for growth are high because many innovative companies are held within the Fund. In our view, these holdings are potentially capable of generating durable growth in a variety of economic environments. After years of a challenging environment, stock prices and returns may be moving back toward their average ranges. As we maintain a laser focus on the execution of our investment process, we believe our efforts may lead to strong performance for the benefit of Fund shareholders.

Please see footnotes on page 5.

8	Wells Fargo Enterprise Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2016 to September 30, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2016	Ending account value 9-30-2016	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,100.18	$6.20	1.18%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.10	$5.96	1.18%
Class B
Actual	$1,000.00	$1,095.76	$10.11	1.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.35	$9.72	1.93%
Class C
Actual	$1,000.00	$1,095.73	$10.11	1.93%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.35	$9.72	1.93%
Class R6
Actual	$1,000.00	$1,102.26	$4.20	0.80%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.00	$4.04	0.80%
Administrator Class
Actual	$1,000.00	$1,100.45	$5.78	1.10%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.50	$5.55	1.10%
Institutional Class
Actual	$1,000.00	$1,101.87	$4.47	0.85%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.75	$4.29	0.85%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2016	Wells Fargo Enterprise Fund	9

Security name	Shares	Value

Common Stocks: 99.94%

Consumer Discretionary: 20.95%

Auto Components: 3.12%
Delphi Automotive plc	137,485	$9,805,430
Johnson Controls International plc	222,941	10,373,445

		20,178,875

Automobiles: 1.14%
Thor Industries Incorporated	87,200	7,385,840

Distributors: 1.00%
Pool Corporation	68,400	6,465,168

Hotels, Restaurants & Leisure: 4.89%
Aramark	285,659	10,863,612
Dave & Buster’s Entertainment Incorporated †	104,044	4,076,444
Six Flags Entertainment Corporation	174,700	9,365,667
Vail Resorts Incorporated	47,117	7,391,715

		31,697,438

Media: 2.96%
Cinemark Holdings Incorporated	212,500	8,134,500
Liberty Broadband Corporation Class C †	154,800	11,065,104

		19,199,604

Multiline Retail: 1.68%
Dollar General Corporation	155,800	10,904,442

Specialty Retail: 5.04%
Burlington Stores Incorporated †	120,200	9,738,604
L Brands Incorporated	63,900	4,522,203
O’Reilly Automotive Incorporated †	65,500	18,347,205

		32,608,012

Textiles, Apparel & Luxury Goods: 1.12%
Coach Incorporated	198,400	7,253,504

Consumer Staples: 4.97%

Beverages: 3.54%
Constellation Brands Incorporated Class A	77,400	12,886,326
Monster Beverage Corporation †	68,300	10,027,123

		22,913,449

Food Products: 1.43%
TreeHouse Foods Incorporated †	106,400	9,277,016

Energy: 0.71%

Oil, Gas & Consumable Fuels: 0.71%
Diamondback Energy Incorporated †	48,000	4,633,920

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Enterprise Fund	Portfolio of investments—September 30, 2016

Security name	Shares	Value

Financials: 6.14%

Capital Markets: 6.14%
Intercontinental Exchange Incorporated	48,505	$13,065,307
Raymond James Financial Incorporated	95,200	5,541,592
S&P Global Incorporated	98,841	12,509,317
SEI Investments Company	189,400	8,638,534

		39,754,750

Health Care: 13.05%

Biotechnology: 2.44%
BioMarin Pharmaceutical Incorporated †	82,293	7,613,748
Incyte Corporation †	86,600	8,165,514

		15,779,262

Health Care Equipment & Supplies: 7.89%
Boston Scientific Corporation †	401,900	9,565,220
DexCom Incorporated †	90,900	7,968,294
Edwards Lifesciences Corporation †	101,200	12,200,672
Integra LifeSciences Holdings Corporation †	93,200	7,693,660
Intuitive Surgical Incorporated †	18,900	13,699,287

		51,127,133

Health Care Providers & Services: 2.72%
Surgical Care Affiliates Incorporated †	158,435	7,725,291
VCA Incorporated †	141,400	9,895,172

		17,620,463

Industrials: 17.88%

Aerospace & Defense: 1.04%
Orbital ATK Incorporated	88,500	6,746,355

Airlines: 1.29%
Spirit Airlines Incorporated †	196,000	8,335,880

Building Products: 3.19%
Allegion plc	184,600	12,720,786
Masonite International Corporation †	127,800	7,945,326

		20,666,112

Commercial Services & Supplies: 5.67%
KAR Auction Services Incorporated	322,379	13,913,878
Rollins Incorporated	315,005	9,223,346
Waste Connections Incorporated	182,100	13,602,870

		36,740,094

Electrical Equipment: 0.85%
Acuity Brands Incorporated	20,834	5,512,676

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2016	Wells Fargo Enterprise Fund	11

Security name	Shares	Value

Industrial Conglomerates: 1.22%
Carlisle Companies Incorporated	77,033	$7,901,275

Professional Services: 1.56%
TransUnion †	292,698	10,098,081

Road & Rail: 1.46%
Kansas City Southern	101,500	9,471,980

Trading Companies & Distributors: 1.60%
HD Supply Holdings Incorporated †	323,000	10,329,540

Information Technology: 28.02%

Communications Equipment: 1.33%
Harris Corporation	94,100	8,620,501

Electronic Equipment, Instruments & Components: 1.57%
FLIR Systems Incorporated	221,000	6,943,820
Universal Display Corporation †	58,300	3,236,233

		10,180,053

Internet Software & Services: 3.03%
CoStar Group Incorporated †	54,443	11,788,543
Yandex NV Class A †	370,900	7,807,445

		19,595,988

IT Services: 9.42%
Acxiom Corporation †	322,800	8,602,620
EPAM Systems Incorporated †	144,219	9,995,819
Fidelity National Information Services Incorporated	186,200	14,342,986
Total System Services Incorporated	209,900	9,896,785
Vantiv Incorporated Class A †	117,281	6,599,402
WEX Incorporated †	107,100	11,576,439

		61,014,051

Semiconductors & Semiconductor Equipment: 2.69%
Broadcom Limited	37,400	6,452,248
Micron Technology Incorporated †	334,200	5,942,076
NXP Semiconductors NV †	50,300	5,042,495

		17,436,819

Software: 9.98%
Electronic Arts Incorporated †	170,700	14,577,780
Guidewire Software Incorporated †	128,000	7,677,440
Nintendo Company Limited «	192,600	6,351,948
Paycom Software Incorporated †	100,523	5,039,218
ServiceNow Incorporated †	180,550	14,290,533
Symantec Corporation	277,300	6,960,230
Tyler Technologies Incorporated †	56,800	9,725,864

		64,623,013

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Enterprise Fund	Portfolio of investments—September 30, 2016

Security name		Shares	Value

Materials: 4.53%

Chemicals: 1.40%
The Sherwin-Williams Company		32,900	$9,102,114

Construction Materials: 1.72%
Vulcan Materials Company		98,000	11,145,540

Containers & Packaging: 1.41%
Berry Plastics Group Incorporated †		208,100	9,125,183

Real Estate: 1.47%

Real Estate Management & Development: 1.47%
CBRE Group Incorporated Class A †		340,015	9,513,620

Telecommunication Services: 2.22%

Diversified Telecommunication Services: 2.22%
Zayo Group Holdings Incorporated †		483,799	14,373,668

Total Common Stocks (Cost $552,477,728)			647,331,419

	Yield
Short-Term Investments: 0.88%

Investment Companies: 0.88%
Securities Lending Cash Investments LLC (l)(r)(u)	0.65%	1,020,000	1,020,000
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.34	4,723,179	4,723,179

Total Short-Term Investments (Cost $5,743,179)			5,743,179

Total investments in securities (Cost $558,220,907) *	100.82%	653,074,598
Other assets and liabilities, net	(0.82)	(5,342,738)

Total net assets	100.00%	$647,731,860

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $559,957,080 and unrealized gains (losses) consists of:

Gross unrealized gains	$106,700,685
Gross unrealized losses	(13,583,167)

Net unrealized gains	$93,117,518

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—September 30, 2016	Wells Fargo Enterprise Fund	13

Assets
Investments
In unaffiliated securities (including $985,224 of securities loaned), at value (cost $552,477,728)	$647,331,419
In affiliated securities, at value (cost $5,743,179)	5,743,179

Total investments, at value (cost $558,220,907)	653,074,598
Cash	22,380
Receivable for investments sold	14,040,145
Receivable for Fund shares sold	92,751
Receivable for dividends	236,559
Receivable for securities lending income	1,613
Prepaid expenses and other assets	93,020

Total assets	667,561,066

Liabilities
Payable for investments purchased	17,460,386
Payable for Fund shares redeemed	633,572
Payable upon receipt of securities loaned	1,020,000
Management fee payable	379,851
Distribution fees payable	6,249
Administration fees payable	109,830
Accrued expenses and other liabilities	219,318

Total liabilities	19,829,206

Total net assets	$647,731,860

NET ASSETS CONSIST OF
Paid-in capital	$538,399,755
Accumulated net investment loss	(2,200,728)
Accumulated net realized gains on investments	16,679,142
Net unrealized gains on investments	94,853,691

Total net assets	$647,731,860

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$542,077,000
Shares outstanding – Class A1	12,925,205
Net asset value per share – Class A	$41.94
Maximum offering price per share – Class A2	$44.50
Net assets – Class B	$357,021
Shares outstanding – Class B1	9,343
Net asset value per share – Class B	$38.21
Net assets – Class C	$9,180,730
Shares outstanding – Class C1	240,175
Net asset value per share – Class C	$38.23
Net assets – Class R6	$29,861,406
Shares outstanding – Class R6[1]	658,188
Net asset value per share – Class R6	$45.37
Net assets – Administrator Class	$4,692,694
Shares outstanding – Administrator Class[1]	107,106
Net asset value per share – Administrator Class	$43.81
Net assets – Institutional Class	$61,563,009
Shares outstanding – Institutional Class[1]	1,358,508
Net asset value per share – Institutional Class	$45.32

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Enterprise Fund	Statement of operations—year ended September 30, 2016

Investment income
Dividends (net of foreign withholding taxes of $2,967)	$4,025,078
Securities lending income, net	84,477
Income from affiliated securities	21,650

Total investment income	4,131,205

Expenses
Management fee	4,748,032
Administration fees
Class A	1,109,055
Class B	1,207
Class C	19,097
Class R6	4,528
Administrator Class	5,254
Institutional Class	88,191
Investor Class	40,967	[1]
Shareholder servicing fees
Class A	1,320,088
Class B	1,437
Class C	22,734
Administrator Class	8,766
Investor Class	31,778	[1]
Distribution fees
Class B	4,311
Class C	68,202
Custody and accounting fees	62,427
Professional fees	42,618
Registration fees	108,159
Shareholder report expenses	97,259
Trustees’ fees and expenses	15,154
Other fees and expenses	19,742

Total expenses	7,819,006
Less: Fee waivers and/or expense reimbursements	(501,119)

Net expenses	7,317,887

Net investment loss	(3,186,682)

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	17,584,427
Net change in unrealized gains (losses) on investments	38,732,302

Net realized and unrealized gains (losses) on investments	56,316,729

Net increase in net assets resulting from operations	$53,130,047

[1]	For the period from October 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Enterprise Fund	15

	Year ended September 30, 2016		Year ended September 30, 2015

Operations
Net investment loss		$(3,186,682)		$(4,456,476)
Net realized gains on investments		17,584,427		60,042,406
Net change in unrealized gains (losses) on investments		38,732,302		(53,364,165)

Net increase in net assets resulting from operations		53,130,047		2,221,765

Distributions to shareholders from
Net realized gains
Class A		(43,636,386)		(50,757,257)
Class B		(61,455)		(181,113)
Class C		(809,467)		(1,277,712)
Class R6		(148,611)		(2,811)[1]
Administrator Class		(262,668)		(5,027,746)
Institutional Class		(5,679,281)		(8,785,678)
Investor Class		0 [2]		(24,434,273)

Total distributions to shareholders		(50,597,868)		(90,466,590)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	4,522,822	197,186,460	125,100	5,768,841
Class B	1	16	115	5,022
Class C	23,985	869,811	29,071	1,259,547
Class R6	691,533	29,003,966	475 [1]	25,000 [1]
Administrator Class	47,307	1,846,716	127,718	6,003,464
Institutional Class	292,382	12,703,511	876,223	41,657,557
Investor Class	4,864 [2]	207,062 [2]	229,245	10,496,364

		241,817,542		65,215,795

Reinvestment of distributions
Class A	1,043,906	41,244,748	1,085,457	47,076,276
Class B	1,651	59,782	4,370	176,274
Class C	21,345	773,309	30,217	1,219,238
Class R6	3,488	148,611	61 [1]	2,811 [1]
Administrator Class	6,238	257,327	111,310	5,012,290
Institutional Class	120,020	5,110,433	126,526	5,860,663
Investor Class	0 [2]	0 [2]	557,032	23,740,725

		47,594,210		83,088,277

Payment for shares redeemed
Class A	(1,489,094)	(59,409,799)	(1,083,157)	(49,981,902)
Class B	(15,187)	(564,158)	(17,274)	(754,198)
Class C	(47,670)	(1,691,275)	(31,076)	(1,334,211)
Class R6	(37,369)	(1,612,164)	0 [1]	0 [1]
Administrator Class	(27,720)	(1,163,795)	(1,061,267)	(49,413,536)
Institutional Class	(998,881)	(43,244,941)	(570,369)	(28,005,911)
Investor Class	(4,428,901)[2]	(190,508,618)[2]	(559,225)	(25,524,047)

		(298,194,750)		(155,013,805)

Net decrease in net assets resulting from capital share transactions		(8,782,998)		(6,709,733)

Total decrease in net assets		(6,250,819)		(94,954,558)

Net assets
Beginning of period		653,982,679		748,937,237

End of period		$647,731,860		$653,982,679

Accumulated net investment loss		$(2,200,728)		$(4,295,244)

[1]	For the period from October 31, 2014 (commencement of class operations) to September 30, 2015

[2]	For the period from October 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Enterprise Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$41.90	$47.93	$49.54	$37.67	$29.10
Net investment income (loss)	(0.21)[1]	(0.29)	(0.43)[1]	0.01 [1]	(0.18)
Net realized and unrealized gains (losses) on investments	3.61	0.18	3.00	11.86	8.75

Total from investment operations	3.40	(0.11)	2.57	11.87	8.57
Distributions to shareholders from
Net realized gains	(3.36)	(5.92)	(4.18)	0.00	0.00
Net asset value, end of period	$41.94	$41.90	$47.93	$49.54	$37.67
Total return[2]	8.63%	(0.67)%	5.27%	31.55%	29.46%
Ratios to average net assets (annualized)
Gross expenses	1.26%	1.29%	1.29%	1.30%	1.29%
Net expenses	1.18%	1.18%	1.18%	1.18%	1.18%
Net investment income (loss)	(0.52)%	(0.60)%	(0.87)%	0.01%	(0.49)%
Supplemental data
Portfolio turnover rate	99%	101%	98%	91%	102%
Net assets, end of period (000s omitted)	$542,077	$370,743	$417,971	$427,860	$359,068

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Enterprise Fund	17

(For a share outstanding throughout each period)

	Year ended September 30
CLASS B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$38.75	$45.06	$47.14	$36.11	$28.10
Net investment loss	(0.48)[1]	(0.58)[1]	(0.76)[1]	(0.27)[1]	(0.42)[1]
Net realized and unrealized gains (losses) on investments	3.30	0.19	2.86	11.30	8.43

Total from investment operations	2.82	(0.39)	2.10	11.03	8.01
Distributions to shareholders from
Net realized gains	(3.36)	(5.92)	(4.18)	0.00	0.00
Net asset value, end of period	$38.21	$38.75	$45.06	$47.14	$36.11
Total return[2]	7.78%	(1.38)%	4.46%	30.55%	28.51%
Ratios to average net assets (annualized)
Gross expenses	2.01%	2.04%	2.04%	2.05%	2.04%
Net expenses	1.93%	1.93%	1.93%	1.93%	1.93%
Net investment loss	(1.30)%	(1.34)%	(1.63)%	(0.68)%	(1.25)%
Supplemental data
Portfolio turnover rate	99%	101%	98%	91%	102%
Net assets, end of period (000s omitted)	$357	$886	$1,607	$2,723	$3,235

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Enterprise Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$38.75	$45.07	$47.14	$36.11	$28.10
Net investment loss	(0.47)[1]	(0.59)[1]	(0.75)[1]	(0.29)[1]	(0.42)[1]
Net realized and unrealized gains (losses) on investments	3.31	0.19	2.86	11.32	8.43

Total from investment operations	2.84	(0.40)	2.11	11.03	8.01
Distributions to shareholders from
Net realized gains	(3.36)	(5.92)	(4.18)	0.00	0.00
Net asset value, end of period	$38.23	$38.75	$45.07	$47.14	$36.11
Total return[2]	7.80%	(1.41)%	4.49%	30.55%	28.51%
Ratios to average net assets (annualized)
Gross expenses	2.01%	2.04%	2.04%	2.05%	2.04%
Net expenses	1.93%	1.93%	1.93%	1.93%	1.93%
Net investment loss	(1.28)%	(1.36)%	(1.62)%	(0.72)%	(1.24)%
Supplemental data
Portfolio turnover rate	99%	101%	98%	91%	102%
Net assets, end of period (000s omitted)	$9,181	$9,399	$9,658	$8,483	$7,508

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Enterprise Fund	19

(For a share outstanding throughout each period)

	Year ended September 30
CLASS R6	2016	2015[1]
Net asset value, beginning of period	$44.89	$52.65
Net investment loss	(0.06)[2]	(0.08)
Net realized and unrealized gains (losses) on investments	3.90	(1.76)

Total from investment operations	3.84	(1.84)
Distributions to shareholders from
Net realized gains	(3.36)	(5.92)
Net asset value, end of period	$45.37	$44.89
Total return[3]	9.06%	(3.84)%
Ratios to average net assets (annualized)
Gross expenses	0.83%	0.81%
Net expenses	0.80%	0.80%
Net investment loss	(0.14)%	(0.19)%
Supplemental data
Portfolio turnover rate	99%	101%
Net assets, end of period (000s omitted)	$29,861	$24

[1]	For the period from October 31, 2014 (commencement of class operations) to September 30, 2015

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Enterprise Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$43.58	$49.54	$51.03	$38.77	$29.93
Net investment income (loss)	(0.18)[1]	(0.23)[1]	(0.37)[1]	0.02 [1]	(0.16)[1]
Net realized and unrealized gains (losses) on investments	3.77	0.19	3.06	12.24	9.00

Total from investment operations	3.59	(0.04)	2.69	12.26	8.84
Distributions to shareholders from
Net realized gains	(3.36)	(5.92)	(4.18)	0.00	0.00
Net asset value, end of period	$43.81	$43.58	$49.54	$51.03	$38.77
Total return	8.74%	(0.46)%	5.33%	31.62%	29.54%
Ratios to average net assets (annualized)
Gross expenses	1.15%	1.09%	1.12%	1.13%	1.12%
Net expenses	1.07%	1.07%	1.09%	1.11%	1.12%
Net investment income (loss)	(0.41)%	(0.47)%	(0.74)%	0.05%	(0.46)%
Supplemental data
Portfolio turnover rate	99%	101%	98%	91%	102%
Net assets, end of period (000s omitted)	$4,693	$3,542	$44,760	$10,046	$6,757

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Enterprise Fund	21

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$44.87	$50.77	$52.07	$39.46	$30.38
Net investment income (loss)	(0.09)[1]	(0.13)[1]	(0.28)[1]	0.18 [1]	(0.06)[1]
Net realized and unrealized gains (losses) on investments	3.90	0.15	3.16	12.43	9.14

Total from investment operations	3.81	0.02	2.88	12.61	9.08
Distributions to shareholders from
Net realized gains	(3.36)	(5.92)	(4.18)	0.00	0.00
Net asset value, end of period	$45.32	$44.87	$50.77	$52.07	$39.46
Total return	8.97%	(0.32)%	5.61%	31.96%	29.89%
Ratios to average net assets (annualized)
Gross expenses	0.93%	0.88%	0.86%	0.87%	0.86%
Net expenses	0.85%	0.85%	0.85%	0.85%	0.85%
Net investment income (loss)	(0.21)%	(0.27)%	(0.54)%	0.41%	(0.17)%
Supplemental data
Portfolio turnover rate	99%	101%	98%	91%	102%
Net assets, end of period (000s omitted)	$61,563	$87,279	$76,790	$81,021	$93,367

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Enterprise Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Enterprise Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares became Class A shares in a tax-free conversion. Shareholders of Investor Class received Class A shares at a value equal to the value of their Investor Class shares immediately prior to the conversion. Investor Class shares are no longer offered by the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy

Notes to financial statements	Wells Fargo Enterprise Fund	23

by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. The primary permanent difference causing such reclassifications is due to net operating losses. At September 30, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Accumulated net investment loss
$(5,281,198)	$5,281,198

As of September 30, 2016, the Fund had a qualified late-year ordinary loss of $2,178,411 which will be recognized on the first day of the following fiscal year.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

24	Wells Fargo Enterprise Fund	Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$135,692,883	$0	$0	$135,692,883
Consumer staples	32,190,465	0	0	32,190,465
Energy	4,633,920	0	0	4,633,920
Financials	39,754,750	0	0	39,754,750
Health care	84,526,858	0	0	84,526,858
Industrials	115,801,993	0	0	115,801,993
Information technology	181,470,425	0	0	181,470,425
Materials	29,372,837	0	0	29,372,837
Real estate	9,513,620	0	0	9,513,620
Telecommunication services	14,373,668	0	0	14,373,668

Short-term investments
Investment companies	4,723,179	0	0	4,723,179
Investments measured at net asset value*				1,020,000
Total assets	$652,054,598	$0	$0	$653,074,598

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $1,020,000 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At September 30, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds

Notes to financial statements	Wells Fargo Enterprise Fund	25

Management is entitled to receive an annual management fee starting at 0.75% and declining to 0.63% as the average daily net assets of the Fund increase. For the year ended September 30, 2016, the management fee was equivalent to an annual rate of 0.74% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13
Investor Class	0.32

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.18% for Class A shares, 1.93% for Class B shares, 1.93% for Class C shares, 0.80% for Class R6 shares, 1.10% for Administrator Class shares, and 0.85% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended September 30, 2016, Funds Distributor received $4,109 from the sale of Class A shares and $24, in contingent deferred sales charges from redemptions of Class A.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2016 were $624,812,804 and $677,006,450, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

26	Wells Fargo Enterprise Fund	Notes to financial statements

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended September 30, 2016, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid was $50,597,868 and $90,466,590 of long-term capital gain for the years ended September 30, 2016 and September 30, 2015, respectively.

As of September 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed long-term gain	Unrealized gains	Late-year ordinary losses deferred
$18,415,315	$93,117,518	$(2,178,411)

8. CONCENTRATION RISK

Concentration risks result from exposure to a limited number of sectors. A fund that invests a substantial portion of its assets in any sector may be more affected by changes in that sector than would be a fund whose investments are not heavily weighted in any sector.

9. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Enterprise Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Enterprise Fund (formerly known as Wells Fargo Advantage Enterprise Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Enterprise Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 23, 2016

28	Wells Fargo Enterprise Fund	Other information (unaudited)

TAX INFORMATION

Pursuant to Section 852 of the Internal Revenue Code, $50,597,868 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2016.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330

Other information (unaudited)	Wells Fargo Enterprise Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 138 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

30	Wells Fargo Enterprise Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016[3]	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 70 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 68 funds and Assistant Treasurer of 70 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

Other information (unaudited)	Wells Fargo Enterprise Fund	31

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment advisory and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment advisory and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Enterprise Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe. The Board noted that the performance of the Fund (Administrator Class) was lower than the average performance of the Universe for all periods under

32	Wells Fargo Enterprise Fund	Other information (unaudited)

review except the ten-year period under review. The Board also noted that the performance of the Fund was lower than its benchmark, the Russell Midcap® Growth Index, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods noted above. The Board took note of the explanations for the relative underperformance in these periods, including with respect to market factors and investment decisions that affected the Fund’s performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees (which reflect fee waivers, if any, and include advisory, administration and transfer agent fees), custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual investment advisory fee rates that are payable by the Fund to Funds Management for investment management services (the “Management Rates”). The Board noted that the Management Rates include transfer agency and sub-transfer agency costs. The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Management Rates of the Fund with those of other funds in the expense Groups at a common asset level. The Board noted that the Management Rates of the Fund were equal to or lower than the average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total advisory fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of the advisory fee between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Other information (unaudited)	Wells Fargo Enterprise Fund	33

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

34	Wells Fargo Enterprise Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call
1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

246395 11-16 A231/AR231 09-16

Annual Report

September 30, 2016

Wells Fargo Opportunity Fund

Reduce clutter. Save trees.

Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Opportunity Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Opportunity Fund for the 12-month period that ended September 30, 2016. During this period, which began October 1, 2015, U.S. and international stock markets experienced bouts of heightened volatility, with intermittent sell-offs interspersed with rebounds. Despite market fluctuations throughout the year, U.S. small-, mid-, and large-cap stocks delivered double-digit positive results overall for the 12-month reporting period, as measured by the Russell 2000® Index,1 the Russell Midcap® Index,2 and the Russell 1000® Index,3 respectively. Small-cap U.S. stocks performed best, followed by large- and mid-cap stocks. International stocks overall also delivered positive results for the period.

Despite ongoing concerns, U.S. stocks generally rose in the fourth quarter of 2015; international markets lagged.

While U.S. stocks overall delivered favorable results in the quarter, stock markets outside the U.S. failed to keep pace as economic concerns, including China’s ongoing slowdown, continued to affect many countries. U.S. economic data released during the quarter indicated the economy remained solid, although the strong U.S. dollar and weakness in international economies remained headwinds. In December, the Federal Reserve (Fed), as expected, raised its target interest rate by 25 basis points (100 basis points equals 1.00%) after keeping it near zero for seven years. The move reflected confidence in the U.S. economy’s ability to stay healthy with less central-bank support. The Fed also clarified that future interest-rate increases would be gradual.

In the first quarter of 2016, market volatility increased globally amid ongoing concerns.

Stock markets worldwide fluctuated widely in the first quarter of 2016. Most sold off sharply in the first six weeks of the year on concerns such as weak global growth, falling commodity prices, and uncertainty over the timing and impact of the Fed’s interest-rate increases. As the quarter progressed, fears abated somewhat and global markets generally rallied. The U.S. economy ended the quarter on a positive note as much of the quarter’s data reflected resiliency. With ongoing uncertainties about global growth and financial markets, however, the Fed held off from raising the target interest rate during the quarter. Outside the U.S., the eurozone fell into deflation in February; in response, the European Central Bank (ECB) announced an expansion of its stimulus program. In China, the government in March set an anticipated growth rate of 6.5% to 7.0% for 2016, an acknowledgment of weakening growth. In emerging markets, although central-bank stimulus and improved prices for oil and other commodities led to stock-market rallies in the quarter, many of these countries’ economies face the potential of credit downgrades due to challenges such as the likelihood of a stronger U.S. dollar, which would make dollar-denominated debt more expensive.

Worries over interest rates and the U.K.’s Brexit vote largely drove markets during the second quarter of 2016.

U.S. stocks began the quarter in positive territory but started to lose steam in early May on worries that a possible June interest-rate increase by the Fed could hurt

[1]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

[3]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Opportunity Fund	3

the market. In mid-May, stocks briefly plunged following comments by Fed officials noting that a June interest-rate increase remained on the table. But once investors had processed this information, stocks again rallied, finishing up for the month. The first three weeks of June brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the E.U. The U.K.’s Brexit vote on June 23 shocked countries in Europe and much of the rest of the world. Stock markets fell as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rallied as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global growth. By quarter-end, the broad U.S. stock market had moved back into positive territory.

U.S. stocks delivered generally positive results in the third quarter of 2016.

The rally in U.S. stocks continued into early July 2016. U.S. stocks then generally continued to move upward at a more moderate pace, reaching a quarterly peak in August before the upward momentum started to lose some steam. Markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Fed, ECB, Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. Although many U.S. investors had doubted the Fed would increase interest rates in September, hawkish comments by several Fed officials in early September raised concerns, sending stock and bond prices downward. However, immediately following the Fed’s September 20 meeting, stocks surged on news that the Fed had decided to leave short-term interest rates unchanged for the time being and had signaled its intention to increase rates by year-end. The Fed also lowered its estimates for long-term economic growth and adjusted its anticipated pace of future rate increases. U.S. small-cap stocks in particular benefited from a renewed investor focus on fundamentals and from healthy merger and acquisition activity.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Fed, ECB, Bank of England, and Bank of Japan.

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Opportunity Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio manager

Ann M. Miletti

Average annual total returns (%) as of September 30, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (SOPVX)	2-24-2000	6.00	12.16	5.93	12.46	13.50	6.56	1.20	1.20
Class B (SOPBX)*	8-26-2011	6.61	12.40	5.88	11.61	12.65	5.88	1.95	1.95
Class C (WFOPX)	3-31-2008	10.62	12.65	5.76	11.62	12.65	5.76	1.95	1.95
Administrator Class (WOFDX)	8-30-2002	–	–	–	12.68	13.75	6.81	1.12	1.00
Institutional Class (WOFNX)	7-30-2010	–	–	–	12.97	14.03	6.96	0.87	0.75
Russell 3000® Index[4]	–	–	–	–	14.96	16.36	7.37	–	–
*	Class B shares are closed to investment, except in connection with the reinvestment of any distributions and permitted exchanges.

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class B shares, the maximum contingent deferred sales charge is 5.00%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Administrator Class and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Certain investment strategies tend to increase the total risk of an investment (relative to the broader market). The Fund is exposed to foreign investment risk. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Opportunity Fund	5

Growth of $10,000 investment as of September 30, 2016[5]

[1]	Effective June 20, 2008, Advisor Class was renamed Class A and modified to assume the features and attributes of Class A. Historical performance shown for the Class A shares through June 19, 2008, includes Advisor Class expenses. Historical performance shown for Class B shares prior to their inception reflects the performance of Class C shares. Historical performance shown for Class C shares prior to their inception reflects the performance of Class A shares and has been adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for Institutional Class prior to their inception reflects the performance of Administrator Class shares, and includes the higher expenses applicable to Administrator Class shares. If these expenses had not been included, returns would be higher

[2]	Reflects the expense ratios as stated in the most recent prospectuses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report.

[3]	The manager has contractually committed through January 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 1.21% for Class A, 1.96% for Class B, 1.96% for Class C, 1.00% for Administrator Class, and 0.75% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Russell 3000® Index measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell 3000® Index . The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.

[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Opportunity Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell 3000® Index, for the 12-month period that ended September 30, 2016.

■	Stock selection in the information technology (IT), consumer discretionary, and industrials sectors detracted the most from performance.

■	Stock selection added significant value in the health care, energy, and financials sectors.

Despite a few down months and some short bursts of volatility, U.S. stocks overall generally ended higher in all four quarters of the period, and a number of U.S. stock market indexes reached new highs in August 2016. During the 12-month period, smaller-cap and value stocks generally performed better than larger-cap and growth stocks, respectively.

A number of factors influenced the stock market; we list a number of them here. First, the Brexit vote at the end of June caused a brief market disruption. Second, after keeping interest rates at near zero for seven years, the U.S. Federal Reserve (Fed) finally raised its target short-term rate to between 0.25% and 0.50% in December 2015, but then left it unchanged for the rest of the reporting period. Third, while the Fed action signaled further U.S. tightening to come, the European Central Bank and the Bank of Japan continued their accommodative policies. Fourth, interest rates stayed flat or decreased in most of the developed world outside the U.S., including countries with negative interest rates. Fifth, energy and most commodity prices fell during the period, bottoming out in February before recovering to prices near their opening levels. Sixth, the U.S. dollar remained stable against most major currencies, but it rose against the British pound and fell against the Japanese yen. Seventh, U.S. gross domestic product continued to grow but at a slower rate than the previous year, ending the second quarter of 2016 at an annualized growth rate of 1.4%. Eighth, the U.S. experienced favorable trends in unemployment, wages, disposal income, and inflation.

Throughout all of the market and economic events that occurred during the reporting period and with the expectation of tighter U.S. monetary policy going forward, we continued to seek companies with good business models, strong management teams, and healthy cash flows trading at attractive discounts to their private market valuations (PMV). The PMV represents the expected price an investor would pay for the entire company as a stand-alone private entity.

Ten largest holdings (%) as of September 30, 2016[6]
Johnson Controls International plc	3.05
Alphabet Incorporated Class C	2.84
Apple Incorporated	2.82
Medtronic plc	2.49
Bio-Rad Laboratories Incorporated Class A	2.42
PPG Industries Incorporated	2.23
American International Group Incorporated	1.78
Citigroup Incorporated	1.74
Broadcom Limited	1.72
MasterCard Incorporated Class A	1.68

Stock selection within the IT and consumer discretionary sectors held back Fund performance.

Overall, the Fund’s IT and consumer discretionary holdings did not keep pace with their respective sectors within the Russell 3000® Index. Within the IT sector, Alliance Data Systems Corporation and Cognizant Technology Solutions Corporation were among the largest detractors from performance. Alliance Data Systems, which offers marketing and customer loyalty solutions, underperformed due to missed revenue targets and fear over the impact of a possible negative shift in the credit cycle. Cognizant Technology was negatively affected by a spending slowdown in its two major vertical markets: financial services and health care. In the consumer discretionary sector, large department stores and their suppliers were hurt by a mild winter, weaker tourist spending, overstocking, and subsequent discounting. Nordstrom, Incorporated; Target Corporation; Macy’s, Incorporated; and Ralph Lauren Corporation are some of the Fund holdings that were affected by these events.

Fund performance benefited from positive stock selection in the health care and energy sectors.

The Fund’s top-performing sector, health care, which benefited from positive stock selection, significantly outperformed the benchmark’s health care sector. Agilent Technologies Incorporated, a leading life-sciences and tools company, delivered better-than-expected revenue growth from robust demand for biopharmaceuticals; the company also demonstrated

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Opportunity Fund	7

ongoing margin improvement. Medtronic plc, a leading medical device company, rose on better-than-expected revenue growth and benefited from a rotation within health care out of biopharmaceuticals. Lack of exposure to biotechnology also helped, as the market corrected and reversed away from the lofty valuations in that industry.

The Fund’s energy sector delivered stronger results relative to the benchmark’s energy sector. Most of the Fund’s energy gains came from exploration and production (E&P) holdings. The Fund’s portfolio includes some of the higher-quality E&P companies as defined by strong balance sheets, experienced management teams, and low-cost producers in the richest shale zones of the Permian Basin. Top performers in this sector included Pioneer Natural Resources Company, Newfield Exploration Company, and Concho Resources Incorporated.

Sector distribution as of September 30, 2016[7]

Our focus remains constant: to add value for shareholders through attractively priced, high quality Fund holdings.

Our methodology includes buying stocks at a discount to their estimated PMV and selling stocks as they approach the upper end of their PMV range.

Our disciplined, bottom-up investment process leads us to be overweight or underweight certain sectors. This positioning changes over time based on macroeconomic and industry-specific factors. In recent years, our process has led us to hold overweights to the IT and industrials sectors and underweights to the financials and utilities sectors. Through our disciplined investment process, we remain keenly aware of both price and enterprise values on a company-by-company basis. Our proprietary database of company acquisitions across industries, sectors, and time frames enables us to maintain a steady foundation for assessing the PMV of companies compared with their public stock prices. We strive to take advantage of those price discrepancies for the benefit of Fund shareholders by purchasing stocks when we believe they are selling at a discount to their PMV.

An improving economy, low interest rates, and generally favorable investor sentiment helped to broadly lift the stock market and keep multiples high over most of the 12-month period. Certain sectors benefited from the quest for dividend yields and a flight to safety. We believe interest rates, the upcoming U.S. general election, and geopolitical events may have impacts on the market in the coming quarters. In our view, companies with attractive stock prices relative to their PMV may be brought to the forefront by our process, potentially allowing us to add value through our unique, bottom-up approach.

Please see footnotes on page 5.

8	Wells Fargo Opportunity Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2016 to September 30, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2016	Ending account value 9-30-2016	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,062.17	$6.23	1.21%
Hypothetical (5% return before expenses)	$1,000.00	$1,018.96	$6.10	1.21%
Class B
Actual	$1,000.00	$1,058.19	$10.06	1.96%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.22	$9.85	1.96%
Class C
Actual	$1,000.00	$1,058.22	$10.08	1.96%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.21	$9.87	1.96%
Administrator Class
Actual	$1,000.00	$1,063.43	$5.16	1.00%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.00	$5.05	1.00%
Institutional Class
Actual	$1,000.00	$1,064.88	$3.87	0.75%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.25	$3.79	0.75%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2016	Wells Fargo Opportunity Fund	9

Security name	Shares	Value

Common Stocks: 98.40%

Consumer Discretionary: 16.76%

Auto Components: 3.05%
Johnson Controls International plc	1,111,805	$51,732,287

Hotels, Restaurants & Leisure: 2.42%
Royal Caribbean Cruises Limited	282,043	21,139,123
Starbucks Corporation	370,430	20,055,080

		41,194,203

Household Durables: 1.36%
Harman International Industries Incorporated	273,172	23,069,375

Media: 3.97%
Comcast Corporation Class A	392,985	26,070,625
Omnicom Group Incorporated	180,467	15,339,695
Twenty-First Century Fox Incorporated Class B	1,054,154	26,079,770

		67,490,090

Multiline Retail: 3.51%
Dollar General Corporation	319,333	22,350,117
Nordstrom Incorporated «	331,043	17,174,511
Target Corporation	291,638	20,029,698

		59,554,326

Specialty Retail: 1.27%
Lowe’s Companies Incorporated	299,385	21,618,591

Textiles, Apparel & Luxury Goods: 1.18%
Ralph Lauren Corporation	198,179	20,043,824

Consumer Staples: 5.67%

Food & Staples Retailing: 1.20%
The Kroger Company	688,852	20,445,127

Food Products: 2.17%
Mead Johnson Nutrition Company	247,389	19,546,205
The Hershey Company	180,707	17,275,589

		36,821,794

Household Products: 1.11%
Church & Dwight Company Incorporated	395,176	18,936,834

Personal Products: 1.19%
The Estee Lauder Companies Incorporated Class A	227,268	20,126,854

Energy: 7.50%

Energy Equipment & Services: 1.73%
Halliburton Company	418,094	18,764,059

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Opportunity Fund	Portfolio of investments—September 30, 2016

Security name	Shares	Value

Energy Equipment & Services (continued)
Weatherford International plc †	1,904,748	$10,704,684

		29,468,743

Oil, Gas & Consumable Fuels: 5.77%
Concho Resources Incorporated †	147,828	20,304,176
EOG Resources Incorporated	272,321	26,336,164
Newfield Exploration Company †	363,082	15,779,544
Pioneer Natural Resources Company	128,311	23,820,937
Range Resources Corporation	302,620	11,726,525

		97,967,346

Financials: 14.50%

Banks: 5.43%
Bank of the Ozarks Incorporated	265,166	10,182,374
Citigroup Incorporated	624,340	29,487,578
PNC Financial Services Group Incorporated	283,359	25,527,812
Webster Financial Corporation	713,284	27,111,925

		92,309,689

Capital Markets: 1.92%
E*TRADE Financial Corporation †	415,242	12,091,847
TD Ameritrade Holding Corporation	580,860	20,469,506

		32,561,353

Insurance: 7.15%
American International Group Incorporated	508,212	30,157,300
Aon plc	192,257	21,626,990
Chubb Limited	222,202	27,919,681
The Progressive Corporation	592,230	18,655,245
Willis Towers Watson plc	174,186	23,126,675

		121,485,891

Health Care: 13.95%

Health Care Equipment & Supplies: 3.50%
Medtronic plc	489,274	42,273,274
Zimmer Holdings Incorporated	131,843	17,142,227

		59,415,501

Health Care Providers & Services: 2.30%
Cigna Corporation	188,668	24,587,214
Patterson Companies Incorporated	314,723	14,458,375

		39,045,589

Life Sciences Tools & Services: 5.35%
Agilent Technologies Incorporated	508,137	23,928,171
Bio-Rad Laboratories Incorporated Class A †	250,948	41,107,792
Thermo Fisher Scientific Incorporated	162,947	25,918,350

		90,954,313

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2016	Wells Fargo Opportunity Fund	11

Security name	Shares	Value

Pharmaceuticals: 2.80%
Merck & Company Incorporated	424,581	$26,498,100
Novartis AG ADR	267,199	21,098,033

		47,596,133

Industrials: 11.48%

Aerospace & Defense: 3.56%
B/E Aerospace Incorporated	503,292	26,000,065
BWX Technologies Incorporated	478,945	18,377,120
United Technologies Corporation	157,481	16,000,070

		60,377,255

Airlines: 1.34%
United Continental Holdings Incorporated †	434,881	22,818,206

Commercial Services & Supplies: 1.41%
Republic Services Incorporated	473,887	23,907,599

Electrical Equipment: 0.93%
Babcock & Wilcox Enterprises Incorporated †	959,502	15,831,783

Machinery: 1.19%
Colfax Corporation †	640,237	20,122,649

Road & Rail: 3.05%
Canadian Pacific Railway Limited	68,476	10,456,285
Hertz Global Holdings Incorporated †	550,093	22,091,735
J.B. Hunt Transport Services Incorporated	238,278	19,333,877

		51,881,897

Information Technology: 22.59%

Electronic Equipment, Instruments & Components: 2.98%
Amphenol Corporation Class A	375,968	24,407,843
TE Connectivity Limited	407,055	26,206,201

		50,614,044

Internet Software & Services: 2.84%
Alphabet Incorporated Class C †	62,020	48,207,526

IT Services: 5.51%
Alliance Data Systems Corporation †	102,034	21,889,354
Fidelity National Information Services Incorporated	277,122	21,346,708
Global Payments Incorporated	283,320	21,747,643
MasterCard Incorporated Class A	280,409	28,537,224

		93,520,929

Semiconductors & Semiconductor Equipment: 3.07%
Broadcom Limited	169,725	29,280,957
Texas Instruments Incorporated	325,265	22,827,098

		52,108,055

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Opportunity Fund	Portfolio of investments—September 30, 2016

Security name		Shares	Value

Software: 5.37%
Check Point Software Technologies Limited †		263,825	$20,475,458
Oracle Corporation		578,077	22,706,863
Red Hat Incorporated †		316,382	25,573,157
Salesforce.com Incorporated †		314,201	22,411,957

			91,167,435

Technology Hardware, Storage & Peripherals: 2.82%
Apple Incorporated		424,413	47,979,890

Materials: 4.35%

Chemicals: 2.23%
PPG Industries Incorporated		365,992	37,828,933

Containers & Packaging: 1.32%
Crown Holdings Incorporated †		394,020	22,494,602

Metals & Mining: 0.80%
Steel Dynamics Incorporated		540,768	13,513,792

Real Estate: 1.60%

Equity REITs: 1.60%
American Tower Corporation		239,086	27,095,616

Total Common Stocks (Cost $1,246,373,747)			1,671,308,074

	Yield
Short-Term Investments: 2.50%

Investment Companies: 2.50%
Securities Lending Cash Investments LLC (l)(r)(u)	0.65%	16,584,600	16,584,600
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.34	25,778,872	25,778,872

Total Short-Term Investments (Cost $42,363,472)			42,363,472

Total investments in securities (Cost $1,288,737,219) *	100.90%	1,713,671,546
Other assets and liabilities, net	(0.90)	(15,259,047)

Total net assets	100.00%	$1,698,412,499

†	Non-income-earning security

«	All or a portion of this security is on loan.

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(r)	The investment is a non-registered investment vehicle purchased with cash collateral received from securities on loan.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $1,292,378,123 and unrealized gains (losses) consists of:

Gross unrealized gains	$459,567,336
Gross unrealized losses	(38,273,913)

Net unrealized gains	$421,293,423

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—September 30, 2016	Wells Fargo Opportunity Fund	13

Assets
Investments
In unaffiliated securities (including $16,311,072 of securities loaned), at value (cost $1,246,373,747)	$1,671,308,074
In affiliated securities, at value (cost $42,363,472)	42,363,472

Total investments, at value (cost $1,288,737,219)	1,713,671,546
Cash	7,179
Receivable for investments sold	4,768,400
Receivable for Fund shares sold	112,186
Receivable for dividends	2,136,496
Receivable for securities lending income	24,512
Prepaid expenses and other assets	59,081

Total assets	1,720,779,400

Liabilities
Payable for investments purchased	1,834,922
Payable for Fund shares redeemed	1,970,427
Payable upon receipt of securities loaned	16,584,600
Management fee payable	1,042,435
Distribution fees payable	24,033
Administration fees payable	294,110
Accrued expenses and other liabilities	616,374

Total liabilities	22,366,901

Total net assets	$1,698,412,499

NET ASSETS CONSIST OF
Paid-in capital	$1,172,462,951
Undistributed net investment income	5,457,563
Accumulated net realized gains on investments	95,557,451
Net unrealized gains on investments	424,934,534

Total net assets	$1,698,412,499

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$1,418,614,083
Shares outstanding – Class A1	33,887,745
Net asset value per share – Class A	$41.86
Maximum offering price per share – Class A2	$44.41
Net assets – Class B	$1,715,053
Shares outstanding – Class B1	42,676
Net asset value per share – Class B	$40.19
Net assets – Class C	$34,720,770
Shares outstanding – Class C1	868,265
Net asset value per share – Class C	$39.99
Net assets – Administrator Class	$226,140,494
Shares outstanding – Administrator Class[1]	5,033,278
Net asset value per share – Administrator Class	$44.93
Net assets – Institutional Class	$17,222,099
Shares outstanding – Institutional Class[1]	377,437
Net asset value per share – Institutional Class	$45.63

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Opportunity Fund	Statement of operations—year ended September 30, 2016

Investment income
Dividends (net of foreign withholding taxes of $123,359)	$26,147,924
Securities lending income, net	216,872
Income from affiliated securities	59,280

Total investment income	26,424,076

Expenses
Management fee	12,259,027
Administration fees
Class A	2,830,602
Class B	5,482
Class C	75,512
Administrator Class	291,573
Institutional Class	16,974
Investor Class	235,543	[1]
Shareholder servicing fees
Class A	3,369,230
Class B	6,326
Class C	89,896
Administrator Class	560,053
Investor Class	183,109	[1]
Distribution fees
Class B	19,579
Class C	269,687
Custody and accounting fees	93,480
Professional fees	52,245
Registration fees	90,436
Shareholder report expenses	158,571
Trustees’ fees and expenses	16,461
Other fees and expenses	34,497

Total expenses	20,658,283
Less: Fee waivers and/or expense reimbursements	(372,318)

Net expenses	20,285,965

Net investment income	6,138,111

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	105,020,650
Net change in unrealized gains (losses) on investments	87,822,225

Net realized and unrealized gains (losses) on investments	192,842,875

Net increase in net assets resulting from operations	$198,980,986

[1]	For the period from October 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Opportunity Fund	15

	Year ended September 30, 2016		Year ended September 30, 2015

Operations
Net investment income		$6,138,111		$24,934,411
Net realized gains on investments		105,020,650		221,473,940
Net change in unrealized gains (losses) on investments		87,822,225		(257,879,486)

Net increase (decrease) in net assets resulting from operations		198,980,986		(11,471,135)

Distributions to shareholders from
Net investment income
Class A		(20,934,141)		0
Class C		(189,287)		0
Administrator Class		(3,656,721)		0
Institutional Class		(234,706)		0
Net realized gains
Class A		(185,395,064)		(46,799,012)
Class B		(425,984)		(617,936)
Class C		(4,995,377)		(4,663,792)
Administrator Class		(27,497,135)		(25,429,048)
Institutional Class		(1,456,485)		(2,498,291)
Investor Class		0 [1]		(119,041,800)

Total distributions to shareholders		(244,784,900)		(199,049,879)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	24,061,660	1,119,678,940	160,357	7,615,018
Class B	2	80	46	2,206
Class C	13,720	517,107	19,132	863,333
Administrator Class	129,304	5,492,475	127,668	6,594,713
Institutional Class	198,222	8,697,552	270,104	13,636,292
Investor Class	14,679 [1]	683,049 [1]	472,972	22,990,522

		1,135,069,203		51,702,084

Reinvestment of distributions
Class A	5,133,573	200,595,023	998,030	45,340,511
Class B	11,360	422,382	13,977	612,904
Class C	129,505	4,817,319	97,150	4,260,996
Administrator Class	701,312	29,406,409	497,170	23,978,499
Institutional Class	33,469	1,426,272	46,857	2,287,085
Investor Class	0 [1]	0 [1]	2,493,408	115,943,517

		236,667,405		192,423,512

Payment for shares redeemed
Class A	(4,306,621)	(173,325,216)	(1,094,612)	(56,454,349)
Class B	(54,234)	(2,123,946)	(59,795)	(2,828,077)
Class C	(169,002)	(6,566,702)	(114,995)	(5,685,281)
Administrator Class	(640,144)	(27,663,783)	(624,551)	(33,952,919)
Institutional Class	(108,868)	(4,765,522)	(617,715)	(31,505,421)
Investor Class	(23,333,080)[1]	(1,113,901,150)[1]	(2,321,853)	(124,633,589)

		(1,328,346,319)		(255,059,636)

Net increase (decrease) in net assets resulting from capital share transactions		43,390,289		(10,934,040)

Total decrease in net assets		(2,413,625)		(221,455,054)

Net assets
Beginning of period		1,700,826,124		1,922,281,178

End of period		$1,698,412,499		$1,700,826,124

Undistributed net investment income		$5,457,563		$24,803,981

[1]	For the period from October 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Opportunity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$43.35	$49.56	$46.23	$38.99	$32.08
Net investment income (loss)	0.13 [1]	0.64	(0.07)	(0.04)	(0.03)
Net realized and unrealized gains (losses) on investments	4.72	(1.52)	6.46	8.80	6.94

Total from investment operations	4.85	(0.88)	6.39	8.76	6.91
Distributions to shareholders from
Net investment income	(0.57)	0.00	0.00	0.00	0.00
Net realized gains	(5.77)	(5.33)	(3.06)	(1.52)	0.00

Total distributions to shareholders	(6.34)	(5.33)	(3.06)	(1.52)	0.00
Net asset value, end of period	$41.86	$43.35	$49.56	$46.23	$38.99
Total return[2]	12.46%	(2.27)%	14.35%	23.31%	21.54%
Ratios to average net assets (annualized)
Gross expenses	1.21%	1.24%	1.26%	1.26%	1.25%
Net expenses	1.21%	1.22%	1.22%	1.23%	1.25%
Net investment income (loss)	0.33%	1.30%	(0.13)%	(0.08)%	(0.08)%
Supplemental data
Portfolio turnover rate	34%	42%	32%	26%	41%
Net assets, end of period (000s omitted)	$1,418,614	$390,154	$442,840	$431,201	$399,828

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Opportunity Fund	17

(For a share outstanding throughout each period)

	Year ended September 30
CLASS B	2016	2015	2014	2013	2012
Net asset value, beginning of period	$41.60	$48.09	$45.27	$38.49	$31.91
Net investment income (loss)	(0.14)[1]	0.30 [1]	(0.43)[1]	(0.35)[1]	(0.31)[1]
Net realized and unrealized gains (losses) on investments	4.50	(1.46)	6.31	8.65	6.89

Total from investment operations	4.36	(1.16)	5.88	8.30	6.58
Distributions to shareholders from
Net realized gains	(5.77)	(5.33)	(3.06)	(1.52)	0.00
Net asset value, end of period	$40.19	$41.60	$48.09	$45.27	$38.49
Total return[2]	11.61%	(2.98)%	13.48%	22.39%	20.62%
Ratios to average net assets (annualized)
Gross expenses	1.95%	1.99%	2.01%	2.01%	2.00%
Net expenses	1.95%	1.97%	1.97%	1.98%	2.00%
Net investment income (loss)	(0.36)%	0.64%	(0.90)%	(0.83)%	(0.83)%
Supplemental data
Portfolio turnover rate	34%	42%	32%	26%	41%
Net assets, end of period (000s omitted)	$1,715	$3,559	$6,316	$9,020	$11,743

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Opportunity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$41.60	$48.10	$45.27	$38.49	$31.91
Net investment income (loss)	(0.16)[1]	0.26	(0.42)[1]	(0.35)[1]	(0.31)[1]
Net realized and unrealized gains (losses) on investments	4.51	(1.43)	6.31	8.65	6.89

Total from investment operations	4.35	(1.17)	5.89	8.30	6.58
Distributions to shareholders from
Net investment income	(0.19)	0.00	0.00	0.00	0.00
Net realized gains	(5.77)	(5.33)	(3.06)	(1.52)	0.00

Total distributions to shareholders	(5.96)	(5.33)	(3.06)	(1.52)	0.00
Net asset value, end of period	$39.99	$41.60	$48.10	$45.27	$38.49
Total return[2]	11.62%	(3.01)%	13.48%	22.41%	20.62%
Ratios to average net assets (annualized)
Gross expenses	1.96%	1.99%	2.01%	2.01%	2.00%
Net expenses	1.96%	1.97%	1.97%	1.98%	2.00%
Net investment income (loss)	(0.40)%	0.55%	(0.88)%	(0.83)%	(0.83)%
Supplemental data
Portfolio turnover rate	34%	42%	32%	26%	41%
Net assets, end of period (000s omitted)	$34,721	$37,196	$42,940	$43,209	$42,720

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Opportunity Fund	19

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$46.11	$52.27	$48.50	$40.74	$33.44
Net investment income	0.24 [1]	0.79	0.08	0.06 [1]	0.09
Net realized and unrealized gains (losses) on investments	5.04	(1.62)	6.75	9.22	7.21

Total from investment operations	5.28	(0.83)	6.83	9.28	7.30
Distributions to shareholders from
Net investment income	(0.69)	0.00	0.00	0.00	0.00
Net realized gains	(5.77)	(5.33)	(3.06)	(1.52)	0.00

Total distributions to shareholders	(6.46)	(5.33)	(3.06)	(1.52)	0.00
Net asset value, end of period	$44.93	$46.11	$52.27	$48.50	$40.74
Total return	12.68%	(2.04)%	14.60%	23.59%	21.83%
Ratios to average net assets (annualized)
Gross expenses	1.13%	1.10%	1.10%	1.10%	1.09%
Net expenses	1.00%	1.00%	1.00%	1.00%	1.00%
Net investment income	0.56%	1.52%	0.09%	0.13%	0.17%
Supplemental data
Portfolio turnover rate	34%	42%	32%	26%	41%
Net assets, end of period (000s omitted)	$226,140	$223,281	$253,121	$247,230	$395,493

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Opportunity Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$46.76	$52.82	$48.86	$40.93	$33.52
Net investment income	0.35 [1]	0.92 [1]	0.19 [1]	0.17	0.21
Net realized and unrealized gains (losses) on investments	5.12	(1.65)	6.83	9.28	7.20

Total from investment operations	5.47	(0.73)	7.02	9.45	7.41
Distributions to shareholders from
Net investment income	(0.83)	0.00	0.00	0.00	0.00
Net realized gains	(5.77)	(5.33)	(3.06)	(1.52)	0.00

Total distributions to shareholders	(6.60)	(5.33)	(3.06)	(1.52)	0.00
Net asset value, end of period	$45.63	$46.76	$52.82	$48.86	$40.93
Total return	12.97%	(1.81)%	14.89%	23.91%	22.11%
Ratios to average net assets (annualized)
Gross expenses	0.88%	0.83%	0.83%	0.83%	0.82%
Net expenses	0.75%	0.75%	0.75%	0.75%	0.75%
Net investment income	0.79%	1.79%	0.36%	0.41%	0.39%
Supplemental data
Portfolio turnover rate	34%	42%	32%	26%	41%
Net assets, end of period (000s omitted)	$17,222	$11,906	$29,335	$14,030	$10,804

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Notes to financial statements	Wells Fargo Opportunity Fund	21

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Opportunity Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares became Class A shares in a tax-free conversion. Shareholders of Investor Class received Class A shares at a value equal to the value of their Investor Class shares immediately prior to the conversion. Investor Class shares are no longer offered by the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

The values of securities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”).

Many securities markets and exchanges outside the U.S. close prior to the close of the New York Stock Exchange and therefore may not fully reflect trading or events that occur after the close of the principal exchange in which the foreign securities are traded, but before the close of the New York Stock Exchange. If such trading or events are expected to materially affect the value of such securities, then fair value pricing procedures approved by the Board of Trustees of the Fund are applied. These procedures take into account multiple factors including movements in U.S. securities markets after foreign exchanges close. Foreign securities that are fair valued under these procedures are categorized as Level 2 and the application of these procedures may result in transfers between Level 1 and Level 2. Depending on market activity, such fair valuations may be frequent. Such fair value pricing may result in net asset values that are higher or lower than net asset values based on the last reported sales price or latest quoted bid price. On September 30, 2016, such fair value pricing was not used in pricing foreign securities.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team. The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent

22	Wells Fargo Opportunity Fund	Notes to financial statements

broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Foreign currency translation

The accounting records of the Fund are maintained in U.S. dollars. The values of other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at rates provided by an independent foreign currency pricing source at a time each business day specified by the Management Valuation Team. Purchases and sales of securities, and income and expenses are converted at the rate of exchange on the respective dates of such transactions. Net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded and the U.S. dollar equivalent of the amounts actually paid or received. Net unrealized foreign exchange gains and losses arise from changes in the fair value of assets and liabilities other than investments in securities resulting from changes in exchange rates. The changes in net assets arising from changes in exchange rates and the changes in net assets resulting from changes in market prices of securities are not separately presented. Such changes are included in net realized and unrealized gains or losses from investments.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date, except for certain dividends from foreign securities, which are recorded as soon as the custodian verifies the ex-dividend date. Dividend income from foreign securities is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Notes to financial statements	Wells Fargo Opportunity Fund	23

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At September 30, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Undistributed net investment income	Accumulated net realized gains on investments
$(469,674)	$469,674

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

24	Wells Fargo Opportunity Fund	Notes to financial statements

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$284,702,696	$0	$0	$284,702,696
Consumer staples	96,330,609	0	0	96,330,609
Energy	127,436,089	0	0	127,436,089
Financials	246,356,933	0	0	246,356,933
Health care	237,011,536	0	0	237,011,536
Industrials	194,939,389	0	0	194,939,389
Information technology	383,597,879	0	0	383,597,879
Materials	73,837,327	0	0	73,837,327
Real estate	27,095,616	0	0	27,095,616

Short-term investments
Investment companies	25,778,872	0	0	25,778,872
Investments measured at net asset value*				16,584,600
Total assets	$1,697,086,946	$0	$0	$1,713,671,546

*	Investments that are measured at fair value using the net asset value per share (or its equivalent) as a practical expedient have not been categorized in the fair value hierarchy. The fair value amount presented in the table is intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities. The Fund’s investment in Securities Lending Cash Investments, LLC valued at $16,584,600 does not have a redemption period notice, can be redeemed daily and does not have any unfunded commitments.

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At September 30, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.75% and declining to 0.63% as the average daily net assets of the Fund increase. For the year ended September 30, 2016, the management fee was equivalent to an annual rate of 0.72% of the Fund’s average daily net assets.

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus

Notes to financial statements	Wells Fargo Opportunity Fund	25

account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class-level administration fee
Class A, Class B, Class C	0.21%
Administrator Class, Institutional Class	0.13
Investor Class	0.32

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.21% for Class A shares, 1.96% for Class B shares, 1.96% for Class C shares, 1.00% for Administrator Class shares, and 0.75% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a distribution plan for Class B and Class C shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class B and Class C shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class B and Class C shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain Class A shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class B and Class C shares. For the year ended September 30, 2016, Funds Distributor received $7,740 from the sale of Class A shares and $344 and $132 in contingent deferred sales charges from redemptions of Class B and Class C shares, respectively.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class B, Class C, Administrator Class, and Investor Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2016 were $564,647,986 and $767,873,422, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended September 30, 2016, there were no borrowings by the Fund under the agreement.

26	Wells Fargo Opportunity Fund	Notes to financial statements

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2016 and September 30, 2015 were as follows:

	Year ended September 30
	2016	2015
Ordinary income	$25,177,386	$15,991,178
Long-term capital gain	219,607,514	183,058,701

As of September 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains
$8,715,012	$96,376,994	$420,960,107

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Opportunity Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Opportunity Fund (formerly known as Wells Fargo Advantage Opportunity Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Opportunity Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 23, 2016

28	Wells Fargo Opportunity Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 72.76% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2016.

Pursuant to Section 852 of the Internal Revenue Code, $219,607,514 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2016.

Pursuant to Section 854 of the Internal Revenue Code, $23,359,727 of income dividends paid during the fiscal year ended September 30, 2016 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2016, $20,171 has been designated as interest-related dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

For the fiscal year ended September 30, 2016, $162,531 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

Other information (unaudited)	Wells Fargo Opportunity Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 138 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

30	Wells Fargo Opportunity Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016[3]	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 70 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 68 funds and Assistant Treasurer of 70 funds in the Fund Complex.
[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.
[3]	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

Other information (unaudited)	Wells Fargo Opportunity Fund	31

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Opportunity Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe.

32	Wells Fargo Opportunity Fund	Other information (unaudited)

The Board noted that the performance of the Fund (Administrator Class) was lower than the average performance of the Universe for all periods under review except the ten-year period under review. The Board also noted that the performance of the Fund was lower than its benchmark, the Russell 3000® Index, for all periods under review.

The Board received information concerning, and discussed factors contributing to, the underperformance of the Fund relative to the Universe and benchmark for the periods noted above. The Board took note of the explanations for the relative underperformance in these periods, including with respect to market factors and investment decisions that affected the Fund’s performance.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were lower than or in range of the median net operating expense ratios of the expense Groups.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were in range of the sum of these average rates for the Fund’s expense Groups for all share classes.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such

Other information (unaudited)	Wells Fargo Opportunity Fund	33

as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

34	Wells Fargo Opportunity Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

246396 11-16 A232/AR232 09-16

Annual Report

September 30, 2016

Wells Fargo Special Mid Cap Value Fund

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Sign up for electronic delivery of prospectuses and shareholder reports at wellsfargo.com/advantagedelivery

The views expressed and any forward-looking statements are as of September 30, 2016, unless otherwise noted, and are those of the Fund managers and/or Wells Fargo Funds Management, LLC. Discussions of individual securities, or the markets generally, or any Wells Fargo Fund are not intended as individual recommendations. Future events or results may vary significantly from those expressed in any forward-looking statements. The views expressed are subject to change at any time in response to changing circumstances in the market. Wells Fargo Funds Management, LLC and the Fund disclaim any obligation to publicly update or revise any views expressed or forward-looking statements.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

2	Wells Fargo Special Mid Cap Value Fund	Letter to shareholders (unaudited)

Karla M. Rabusch

President

Wells Fargo Funds

Dear Shareholder:

We are pleased to offer you this annual report for the Wells Fargo Special Mid Cap Value Fund for the 12-month period that ended September 30, 2016. During this period, which began October 1, 2015, U.S. and international stock markets experienced bouts of heightened volatility, with intermittent sell-offs interspersed with rebounds. Despite market fluctuations throughout the year, U.S. small-, mid-, and large-cap stocks delivered double-digit positive results overall for the 12-month reporting period, as measured by the Russell 2000® Index,1 the Russell Midcap® Index,2 and the Russell 1000® Index,3 respectively. Small-cap U.S. stocks performed best, followed by large- and mid-cap stocks. International stocks overall also delivered positive results for the period.

Despite ongoing concerns, U.S. stocks generally rose in the fourth quarter of 2015; international markets lagged.

While U.S. stocks overall delivered favorable results in the quarter, stock markets outside the U.S. failed to keep pace as economic concerns, including China’s ongoing slowdown, continued to affect many countries. U.S. economic data released during the quarter indicated the economy remained solid, although the strong U.S. dollar and weakness in international economies remained headwinds. In December, the Federal Reserve (Fed), as expected, raised its target interest rate by 25 basis points (100 basis points equals 1.00%) after keeping it near zero for seven years. The move reflected confidence in the U.S. economy’s ability to stay healthy with less central-bank support. The Fed also clarified that future interest-rate increases would be gradual.

In the first quarter of 2016, market volatility increased globally amid ongoing concerns.

Stock markets worldwide fluctuated widely in the first quarter of 2016. Most sold off sharply in the first six weeks of the year on concerns such as weak global growth, falling commodity prices, and uncertainty over the timing and impact of the Fed’s interest-rate increases. As the quarter progressed, fears abated somewhat and global markets generally rallied. The U.S. economy ended the quarter on a positive note as much of the quarter’s data reflected resiliency. With ongoing uncertainties about global growth and financial markets, however, the Fed held off from raising the target interest rate during the quarter. Outside the U.S., the eurozone fell into deflation in February; in response, the European Central Bank (ECB) announced an expansion of its stimulus program. In China, the government in March set an anticipated growth rate of 6.5% to 7.0% for 2016, an acknowledgment of weakening growth. In emerging markets, although central-bank stimulus and improved prices for oil and other commodities led to stock-market rallies in the quarter, many of these countries’ economies face the potential of credit downgrades due to challenges such as the likelihood of a stronger U.S. dollar, which would make dollar-denominated debt more expensive.

Worries over interest rates and the U.K.’s Brexit vote largely drove markets during the second quarter of 2016.

U.S. stocks began the quarter in positive territory but started to lose steam in early May on worries that a possible June interest-rate increase by the Fed could hurt

[1]	The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index, which represents approximately 8% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

[2]	The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represent approximately 25% of the total market capitalization of the Russell 1000® Index. You cannot invest directly in an index.

[3]	The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000® Index. You cannot invest directly in an index.

Letter to shareholders (unaudited)	Wells Fargo Special Mid Cap Value Fund	3

the market. In mid-May, stocks briefly plunged following comments by Fed officials noting that a June interest-rate increase remained on the table. But once investors had processed this information, stocks again rallied, finishing up for the month. The first three weeks of June brought heightened volatility, spurred largely by a disappointing jobs report and uncertainty over whether the U.K. would remain in the E.U. The U.K.’s Brexit vote on June 23 shocked countries in Europe and much of the rest of the world. Stock markets fell as investors worried that the U.K.’s departure from the E.U. would slow global growth and prolong the low-interest-rate environment. Following the initial rout, however, U.S. stocks rallied as investors seemed to decide that any negative effects would be more localized and not create a serious risk for global growth. By quarter-end, the broad U.S. stock market had moved back into positive territory.

U.S. stocks delivered generally positive results in the third quarter of 2016.

The rally in U.S. stocks continued into early July 2016. U.S. stocks then generally continued to move upward at a more moderate pace, reaching a quarterly peak in August before the upward momentum started to lose some steam. Markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Fed, ECB, Bank of England, and Bank of Japan. As a result, investors have watched closely for any signs that global central banks might tighten their measures. Although many U.S. investors had doubted the Fed would increase interest rates in September, hawkish comments by several Fed officials in early September raised concerns, sending stock and bond prices downward. However, immediately following the Fed’s September 20 meeting, stocks surged on news that the Fed had decided to leave short-term interest rates unchanged for the time being and had signaled its intention to increase rates by year-end. The Fed also lowered its estimates for long-term economic growth and adjusted its anticipated pace of future rate increases. U.S. small-cap stocks in particular benefited from a renewed investor focus on fundamentals and from healthy merger and acquisition activity.

Don’t let short-term uncertainty derail long-term investment goals.

Periods of uncertainty can present challenges, but experience has taught us that maintaining long-term investment goals can be an effective way to plan for the future. To help you create a sound strategy based on your personal goals and risk tolerance, Wells Fargo Funds offers more than 100 mutual funds spanning a wide range of asset classes and investment styles. Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance. We encourage investors to know their investments and to understand that appropriate levels of risk-taking may unlock opportunities.

Thank you for choosing to invest in Wells Fargo Funds. We appreciate your confidence in us and remain committed to helping you meet your financial needs.

Sincerely,

Karla M. Rabusch

President

Wells Fargo Funds

Markets worldwide have been supported to varying degrees by accommodative policies from leading central banks, including the Fed, ECB, Bank of England, and Bank of Japan.

Although diversification cannot guarantee an investment profit or prevent losses, we believe it can be an effective way to manage investment risk and potentially smooth out overall portfolio performance.

For further information about your Fund, contact your investment professional, visit our website at wellsfargofunds.com, or call us directly at 1-800-222-8222. We are available 24 hours a day, 7 days a week.

4	Wells Fargo Special Mid Cap Value Fund	Performance highlights (unaudited)

Investment objective

The Fund seeks long-term capital appreciation.

Manager

Wells Fargo Funds Management, LLC

Subadviser

Wells Capital Management Incorporated

Portfolio managers

James M. Tringas, CFA®, CPA

Bryant VanCronkhite, CFA®,CPA

Average annual total returns (%) as of September 30, 20161

		Including sales charge			Excluding sales charge			Expense ratios[2] (%)
	Inception date	1 year	5 year	10 year	1 year	5 year	10 year	Gross	Net[3]
Class A (WFPAX)	7-31-2007	8.73	16.85	7.71	15.34	18.25	8.35	1.22	1.22
Class C (WFPCX)	7-31-2007	13.47	17.36	7.55	14.47	17.36	7.55	1.97	1.97
Class R (WFHHX)	9-30-2015	–	–	–	15.05	17.98	8.10	1.47	1.47
Class R6 (WFPRX)	6-28-2013	–	–	–	15.84	18.78	8.79	0.79	0.79
Administrator Class (WFMDX)	4-8-2005	–	–	–	15.42	18.39	8.48	1.14	1.14
Institutional Class (WFMIX)	4-8-2005	–	–	–	15.73	18.72	8.77	0.89	0.88
Russell Midcap® Value Index[4]	–	–	–	–	17.26	17.38	7.89	–	–

Figures quoted represent past performance, which is no guarantee of future results, and do not reflect taxes that a shareholder may pay on fund distributions or the redemption of fund shares. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Performance shown without sales charges would be lower if sales charges were reflected. Current performance may be lower or higher than the performance data quoted, which assumes the reinvestment of dividends and capital gains. Current month-end performance is available on the Fund’s website, wellsfargofunds.com.

Index returns do not include transaction costs associated with buying and selling securities, any mutual fund fees or expenses, or any taxes. It is not possible to invest directly in an index.

For Class A shares, the maximum front-end sales charge is 5.75%. For Class C shares, the maximum contingent deferred sales charge is 1.00%. Performance including a contingent deferred sales charge assumes the sales charge for the corresponding time period. Class R, Class R6, Administrator Class, and Institutional Class shares are sold without a front-end sales charge or contingent deferred sales charge.

Stock values fluctuate in response to the activities of individual companies and general market and economic conditions. Smaller-company stocks tend to be more volatile and less liquid than those of larger companies. Consult the Fund’s prospectus for additional information on these and other risks.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Special Mid Cap Value Fund	5

Growth of $10,000 investment as of September 30, 2016[5]

[1]	Historical performance shown for Class A shares prior to their inception reflects the performance of the former Investor Class shares, and includes the higher expenses applicable to the former Investor Class shares. If these expenses had not been included, returns would be higher. Historical performance shown for Class C shares prior to their inception reflects the performance of the former Investor Class shares and has been adjusted to reflect the higher expenses applicable to Class C shares. Historical performance shown for the Class R shares prior to their inception reflects the performance of the Institutional Class shares, adjusted to reflect the higher expenses applicable to Class R shares. Historical performance shown for Class R6 shares prior to their inception reflects the performance of Institutional Class shares, and includes the higher expenses applicable to Institutional Class shares. If these expenses had not been included, the returns would be higher.

[2]	Reflects the expense ratios as stated in the most recent prospectuses, which include the impact of 0.01% in acquired fund fees and expenses. The expense ratios shown are subject to change and may differ from the annualized expense ratios shown in the financial highlights of this report, which do not include acquired fund fees and expenses.

[3]	The manager has contractually committed through January 31, 2017, to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s Total Annual Fund Operating Expenses After Fee Waiver at 1.25% for Class A, 2.00% for Class C, 1.50% for Class R, 0.82% for Class R6, 1.14% for Administrator Class, and 0.87% for Institutional Class. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees. Brokerage commissions, stamp duty fees, interest, taxes, acquired fund fees and expenses, and extraordinary expenses are excluded from the expense cap. Without this cap, the Fund’s returns would have been lower.

[4]	The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. The stocks are also members of the Russell 1000® Value Index. You cannot invest directly in an index.

[5]	The chart compares the performance of Class A shares for the most recent ten years with the Russell Midcap® Value Index. The chart assumes a hypothetical investment of $10,000 in Class A shares and reflects all operating expenses and assumes the maximum initial sales charge of 5.75%.

[6]	The ten largest holdings, excluding cash and cash equivalents, are calculated based on the value of the investments divided by total net assets of the Fund. Holdings are subject to change and may have changed since the date specified.
[7]	Amounts are calculated based on the total long-term investments of the Fund. These amounts are subject to change and may have changed since the date specified.

6	Wells Fargo Special Mid Cap Value Fund	Performance highlights (unaudited)

MANAGER’S DISCUSSION

Fund highlights

■	The Fund underperformed its benchmark, the Russell Midcap® Value Index, for the 12-month period that ended September 30, 2016.

■	Detractors from performance included stock selection in the information technology (IT) and industrials sectors and underweights to the real estate and utilities sectors. Contributors included stock selection in the energy, health care, and financials sectors; an overweight to the industrials and IT sectors benefited results as well.

■	Our investment process is based on evaluating companies according to their relative risk and return profiles, a process that we believe has proven successful over time.

Slower-than-expected interest-rate increases by the Federal Reserve (Fed), a surprising vote for the U.K. to exit the European Union, and accommodative central banks around the globe drove historically low interest rates and fueled U.S. mid-cap value indexes over the 12-month period.

The Fed did raise rates by 25 basis points (100 basis points equals 1.00%) in December 2015, and equity markets declined in anticipation of this increase and concerns about potential further increases in 2016. However, those fears reversed sharply in February 2016 as investors became increasingly confident that the Fed would remain accommodative and put further increases on hold. The market rallied, and the Russell Midcap Value Index experienced significant gains following the February lows. The 10-year Treasury yield dipped below 1.5% in 2016, and credit spreads tightened, providing a strong tailwind for mid-cap equities and an intensified search by investors for income-yielding investments. Economically sensitive companies within the materials and industrials sectors led the index, along with companies in the traditional high-dividend-yield utilities and real estate sectors.

Our process focuses on companies that control their own destinies via long-term competitive advantages, flexible balance sheets, and sustainable free cash flow. We believe this focus will continue to provide participation in up markets, such as we experienced over this reporting period, as well as mitigation in potential down markets.

Ten largest holdings (%) as of September 30, 2016[6]
Fidelity National Information Services Incorporated	2.90
TreeHouse Foods Incorporated	2.87
Harris Corporation	2.69
Molson Coors Brewing Company Class B	2.58
Loews Corporation	2.43
Kohl’s Corporation	2.24
Ameren Corporation	2.23
Brown & Brown Incorporated	2.20
American Electric Power Company Incorporated	2.19
FNF Group	2.14

We made modest changes to sector weightings.

Our stock selection process led to modest changes to the Fund’s sector weightings during the period. We maintained overweights to the industrials, consumer staples, and IT sectors because they offer an eclectic set of companies that in our view create unique investment opportunities. Although we added several utilities companies to the Fund during the period, we still remained heavily underweight to the sector based on our valuation research. Within the energy sector, we reduced the underweight and added new positions in Baker Hughes Incorporated and National Oilwell Varco, Incorporated. Our overweight to industrials narrowed over the 12-month period, partly because we trimmed positions as valuations moved higher and individual reward/risk ratios decreased; an increase in the Russell Midcap® Value Index’s industrials weighting during the period somewhat narrowed the overweight as well.

Underweights to the utilities and real estate sectors detracted from Fund performance.

During the pullback in early 2016, we identified several companies within the utilities sector that met our strict criteria and were added to the portfolio, reducing our underweight. However, we have maintained underweights to the real estate sector (composed mainly of real estate investment trusts, or REITs) and the utilities sector because our reward/risk valuation work has caused us to conclude that most REITs and utilities remain unattractive based on our reward/risk valuation framework, offering low potential returns relative to expected risk over our multiyear investment horizon.

Please see footnotes on page 5.

Performance highlights (unaudited)	Wells Fargo Special Mid Cap Value Fund	7

Stock selection in the IT and industrials sectors detracted from the Fund’s performance.

IT company Western Digital Corporation was the fund’s largest detractor as investors digested its SanDisk Corporation merger; the ongoing integration of its Hitachi Global Storage Technologies, Incorporated, acquisition; and potential integration risks. We continue to believe both acquisitions improve Western Digital’s competitive position through industry consolidation and vertical integration benefits; the company’s stock price currently appears to undervalue the long-term free cash flow that could be produced. In the industrials sector, Stericycle, Incorporated, which was added to the Fund during the period, detracted from results. Stericycle has been experiencing some pricing pressure in its core health care-services business at the same time that it is integrating its acquisition of paper-waste company Shred-It International Incorporated. While we recognize the near-term challenges and factor these risks into our reward/risk process, as long-term investors we believe Stericycle’s competitive advantage is still in place and that its strong free cash flows and flexible balance sheet may enable the company to manage through these near-term challenges.

Stock selection in energy equipment and services benefited the Fund’s performance.

Onshore contract-drilling-services provider Patterson-UTI Energy, Incorporated, was the fund’s largest contributor. We believe Patterson’s strong balance sheet has allowed the company to continue to invest through the economic downturn in high-end capital equipment that could enable Patterson to take market share as U.S. shale activity rebounds. This is a good example of how a strong, flexible balance sheet can enable a company to be offensive when others are forced to be defensive through cyclical downturns.

Sector distribution as of September 30, 2016[7]

Our outlooks for the Fund and our process remain positive.

We will continue to invest in companies that we believe control their own destiny via distinct long-term competitive advantages, flexible balance sheets, and strong, sustainable free-cash-flow generation. We believe that using these desirable characteristics along with thoughtful portfolio construction when selecting stocks could enable us to progress toward our goal of consistent alpha generation with a low-risk profile.

As we look toward the end of 2016, we see numerous market forces at play that could bring further volatility. The upcoming U.S. general election will continue to make front-page news, and the market anxiety that usually accompanies a significant leadership change could cause additional volatility. Perhaps the biggest question marks facing investors over the next 6–12 months are how and when the Fed will choose to raise rates. Central banks around the world are struggling with similar issues, and the recent attempt by the Bank of Japan to put a floor under long-term interest rates while remaining accommodating will be worth watching to see if the effort is successful. Predicting these moves is often difficult and better left for economists, which we are not.

We believe our fundamental analysis, risk management, and active investment process are well suited for taking advantage of new opportunities as the equity market evolves. While volatility may increase, the strong balance sheets and stable cash flows of the companies in our portfolio could support consistent long-term performance. We maintain a favorable outlook for the portfolio as we enter the calendar fourth quarter of 2016.

Please see footnotes on page 5.

8	Wells Fargo Special Mid Cap Value Fund	Fund expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and contingent deferred sales charges (if any) on redemptions and (2) ongoing costs, including management fees, distribution (12b-1) and/or shareholder servicing fees, and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period from April 1, 2016 to September 30, 2016.

Actual expenses

The “Actual” line of the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the “Actual” line under the heading entitled “Expenses paid during period” for your applicable class of shares to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The “Hypothetical” line of the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) and contingent deferred sales charges. Therefore, the “Hypothetical” line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning account value 4-1-2016	Ending account value 9-30-2016	Expenses paid during the period¹	Annualized net expense ratio
Class A
Actual	$1,000.00	$1,093.07	$6.20	1.19%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.07	$5.98	1.19%
Class C
Actual	$1,000.00	$1,088.71	$10.11	1.94%
Hypothetical (5% return before expenses)	$1,000.00	$1,015.32	$9.76	1.94%
Class R
Actual	$1,000.00	$1,091.79	$7.53	1.44%
Hypothetical (5% return before expenses)	$1,000.00	$1,017.80	$7.26	1.44%
Class R6
Actual	$1,000.00	$1,095.62	$3.97	0.76%
Hypothetical (5% return before expenses)	$1,000.00	$1,021.21	$3.83	0.76%
Administrator Class
Actual	$1,000.00	$1,093.54	$5.73	1.09%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.53	$5.53	1.09%
Institutional Class
Actual	$1,000.00	$1,095.01	$4.50	0.86%
Hypothetical (5% return before expenses)	$1,000.00	$1,020.71	$4.34	0.86%

[1]	Expenses paid is equal to the annualized net expense ratio of each class multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year divided by the number of days in the fiscal year (to reflect the one-half-year period).

Portfolio of investments—September 30, 2016	Wells Fargo Special Mid Cap Value Fund	9

Security name	Shares	Value

Common Stocks: 96.39%

Consumer Discretionary: 8.01%

Auto Components: 0.48%
Lear Corporation	200,600	$24,316,732

Hotels, Restaurants & Leisure: 1.25%
The Wendy’s Company	5,795,100	62,587,080

Household Durables: 0.99%
Harman International Industries Incorporated	591,500	49,952,175

Media: 0.82%
Tribune Media Company Class A	1,123,937	41,046,179

Multiline Retail: 2.24%
Kohl’s Corporation	2,569,600	112,420,000

Specialty Retail: 1.25%
Foot Locker Incorporated	826,900	55,997,668
Signet Jewelers Limited	88,300	6,590,203

		62,587,871

Textiles, Apparel & Luxury Goods: 0.98%
HanesBrands Incorporated	1,940,300	48,992,575

Consumer Staples: 7.79%

Beverages: 2.58%
Molson Coors Brewing Company Class B	1,176,310	129,158,838

Food Products: 4.62%
Hain Celestial Group Incorporated †	993,800	35,359,404
Pinnacle Foods Incorporated	1,048,500	52,603,245
TreeHouse Foods Incorporated †	1,650,709	143,925,318

		231,887,967

Household Products: 0.59%
Church & Dwight Company Incorporated	612,400	29,346,208

Energy: 9.47%

Energy Equipment & Services: 4.87%
Baker Hughes Incorporated	1,782,100	89,942,587
National Oilwell Varco Incorporated	1,982,600	72,840,724
Patterson-UTI Energy Incorporated	3,637,900	81,379,823

		244,163,134

Oil, Gas & Consumable Fuels: 4.60%
Anadarko Petroleum Corporation	1,065,100	67,484,736
Cimarex Energy Company	569,410	76,511,622
Hess Corporation	1,618,500	86,783,970

		230,780,328

The accompanying notes are an integral part of these financial statements.

10	Wells Fargo Special Mid Cap Value Fund	Portfolio of investments—September 30, 2016

Security name	Shares	Value

Financials: 21.71%

Banks: 3.78%
PacWest Bancorp	1,852,907	$79,508,239
Regions Financial Corporation	6,963,600	68,730,732
Zions Bancorporation	1,330,800	41,281,416

		189,520,387

Capital Markets: 1.65%
Northern Trust Corporation	1,217,100	82,750,629

Consumer Finance: 2.07%
Ally Financial Incorporated	5,335,361	103,879,479

Insurance: 13.51%
Arch Capital Group Limited †	674,860	53,489,404
Brown & Brown Incorporated	2,921,900	110,184,849
FNF Group	2,903,714	107,176,084
Loews Corporation	2,958,500	121,742,275
ProAssurance Corporation	976,598	51,251,863
The Allstate Corporation	1,415,100	97,896,618
Validus Holdings Limited	860,769	42,883,512
Willis Towers Watson plc	701,000	93,071,770

		677,696,375

Mortgage REITs: 0.70%
Annaly Capital Management Incorporated	3,337,100	35,039,550

Health Care: 5.79%

Health Care Equipment & Supplies: 1.38%
Steris Corporation	949,500	69,408,450

Health Care Providers & Services: 4.41%
Humana Incorporated	534,200	94,494,638
Patterson Companies Incorporated	1,948,600	89,518,684
WellCare Health Plans Incorporated †	317,100	37,129,239

		221,142,561

Industrials: 16.15%

Aerospace & Defense: 4.93%
B/E Aerospace Incorporated	1,738,400	89,805,744
General Dynamics Corporation	556,100	86,284,476
Raytheon Company	521,700	71,019,021

		247,109,241

Commercial Services & Supplies: 4.65%
Pitney Bowes Incorporated	3,912,400	71,049,184
Republic Services Incorporated	2,011,675	101,489,004
Stericycle Incorporated †	759,700	60,882,358

		233,420,546

The accompanying notes are an integral part of these financial statements.

Portfolio of investments—September 30, 2016	Wells Fargo Special Mid Cap Value Fund	11

Security name	Shares	Value

Construction & Engineering: 2.55%
EMCOR Group Incorporated	1,277,109	$76,141,239
Jacobs Engineering Group Incorporated †	1,002,100	51,828,612

		127,969,851

Marine: 1.48%
Kirby Corporation †	1,196,500	74,374,440

Road & Rail: 1.15%
Ryder System Incorporated	874,500	57,673,275

Transportation Infrastructure: 1.39%
Macquarie Infrastructure Company LLC	835,406	69,539,195

Information Technology: 13.94%

Communications Equipment: 4.60%
ARRIS International plc †	3,389,200	96,016,036
Harris Corporation	1,472,100	134,859,081

		230,875,117

IT Services: 7.32%
Amdocs Limited	1,570,600	90,859,210
DST Systems Incorporated	550,220	64,881,942
Fidelity National Information Services Incorporated	1,887,100	145,363,313
Leidos Holdings Incorporated	1,526,500	66,066,920

		367,171,385

Semiconductors & Semiconductor Equipment: 0.78%
Lam Research Corporation	413,400	39,153,114

Technology Hardware, Storage & Peripherals: 1.24%
Western Digital Corporation	1,060,700	62,019,129

Materials: 4.07%

Construction Materials: 2.10%
Eagle Materials Incorporated	1,360,800	105,189,840

Containers & Packaging: 1.97%
Packaging Corporation of America	1,216,000	98,812,160

Real Estate: 2.95%

Equity REITs: 1.51%
American Campus Communities Incorporated	1,489,985	75,795,537

Real Estate Management & Development: 1.44%
CBRE Group Incorporated Class A †	2,577,200	72,110,056

Utilities: 6.51%

Electric Utilities: 2.19%
American Electric Power Company Incorporated	1,709,260	109,751,585

The accompanying notes are an integral part of these financial statements.

12	Wells Fargo Special Mid Cap Value Fund	Portfolio of investments—September 30, 2016

Security name		Shares	Value

Multi-Utilities: 2.23%
Ameren Corporation		2,277,550	$112,009,909

Water Utilities: 2.09%
American Water Works Company Incorporated		1,400,200	104,790,966

Total Common Stocks (Cost $4,295,321,792)			4,834,441,864

	Yield
Short-Term Investments: 3.19%

Investment Companies: 3.19%
Wells Fargo Government Money Market Fund Select Class (l)(u)	0.34%	159,931,136	159,931,136

Total Short-Term Investments (Cost $159,931,136)			159,931,136

Total investments in securities (Cost $4,455,252,928) *	99.58%	4,994,373,000
Other assets and liabilities, net	0.42	21,107,606

Total net assets	100.00%	$5,015,480,606

†	Non-income-earning security

(l)	The issuer of the security is an affiliated person of the Fund as defined in the Investment Company Act of 1940.

(u)	The rate represents the 7-day annualized yield at period end.

*	Cost for federal income tax purposes is $4,461,675,192 and unrealized gains (losses) consists of:

Gross unrealized gains	$576,402,691
Gross unrealized losses	(43,704,883)

Net unrealized gains	$532,697,808

The accompanying notes are an integral part of these financial statements.

Statement of assets and liabilities—September 30, 2016	Wells Fargo Special Mid Cap Value Fund	13

Assets
Investments
In unaffiliated securities, at value (cost $4,295,321,792)	$4,834,441,864
In affiliated securities, at value (cost $159,931,136)	159,931,136

Total investments, at value (cost $4,455,252,928)	4,994,373,000
Receivable for investments sold	31,684,572
Receivable for Fund shares sold	33,325,111
Receivable for dividends	5,076,875
Receivable for securities lending income	2,650
Prepaid expenses and other assets	140,071

Total assets	5,064,602,279

Liabilities
Payable for investments purchased	36,023,087
Payable for Fund shares redeemed	8,827,532
Management fee payable	2,878,606
Distribution fees payable	74,390
Administration fees payable	615,321
Accrued expenses and other liabilities	702,737

Total liabilities	49,121,673

Total net assets	$5,015,480,606

NET ASSETS CONSIST OF
Paid-in capital	$4,448,646,376
Undistributed net investment income	29,219,042
Accumulated net realized losses on investments	(1,504,884)
Net unrealized gains on investments	539,120,072

Total net assets	$5,015,480,606

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE PER SHARE
Net assets – Class A	$1,363,213,060
Shares outstanding – Class A1	41,159,628
Net asset value per share – Class A	$33.12
Maximum offering price per share – Class A2	$35.14
Net assets – Class C	$116,022,214
Shares outstanding – Class C1	3,635,679
Net asset value per share – Class C	$31.91
Net assets – Class R	$1,777,673
Shares outstanding – Class R1	52,628
Net asset value per share – Class R	$33.78
Net assets – Class R6	$374,556,636
Shares outstanding – Class R6[1]	11,008,045
Net asset value per share – Class R6	$34.03
Net assets – Administrator Class	$834,134,003
Shares outstanding – Administrator Class[1]	24,775,198
Net asset value per share – Administrator Class	$33.67
Net assets – Institutional Class	$2,325,777,020
Shares outstanding – Institutional Class[1]	68,410,970
Net asset value per share – Institutional Class	$34.00

[1]	The Fund has an unlimited number of authorized shares.

[2]	Maximum offering price is computed as 100/94.25 of net asset value. On investments of $50,000 or more, the offering price is reduced.

The accompanying notes are an integral part of these financial statements.

14	Wells Fargo Special Mid Cap Value Fund	Statement of operations—year ended September 30, 2016

Investment income
Dividends (net of foreign withholding taxes of $13,847)	$63,936,677
Income from affiliated securities	640,046
Securities lending income, net	63,041

Total investment income	64,639,764

Expenses
Management fee	23,139,001
Administration fees
Class A	2,377,678
Class C	183,750
Class R	1,096
Class R6	67,098
Administrator Class	977,661
Institutional Class	1,390,356
Investor Class	116,458	[1]
Shareholder servicing fees
Class A	2,830,569
Class C	218,750
Class R	1,305
Administrator Class	1,803,577
Investor Class	90,680	[1]
Distribution fees
Class C	656,250
Class R	1,305
Custody and accounting fees	153,123
Professional fees	45,226
Registration fees	309,868
Shareholder report expenses	455,384
Trustees’ fees and expenses	19,394
Other fees and expenses	34,392

Total expenses	34,872,921
Less: Fee waivers and/or expense reimbursements	(20,762)

Net expenses	34,852,159

Net investment income	29,787,605

REALIZED AND UNREALIZED GAINS (LOSSES) ON INVESTMENTS
Net realized gains on investments	1,165,809
Net change in unrealized gains (losses) on investments	524,769,917

Net realized and unrealized gains (losses) on investments	525,935,726

Net increase in net assets resulting from operations	$555,723,331

[1]	For the period from October 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

Statement of changes in net assets	Wells Fargo Special Mid Cap Value Fund	15

	Year ended September 30, 2016		Year ended September 30, 2015

Operations
Net investment income		$29,787,605		$14,760,683
Net realized gains on investments		1,165,809		99,137,662
Net change in unrealized gains (losses) on investments		524,769,917		(138,463,872)

Net increase (decrease) in net assets resulting from operations		555,723,331		(24,565,527)

Distributions to shareholders from
Net investment income
Class A		(3,106,870)		(2,404,466)
Class C		(20,450)		0
Class R		(195)		0 [1]
Class R6		(1,171,323)		(45,443)
Administrator Class		(2,729,427)		(922,301)
Institutional Class		(3,574,594)		(1,465,190)
Investor Class		0 [2]		(963,123)
Net realized gains
Class A		(40,065,294)		(36,145,688)
Class C		(2,776,111)		(3,059,339)
Class R		(920)		0 [1]
Class R6		(5,563,069)		(527,423)
Administrator Class		(17,677,686)		(17,119,649)
Institutional Class		(17,921,301)		(17,898,031)
Investor Class		0 [2]		(47,391,502)

Total distributions to shareholders		(94,607,240)		(127,942,155)

Capital share transactions	Shares		Shares
Proceeds from shares sold
Class A	32,591,298	1,012,650,670	15,633,402	498,183,836
Class C	2,098,801	62,533,533	1,444,914	45,340,872
Class R	54,121	1,738,947	814 [1]	25,000 [1]
Class R6	8,542,115	271,942,094	3,639,150	120,551,746
Administrator Class	36,577,283	1,062,087,191	12,563,219	406,786,505
Institutional Class	64,727,505	2,061,463,035	9,959,577	330,102,387
Investor Class	231,357 [2]	7,299,395 [2]	3,146,655	104,038,226

		4,479,714,865		1,505,028,572

Reinvestment of distributions
Class A	1,432,793	41,899,896	1,195,510	37,042,885
Class C	91,890	2,596,151	93,002	2,799,357
Class R	37	1,115	0 [1]	0 [1]
Class R6	223,787	6,734,392	18,058	572,866
Administrator Class	684,328	20,395,161	572,229	18,011,446
Institutional Class	647,950	19,486,743	542,244	17,199,534
Investor Class	0 [2]	0 [2]	1,519,579	47,828,295

		91,113,458		123,454,383

Payment for shares redeemed
Class A	(9,893,268)	(302,160,382)	(3,172,402)	(102,128,564)
Class C	(742,121)	(22,059,406)	(268,920)	(8,411,582)
Class R	(2,344)	(77,354)	0 [1]	0 [1]
Class R6	(1,208,673)	(38,504,373)	(326,593)	(10,742,055)
Administrator Class	(25,433,290)	(773,879,830)	(5,860,843)	(190,655,125)
Institutional Class	(10,381,138)	(332,586,897)	(2,327,220)	(76,918,868)
Investor Class	(17,217,665)[2]	(549,439,619)[2]	(4,421,468)	(145,795,400)

		(2,018,707,861)		(534,651,594)

Net increase in net assets resulting from capital share transactions		2,552,120,462		1,093,831,361

Total increase in net assets		3,013,236,553		941,323,679

Net assets
Beginning of period		2,002,244,053		1,060,920,374

End of period		$5,015,480,606		$2,002,244,053

Undistributed net investment income		$29,219,042		$10,602,293

[1]	The class commenced operations on September 30, 2015. Information represents activity for the one day of operation.

[2]	For the period from October 1, 2015 to October 23, 2015. Effective at the close of business on October 23, 2015, Investor Class shares were converted to Class A shares and are no longer offered by the Fund.

The accompanying notes are an integral part of these financial statements.

16	Wells Fargo Special Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS A	2016	2015	2014	2013	2012
Net asset value, beginning of period	$29.91	$32.68	$30.36	$22.83	$17.84
Net investment income	0.19	0.25	0.12 [1]	0.15 [1]	0.08 [1]
Net realized and unrealized gains (losses) on investments	4.23	0.07	4.47	7.60	4.94

Total from investment operations	4.42	0.32	4.59	7.75	5.02
Distributions to shareholders from
Net investment income	(0.08)	(0.18)	(0.09)	(0.22)	(0.03)
Net realized gains	(1.13)	(2.91)	(2.18)	0.00	0.00

Total distributions to shareholders	(1.21)	(3.09)	(2.27)	(0.22)	(0.03)
Net asset value, end of period	$33.12	$29.91	$32.68	$30.36	$22.83
Total return[2]	15.34%	0.69%	15.70%	34.23%	28.18%
Ratios to average net assets (annualized)
Gross expenses	1.19%	1.25%	1.28%	1.29%	1.30%
Net expenses	1.19%	1.24%	1.25%	1.25%	1.25%
Net investment income	0.82%	0.85%	0.38%	0.54%	0.38%
Supplemental data
Portfolio turnover rate	30%	58%	58%	87%	87%
Net assets, end of period (000s omitted)	$1,363,213	$509,386	$110,219	$38,119	$9,545

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Special Mid Cap Value Fund	17

(For a share outstanding throughout each period)

	Year ended September 30
CLASS C	2016	2015	2014	2013	2012
Net asset value, beginning of period	$29.00	$31.82	$29.73	$22.38	$17.60
Net investment income (loss)	0.03	0.02 [1]	(0.04)	(0.07)[1]	(0.03)
Net realized and unrealized gains (losses) on investments	4.02	0.07	4.31	7.49	4.81

Total from investment operations	4.05	0.09	4.27	7.42	4.78
Distributions to shareholders from
Net investment income	(0.01)	0.00	0.00	(0.07)	0.00
Net realized gains	(1.13)	(2.91)	(2.18)	0.00	0.00

Total distributions to shareholders	(1.14)	(2.91)	(2.18)	(0.07)	0.00
Net asset value, end of period	$31.91	$29.00	$31.82	$29.73	$22.38
Total return[2]	14.47%	(0.05)%	14.86%	33.23%	27.16%
Ratios to average net assets (annualized)
Gross expenses	1.94%	2.00%	2.03%	2.04%	2.06%
Net expenses	1.94%	1.99%	2.00%	2.00%	2.00%
Net investment income (loss)	0.03%	0.08%	(0.38)%	(0.25)%	(0.35)%
Supplemental data
Portfolio turnover rate	30%	58%	58%	87%	87%
Net assets, end of period (000s omitted)	$116,022	$63,431	$29,217	$14,913	$2,770

[1]	Calculated based upon average shares outstanding

[2]	Total return calculations do not include any sales charges.

The accompanying notes are an integral part of these financial statements.

18	Wells Fargo Special Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
CLASS R	2016	2015[1]
Net asset value, beginning of period	$30.70	$30.70
Net investment income	0.12 [2]	0.00
Net realized and unrealized gains (losses) on investments	4.32	0.00

Total from investment operations	4.44	0.00
Distributions to shareholders from
Net investment income	(0.23)	0.00
Net realized gains	(1.13)	0.00

Total distributions to shareholders	(1.36)	0.00
Net asset value, end of period	$33.78	$30.70
Total return[3]	15.05%	0.00%
Ratios to average net assets (annualized)
Gross expenses	1.44%	0.00%
Net expenses	1.44%	0.00%
Net investment income	0.37%	0.00%
Supplemental data
Portfolio turnover rate	30%	58%
Net assets, end of period (000s omitted)	$1,778	$25

[1]	The class commenced operations on September 30, 2015. Information represents activity for the one day of operation.

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Special Mid Cap Value Fund	19

(For a share outstanding throughout each period)

	Year ended September 30
CLASS R6	2016	2015	2014	2013[1]
Net asset value, beginning of period	$30.71	$33.39	$30.90	$28.69
Net investment income	0.38 [2]	0.41 [2]	0.41 [2]	0.06 [2]
Net realized and unrealized gains (losses) on investments	4.30	0.05	4.43	2.15

Total from investment operations	4.68	0.46	4.84	2.21
Distributions to shareholders from
Net investment income	(0.23)	(0.23)	(0.17)	0.00
Net realized gains	(1.13)	(2.91)	(2.18)	0.00

Total distributions to shareholders	(1.36)	(3.14)	(2.35)	0.00
Net asset value, end of period	$34.03	$30.71	$33.39	$30.90
Total return[3]	15.84%	1.14%	16.29%	7.70%
Ratios to average net assets (annualized)
Gross expenses	0.76%	0.79%	0.80%	0.81%
Net expenses	0.76%	0.79%	0.80%	0.81%
Net investment income	1.21%	1.26%	1.22%	0.73%
Supplemental data
Portfolio turnover rate	30%	58%	58%	87%
Net assets, end of period (000s omitted)	$374,557	$105,973	$4,013	$27

[1]	For the period from June 28, 2013 (commencement of class operations) to September 30, 2013

[2]	Calculated based upon average shares outstanding

[3]	Returns for periods of less than one year are not annualized.

The accompanying notes are an integral part of these financial statements.

20	Wells Fargo Special Mid Cap Value Fund	Financial highlights

(For a share outstanding throughout each period)

	Year ended September 30
ADMINISTRATOR CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$30.45	$33.14	$30.71	$23.09	$18.04
Net investment income	0.26	0.31 [1]	0.15	0.20 [1]	0.11 [1]
Net realized and unrealized gains (losses) on investments	4.26	0.05	4.55	7.67	4.99

Total from investment operations	4.52	0.36	4.70	7.87	5.10
Distributions to shareholders from
Net investment income	(0.17)	(0.14)	(0.09)	(0.25)	(0.05)
Net realized gains	(1.13)	(2.91)	(2.18)	0.00	0.00

Total distributions to shareholders	(1.30)	(3.05)	(2.27)	(0.25)	(0.05)
Net asset value, end of period	$33.67	$30.45	$33.14	$30.71	$23.09
Total return	15.42%	0.84%	15.89%	34.41%	28.30%
Ratios to average net assets (annualized)
Gross expenses	1.10%	1.12%	1.12%	1.13%	1.14%
Net expenses	1.10%	1.11%	1.12%	1.13%	1.13%
Net investment income	0.88%	0.95%	0.48%	0.71%	0.50%
Supplemental data
Portfolio turnover rate	30%	58%	58%	87%	87%
Net assets, end of period (000s omitted)	$834,134	$394,188	$187,968	$117,087	$61,596

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

Financial highlights	Wells Fargo Special Mid Cap Value Fund	21

(For a share outstanding throughout each period)

	Year ended September 30
INSTITUTIONAL CLASS	2016	2015	2014	2013	2012
Net asset value, beginning of period	$30.70	$33.38	$30.91	$23.15	$18.10
Net investment income	0.35 [1]	0.41 [1]	0.24	0.20 [1]	0.16
Net realized and unrealized gains (losses) on investments	4.29	0.04	4.57	7.81	5.01

Total from investment operations	4.64	0.45	4.81	8.01	5.17
Distributions to shareholders from
Net investment income	(0.21)	(0.22)	(0.16)	(0.25)	(0.12)
Net realized gains	(1.13)	(2.91)	(2.18)	0.00	0.00

Total distributions to shareholders	(1.34)	(3.13)	(2.34)	(0.25)	(0.12)
Net asset value, end of period	$34.00	$30.70	$33.38	$30.91	$23.15
Total return	15.73%	1.10%	16.17%	34.90%	28.65%
Ratios to average net assets (annualized)
Gross expenses	0.86%	0.85%	0.85%	0.85%	0.87%
Net expenses	0.86%	0.85%	0.85%	0.85%	0.87%
Net investment income	1.07%	1.23%	0.81%	0.72%	0.76%
Supplemental data
Portfolio turnover rate	30%	58%	58%	87%	87%
Net assets, end of period (000s omitted)	$2,325,777	$411,919	$174,989	$66,056	$125,623

[1]	Calculated based upon average shares outstanding

The accompanying notes are an integral part of these financial statements.

22	Wells Fargo Special Mid Cap Value Fund	Notes to financial statements

1. ORGANIZATION

Wells Fargo Funds Trust (the “Trust”), a Delaware statutory trust organized on March 10, 1999, is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). As an investment company, the Trust follows the accounting and reporting guidance in Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. These financial statements report on the Wells Fargo Special Mid Cap Value Fund (the “Fund”) which is a diversified series of the Trust.

Effective at the close of business on October 23, 2015, Investor Class shares became Class A shares in a tax-free conversion. Shareholders of Investor Class received Class A shares at a value equal to the value of their Investor Class shares immediately prior to the conversion. Investor Class shares are no longer offered by the Fund.

2. SIGNIFICANT ACCOUNTING POLICIES

The following significant accounting policies, which are consistently followed in the preparation of the financial statements of the Fund, are in conformity with U.S. generally accepted accounting principles which require management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Securities valuation

All investments are valued each business day as of the close of regular trading on the New York Stock Exchange (generally 4 p.m. Eastern Time), although the Fund may deviate from this calculation time under unusual or unexpected circumstances.

Equity securities that are listed on a foreign or domestic exchange or market are valued at the official closing price or, if none, the last sales price. If no sale occurs on the principal exchange or market that day, the prior day’s price will be deemed “stale” and a fair value price will be determined in accordance with the Fund’s Valuation Procedures.

Investments in registered open-end investment companies are valued at net asset value. Interests in non-registered investment vehicles that are redeemable at net asset value are fair valued normally at net asset value.

Investments which are not valued using any of the methods discussed above are valued at their fair value, as determined in good faith by the Board of Trustees of the Fund. The Board of Trustees has established a Valuation Committee comprised of the Trustees and has delegated to it the authority to take any actions regarding the valuation of portfolio securities that the Valuation Committee deems necessary or appropriate, including determining the fair value of portfolio securities, unless the determination has been delegated to the Management Valuation Team of Wells Fargo Funds Management, LLC (“Funds Management”). The Board of Trustees retains the authority to make or ratify any valuation decisions or approve any changes to the Valuation Procedures as it deems appropriate. On a quarterly basis, the Board of Trustees receives reports on any valuation actions taken by the Valuation Committee or the Management Valuation Team which may include items for ratification.

Valuations of fair valued securities are compared to the next actual sales price when available, or other appropriate market values, to assess the continued appropriateness of the fair valuation methodologies used. These securities are fair valued on a day-to-day basis, taking into consideration changes to appropriate market information and any significant changes to the inputs considered in the valuation process until there is a readily available price provided on an exchange or by an independent pricing service. Valuations received from an independent pricing service or independent broker-dealer quotes are periodically validated by comparisons to most recent trades and valuations provided by other independent pricing services in addition to the review of prices by the manager and/or subadviser. Unobservable inputs used in determining fair valuations are identified based on the type of security, taking into consideration factors utilized by market participants in valuing the investment, knowledge about the issuer and the current market environment.

Security loans

The Fund may lend its securities from time to time in order to earn additional income in the form of fees or interest on securities received as collateral or the investment of any cash received as collateral. The Fund continues to receive interest or dividends on the securities loaned. The Fund receives collateral in the form of cash or securities with a value at least equal to the value of the securities on loan. The value of the loaned securities is determined at the close of each business day and any additional required collateral is delivered to the Fund on the next business day. In a securities lending transaction, the net asset value of the Fund will be affected by an increase or decrease in the value of the securities loaned and by an increase or decrease in the value of the instrument in which collateral is invested. The amount of securities lending activity undertaken by the Fund fluctuates from time to time. In the event of default or bankruptcy by the borrower, the Fund may be prevented from recovering the loaned securities or gaining access to the collateral or

Notes to financial statements	Wells Fargo Special Mid Cap Value Fund	23

may experience delays or costs in doing so. In addition, the investment of any cash collateral received may lose all or part of its value. The Fund has the right under the lending agreement to recover the securities from the borrower on demand.

The Fund lends its securities through an unaffiliated securities lending agent. Cash collateral received in connection with its securities lending transactions is invested in Securities Lending Cash Investments, LLC (the “Securities Lending Fund”). The Securities Lending Fund is exempt from registration under Section 3(c)(7) of the 1940 Act and is managed by Funds Management and is subadvised by Wells Capital Management Incorporated (“WellsCap”), an affiliate of Funds Management and an indirect wholly owned subsidiary of Wells Fargo & Company (“Wells Fargo”). Funds Management receives an advisory fee starting at 0.05% and declining to 0.01% as the average daily net assets of the Securities Lending Fund increase. All of the fees received by Funds Management are paid to WellsCap for its services as subadviser. The Securities Lending Fund seeks to provide a positive return compared to the daily Fed Funds Open rate by investing in high-quality, U.S. dollar-denominated short-term money market instruments. Securities Lending Fund investments are fair valued based upon the amortized cost valuation technique. Income earned from investment in the Securities Lending Fund is included in securities lending income on the Statement of Operations.

Security transactions and income recognition

Securities transactions are recorded on a trade date basis. Realized gains or losses are recorded on the basis of identified cost.

Dividend income is recognized on the ex-dividend date. Dividend income is recorded net of foreign taxes withheld where recovery of such taxes is not assured.

Distributions to shareholders

Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-dividend date. Such distributions are determined in conformity with federal income tax regulations, which may differ in amount or character from net investment income and realized gains recognized for purposes of U.S. generally accepted accounting principles.

Federal and other taxes

The Fund intends to continue to qualify as a regulated investment company by distributing substantially all of its investment company taxable income and any net realized capital gains (after reduction for capital loss carryforwards) sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provision for federal income taxes was required.

The Fund’s income and federal excise tax returns and all financial records supporting those returns for the prior three fiscal years are subject to examination by the federal and Delaware revenue authorities. Management has analyzed the Fund’s tax positions taken on federal, state, and foreign tax returns for all open tax years and does not believe that there are any uncertain tax positions that require recognition of a tax liability.

Reclassifications are made to the Fund’s capital accounts for permanent tax differences to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. U.S. generally accepted accounting principles require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. At September 30, 2016, as a result of permanent book-to-tax differences, the following reclassification adjustments were made on the Statement of Assets and Liabilities:

Paid-in capital	Undistributed net investment income	Accumulated net realized losses on investments
$5	$(567,997)	$567,992

As of September 30, 2016, the Fund had capital loss carryforwards available to offset future net realized capital gains in the amount of $49,637 expiring in 2017.

Class allocations

The separate classes of shares offered by the Fund differ principally in applicable sales charges, distribution, shareholder servicing, and administration fees. Class specific expenses are charged directly to that share class. Investment income, common expenses, and realized and unrealized gains (losses) on investments are allocated daily to each class of shares based on the relative proportion of net assets of each class.

24	Wells Fargo Special Mid Cap Value Fund	Notes to financial statements

3. FAIR VALUATION MEASUREMENTS

Fair value measurements of investments are determined within a framework that has established a fair value hierarchy based upon the various data inputs utilized in determining the value of the Fund’s investments. The three-level hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to significant unobservable inputs (Level 3). The Fund’s investments are classified within the fair value hierarchy based on the lowest level of input that is significant to the fair value measurement. The inputs are summarized into three broad levels as follows:

■	Level 1 – quoted prices in active markets for identical securities

■	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, use of amortized cost, etc.)

■	Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing investments in securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities as of September 30, 2016:

	Quoted prices (Level 1)	Other significant observable inputs (Level 2)	Significant unobservable inputs (Level 3)	Total
Assets
Investments in:

Common stocks
Consumer discretionary	$401,902,612	$0	$0	$401,902,612
Consumer staples	390,393,013	0	0	390,393,013
Energy	474,943,462	0	0	474,943,462
Financials	1,088,886,420	0	0	1,088,886,420
Health care	290,551,011	0	0	290,551,011
Industrials	810,086,548	0	0	810,086,548
Information technology	699,218,745	0	0	699,218,745
Materials	204,002,000	0	0	204,002,000
Real estate	147,905,593	0	0	147,905,593
Utilities	326,552,460	0	0	326,552,460

Short-term investments
Investment companies	159,931,136	0	0	159,931,136
Total assets	$4,994,373,000	$0	$0	$4,994,373,000

The Fund recognizes transfers between levels within the fair value hierarchy at the end of the reporting period. At September 30, 2016, the Fund did not have any transfers into/out of Level 1, Level 2, or Level 3.

4. TRANSACTIONS WITH AFFILIATES

Management fee

Funds Management, an indirect wholly owned subsidiary of Wells Fargo, is the manager of the Fund and provides advisory and fund-level administrative services under an investment management agreement. Under the investment management agreement, Funds Management is responsible for, among other services, implementing the investment objectives and strategies of the Fund, supervising the subadviser, providing fund-level administrative services in connection with the Fund’s operations, and providing any other fund-level administrative services reasonably necessary for the operation of the Fund. As compensation for its services under the investment management agreement, Funds Management is entitled to receive an annual management fee starting at 0.75% and declining to 0.63% as the average daily net assets of the Fund increase. For the year ended September 30, 2016, the management fee was equivalent to an annual rate of 0.70% of the Fund’s average daily net assets.

Notes to financial statements	Wells Fargo Special Mid Cap Value Fund	25

Funds Management has retained the services of a subadviser to provide daily portfolio management to the Fund. The fee for subadvisory services is borne by Funds Management. WellsCap is the subadviser to the Fund and is entitled to receive a fee from Funds Management at an annual rate starting at 0.45% and declining to 0.30% as the average daily net assets of the Fund increase.

Administration fees

Under a class-level administration agreement, Funds Management provides class-level administrative services to the Fund, which includes paying fees and expenses for services provided by the transfer agent, sub-transfer agents, omnibus account servicers and record-keepers. As compensation for its services under the class-level administration agreement, Funds Management receives an annual fee which is calculated based on the average daily net assets of each class as follows:

Class level administration fee
Class A, Class C, Class R	0.21%
Class R6	0.03
Administrator Class, Institutional Class	0.13
Investor Class	0.32

Funds Management has contractually waived and/or reimbursed management and administration fees to the extent necessary to maintain certain net operating expense ratios for the Fund. Waiver of fees and/or reimbursement of expenses by Funds Management were made first from fund level expenses on a proportionate basis and then from class specific expenses. Funds Management has committed through January 31, 2017 to waive fees and/or reimburse expenses to the extent necessary to cap the Fund’s expenses at 1.25% for Class A shares, 2.00% for Class C shares, 1.50% for Class R shares, 0.82% for Class R6 shares, 1.14% for Administration Class shares, and 0.87% for Institutional Class shares. After this time, the cap may be increased or the commitment to maintain the cap may be terminated only with the approval of the Board of Trustees.

Distribution fees

The Trust has adopted a Distribution Plan for Class C and Class R shares of the Fund pursuant to Rule 12b-1 under the 1940 Act. Distribution fees are charged to Class C and Class R shares and paid to Wells Fargo Funds Distributor, LLC (“Funds Distributor”), the principal underwriter, at an annual rate of 0.75% of the average daily net assets of Class C shares and 0.25% of the average daily net assets of Class R shares.

In addition, Funds Distributor is entitled to receive the front-end sales charge from the purchase of Class A shares and a contingent deferred sales charge on the redemption of certain shares. Funds Distributor is also entitled to receive the contingent deferred sales charges from redemptions of Class C shares. For the year ended September 30, 2016, Funds Distributor received $90,323 from the sale of Class A shares and $4,864 in contingent deferred sales charges from redemptions of Class C shares.

Shareholder servicing fees

The Trust has entered into contracts with one or more shareholder servicing agents, whereby Class A, Class C, Class R, Administrator Class, and Investor Class of the Fund are charged a fee at an annual rate of 0.25% of the average daily net assets of each respective class.

A portion of these total shareholder servicing fees were paid to affiliates of Wells Fargo.

5. INVESTMENT PORTFOLIO TRANSACTIONS

Purchases and sales of investments, excluding U.S. government obligations (if any) and short-term securities, for the year ended September 30, 2016 were $3,398,584,732 and $962,922,945, respectively.

The Fund may purchase or sell investment securities to other Wells Fargo funds under procedures adopted by the Board of Trustees. The procedures have been designed to ensure that these interfund transactions, which generally do not incur broker commissions, are effected at current market prices. Interfund trades are included within the respective purchases and sales amounts shown.

26	Wells Fargo Special Mid Cap Value Fund	Notes to financial statements

6. BANK BORROWINGS

The Trust (excluding the money market funds and certain other funds) and Wells Fargo Variable Trust are parties to a $250,000,000 revolving credit agreement whereby the Fund is permitted to use bank borrowings for temporary or emergency purposes, such as to fund shareholder redemption requests. Interest under the credit agreement is charged to the Fund based on a borrowing rate equal to the higher of the Federal Funds rate in effect on that day plus 1.25% or the overnight LIBOR rate in effect on that day plus 1.25%. In addition, an annual commitment fee equal to 0.25% of the unused balance is allocated to each participating fund. Prior to August 30, 2016, the revolving credit agreement amount was $200,000,000 and the annual commitment fee was equal to 0.20% of the unused balance which was allocated to each participating fund.

For the year ended September 30, 2016, there were no borrowings by the Fund under the agreement.

7. DISTRIBUTIONS TO SHAREHOLDERS

The tax character of distributions paid during the years ended September 30, 2016 and September 30, 2015 were as follows:

	Year ended September 30
	2016	2015
Ordinary income	$30,591,334	$50,726,509
Long-term capital gain	64,015,906	77,215,646

As of September 30, 2016, the components of distributable earnings on a tax basis were as follows:

Undistributed ordinary income	Undistributed long-term gain	Unrealized gains	Capital loss carryforward
$29,219,029	$4,967,018	$532,697,808	$(49,637)

8. INDEMNIFICATION

Under the Trust’s organizational documents, the officers and Trustees have been granted certain indemnification rights against certain liabilities that may arise out of performance of their duties to the Trust. Additionally, in the normal course of business, the Trust may enter into contracts with service providers that contain a variety of indemnification clauses. The Trust’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated.

Report of independent registered public accounting firm	Wells Fargo Special Mid Cap Value Fund	27

BOARD OF TRUSTEES AND SHAREHOLDERS OF WELLS FARGO FUNDS TRUST:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of the Wells Fargo Special Mid Cap Value Fund (formerly known as Wells Fargo Advantage Special Mid Cap Value Fund) (the “Fund”), one of the funds constituting the Wells Fargo Funds Trust, as of September 30, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of September 30, 2016, by correspondence with the custodian and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Wells Fargo Special Mid Cap Value Fund as of September 30, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

November 23, 2016

28	Wells Fargo Special Mid Cap Value Fund	Other information (unaudited)

TAX INFORMATION

For corporate shareholders, pursuant to Section 854 of the Internal Revenue Code, 68.98% of ordinary income dividends qualify for the corporate dividends-received deduction for the fiscal year ended September 30, 2016.

Pursuant to Section 852 of the Internal Revenue Code, $64,015,906 was designated as a 20% rate gain distribution for the fiscal year ended September 30, 2016.

Pursuant to Section 854 of the Internal Revenue Code, $21,671,178 of income dividends paid during the fiscal year ended September 30, 2016 has been designated as qualified dividend income (QDI).

For the fiscal year ended September 30, 2016, $19,988,100 has been designated as short-term capital gain dividends for nonresident alien shareholders pursuant to Section 871 of the Internal Revenue Code.

PROXY VOTING INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, upon request, by calling 1-800-222-8222, visiting our website at wellsfargofunds.com, or visiting the SEC website at sec.gov. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website at wellsfargofunds.com or by visiting the SEC website at sec.gov.

PORTFOLIO HOLDINGS INFORMATION

The complete portfolio holdings for the Fund are publicly available monthly on the Fund’s website (wellsfargofunds.com), on a one-month delayed basis. In addition, top ten holdings information (excluding derivative positions) for the Fund is publicly available on the Fund’s website on a monthly, seven-day or more delayed basis. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q, which is available by visiting the SEC website at sec.gov. In addition, the Fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC, and at regional offices in New York City, at 233 Broadway, and in Chicago, at 175 West Jackson Boulevard, Suite 900. Information about the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Other information (unaudited)	Wells Fargo Special Mid Cap Value Fund	29

BOARD OF TRUSTEES AND OFFICERS

Each of the Trustees and Officers1 listed in the table below acts in identical capacities for each fund in the Wells Fargo family of funds, which consists of 138 mutual funds comprising the Wells Fargo Funds Trust, Wells Fargo Variable Trust, Wells Fargo Master Trust and four closed-end funds (collectively the “Fund Complex”). This table should be read in conjunction with the Prospectus and the Statement of Additional Information2. The mailing address of each Trustee and Officer is 525 Market Street, 12th Floor, San Francisco, CA 94105. Each Trustee and Officer serves an indefinite term, however, each Trustee serves such term until reaching the mandatory retirement age established by the Trustees.

Independent Trustees

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
William R. Ebsworth (Born 1957)	Trustee, since 2015	Retired. From 1984 to 2013, equities analyst, portfolio manager, research director and chief financial officer at Fidelity Management and Research Company in Boston, Tokyo, and Hong Kong and retired in 2013 as Chief Investment Officer of Fidelity Strategic Advisers, Inc. where he lead a team of investment professionals managing client assets. Prior thereto, Board member of Hong Kong Securities Clearing Co., Hong Kong Options Clearing Corp., the Thailand International Fund, Ltd., Fidelity Investments Life Insurance Company, and Empire Fidelity Investments Life Insurance Company. Mr. Ebsworth is a CFA® charterholder and an Adjunct Lecturer, Finance, at Babson College.	Asset Allocation Trust
Jane A. Freeman (Born 1953)	Trustee, since 2015	Retired. From 2012 to 2014 and 1999 to 2008, Chief Financial Officer of Scientific Learning Corporation. From 2008 to 2012, Ms. Freeman provided consulting services related to strategic business projects. Prior to 1999, Portfolio Manager at Rockefeller & Co. and Scudder, Stevens & Clark. Board member of the Harding Loevner Funds from 1996 to 2014, serving as both Lead Independent Director and chair of the Audit Committee. Board member of the Russell Exchange Traded Funds Trust from 2011 to 2012 and the chair of the Audit Committee. Ms. Freeman is a Board Member of Ruth Bancroft Garden (non-profit organization) and an inactive chartered financial analyst.	Asset Allocation Trust
Peter G. Gordon (Born 1942)	Trustee, since 1998; Chairman, since 2005	Co-Founder, Retired Chairman, President and CEO of Crystal Geyser Water Company. Trustee Emeritus, Colby College.	Asset Allocation Trust
Isaiah Harris, Jr. (Born 1952)	Trustee, since 2009	Retired. Chairman of the Board of CIGNA Corporation since 2009, and Director since 2005. From 2003 to 2011, Director of Deluxe Corporation. Prior thereto, President and CEO of BellSouth Advertising and Publishing Corp. from 2005 to 2007, President and CEO of BellSouth Enterprises from 2004 to 2005 and President of BellSouth Consumer Services from 2000 to 2003. Emeritus member of the Iowa State University Foundation Board of Governors. Emeritus Member of the Advisory Board of Iowa State University School of Business. Advisory Board Member, Palm Harbor Academy (charter school). Advisory Board Member, Child Evangelism Fellowship (non-profit). Mr. Harris is a certified public accountant (inactive status).	CIGNA Corporation; Asset Allocation Trust
Judith M. Johnson (Born 1949)	Trustee, since 2008; Audit Committee Chairman, since 2008	Retired. Prior thereto, Chief Executive Officer and Chief Investment Officer of Minneapolis Employees Retirement Fund from 1996 to 2008. Ms. Johnson is an attorney, certified public accountant and a certified managerial accountant.	Asset Allocation Trust
David F. Larcker (Born 1950)	Trustee, since 2009	James Irvin Miller Professor of Accounting at the Graduate School of Business, Stanford University, Director of the Corporate Governance Research Initiative and Senior Faculty of The Rock Center for Corporate Governance since 2006. From 2005 to 2008, Professor of Accounting at the Graduate School of Business, Stanford University. Prior thereto, Ernst & Young Professor of Accounting at The Wharton School, University of Pennsylvania from 1985 to 2005.	Asset Allocation Trust

30	Wells Fargo Special Mid Cap Value Fund	Other information (unaudited)

Name and year of birth	Position held and length of service*	Principal occupations during past five years or longer	Current other public company or investment company directorships
Olivia S. Mitchell (Born 1953)	Trustee, since 2006	International Foundation of Employee Benefit Plans Professor, Wharton School of the University of Pennsylvania since 1993. Director of Wharton’s Pension Research Council and Boettner Center on Pensions & Retirement Research, and Research Associate at the National Bureau of Economic Research. Previously, Cornell University Professor from 1978 to 1993.	Asset Allocation Trust
Timothy J. Penny (Born 1951)	Trustee, since 1996	President and Chief Executive Officer of Southern Minnesota Initiative Foundation, a non-profit organization, since 2007 and Senior Fellow at the Humphrey Institute Policy Forum at the University of Minnesota since 1995. Member of the Board of Trustees of NorthStar Education Finance, Inc., a non-profit organization, since 2007.	Asset Allocation Trust
Michael S. Scofield (Born 1943)	Trustee, since 2010	Served on the Investment Company Institute’s Board of Governors and Executive Committee from 2008-2011 as well the Governing Council of the Independent Directors Council from 2006-2011 and the Independent Directors Council Executive Committee from 2008-2011. Chairman of the IDC from 2008-2010. Institutional Investor (Fund Directions) Trustee of Year in 2007. Trustee of the Evergreen Funds complex (and its predecessors) from 1984 to 2010. Chairman of the Evergreen Funds from 2000-2010. Former Trustee of the Mentor Funds. Retired Attorney, Law Offices of Michael S. Scofield.	Asset Allocation Trust

*	Length of service dates reflect the Trustee’s commencement of service with the Trust’s predecessor entities, where applicable.

Officers

Name and year of birth	Position held and length of service	Principal occupations during past five years or longer
Karla M. Rabusch (Born 1959)	President, since 2003	Executive Vice President of Wells Fargo Bank, N.A. and President of Wells Fargo Funds Management, LLC since 2003.
Nancy Wiser[1] (Born 1967)	Treasurer, since 2012	Executive Vice President of Wells Fargo Funds Management, LLC since 2011. Chief Operating Officer and Chief Compliance Officer at LightBox Capital Management LLC, from 2008 to 2011.
C. David Messman (Born 1960)	Secretary, since 2000; Chief Legal Officer, since 2003	Senior Vice President and Secretary of Wells Fargo Funds Management, LLC since 2001. Assistant General Counsel of Wells Fargo Bank, N.A. since 2013 and Vice President and Managing Counsel of Wells Fargo Bank, N.A. from 1996 to 2013.
Michael Whitaker (Born 1967)	Chief Compliance Officer, since 2016[3]	Executive Vice President of Wells Fargo Funds Management, LLC since 2016. Chief Compliance Officer of Fidelity’s Fixed Income Funds and Asset Allocation Funds from 2008 to 2016, Compliance Officer of FMR Co., Inc. from 2014 to 2016, Fidelity Investments Money Management, Inc. from 2014 to 2016, Fidelity Investments from 2007 to 2016.
David Berardi (Born 1975)	Assistant Treasurer, since 2009	Vice President of Wells Fargo Funds Management, LLC since 2009. Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010. Manager of Fund Reporting and Control for Evergreen Investment Management Company, LLC from 2004 to 2010.
Jeremy DePalma[1] (Born 1974)	Assistant Treasurer, since 2009	Senior Vice President of Wells Fargo Funds Management, LLC since 2009. Senior Vice President of Evergreen Investment Management Company, LLC from 2008 to 2010 and head of the Fund Reporting and Control Team within Fund Administration from 2005 to 2010.

[1]	Nancy Wiser acts as Treasurer of 70 funds in the Fund Complex. Jeremy DePalma acts as Treasurer of 68 funds and Assistant Treasurer of 70 funds in the Fund Complex.

[2]	The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request, by calling 1-800-222-8222 or by visiting the website at wellsfargofunds.com.

[3]	Michael Whitaker became Chief Compliance Officer effective May 16, 2016.

Other information (unaudited)	Wells Fargo Special Mid Cap Value Fund	31

BOARD CONSIDERATION OF INVESTMENT MANAGEMENT AND SUB-ADVISORY AGREEMENTS:

Under the Investment Company Act of 1940 (the “1940 Act”), the Board of Trustees (the “Board”) of Wells Fargo Funds Trust (the “Trust”) must determine annually whether to approve the continuation of the Trust’s investment management and sub-advisory agreements. In this regard, at an in-person meeting held on May 24-25, 2016 (the “Meeting”), the Board, all the members of which have no direct or indirect interest in the investment management and sub-advisory agreements and are not “interested persons” of the Trust, as defined in the 1940 Act (the “Independent Trustees”), reviewed and approved for Wells Fargo Special Mid Cap Value Fund (the “Fund”): (i) an investment management agreement (the “Management Agreement”) with Wells Fargo Funds Management, LLC (“Funds Management”); and (ii) an investment sub-advisory agreement (the “Sub-Advisory Agreement”) with Wells Capital Management Incorporated (the “Sub-Adviser”), an affiliate of Funds Management. The Management Agreement and the Sub-Advisory Agreement are collectively referred to as the “Advisory Agreements.”

At the Meeting, the Board considered the factors and reached the conclusions described below relating to the selection of Funds Management and the Sub-Adviser and the approval of the Advisory Agreements. Prior to the Meeting, including at an in-person meeting in April 2016, the Trustees conferred extensively among themselves and with representatives of Funds Management about these matters. Also, the Board has adopted a team-based approach, with each team consisting of a sub-set of Trustees, to assist the full Board in the discharge of its duties in reviewing performance and other matters throughout the year. The Independent Trustees were assisted in their evaluation of the Advisory Agreements by independent legal counsel, from whom they received separate legal advice and with whom they met separately.

In providing information to the Board, Funds Management and the Sub-Adviser were guided by a detailed set of requests for information submitted to them by independent legal counsel on behalf of the Independent Trustees at the start of the Board’s annual contract renewal process earlier in 2016. In considering and approving the Advisory Agreements, the Trustees considered the information they believed relevant, including but not limited to the information discussed below. The Board considered not only the specific information presented in connection with the Meeting, but also the knowledge gained over time through interaction with Funds Management and the Sub-Adviser about various topics. In this regard, the Board reviewed reports of Funds Management at each of its quarterly meetings, which included, among other things, portfolio reviews and performance reports. In addition, the Board and the teams mentioned above confer with portfolio managers at various times throughout the year. The Board did not identify any particular information or consideration that was all-important or controlling, and each individual Trustee may have attributed different weights to various factors.

After its deliberations, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable. The Board considered the approval of the Advisory Agreements for the Fund as part of its consideration of agreements for funds across the complex, but its approvals were made on a fund-by-fund basis. The following summarizes a number of important, but not necessarily all, factors considered by the Board in support of its approvals.

Nature, extent and quality of services

The Board received and considered various information regarding the nature, extent and quality of services provided to the Fund by Funds Management and the Sub-Adviser under the Advisory Agreements. This information included a description of the investment advisory services and Fund-level administrative services covered by the Management Agreement, as well as, among other things, a summary of the background and experience of senior management of Funds Management, and the qualifications, background, tenure and responsibilities of each of the portfolio managers primarily responsible for the day-to-day portfolio management of the Fund.

The Board evaluated the ability of Funds Management and the Sub-Adviser to attract and retain qualified investment professionals, including research, advisory and supervisory personnel. The Board further considered the compliance programs and compliance records of Funds Management and the Sub-Adviser. In addition, the Board took into account the full range of services provided to the Fund by Funds Management and its affiliates.

Fund performance and expenses

The Board considered the performance results for the Fund over various time periods ended December 31, 2015. The Board considered these results in comparison to the performance of funds in a universe that was determined by Broadridge Inc. (“Broadridge”) to be similar to the Fund (the “Universe”), and in comparison to the Fund’s benchmark index and to other comparative data. Broadridge is an independent provider of investment company data. The Board received a description of the methodology used by Broadridge to select the mutual funds in the performance Universe.

32	Wells Fargo Special Mid Cap Value Fund	Other information (unaudited)

The Board noted that the performance of the Fund (Administrator Class) was higher than the average performance of the Universe for all periods under review. The Board also noted that the performance of the Fund was higher than its benchmark, the Russell Midcap® Value Index, for all periods under review except the one-year period.

The Board also received and considered information regarding the Fund’s net operating expense ratios and their various components, including actual management fees, custodian and other non-management fees, and Rule 12b-1 and non-Rule 12b-1 shareholder service fees. The Board considered these ratios in comparison to the median ratios of funds in class-specific expense groups that were determined by Broadridge to be similar to the Fund (the “Groups”). The Board received a description of the methodology used by Broadridge to select the mutual funds in the expense Groups and an explanation of how funds comprising expense groups and their expense ratios may vary from year-to-year. Based on the Broadridge reports, the Board noted that the net operating expense ratios of the Fund were equal to or lower than the median net operating expense ratios of the expense Groups. The Board discussed and accepted Funds Management’s proposal to reduce the net operating expense ratio caps for the Class A, Class C, Class R and Class R6.

The Board took into account the Fund performance and expense information provided to it among the factors considered in deciding to re-approve the Advisory Agreements.

Investment management and sub-advisory fee rates

The Board reviewed and considered the contractual fee rates payable by the Fund to Funds Management under the Management Agreement, as well as the contractual fee rates payable by the Fund to Funds Management for class-level administrative services under a Class-Level Administration Agreement, which include class-level transfer agency and sub-transfer agency costs (collectively, the “Management Rates”). The Board also reviewed and considered the contractual investment sub-advisory fee rates that are payable by Funds Management to the Sub-Adviser for investment sub-advisory services.

Among other information reviewed by the Board was a comparison of the Fund’s Management Rates with the average contractual investment management fee rates of funds in the expense Groups at a common asset level as well as transfer agency costs of the funds in the expense Groups. The Board noted that the Management Rates of the Fund were lower than or in range of the sum of these average rates for the Fund’s expense Groups for all share classes except Class R. The Board noted that the net operating expense ratios of the Fund were equal to or lower than the median net operating expense ratios of the expense Groups, including Class R.

The Board also received and considered information about the portion of the total management fee that was retained by Funds Management after payment of the fee to the Sub-Adviser for sub-advisory services. In assessing the reasonableness of this amount, the Board received and evaluated information about the nature and extent of responsibilities retained and risks assumed by Funds Management and not delegated to or assumed by the Sub-Adviser, and about Funds Management’s on-going oversight services. However, given the affiliation between Funds Management and the Sub-Adviser, the Board ascribed limited relevance to the allocation of fees between them.

The Board also received and considered information about the nature and extent of services offered and fee rates charged by Funds Management and the Sub-Adviser to other types of clients with investment strategies similar to those of the Fund. In this regard, the Board received information about the significantly greater scope of services, and compliance, reporting and other legal burdens and risks of managing mutual funds compared with those associated with managing assets of non-mutual fund clients such as collective funds or institutional separate accounts.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board determined that the compensation payable to Funds Management under the Management Agreement and to the Sub-Adviser under the Sub-Advisory Agreement was reasonable, in light of the services covered by the Advisory Agreements.

Profitability

The Board received and considered information concerning the profitability of Funds Management, as well as the profitability of Wells Fargo as a whole, from providing services to the Fund and the fund family as a whole. The Board also received and considered information concerning the profitability of the Sub-Adviser from providing services to the fund family as a whole, noting that the Sub-Adviser’s profitability information with respect to providing services to the Fund was subsumed in the Wells Fargo and Funds Management profitability analysis.

Funds Management reported on the methodologies and estimates used in calculating profitability. Among other things, the Board noted that the levels of profitability reported on a fund-by-fund basis varied widely, depending on factors such

Other information (unaudited)	Wells Fargo Special Mid Cap Value Fund	33

as the size and type of fund. Based on its review, the Board did not deem the profits reported by Funds Management or Wells Fargo from its services to the Fund to be at a level that would prevent it from approving the continuation of the Advisory Agreements.

Economies of scale

With respect to possible economies of scale, the Board noted the existence of breakpoints in the Fund’s management fee structure, which operate generally to reduce the Fund’s expense ratios as the Fund grows in size. It considered that, for a small fund or a fund that shrinks in size, breakpoints conversely can result in higher fee levels. The Board also considered that fee waiver and expense reimbursement arrangements and competitive fee rates at the outset are means of sharing potential economies of scale with shareholders of the Fund and the fund family as a whole. The Board discussed and accepted Funds Management’s proposal to reduce the net operating expense ratio caps for the Class A, Class C, Class R and Class R6. The Board considered Funds Management’s view that any analyses of potential economies of scale in managing a particular fund are inherently limited in light of the joint and common costs and investments that Funds Management incurs across the fund family as a whole.

The Board concluded that the Fund’s fee and expense arrangements, including contractual breakpoints, constituted a reasonable approach to sharing potential economies of scale with the Fund and its shareholders.

Other benefits to Funds Management and the Sub-Adviser

The Board received and considered information regarding potential “fall-out” or ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, as a result of their relationships with the Fund. Ancillary benefits could include, among others, benefits directly attributable to other relationships with the Fund and benefits potentially derived from an increase in Funds Management’s and the Sub-Adviser’s business as a result of their relationships with the Fund. The Board noted that various affiliates of Funds Management may receive distribution-related fees, shareholder servicing payments and sub-transfer agency fees in respect of shares sold or held through them and services provided.

The Board also reviewed information about soft dollar credits earned and utilized by the Sub-Adviser, fees earned by Funds Management and the Sub-Adviser from managing a private investment vehicle for the fund family’s securities lending collateral and commissions earned by an affiliated broker from portfolio transactions.

Based on its consideration of the factors and information it deemed relevant, including those described here, the Board did not find that any ancillary benefits received by Funds Management and its affiliates, including the Sub-Adviser, were unreasonable.

Conclusion

At the Meeting, after considering the above-described factors and based on its deliberations and its evaluation of the information described above, the Board unanimously approved the continuation of the Advisory Agreements for a one-year term and determined that the compensation payable to Funds Management and the Sub-Adviser under each of the Advisory Agreements was reasonable.

34	Wells Fargo Special Mid Cap Value Fund	List of abbreviations

The following is a list of common abbreviations for terms and entities that may have appeared in this report.

ACA	— ACA Financial Guaranty Corporation
ADR	— American depositary receipt
ADS	— American depositary shares
AGC	— Assured Guaranty Corporation
AGM	— Assured Guaranty Municipal
Ambac	— Ambac Financial Group Incorporated
AMT	— Alternative minimum tax
AUD	— Australian dollar
BAN	— Bond anticipation notes
BHAC	— Berkshire Hathaway Assurance Corporation
BRL	— Brazilian real
CAB	— Capital appreciation bond
CAD	— Canadian dollar
CCAB	— Convertible capital appreciation bond
CDA	— Community Development Authority
CDO	— Collateralized debt obligation
CHF	— Swiss franc
COP	— Colombian peso
CLP	— Chilean peso
DKK	— Danish krone
DRIVER	— Derivative inverse tax-exempt receipts
DW&P	— Department of Water & Power
DWR	— Department of Water Resources
ECFA	— Educational & Cultural Facilities Authority
EDA	— Economic Development Authority
EDFA	— Economic Development Finance Authority
ETF	— Exchange-traded fund
EUR	— Euro
FDIC	— Federal Deposit Insurance Corporation
FFCB	— Federal Farm Credit Banks
FGIC	— Financial Guaranty Insurance Corporation
FHA	— Federal Housing Administration
FHLB	— Federal Home Loan Bank
FHLMC	— Federal Home Loan Mortgage Corporation
FICO	— The Financing Corporation
FNMA	— Federal National Mortgage Association
FSA	— Farm Service Agency
GBP	— Great British pound
GDR	— Global depositary receipt
GNMA	— Government National Mortgage Association
GO	— General obligation
HCFR	— Healthcare facilities revenue
HEFA	— Health & Educational Facilities Authority
HEFAR	— Higher education facilities authority revenue
HFA	— Housing Finance Authority
HFFA	— Health Facilities Financing Authority
HKD	— Hong Kong dollar
HUD	— Department of Housing and Urban Development
HUF	— Hungarian forint
IDA	— Industrial Development Authority
IDAG	— Industrial Development Agency
IDR	— Indonesian rupiah
IEP	— Irish pound
JPY	— Japanese yen
KRW	— Republic of Korea won
LIBOR	— London Interbank Offered Rate
LIFER	— Long Inverse Floating Exempt Receipts
LIQ	— Liquidity agreement
LLC	— Limited liability company
LLLP	— Limited liability limited partnership
LLP	— Limited liability partnership
LOC	— Letter of credit
LP	— Limited partnership
MBIA	— Municipal Bond Insurance Association
MFHR	— Multifamily housing revenue
MSTR	— Municipal securities trust receipts
MTN	— Medium-term note
MUD	— Municipal Utility District
MXN	— Mexican peso
MYR	— Malaysian ringgit
National	— National Public Finance Guarantee Corporation
NGN	— Nigerian naira
NOK	— Norwegian krone
NZD	— New Zealand dollar
PCFA	— Pollution Control Financing Authority
PCL	— Public Company Limited
PCR	— Pollution control revenue
PFA	— Public Finance Authority
PFFA	— Public Facilities Financing Authority
PFOTER	— Puttable floating option tax-exempt receipts
plc	— Public limited company
PLN	— Polish zloty
PUTTER	— Puttable tax-exempt receipts
R&D	— Research & development
Radian	— Radian Asset Assurance
RAN	— Revenue anticipation notes
RDA	— Redevelopment Authority
RDFA	— Redevelopment Finance Authority
REIT	— Real estate investment trust
ROC	— Reset option certificates
RON	— Romanian lei
RUB	— Russian ruble
SAVRS	— Select auction variable rate securities
SBA	— Small Business Authority
SDR	— Swedish depositary receipt
SEK	— Swedish krona
SFHR	— Single-family housing revenue
SFMR	— Single-family mortgage revenue
SGD	— Singapore dollar
SPA	— Standby purchase agreement
SPDR	— Standard & Poor’s Depositary Receipts
SPEAR	— Short Puttable Exempt Adjustable Receipts
STRIPS	— Separate trading of registered interest and
principal securities
TAN	— Tax anticipation notes
TBA	— To be announced
THB	— Thai baht
TIPS	— Treasury inflation-protected securities
TRAN	— Tax revenue anticipation notes
TRY	— Turkish lira
TTFA	— Transportation Trust Fund Authority
TVA	— Tennessee Valley Authority
ZAR	— South African rand

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For more information

More information about Wells Fargo Funds is available free upon request. To obtain literature, please write, email, visit the Fund’s website, or call:

Wells Fargo Funds

P.O. Box 8266

Boston, MA 02266-8266

Email: fundservice@wellsfargo.com

Website: wellsfargofunds.com

Individual investors: 1-800-222-8222

Retail investment professionals: 1-888-877-9275

Institutional investment professionals: 1-866-765-0778

This report and the financial statements contained herein are submitted for the general information of the shareholders of the Fund. If this report is used for promotional purposes, distribution of the report must be accompanied or preceded by a current prospectus. Before investing, please consider the investment objectives, risks, charges, and expenses of the investment. For a current prospectus and, if available, a summary prospectus, containing this information, call 1-800-222-8222 or visit the Fund’s website at wellsfargofunds.com. Read the prospectus carefully before you invest or send money.

Wells Fargo Asset Management (WFAM) is a trade name used by the asset management businesses of Wells Fargo & Company. Wells Fargo Funds Management, LLC, a wholly owned subsidiary of Wells Fargo & Company, provides investment advisory and administrative services for Wells Fargo Funds. Other affiliates of Wells Fargo & Company provide subadvisory and other services for the funds. The funds are distributed by Wells Fargo Funds Distributor, LLC, Member FINRA, an affiliate of Wells Fargo & Company. Neither Wells Fargo Funds Management nor Wells Fargo Funds Distributor has Fund customer accounts/assets, and neither provides investment advice/recommendations or acts as an investment advice fiduciary to any investor.

NOT FDIC INSURED  ¡  NO BANK GUARANTEE  ¡   MAY LOSE VALUE

© 2016 Wells Fargo Funds Management, LLC. All rights reserved.

246397 11-16 A234/AR234 09-16

ITEM 2. CODE OF ETHICS

(a) As of the end of the period covered by the report, Wells Fargo Funds Trust has adopted a code of ethics that applies to its President and Treasurer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

(c) During the period covered by this report, there were no amendments to the provisions of the code of ethics adopted in Item 2(a) above.

(d) During the period covered by this report, there were no implicit or explicit waivers to the provisions of the code of ethics adopted in Item 2(a) above.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT

The Board of Trustees of Wells Fargo Funds Trust has determined that Judith Johnson is an audit committee financial expert, as defined in Item 3 of Form N-CSR. Mrs. Johnson is independent for purposes of Item 3 of Form N-CSR.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a), (b), (c), (d) The following table presents aggregate fees billed in each of the last two fiscal years for services rendered to the Registrant by the Registrant’s principal accountant. These fees were billed to the registrant and were approved by the Registrant’s audit committee.

	Fiscal year ended September 30, 2016	Fiscal year ended September 30, 2015
Audit fees	$344,493	$270,080	(2)
Audit-related fees	—	—
Tax fees (1)	45,130	36,770	(3)
All other fees	—	—

	$389,623	$306,850

(1)	Tax fees consist of fees for tax compliance, tax advice, tax planning and excise tax.
(2)	Amount includes $71,270 related to prior fiscal year ended October 31, 2015 for Wells Fargo International Bond Fund and Wells Fargo Strategic Income Fund.
(3)	Amount includes $8,560 related to prior fiscal year ended October 31, 2015 for Wells Fargo International Bond Fund and Wells Fargo Strategic Income Fund.

(e) The Chairman of the Audit Committees is authorized to pre-approve: (1) audit services for the mutual funds of Wells Fargo Funds Trust; (2) non-audit tax or compliance consulting or training services provided to the Funds by the independent auditors (“Auditors”) if the fees for any particular engagement are not anticipated to exceed $50,000; and (3) non-audit tax or compliance consulting or training services provided by the Auditors to a Fund’s investment adviser and its controlling entities (where pre-approval is required because the engagement relates directly to the operations and financial reporting of the Fund) if the fee to the Auditors for any particular engagement is not anticipated to exceed $50,000. For any such pre-approval sought from the Chairman, Management shall prepare a brief description of the proposed services. If the Chairman approves of such service, he or she shall sign the statement prepared by Management. Such written statement shall be presented to the full Committees at their next regularly scheduled meetings.

(f) Not applicable

(g) Not applicable

(h) Not applicable

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable.

ITEM 6. INVESTMENTS

A Portfolio of Investments for each series of Wells Fargo Funds Trust is included as part of the report to shareholders filed under Item 1 of this Form.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees that have been implemented since the registrant’s last provided disclosure in response to the requirements of this Item.

ITEM 11. CONTROLS AND PROCEDURES

(a) The President and Treasurer have concluded that the Wells Fargo Funds Trust (the “Trust”) disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) provide reasonable assurances that material information relating to the Trust is made known to them by the appropriate persons based on their evaluation of these controls and procedures as of a date within 90 days of the filing of this report.

(b) There were no significant changes in the Trust’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS

(a)(1) Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as Exhibit COE.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is filed and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Wells Fargo Funds Trust

By:	/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	November 23, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the date indicated.

Wells Fargo Funds Trust

By:	/s/ Karla M. Rabusch

Karla M. Rabusch
President

Date:	November 23, 2016

By:	/s/ Nancy Wiser

Nancy Wiser
Treasurer

Date:	November 23, 2016

By:	/s/ Jeremy DePalma

Jeremy DePalma
Treasurer

Date:	November 23, 2016